UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10027

STATE FARM MUTUAL FUND TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
Paul J. Smith	K&L Gates LLP
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-4930

Date of fiscal year end: 12/31/2014

Date of reporting period: 12/31/2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

December 31, 2014

State Farm Mutual Fund Trust

ANNUAL REPORT

To enroll in electronic delivery of mutual funds documents, go to **statefarm.com®**, log into your account, scroll down to *State Farm Mutual Funds®*, and then click on *Go Paperless.*

Financial Statements
Statements of Assets and Liabilities	158
Statements of Operations	162
Statements of Changes in Net Assets	164
Notes to Financial Statements	170
Financial Highlights	196
Report of Independent Registered Public Accounting Firm	226
Federal Income Tax Information (unaudited)	227
Management Information (unaudited)	228

Master Investment Portfolio
LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040, and LifePath 2050
Master Portfolio Information	231
Schedules of Investments	233
Statements of Assets and Liabilities	243
Statements of Operations	244
Statements of Changes in Net Assets	245
Financial Highlights	247
Notes to Financial Statements	252
Report of Independent Registered Public Accounting Firm	257
Officers and Trustees	258

Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown in this report. Obtain total returns for the Funds current to the most recent month-end at statefarm.com under the Mutual Funds tab or by calling our Mutual Funds Response Center at 1-800-447-4930.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-800-447-4930) for a prospectus or summary prospectus containing this and other information. Read it carefully.

Investing involves risk, including potential for loss.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

The Funds may send one copy of each annual report, semi-annual report, prospectus, and proxy statement to an address shared by more than one shareholder, a practice commonly referred to as “householding” delivery of these documents. If the Fund documents you receive are being householded but you would like to receive individual copies of these documents, contact us to request individual delivery by writing to State Farm Investment Management Corp., P.O. Box 219548, Kansas City, Missouri 64121-9548 or by calling us at 1-800-447-4930. We will begin sending individual copies within 30 days after we receive notice that you have revoked your consent.

State Farm LifePath Funds are target-date portfolios that provide a diversified exposure to equities, fixed income, and/or cash for those investors who have a specific date in mind (in this case years 2020, 2030, 2040, or 2050) for retirement or another goal. The target date is the approximate date when investors plan to start withdrawing assets. The investment objectives of each LifePath Fund are adjusted over time to become more conservative as the target date approaches. The principal value of the LifePath Fund(s) is not guaranteed at any time, including at the target date.

Automatic Investment Plan (AIP)1

State Farm Mutual Funds allow you to make regular investments in a Fund with an Automatic Investment Plan through an electronic transfer of funds from your bank/credit union account. If you wish to begin an Automatic Investment Plan, the minimum amount required for both initial and subsequent investments is $50. Please consider signing up today for AIP by contacting the State Farm Mutual Funds Response Center at 1-800-447-4930 for assistance.

Electronic Delivery

As a State Farm Mutual Funds shareholder, we wish to remind you that you can elect to have future Annual Reports, Semi-Annual Reports, Prospectuses, statements, and tax forms delivered electronically rather than receiving large, bulky paper reports through the mail. This is a great way to help reduce internal fund costs related to printing and mailing these materials as well as a way to be environmentally friendly. Please consider signing up for electronic delivery today by going on statefarm.com or contacting the Mutual Funds Response Center at 1-800-447-4930 for assistance.

Service is only a phone call away

Contact your local Registered State Farm Agent or call our Mutual Funds Department toll free, at 1-800-447-4930.

Fund prices are available to you 24 hours a day, 7 days a week.

Mutual Funds Response Center Representatives are available 8 a.m.–6 p.m. Central Time Monday through Friday
(except holidays)

1-800-447-4930

Visit our website at statefarm.com

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-800-447-4930

1	Automatic investment plans do not assure a profit or protect against loss.

Message to Shareholders of State Farm Mutual Fund Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended December 31, 2014, for the State Farm Mutual Fund Trust (“the Trust”). We encourage your review and consideration of this entire report.

State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk and providing competitive investment products that can help you, our valued shareholder, with your investment goals1. We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix2. As always, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

Market Review

During 2014, the U.S. equity and fixed income markets experienced mostly positive returns, while the returns of international equity markets were mixed.

In the U.S., equity markets (as represented by the S&P 500® Index3) achieved positive total returns in eight of the past twelve months ended December 31, 2014. Throughout the period, equity markets were influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2014.

As growth in the U.S. improved during the year, the Fed continued the process of normalizing its stimulus policy, completing its monthly asset-purchase programs known as “quantitative easing” in October. Meanwhile, market uncertainty increased later in the year as investors began to anticipate possible changes in the Fed’s interest rate policy. At the same time, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. Consequently, while in the U.S. the Fed reduced its “quantitative easing” monetary accommodation, the European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth.

Major Market Indices	1-year Total Return as of 12/31/2014
S&P 500 Index	13.69%
Russell MidCap Index	13.22%
Russell 2000 Index	4.89%
MSCI EAFE Free Index	-4.90%
MSCI All Country World Index ex-U.S. Index	-3.87%
MSCI Emerging Markets Index	-2.19%
Barclays U.S. Aggregate Bond Index	5.97%
Barclays Municipal Bond Index	9.05%

This weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

1	Investing involves risk, including potential for loss.

2	Asset allocation cannot guarantee a profit or protect against a loss in a declining market.

3	Source: Standard & Poor’s. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Shareholders of State Farm Mutual Fund Trust (continued)

For the year ended December 31, 2014, large cap stocks (as represented by the S&P 500 Index) posted total returns of 13.69%, while mid-cap stocks (as represented by the Russell Midcap Index4) and small cap stocks (as represented by the Russell 2000® Index5) posted total returns of 13.22% and 4.89%, respectively. International equities markets, as represented by the MSCI EAFE Free® Index and the MSCI All Country World Index (ACWI) ex-U.S. Index, posted negative total returns of –4.90% and –3.87%, respectively, for the year in U.S. dollar terms. The U.S. dollar appreciated relative to most foreign currencies during the year, increasing approximately 13.6% relative to the euro and increasing approximately 13.7% relative to the Japanese yen. Within the MSCI EAFE Free Index, Israel was the strongest performing market, rising 22.77% in U.S. dollar terms, while Japan and the United Kingdom, the largest country weightings in the MSCI EAFE Free Index, decreased –4.0% and –5.3%, respectively, in U.S. dollar terms. Meanwhile, Portugal and Austria finished 2014 as the weakest performing markets within the MSCI EAFE Free Index, decreasing
–38.24% and –29.77%, respectively, in U.S. dollar terms. Stock market performance in emerging market countries was also negative during the period, with the MSCI Emerging Markets Index posting a total return of –2.19% in U.S. dollar terms6.

Source: The U.S. Department of the Treasury (treasury.gov)

4	Source: Bloomberg. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities of the Russell 1000 Index based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

5	Source: Bloomberg. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities of the Russell 3000 Index based on a combination of their market cap and current index membership. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

6	Source: Bloomberg. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, Israel, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2014, the MSCI ACWI ex-U.S. Index consisted of 45 developed and emerging market country indices. The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates, all of which are magnified in emerging markets. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Shareholders of State Farm Mutual Fund Trust (continued)

The relative strength of the bond markets surprised many in 2014, after fixed income investments in general suffered losses in the prior year. As illustrated in the chart on the prior page, the U.S. Treasury yield curve flattened as the prices of most U.S. Treasuries increased even as the Fed reduced its monthly “quantitative easing” purchases throughout the year. These positive gains were due, in part, to foreign investors increasing their demand for Treasuries as they sought higher yields compared with the relatively lower yields that many other foreign bonds offered. Over the entire 12 months, the yield on 10-year U.S. Treasuries decreased from a high of 3.04% at the beginning of the period to end at 2.17% on December 31, 2014. Driven by Fed policy, short-term yields remained low, with 3-month U.S. Treasury yields decreasing 3 basis points from 0.07% at the beginning of the period to 0.04% on December 31, 2014. Yields increased on 2-year U.S. Treasuries, however, starting the period at 0.38% before ending at 0.67% on December 31, 2014, as the market began to anticipate a possible change in the Fed Funds Rate7.

Among major fixed income indices, bond price increases combined with bond coupon income to generate 5.97% and 9.05% total returns, respectively, for the Barclays U.S. Aggregate Bond Index and the Barclays Municipal Bond Index8.

Despite the positive total returns for most bond-oriented indices, it is important to remember the risk that is present when investing, even in bond funds. Investing involves risk, including a potential for loss.

On behalf of the entire State Farm Mutual Funds team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

7	Source: The U.S. Department of the Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

8	Source: Barclays Inc. The Barclays U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Barclays Municipal Bond Index is representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

State Farm Equity Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in stocks of U.S. companies with large capitalizations. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in eight of the past twelve months ended December 31, 2014. Throughout the period, equity markets were influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2014.

As growth in the U.S. improved during the year, the Fed continued the process of normalizing its stimulus policy, completing its monthly asset-purchase programs known as “quantitative easing” in October. Meanwhile, market uncertainty increased later in the year as investors began to anticipate possible changes in the Fed’s interest rate policy. At the same time, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. Consequently, while in the U.S. the Fed reduced its “quantitative easing” monetary accommodation, the European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. This weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $98/barrel and peaked in June around $107/barrel, before ending the period December 2014 around $55/barrel, a decrease of –45% for the 12-month period. Gold prices began the period at around $1,202 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending the period December 2014 around $1,184/oz., a decrease of –1% for the 12-month period.

The U.S. dollar gained against both the Euro and British pound during the period. For the period January 2014 through December 2014, the U.S. dollar increased by approximately 14% to $1.21/euro. Versus the British pound, the U.S. dollar increased by approximately 6% during the period to $1.56/£.

The 12-month total return for the S&P 500 Index was 13.69% for the period ended December 31, 2014. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 9%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 2%, and a dividend return of approximately 2.0%.

Value stocks, as represented by the Russell 1000 Value Index, produced a total return of 13.45%, which outperformed growth stocks, as represented by the Russell 1000 Growth Index, which experienced a total return of 13.05%1.

1	The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with higher price-to-book ratios and higher expected growth values. The Russell 1000 Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with lower price-to book ratios and lower expected growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, Legacy Class A shares of the State Farm Equity Fund had a total return of 14.88% without sales charges compared to a 13.69% total return for the S&P 500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	9.25%	13.47%	3.60%	$13,587
Class B	9.13%	13.59%	3.46%	$13,432

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. Class B shares Life of Class value and performance does not reflect conversion to Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment*
Legacy Class A	11.39%	13.96%	4.60%	$15,685
Legacy Class B	11.53%	13.92%	4.51%	$15,538
Institutional	15.24%	14.90%	5.19%	$16,584
Class R-1	14.45%	14.26%	4.59%	$15,666
Class R-2	14.85%	14.49%	4.81%	$15,993
Class R-3	15.15%	14.81%	5.12%	$16,471

*	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2014, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 19.89% and 12.88%, respectively, compared to a 13.69% return for the S&P 500 Index over the same time period.

Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (49.15% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, with Southwest Airlines Co. and Electronic Arts Inc. posting triple-digit gains. The remaining three holdings posted double-digit gains during the period.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2014
Southwest Airlines Co.	Industrials	2.5%
Delta Air Lines Inc.	Industrials	2.3%
Apple Inc.	Information Technology	3.2%
Electronic Arts Inc.	Information Technology	1.6%
Skyworks Solutions Inc.	Information Technology	1.8%

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, with all posting double-digit losses during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2014
Nu Skin Enterprises Inc. Class A*	Consumer Staples	sold
Herbalife Ltd.	Consumer Staples	0.5%
NetSuite Inc.*	Information Technology	sold
Halliburton Co.	Energy	0.7%
Baker Hughes Inc.*	Energy	sold

* Sold prior to 12/31/2014. Price change referenced is from 1/1/2014 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Fund, Southwest Airlines Co. posted a triple-digit gain and Micron Technology Inc. posted a single-digit gain. The remaining eight holdings posted double-digit gains for the period.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2014
Apple Inc.	Information Technology	3.2%
United Continental Holdings Inc.	Industrials	2.7%
Southwest Airlines Co.	Industrials	2.5%
Delta Air Lines Inc.	Industrials	2.3%
Level 3 Communications Inc.	Telecommunication Services	2.0%
Actavis PLC	Health Care	2.0%
Micron Technology Inc.	Information Technology	2.0%
HCA Holdings Inc.	Health Care	2.0%
Regeneron Pharmaceuticals Inc.	Health Care	1.9%
Skyworks Solutions Inc.	Information Technology	1.8%

Westwood Management Corp. (50.85% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Westwood’s performance during the year as well as a recap of the top ten holdings within Westwood’s portion of the Fund.

Among the largest contributors to Westwood’s performance during the year were the following five holdings. Skyworks Solutions Inc. posted a triple-digit gain and the remaining 4 holdings posted double-digit gains for the period.

Westwood - Top 5 Contributors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2014
Skyworks Solutions Inc.	Information Technology	2.8%
Union Pacific Corp.	Industrials	2.7%
Apple Inc.	Information Technology	2.1%
Wells Fargo & Co.	Financials	3.3%
Advance Auto Parts Inc.	Consumer Discretionary	1.1%

Among the largest detractors to Westwood’s performance during the year were the following five holdings, with all posting double-digit losses during the period except AMC Networks Inc. Class A and General Electric Co., which each posted single-digit losses.

Westwood - Top 5 Detractors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2014
WESCO International Inc.	Industrials	1.5%
Viacom Inc. Class B	Consumer Discretionary	2.1%
AMC Networks Inc. Class A	Consumer Discretionary	1.9%
Occidental Petroleum Corp.	Energy	1.1%
General Electric Co.*	Industrials	sold

* Sold prior to 12/31/2014. Price change referenced is from 1/1/2014 to date sold.

Among the top ten largest holdings within Westwood’s portion of the Fund, all posted double-digit gains during the period except Skyworks Solutions Inc., which posted a triple-digit gain and Capital One Financial Corp., which posted a single-digit gain.

Westwood - Top 10 Holdings

Security	Sector	% of Westwood’s Total Investments as of 12/31/2014
Wells Fargo & Co.	Financials	3.3%
Bank of America Corp.	Financials	3.1%
JPMorgan Chase & Co.	Financials	2.8%
Honeywell International Inc.	Industrials	2.8%
Capital One Financial Corp.	Financials	2.8%
Skyworks Solutions Inc.	Information Technology	2.8%
Union Pacific Corp.	Industrials	2.7%
Amdocs Ltd.	Information Technology	2.5%
Target Corp.	Consumer Discretionary	2.3%
Home Depot Inc., The	Consumer Discretionary	2.3%

Financial highlights for this Fund can be found on pages 196-197.

State Farm Small/Mid Cap Equity Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, LLC (“Rainier”). Bridgeway and Rainier each manage approximately one half of the Fund’s assets.

State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway primarily invests in stocks whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Rainier primarily invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap Index, a subset of approximately 800 of the smallest companies included in the Russell 1000 Index, which measures the performance of the largest 1,000 companies in the market.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. In selecting common stock for purchase by the Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in eight of the past twelve months ended December 31, 2014. Throughout the period, equity markets were influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2014.

As growth in the U.S. improved during the year, the Fed continued the process of normalizing its stimulus policy, completing its monthly asset-purchase programs known as “quantitative easing” in October. Meanwhile, market uncertainty increased later in the year as investors began to anticipate possible changes in the Fed’s interest rate policy. At the same time, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. Consequently, while in the U.S. the Fed reduced its “quantitative easing” monetary accommodation, the European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. This weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $98/barrel and peaked in June around $107/barrel, before ending the period December 2014 around $55/barrel, a decrease of –45% for the 12-month period. Gold prices began the period at around $1,202 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending the period December 2014 around $1,184/oz., a decrease of –1% for the 12-month period.

The U.S. dollar appreciated relative to most foreign currencies during the year. For the period January 2014 through December 2014, the U.S. dollar increased by approximately 14% relative to the Japanese yen. Versus the euro, the U.S. dollar increased by approximately 14% to $1.21/euro and versus the British pound, the U.S. dollar increased by approximately 6% during the period to $1.56/£.

For the year ended December 31, 2014, the Index posted a total return of 7.07%. Value stocks, as represented by the Russell 2500 Value Index, produced a total return of 7.11%, which outperformed growth stocks, as represented by the Russell 2500 Growth Index, which experienced a total return of 7.05%1.

1	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to midcap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

Legacy Class A shares of the State Farm Small/Mid Cap Equity Fund had a total return of 4.13% without sales charges for the 1-year period ended December 31, 2014, compared to a 7.07% total return of the Russell 2500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	-1.08%	12.99%	5.19%	$15,500
Class B	-1.46%	13.24%	5.14%	$15,447

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. Class B shares Life of Class value and performance does not reflect conversion to Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Russell 2500 Index measures the performance of the 2,500 smallest securities in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment*
Legacy Class A	0.97%	13.48%	5.82%	$17,613
Legacy Class B	0.73%	13.46%	5.72%	$17,439
Institutional	4.44%	14.47%	6.42%	$18,630
Class R-1	3.83%	13.81%	5.81%	$17,583
Class R-2	3.98%	14.01%	6.00%	$17,910
Class R-3	4.33%	14.39%	6.34%	$18,484

*	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	The Russell 2500 Index measures the performance of the 2,500 smallest securities in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2014, Bridgeway and Rainier generated portfolio returns (before fees and expenses) of 1.51% and 10.14%, respectively, compared to a 7.07% return for the Index over the same time period.

Below are discussions concerning the performance and individual investments made by Bridgeway and Rainier during the course of the reporting period.

Bridgeway Capital Management, Inc. (50.07% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, with Hawaiian Holdings Inc. posting a triple-digit gain and the remaining holdings posting double-digit gains.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2014
Hawaiian Holdings Inc.	Industrials	2.3%
Pantry Inc., The	Consumer Staples	1.0%
Albany Molecular Research Inc.*	Health Care	sold
Sanmina Corp.	Information Technology	1.5%
Cash America International Inc.	Financials	0.7%

* Sold prior to 12/31/2014. Price change referenced is from 1/1/2014 to date sold.

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, with all posting double-digit losses during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2014
Energy XXI Ltd.	Energy	0.1%
Cumulus Media Inc. Class A*	Consumer Discretionary	sold
Stone Energy Corp.	Energy	0.7%
Pacific Ethanol Inc.	Energy	0.1%
hhgregg Inc.*	Consumer Discretionary	sold

* Sold prior to 12/31/2014. Price change referenced is from 1/1/2014 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Fund, Hawaiian Holdings Inc. posted a triple-digit gain, while Fidelity & Guaranty Life posted a single-digit gain and Magellan Health Inc. posted a single-digit loss. The remaining seven holdings each posted double-digit gains.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2014
Hawaiian Holdings Inc.	Industrials	2.3%
Green Plains Inc.	Energy	1.5%
Sanmina Corp.	Information Technology	1.5%
Republic Airways Holdings Inc.	Industrials	1.5%
Matthews International Corp. Class A	Industrials	1.4%
Acco Brands Corp.	Industrials	1.4%
FBL Financial Group Inc. Class A	Financials	1.4%
Take-Two Interactive Software Inc.	Information Technology	1.4%
Magellan Health Inc.	Health Care	1.3%
Fidelity & Guaranty Life	Financials	1.3%

Rainier Investment Management, LLC (49.93% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Rainier’s performance during the year as well as a recap of the top ten holdings within Rainier’s portion of the Fund.

Among the largest contributors to Rainier’s performance during the year were the following five holdings, with Southwest Airlines Co. posting a triple-digit gain and the remaining holdings each posting double-digit gains.

Rainier - Top 5 Contributors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2014
NXP Semiconductors NV	Information Technology	2.3%
Southwest Airlines Co.	Industrials	1.3%
Avago Technologies Ltd.	Information Technology	1.4%
United Rentals Inc.	Industrials	1.3%
Foot Locker Inc.	Consumer Discretionary	1.0%

Among the largest detractors to Rainier’s performance during the year were the following five holdings, with all posting double-digit losses during the period.

Rainier - Top 5 Detractors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2014
Ocwen Financial Corp.*	Financials	sold
Nabors Industries Ltd.	Energy	1.3%
B/E Aerospace Inc.*	Industrials	sold
Whiting Petroleum Corp.*	Energy	sold
Oasis Petroleum Inc.*	Energy	sold

* Sold prior to 12/31/2014. Price change referenced is from 1/1/2014 to date sold.

Among the top ten largest holdings within Rainier’s portion of the Fund, Mohawk Industries Inc., Endo International PLC and Fortune Brands Home & Security Inc. each posted single-digit gains. Eagle Materials Inc. posted a single-digit loss for the period, while the remaining six holdings each posted double-digit gains.

Rainier - Top 10 Holdings

Security	Sector	% of Rainier’s Total Investments as of 12/31/2014
NXP Semiconductors NV	Information Technology	2.3%
Tyson Foods Inc. Class A	Consumer Staples	2.2%
Mohawk Industries Inc.	Consumer Discretionary	1.8%
American Airlines Group Inc.	Industrials	1.7%
Corporate Office Properties Trust	Financials	1.7%
Signature Bank	Financials	1.7%
Harman International Industries Inc.	Consumer Discretionary	1.7%
Endo International PLC	Health Care	1.6%
Eagle Materials Inc.	Materials	1.6%
Fortune Brands Home & Security Inc.	Industrials	1.6%

Financial highlights for this Fund can be found on pages 198-199.

State Farm International Equity Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, LLC. (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S. (the “Index”).

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.

The Fund allows investments in emerging or developing markets. As of December 31, 2014, the Fund had 7.86% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of –3.87% for the reporting period, underperforming U.S. equity markets. International equity markets were hampered by weak global growth, an appreciating U.S. dollar, and geopolitical turbulence. All performance information included in this discussion is quoted in U.S. dollars.

Within the Index, Israel was the strongest performing market, rising 22.77% in U.S. dollar terms, while Japan and the United Kingdom, the largest country weightings in the Index, decreased –4.02% and –5.39%, respectively, in U.S. dollar terms. Meanwhile, Portugal and Austria finished 2014 as the weakest performing markets within the Index, decreasing –38.24% and –29.77%, respectively, in U.S. dollar terms. Stock market performance in emerging market countries was also negative during the period, with the MSCI Emerging Markets Index posting a total return of –2.19% in U.S. dollar terms. Emerging market countries such as India and China gained 23.87% and 7.96%, respectively, while Brazil declined –14.04% in U.S. dollar terms during the period.

While growth in the U.S. improved during the year, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. The European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. Weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $98/barrel and peaked in June around $107/barrel, before ending the period December 2014 around $55/barrel, a decrease of –45% for the 12-month period. Gold prices began the period at around $1,202 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending the period December 2014 around $1,184/oz., a decrease of –1% for the 12-month period.

The U.S. dollar appreciated relative to most foreign currencies during the year. For the period January 2014 through December 2014, the U.S. dollar increased by approximately 14% relative to the Japanese yen. Versus the euro, the U.S. dollar increased by approximately 14% to $1.21/euro and versus the British pound, the U.S. dollar increased by approximately 6% during the period to $1.56/£.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 10 other countries, each of which represents less than 2% of net assets.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2014, Legacy Class A shares of the State Farm International Equity Fund had a total return of –6.43% without sales charges compared to a –3.87% total return for the MSCI ACWI ex-U.S. Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	-10.97%	3.60%	0.15%	$10,131
Class B	-11.62%	3.71%	0.12%	$10,108

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. Class B shares Life of Class value and performance does not reflect conversion to Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2014, the MSCI AWCI ex-U.S. Index consisted of 45 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment*
Legacy Class A	-9.27%	4.01%	2.96%	13,383
Legacy Class B	-9.52%	3.91%	2.86%	13,259
Institutional	-6.19%	4.92%	3.54%	14,161
Class R-1	-6.71%	4.33%	2.95%	13,371
Class R-2	-6.48%	4.53%	3.16%	13,655
Class R-3	-6.25%	4.86%	3.45%	14,044

*	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2014, the MSCI AWCI ex-U.S. Index consisted of 45 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2014, Marsico and Northern Cross each individually generated single-digit total losses, with Marsico’s portion of the Fund outperforming Northern Cross’ portion of the Fund. Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the reporting period.

Marsico Capital Management, LLC (51.54% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Marsico’s performance during the year as well as a recap of the top ten holdings within Marsico’s portion of the Fund.

Among the largest contributors to Marsico’s performance during the year were the following five holdings, with each posting double-digit gains during the period.

Marsico - Top 5 Contributors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2014
Alibaba Group Holding Ltd. Sponsored ADR	Information Technology	3.9%
Gilead Sciences Inc.	Health Care	2.0%
Canadian Pacific Railway Ltd.	Industrials	6.0%
Baidu Inc. Sponsored ADR	Information Technology	3.9%
Liberty Global PLC Series C	Consumer Discretionary	6.0%

Among the largest detractors to Marsico’s performance during the year were the following five holdings, with each posting double-digit losses during the period.

Marsico - Top 5 Detractors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2014
Sands China Ltd*	Consumer Discretionary	sold
Adidas AG*	Consumer Discretionary	sold
Novadaq Technologies Inc.	Health Care	1.5%
ASOS PLC*	Consumer Discretionary	sold
Rolls-Royce Holdings PLC*	Industrials	sold

* Sold prior to 12/31/2014. Price change referenced is from 1/1/2014 to date sold.

Among the top ten largest holdings within Marsico’s portion of the Fund, ASML Holding NV, Liberty Global PLC Series C, Canadian Pacific Railway Ltd., Baidu Inc. Sponsored ADR and Alibaba Group Holding Ltd. Sponsored ADR all posted double-digit gains for the period. MasterCard Inc. Class A posted a single-digit gain, while Novartis AG Reg. posted a single-digit loss for the period. ARM Holdings PLC, Tencent Holdings Ltd. and Infineon Technologies AG each posted double-digit losses during the period.

Marsico - Top 10 Holdings

Security	Sector	% of Marsico’s Total Investment as of 12/31/2014
ASML Holding NV	Information Technology	6.1%
Liberty Global PLC Series C	Consumer Discretionary	6.0%
Canadian Pacific Railway Ltd.	Industrials	6.0%
ARM Holdings PLC	Information Technology	4.4%
Novartis AG Reg.	Health Care	4.1%
Tencent Holdings Ltd.	Information Technology	4.1%
MasterCard Inc. Class A	Information Technology	4.0%
Infineon Technologies AG	Information Technology	4.0%
Baidu Inc. Sponsored ADR	Information Technology	3.9%
Alibaba Group Holding Ltd. Sponsored ADR	Information Technology	3.9%

Northern Cross, LLC (48.46% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Northern Cross’ performance during the year as well as a recap of the top ten holdings within Northern Cross’ portion of the Fund.

Among the largest contributors to Northern Cross’ performance during the year were the following five holdings, with each posting double-digit gains for the period.

Northern Cross - Top 5 Contributors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2014
Intesa Sanpaolo	Financials	0.7%
Novartis AG Reg.	Health Care	2.3%
Novo Nordisk A/S Class B	Health Care	2.5%
Anheuser-Busch Inbev NV	Consumer Staples	2.8%
Cheung Kong Holdings Ltd.	Financials	0.9%

Among the largest detractors to Northern Cross’ performance during the year were the following five holdings, with each posting double-digit losses during the period.

Northern Cross - Top 5 Detractors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2014
Rolls-Royce Holdings PLC	Industrials	2.3%
Freeport-McMoran Inc.	Materials	1.3%
BG Group PLC	Energy	1.3%
Banco Bilbao Vizcaya Agentaria SA	Financials	2.4%
SAP SE	Information Technology	2.3%

Among the top ten largest holdings within Northern Cross’ portion of the Fund, Novo Nordisk A/S Class B and Anheuser-Busch InBev NV posted double-digit gains for the period. Nestle SA Reg. posted a single-digit gain for the period while Roche Holding AG and Fanuc Corp. posted single-digit losses. The remaining five holdings posted double-digit losses for the period.

Northern Cross - Top 10 Holdings

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2014
Roche Holding AG	Health Care	2.9%
Anheuser-Busch InBev NV	Consumer Staples	2.8%
AXA SA	Financials	2.7%
Lloyds Banking Group PLC	Financials	2.7%
Schneider Electric SE (Paris)	Industrials	2.6%
Novo Nordisk A/S Class B	Health Care	2.5%
Banco Bilbao Vizcaya Argentaria SA	Financials	2.4%
Fanuc Corp.	Industrials	2.4%
Diageo PLC	Consumer Staples	2.4%
Nestle SA Reg.	Consumer Staples	2.3%

Financial highlights for this Fund can be found on pages 200-201.

State Farm S&P 500 Index Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm S&P 500 Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries, and most of the common stocks in the Index are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

During 2014, the U.S. equity and fixed income markets experienced mostly positive returns, while the returns of international equity markets were mixed.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in eight of the past twelve months ended December 31, 2014. Throughout the period, equity markets were influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2014.

As growth in the U.S. improved during the year, the Fed continued the process of normalizing its stimulus policy, completing its monthly asset-purchase programs known as “quantitative easing” in October. Meanwhile, market uncertainty increased later in the year as investors began to anticipate possible changes in the Fed’s interest rate policy. At the same time, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. Consequently, while in the U.S. the Fed reduced its “quantitative easing” monetary accommodation, the European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. This weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $98/barrel and peaked in June around $107/barrel, before ending the period December 2014 around $55/barrel, a decrease of –45% for the 12-month period. Gold prices began the period at around $1,202 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending the period December 2014 around $1,184/oz., a decrease of –1% for the 12-month period.

The 12-month total return for the S&P 500 Index was 13.69% for the period ended December 31, 2014. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 9%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 2%, and a dividend return of approximately 2.0%.

1

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by State Farm Mutual Fund Trust (“Licensee”). Standard & Poor’s® , S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Licensee. Licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, Legacy Class A shares of the State Farm S&P 500 Index Fund had a total return of 12.79% without sales charges compared to a 13.69% total return for the S&P 500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	7.22%	13.43%	6.26%	$16,934
Class B	7.04%	13.56%	6.15%	$16,775

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. Class B shares Life of Class value and performance does not reflect conversion to Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment*
Legacy Class A	9.42%	13.88%	6.56%	$18,885
Legacy Class B	9.35%	13.90%	6.46%	$18,697
Institutional	13.10%	14.90%	7.16%	$19,970
Class R-1	12.45%	14.23%	6.55%	$18,853
Class R-2	12.69%	14.46%	6.76%	$19,226
Class R-3	12.95%	14.77%	7.08%	$19,824

*	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2014, before fees and expenses that are not found within the Index. The Index finished the year with a total return of 13.69%. All but one of the Index’s sectors posted positive gains for the year.

Index Sector Performance

Sector	Index Weighting as of 12/31/2014	2014 Gain/Loss
Information Technology	19.7%	20%
Financials	16.6%	15%
Health Care	14.2%	25%
Consumer Discretionary	12.1%	10%
Industrials	10.4%	10%
Consumer Staples	9.8%	16%
Energy	8.4%	-8%
Utilities	3.2%	29%
Materials	3.2%	7%
Telecommunication Services	2.3%	3%

The Fund’s top ten holdings had mixed results, with 3 holdings (Chevron Corp., Exxon Mobil Corp. and General Electric Co.) posting single-digit losses. One holding (JPMorgan Chase & Co.) posted a single-digit gain and the remaining 6 holdings posted double-digit gains.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2014
Apple Inc.	Information Technology	3.4%
Exxon Mobil Corp.	Energy	2.1%
Microsoft Corp.	Information Technology	2.0%
Johnson & Johnson	Health Care	1.5%
Berkshire Hathaway Inc. Class B	Financials	1.4%
Wells Fargo & Co.	Financials	1.4%
General Electric Co.	Industrials	1.3%
Procter & Gamble Co., The	Consumer Staples	1.3%
JPMorgan Chase & Co.	Financials	1.2%
Chevron Corp.	Energy	1.1%

Financial highlights for this Fund can be found on pages 202-203.

State Farm Small Cap Index Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000 Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000 Index2. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

The Fund is sub-advised by Northern Trust Investments, N.A. (“Northern Trust”). State Farm Investment Management Corp. monitors the investment performance of Northern Trust in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The performance of small capitalization stocks lagged the performance of large capitalization stocks in 2014, with the Index posting a 4.89% total return. Large capitalization stocks, as represented by the Russell 1000 Index3, had a total return of 13.24% for the year.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in eight of the past twelve months ended December 31, 2014. Throughout the period, equity markets were influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2014.

As growth in the U.S. improved during the year, the Fed continued the process of normalizing its stimulus policy, completing its monthly asset-purchase programs known as “quantitative easing” in October. Meanwhile, market uncertainty increased later in the year as investors began to anticipate possible changes in the Fed’s interest rate policy. At the same time, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. Consequently, while in the U.S. the Fed reduced its “quantitative easing” monetary accommodation, the European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. This weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $98/barrel and peaked in June around $107/barrel, before ending the period December 2014 around $55/barrel, a decrease of –45% for the 12-month period. Gold prices began the period at around $1,202 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending the period December 2014 around $1,184/oz., a decrease of –1% for the 12-month period.

1

Russell Investment Group (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell 2000® Index. Russell® is a trademark of Russell. The State Farm Small Cap Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2	The Russell 3000 Index is composed of 3000 large U.S. Companies, as determined by market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Russell 3000 Index is comprised of stocks within the Russell 1000 and the Russell 2000 Indices.

3	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, Legacy Class A shares of the State Farm Small Cap Index Fund had a total return of 3.99% without sales charges compared to a 4.89% total return for the Russell 2000 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	-1.21%	13.33%	5.26%	$15,593
Class B	-1.64%	13.52%	5.17%	$15,480

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. Class B shares Life of Class value and performance does not reflect conversion to Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Russell 2000 Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment*
Legacy Class A	0.85%	13.80%	6.42%	$18,629
Legacy Class B	0.52%	13.82%	6.32%	$18,450
Institutional	4.24%	14.80%	7.02%	$19,715
Class R-1	3.61%	14.14%	6.41%	$18,607
Class R-2	3.89%	14.38%	6.62%	$18,977
Class R-3	4.15%	14.70%	6.94%	$19,565

*	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	The Russell 2000 Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2014, before fees and expenses that are not found within the Index.

Within the Index, sector performance was mixed, as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2014	2014 Gain/Loss
Financials	24.25%	9%
Information Technology	17.88%	8%
Health Care	14.76%	19%
Industrials	13.76%	0%
Consumer Discretionary	13.71%	2%
Materials	4.52%	-4%
Utilities	3.55%	20%
Energy	3.47%	-36%
Consumer Staples	3.34%	12%
Telecommunication Services	0.77%	0%

Performance for nine of the Fund’s top ten holdings was positive for the year, with two holdings - TriQuint Semiconductor Inc. and RF Micro Devices Inc. - posting triple-digit gains and seven holdings posting double-digit gains. The Ultimate Software Group, Inc. posted a single-digit loss for the period ended December 31, 2014.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2014
Isis Pharmaceuticals Inc.	Health Care	0.4%
TriQuint Semiconductor Inc.	Information Technology	0.3%
Brunswick Corp.	Consumer Discretionary	0.3%
RF Micro Devices Inc.	Information Technology	0.3%
Office Depot Inc.	Consumer Discretionary	0.3%
LaSalle Hotel Properties	Financials	0.3%
Graphic Packaging Holding Co.	Materials	0.2%
Puma Biotechnology Inc.	Health Care	0.2%
RLJ Lodging Trust	Financials	0.2%
Ultimate Software Group Inc., The	Information Technology	0.2%

The annual reconstitution of holdings within the Russell indices occurred on June 27, 2014. For the Index, the one-time 2014 reconstitution resulted in 179 companies being added to the Index while 199 companies were removed from the Index, a turnover of 14.51%.

Financial highlights for this Fund can be found on pages 204-205.

State Farm International Index Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Index Fund (the “Fund”) seeks investment results that approximate as closely as possible the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The Fund is sub-advised by Northern Trust Investments, N.A. (“Northern Trust”). State Farm Investment Management Corp. monitors the investment performance of Northern Trust in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of –4.90% for the reporting period, underperforming U.S. equity markets. International equity markets were hampered by weak global growth, an appreciating U.S. dollar, and geopolitical turbulence. All performance information included in this discussion is quoted in U.S. dollars.

Within the Index, Israel was the strongest performing market, rising 22.77% in U.S. dollar terms, while Japan and the United Kingdom, the largest country weightings in the Index, decreased –4.02% and –5.39%, respectively, in U.S. dollar terms. Meanwhile, Portugal and Austria finished 2014 as the weakest performing markets within the Index, decreasing –38.24% and –29.77%, respectively, in U.S. dollar terms.

While growth in the U.S. improved during the year, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. The European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. Weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $98/barrel and peaked in June around $107/barrel, before ending the period December 2014 around $55/barrel, a decrease of –45% for the 12-month period. Gold prices began the period at around $1,202 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending the period December 2014 around $1,184/oz., a decrease of –1% for the 12-month period.

The U.S. dollar appreciated relative to most foreign currencies during the year. For the period January 2014 through December 2014, the U.S. dollar increased by approximately 14% relative to the Japanese yen. Versus the euro, the U.S. dollar increased by approximately 14% to $1.21/euro and versus the British pound, the U.S. dollar increased by approximately 6% during the period to $1.56/£.

1

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the “Trust”). The State Farm International Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 11 other countries, each of which represents less than 2% of net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, Legacy Class A shares of the State Farm International Index Fund had a total return of –6.39% without sales charges compared to a –4.90% total return for the MSCI EAFE Free Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	-11.03%	3.16%	0.35%	$10,303
Class B	-11.50%	3.18%	0.24%	$10,212

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. Class B shares Life of Class value and performance does not reflect conversion to Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, Israel, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment*
Legacy Class A	-9.22%	3.57%	3.04%	$13,489
Legacy Class B	-9.45%	3.45%	2.96%	$13,392
Institutional	-6.11%	4.48%	3.63%	$14,277
Class R-1	-6.65%	3.88%	3.06%	$13,514
Class R-2	-6.49%	4.07%	3.25%	$13,770
Class R-3	-6.18%	4.39%	3.56%	$14,193

*	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, Israel, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2014, before fees and expenses that are not found within the Index. Within the Index, only two of the ten industry sectors (Health Care and Utilities) produced gains as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2014	2014 Gain/Loss
Financials	25.93%	-6%
Industrials	12.58%	-8%
Consumer Discretionary	12.43%	-5%
Consumer Staples	11.10%	-2%
Health Care	11.01%	6%
Materials	7.57%	-11%
Energy	5.69%	-19%
Telecommunication Services	5.01%	-4%
Information Technology	4.81%	-1%
Utilities	3.88%	4%

Of the top ten countries in the Index, only one (Hong Kong) posted a gain in 2014 as illustrated below.

Top 10 Countries

Country	Index Weighting as of 12/31/2014	2014 Gain/Loss
Japan	21.21%	-4%
United Kingdom	21.08%	-5%
France	9.69%	-10%
Switzerland	9.31%	0%
Germany	9.16%	-10%
Australia	7.50%	-3%
Spain	3.52%	-5%
Hong Kong	3.12%	5%
Sweden	3.08%	-8%
Netherlands	2.76%	-3%

Among the Fund’s ten largest holdings as of December 31, 2014, performance was mixed for the reporting period with six holdings posting positive returns and four holdings posting negative returns. Novartis AG Reg. was the best performer among the top ten holdings, posting a double-digit gain while BP PLC was the worst performer among the top ten holdings, posting a double-digit loss.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2014
Nestle SA Reg.	Consumer Staples	1.9%
Novartis AG Reg.	Health Care	1.7%
Roche Holding AG	Health Care	1.5%
HSBC Holdings PLC	Financials	1.4%
Toyota Motor Corp.	Consumer Discretionary	1.4%
Royal Dutch Shell PLC Class A	Energy	1.1%
BP PLC	Energy	0.9%
Commonwealth Bank of Australia	Financials	0.9%
Bayer AG	Health Care	0.9%
Total SA	Energy	0.9%

Financial highlights for this Fund can be found on pages 206-207.

State Farm Equity and Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity and Bond Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in shares of the State Farm Equity Fund (the “Equity Fund”) and the State Farm Bond Fund (the “Bond Fund”, and together with the Equity Fund, an “Underlying Fund”). Effort is made to maintain an investment mix of approximately 60% of assets in the Equity Fund and 40% of assets in the Bond Fund. The Fund never invests more than 75% of its net assets in either Underlying Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Equity Fund and the Bond Fund in addition to the commentary provided here.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in eight of the past twelve months ended December 31, 2014. Throughout the period, equity markets were influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2014.

As growth in the U.S. improved during the year, the Fed continued the process of normalizing its stimulus policy, completing its monthly asset-purchase programs known as “quantitative easing” in October. Meanwhile, market uncertainty increased later in the year as investors began to anticipate possible changes in the Fed’s interest rate policy. At the same time, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. Consequently, while in the U.S. the Fed reduced its “quantitative easing” monetary accommodation, the European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. This weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $98/barrel and peaked in June around $107/barrel, before ending the period December 2014 around $55/barrel, a decrease of –45% for the 12-month period. Gold prices began the period at around $1,202 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending the period December 2014 around $1,184/oz., a decrease of –1% for the 12-month period.

The U.S. dollar appreciated relative to most foreign currencies during the year. For the period January 2014 through December 2014, the U.S. dollar increased by approximately 14% relative to the Japanese yen. Versus the euro, the U.S. dollar increased by approximately 14% to $1.21/euro and versus the British pound, the U.S. dollar increased by approximately 6% during the period to $1.56/£.

The 12-month total return for the S&P 500 Index was 13.69% for the period ended December 31, 2014. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 9%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 2%, and a dividend return of approximately 2.0%.

Value stocks, as represented by the Russell 1000 Value Index, produced a total return of 13.45%, which outperformed growth stocks, as represented by the Russell 1000 Growth Index, which experienced a total return of 13.05%.

Within the bond markets, the relative strength surprised many in 2014 after fixed income investments in general suffered losses in the prior year. The U.S. Treasury yield curve flattened as the prices of most U.S. Treasuries increased even as the Fed reduced its monthly “quantitative easing” purchases throughout the year. Over the entire 12-months, the yield on 10-year U.S. Treasuries decreased from a high of 3.04% at the beginning of the period to end at 2.17% on December 31, 2014. Driven by Fed policy, short-term yields remained low, with 3-month U.S. Treasury yields decreasing 3 basis points from 0.07% at the beginning of the period to 0.04% on December 31, 2014. Yields increased on 2-year U.S. Treasuries, however, starting the period at 0.38% before ending at 0.67% on December 31, 2014, as the market began to anticipate a possible change in the Fed Funds Rate.

Overall, for the year ended December 31, 2014, while all major components posted positive total returns, corporate bonds generally outperformed securitized credit and U.S. Treasuries in the Barclays U.S. Aggregate Bond Index (the “Aggregate Bond Index”). For the 1-year period, the total return on corporate bonds in the Aggregate Bond Index was 7.46%, compared to total returns of 5.88% and 5.05%, respectively, on securitized credit and U.S. Treasuries. Among corporate bond sectors within the Aggregate Bond Index, utility bonds had a total return of 11.45%, while industrial bonds and financial institution bonds generated total returns of 7.60% and 6.16%, respectively for the year.

From a maturity perspective, longer-maturity corporate bonds outperformed both intermediate and short-maturity bonds in the Aggregate Bond Index during the year. The total return on 20+ year corporate bonds in the Aggregate Bond Index was 16.46% compared to a total return of 5.38% and 1.19% on 5-7 year corporate bonds and 1-3 year corporate bonds, respectively. Among U.S. Treasuries within the Aggregate Bond Index, longer-maturity U.S. Treasuries outperformed both intermediate- and short-maturity U.S. Treasuries. For the 1-year period, the total return on 20+ year U.S. Treasuries in the Aggregate Bond Index was 27.48% compared to a total return of 4.84% and 0.63% on 5-7 year U.S. Treasuries and 1-3 year U.S. Treasuries, respectively.

From a credit quality standpoint within the Aggregate Bond Index, lower quality securities generally outperformed higher quality securities with Baa-rated, A-rated, Aa-rated, and Aaa-rated securities generating total returns of 8.25%, 7.54%, 6.08%, and 5.34%, respectively, for the year. Among corporate bonds within the Aggregate Bond Index, Aaa-rated securities had a total return of 9.78% compared to Baa-rated, A-rated, and Aa-rated securities, which had total returns of 7.89%, 7.23%, and 6.35%, respectively, for the year1.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

1	Source: Barclays Live.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, Legacy Class A shares of the State Farm Equity and Bond Fund had a total return of 11.19% without sales charges. Because of the nature of the Fund (invests solely in the Institutional share class of two Underlying Funds), a blended benchmark is used for comparison purposes. The benchmark used is a combination of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index (rebalanced on a monthly basis). The total return of the blended benchmark was 10.13% for the 1-year period ended December 31, 2014. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	5.64%	9.31%	4.26%	$14,362
Class B	5.53%	9.45%	4.22%	$14,307

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. Class B shares Life of Class value and performance does not reflect conversion to Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for the Equity Fund and the Bond Fund for a description of their underlying Indices.

2	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment*
Legacy Class A	7.90%	9.74%	4.72%	$15,852
Legacy Class B	7.71%	9.71%	4.61%	$15,691
Institutional	11.44%	10.71%	5.30%	$16,768
Class R-1	10.79%	10.09%	4.69%	$15,818
Class R-2	11.11%	10.29%	4.91%	$16,143
Class R-3	11.39%	10.65%	5.23%	$16,641

*	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	See footnotes for the Equity Fund and the Bond Fund for a description of their underlying Indices.

2	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Equity and Bond Fund invests solely in the Institutional share class of the Underlying Funds – the Equity Fund and the Bond Fund. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the Equity Fund and approximately 40% of its net assets in shares of the Bond Fund. For the 1-year period ended December 31, 2014, Institutional shares of the Equity Fund and the Bond Fund returned 15.24% and 5.91% after expenses, respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Equity Fund is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Equity Fund’s portfolio between the sub-advisers. The benchmark for the Equity Fund is the S&P 500 Index.

The Equity Fund seeks long-term growth of capital. In doing so, the Equity Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase. Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Equity Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

During the 1-year period ended December 31, 2014, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 19.89% and 12.88%, respectively, compared to a 13.69% return for the S&P 500 Index over the same time period.

Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (49.15% of the Equity Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Equity Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, with Southwest Airlines Co. and Electronic Arts Inc. posting triple-digit gains. The remaining three holdings posted double-digit gains during the period.

Bridgeway - Top 5 Contributiors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2014
Southwest Airlines Co.	Industrials	2.5%
Delta Air Lines Inc.	Industrials	2.3%
Apple Inc.	Information Technology	3.2%
Electronic Arts Inc.	Information Technology	1.6%
Skyworks Solutions Inc.	Information Technology	1.8%

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, with all posting double-digit losses during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2014
Nu Skin Enterprises Inc. Class A*	Consumer Staples	sold
Herbalife Ltd.	Consumer Staples	0.5%
NetSuite Inc.*	Information Technology	sold
Halliburton Co.	Energy	0.7%
Baker Hughes Inc.*	Energy	sold

* Sold prior to 12/31/2014. Price change referenced is from 1/1/2014 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Equity Fund, Southwest Airlines Co. posted a triple-digit gain and Micron Technology Inc. posted a single-digit gain. The remaining eight holdings posted double-digit gains for the period.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2014
Apple Inc.	Information Technology	3.2%
United Continental Holdings Inc.	Industrials	2.7%
Southwest Airlines Co.	Industrials	2.5%
Delta Air Lines Inc.	Industrials	2.3%
Level 3 Communications Inc.	Telecommunication Services	2.0%
Actavis PLC	Health Care	2.0%
Micron Technology Inc.	Information Technology	2.0%
HCA Holdings Inc.	Health Care	2.0%
Regeneron Pharmaceuticals Inc.	Health Care	1.9%
Skyworks Solutions Inc.	Information Technology	1.8%

Westwood Management Corp. (50.85% of the Equity Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Westwood’s performance during the year as well as a recap of the top ten holdings within Westwood’s portion of the Equity Fund.

Among the largest contributors to Westwood’s performance during the year were the following five holdings. Skyworks Solutions Inc. posted a triple-digit gain and the remaining 4 holdings posted double-digit gains for the period.

Westwood - Top 5 Contributors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2014
Skyworks Solutions Inc.	Information Technology	2.8%
Union Pacific Corp.	Industrials	2.7%
Apple Inc.	Information Technology	2.1%
Wells Fargo & Co.	Financials	3.3%
Advance Auto Parts Inc.	Consumer Discretionary	1.1%

Among the largest detractors to Westwood’s performance during the year were the following five holdings, with all posting double-digit losses during the period except AMC Networks Inc. Class A and General Electric Co., which each posted single-digit losses.

Westwood - Top 5 Detractors

Security	Sector	% of Westwood’s Total Investment as of 12/31/2014
WESCO International Inc.	Industrials	1.5%
Viacom Inc. Class B	Consumer Discretionary	2.1%
AMC Networks Inc. Class A	Consumer Discretionary	1.9%
Occidental Petroleum Corp.	Energy	1.1%
General Electric Co.*	Industrials	sold
* Sold prior to 12/31/2014. Price change referenced is from 1/1/2014 to date sold.

Among the top ten largest holdings within Westwood’s portion of the Equity Fund, all posted double-digit gains during the period except Skyworks Solutions Inc., which posted a triple-digit gain and Capital One Financial Corp., which posted a single-digit gain.

Westwood - Top 10 Holdings

Security	Sector	% of Westwood’s Total Investment as of 12/31/2014
Wells Fargo & Co.	Financials	3.3%
Bank of America Corp.	Financials	3.1%
JPMorgan Chase & Co.	Financials	2.8%
Honeywell International Inc.	Industrials	2.8%
Capital One Financial Corp.	Financials	2.8%
Skyworks Solutions Inc.	Information Technology	2.8%
Union Pacific Corp.	Industrials	2.7%
Amdocs Ltd.	Information Technology	2.5%
Target Corp.	Consumer Discretionary	2.3%
Home Depot Inc., The	Consumer Discretionary	2.3%

Fixed Income portion of the Fund (approximately 40% throughout the period)

State Farm Investment Management Corp. manages the Bond Fund in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Bond Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

As an asset class, while all components generated positive total returns, corporate bonds in the Bond Fund outperformed mortgage-backed securities in the Bond Fund, while mortgage-backed securities in the Bond Fund outperformed U.S. Treasuries in the Bond Fund. On an absolute return basis, the greatest contributor to the Bond Fund’s performance during the year came from the Bond Fund’s allocation to corporate bonds, which experienced a positive mid-single digit total return for the period. When comparing the Bond Fund’s total return to the Aggregate Bond Index for the 1-year reporting period, the Bond Fund’s higher allocation to corporate bonds helped the Bond Fund’s performance relative to the Aggregate Bond Index, while the underperformance of corporate bonds and U.S. Treasuries within the Bond Fund relative to the corporate bonds and U.S. Treasuries within the Aggregate Bond Index hindered performance.

The option-adjusted duration of the Bond Fund stood at approximately 5.20 years at the end of 2014, down from 5.83 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this Fund can be found on pages 208-209.

State Farm Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

State Farm Investment Management Corp. manages the State Farm Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP). In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2014.

As growth in the U.S. improved during the year, the Fed continued the process of normalizing its stimulus policy, completing its monthly asset-purchase programs known as “quantitative easing” in October. Meanwhile, market uncertainty increased later in the year as investors began to anticipate possible changes in the Fed’s interest rate policy. At the same time, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. Consequently, while in the U.S. the Fed reduced its “quantitative easing” monetary accommodation, the European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. This weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

Meanwhile, the relative strength of the bond markets surprised many in 2014, after fixed income investments in general suffered losses in the prior year. The U.S. Treasury yield curve flattened as the prices of most U.S. Treasuries increased even as the Fed reduced its monthly “quantitative easing” purchases throughout the year. Over the entire 12-months, the yield on 10-year U.S. Treasuries decreased from a high of 3.04% at the beginning of the period to end at 2.17% on December 31, 2014. Driven by Fed policy, short-term yields remained low, with 3-month U.S. Treasury yields decreasing 3 basis points from 0.07% at the beginning of the period to 0.04% on December 31, 2014. Yields increased on 2-year U.S. Treasuries, however, starting the period at 0.38% before ending at 0.67% on December 31, 2014, as the market began to anticipate a possible change in the Fed Funds Rate.

Overall, for the year ended December 31, 2014, while all major components posted positive total returns, corporate bonds generally outperformed securitized credit and U.S. Treasuries in the Barclays U.S. Aggregate Bond Index (the “Index”). For the 1-year period, the total return on corporate bonds in the Index was 7.46%, compared to total returns of 5.88% and 5.05%, respectively, on securitized credit and U.S. Treasuries. Among corporate bond sectors within the Index, utility bonds had a total return of 11.45%, while industrial bonds and financial institution bonds generated total returns of 7.60% and 6.16%, respectively for the year.

From a maturity perspective, longer-maturity corporate bonds outperformed both intermediate and short-maturity bonds in the Index during the year. The total return on 20+ year corporate bonds in the Index was 16.46% compared to a total return of 5.38% and 1.19% on 5-7 year corporate bonds and 1-3 year corporate bonds, respectively. Among U.S. Treasuries within the Index, longer-maturity U.S. Treasuries outperformed both intermediate- and short-maturity U.S. Treasuries. For the 1-year period, the total return on 20+ year U.S. Treasuries in the Index was 27.48% compared to a total return of 4.84% and 0.63% on 5-7 year U.S. Treasuries and 1-3 year U.S. Treasuries, respectively.

From a credit quality standpoint within the Index, lower quality securities generally outperformed higher quality securities with Baa-rated, A-rated, Aa-rated, and Aaa-rated securities generating total returns of 8.25%, 7.54%, 6.08%, and 5.34%, respectively, for the year. Among corporate bonds within the Index, Aaa-rated securities had a total return of 9.78% compared to Baa-rated, A-rated, and Aa-rated securities, which had total returns of 7.89%, 7.23%, and 6.35%, respectively, for the year1.

1	Source: Barclays Live.

Provide an illustration of the Fund’s investments.

Provided below is the security type allocation of the State Farm Bond Fund as of December 31, 2014, along with the security type allocation of the Barclays U.S. Aggregate Bond Index for comparison.

Security Type Allocation: State Farm Bond Fund

compared to the Barclays U.S. Aggregate Bond Index

(unaudited)*

Security Type	State Farm Bond Fund Allocation	Barclays U.S. Aggregate Bond Index Allocation
Corporate Bonds	66.30%	23.27%
U.S. Treasury Obligations	13.42%	35.82%
Agency Mortgage-Backed Securities	7.03%	28.79%
Agency Commercial Mortgage-Backed Securities	9.25%	0.56%
Agency Notes & Bonds	1.07%	3.34%
Other Bonds & Foreign non-Corporate Bonds	0.00%	8.22%
Short-term Investments and Other Assets, Net of Liabilities	2.93%	0.00%

Totals	100.00%	100.00%

*	Illustrated by Type of Security and based on total net assets for the Fund and total securities for the Index as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, Legacy Class A shares of the State Farm Bond Fund had a total return of 5.54% without sales charges compared to a total return of 5.97% for the Barclays U.S. Aggregate Bond Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*	Ending Value of a $10,000 Investment**
Class A	2.47%	3.15%	4.56%*	$14,722
Class B	2.22%	3.02%	4.50%*	$14,646
Legacy Class A	2.38%	3.13%	3.93%	$14,708
Legacy Class B	2.22%	3.02%	3.85%	$14,585
Institutional	5.91%	4.04%	4.53%	$15,574
Class R-1	5.30%	3.46%	3.94%	$14,719
Class R-2	5.42%	3.65%	4.12%	$14,974
Class R-3	5.83%	3.97%	4.45%	$14,455

*	Class A and Class B Shares from 05/01/2006.

**	For a 10 YEAR or Life of Class (if shorter) period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Legacy Class A shares values and Legacy Class A shares performance on the line graph reflect a maximum sales charge of 3% at initial investment. Class A, Class B, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Legacy Class A shares and for Class B and Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. Class B shares Life of Class value and performance does not reflect conversion to Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Barclays U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As an asset class, while all components generated positive total returns, corporate bonds in the Fund outperformed mortgage-backed securities in the Fund, while mortgage-backed securities in the Fund outperformed U.S. Treasuries in the Fund. On an absolute return basis, the greatest contributor to Fund performance during the year came from the Fund’s allocation to corporate bonds, which experienced a positive mid-single digit total return for the period.

When comparing the Fund’s total return to the Index for the 1-year reporting period, the Fund’s higher allocation to corporate bonds helped the Fund’s performance relative to the Index, while the underperformance of corporate bonds and U.S. Treasuries within the Fund relative to the corporate bonds and U.S. Treasuries within the Index hindered performance.

The option-adjusted duration of the Fund stood at approximately 5.20 years at the end of 2014, down from 5.83 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this Fund can be found on pages 210-211.

State Farm Tax Advantaged Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Tax Advantaged Bond Fund (the “Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax. In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for federal income tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small in total assets compared to the taxable bond market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success in this asset class. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range (currently maturities of 10-17 years) for the bulk of the Fund’s assets. The Fund also seeks to remain invested mainly in assets of high credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the Barclays Municipal Bond Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

The relative strength of the bond markets surprised many in 2014, after fixed income investments in general suffered losses in the prior year. Throughout the 1-year period ended December 31, 2014, fixed income markets were influenced by many factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP). In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2014.

Meanwhile, as growth in the U.S. improved during the year, the Fed continued the process of normalizing its stimulus policy, completing its monthly asset-purchase programs known as “quantitative easing” in October. Market uncertainty increased later in the year as investors began to anticipate possible changes in the Fed’s interest rate policy. At the same time, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. Consequently, while in the U.S. the Fed reduced its “quantitative easing” monetary accommodation, the European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. This weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

As illustrated in Table 1 below, the municipal bond yield curve flattened as longer-maturity yields decreased more than short-maturity yields over the 1-year period ended December 31, 2014.

Table 1: Municipal Market Data (MMD) Yields (%) – AAA-Rated General Obligation Municipal Bonds1

Date	1-Year	5-Year	10-Year	20-Year
January 1, 2014	0.17%	1.24%	2.77%	3.83%
December 31, 2014	0.16%	1.32%	2.04%	2.58%

Increase (Decrease) in Yield	(0.01%)	0.08%	(0.73%)	(1.25%)

1

The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained. Source: © 2014 Lipper, a Thomson Reuters Company. Information provided by Lipper is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Lipper nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. LIPPER EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

As illustrated in Table 2 below, annual total returns (as of December 31, 2014) on various components of the Barclays Municipal Bond Index were positive all along the maturity yield curve, with higher returns produced at the longer-end of the curve. The Barclays Municipal Bond Index had a total return of 9.05% for the 1-year period ended December 31, 2014.

Table 2: Barclays Municipal Bond Index – Component Returns by Maturity2

Maturity	Annual Total Return (as of December 31, 2014)
1-Year Municipal Bonds	0.58%
3-Year Municipal Bonds	1.22%
5-Year Municipal Bonds	3.19%
7-Year Municipal Bonds	6.09%
10-Year Municipal Bonds	8.72%
15-Year Municipal Bonds	11.73%
20-Year Municipal Bonds	13.03%
Long-Bond (22+ Year) Municipal Bonds	15.39%

2	Source: Barclays Live. Past performance does not guarantee future results. The data illustrated provides component annual total returns by municipal bond maturities of the Barclays Municipal Bond Index.

From a total return standpoint, the lower end of investment-grade quality municipal bonds (Baa and A rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aaa and Aa rated bonds) within the Barclays Municipal Bond Index over the reporting period as illustrated by those credit quality component returns in Table 3 below:

Table 3: Barclays Municipal Bond Index - Annual Total Returns by Credit Quality Ratings3

Credit Quality	Annual Total Return (as of December 31, 2014)
Aaa Rated Bonds	6.34%
Aa Rated Bonds	8.22%
A Rated Bonds	10.52%
Baa Rated Bonds	14.47%

3	Source: Barclays Live. Past performance does not guarantee future results. The data illustrated provides component annual total returns by credit quality ratings of the Barclays Municipal Bond Index.

As of December 31, 2014, the 2.58% yield on 20-year Aaa-rated municipal bonds exceeded the 2.47% yield offered on comparable 20-year taxable U.S. Treasuries by 11 basis points, which is not a normal yield spread relationship. Historically, long-term municipal bonds have offered approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the income tax benefits associated with municipal bonds. This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Tax Advantaged Bond Fund as of December 31, 2014, along with the maturity allocation of the Barclays Municipal Bond Index for comparison.

Maturity Allocation: State Farm Tax Advantaged Bond Fund

compared to the Barclays Municipal Bond Index (unaudited)*

Maturity Range	State Farm Tax Advantaged Bond Fund Allocation	Barclays Municipal Bond Index Allocation
0-6 Years	12.62%**	25.77%
6-12 Years	43.03%	24.05%
12-22 Years	43.79%	29.68%
22+ Years	0.56%	20.50%

Totals	100.00%	100.00%

*	Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 5.14% allocation to the JPMorgan Tax Free Money Market Fund.

How did the Fund perform during the reporting period?

Legacy Class A shares for the State Farm Tax Advantaged Bond Fund had a total return of 8.76% without sales charges for the 12-month period ended December 31, 2014. This is compared to a 9.05% return for the Barclays Municipal Bond Index over the same timeframe. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*		Ending Value of a $10,000 Investment**
Class A	5.46%	3.71%	4.42	%*	$14,544
Class B	5.33%	3.56%	4.35	%*	$14,469
Legacy Class A	5.47%	3.71%	4.02%		$14,825
Legacy Class B	5.33%	3.58%	3.91%		$14,680

*	Class A and Class B shares from 05/01/2006.

**	For a 10 YEAR or Life of Class (if shorter) period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Legacy Class A shares values and Legacy Class A shares performance on the line graph reflect a maximum sales charge of 3% at initial investment. Class A, Class B and Legacy Class B shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Legacy Class A shares and for Class B and Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. Class B shares Life of Class value and performance does not reflect conversion to Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Barclays Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund provided a positive total return over the 1-year period. However, as illustrated in Table 2 above, longer-maturity bonds outperformed intermediate maturities which in turn outperformed short maturities over the 1-year period. Consistent with the Fund’s intermediate-maturity orientation, 0.56% of the Fund’s total investments were in bonds having maturities over 22 years as compared to 20.50% for the Barclays Municipal Bond Index as of December 31, 2014. In addition, relative to the benchmark, the Fund had a higher concentration in bonds having maturities between 6-12 years and 12-22 years which underperformed relative to longer-maturity bonds during the year. These factors played a role in the Fund underperforming relative to the Barclays Municipal Bond Index during the reporting period.

We seek to maintain the risk profile of the Fund with respect to volatility (duration), interest rate risk and capital (credit risk). Throughout the reporting period, the Fund’s modified duration decreased from 5.86 years as of January 1, 2014 to 4.75 years as of December 31, 2014. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The Fund maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy throughout the reporting period ended December 31, 2014.

Table 4 below provides an illustration of the Fund’s credit quality orientation compared to the Barclays Municipal Bond Index as of December 31, 2014. Over the reporting period, the lower end of investment-grade quality municipal bonds (Baa and A rated bonds) outperformed relative to higher end investment-grade quality municipal bonds (Aaa and Aa rated bonds) as previously illustrated in Table 3 above.

Table 4: Credit Ratings Comparison (as of December 31, 2014)4

Credit Ratings	State Farm Tax Advantaged Bond Fund Allocation	Barclays Municipal Bond Index Allocation
Aaa/AAA	15.38%	9.77%
Aa/AA	63.34%	49.59%
A	14.47%	32.13%
Baa/BBB or Lower	0.41%	7.50%
NR (Not Rated)	6.40%*	1.01%

Totals	100.00%	100.00%

4	Illustrated by Credit Quality and based on total investments for the Fund and total securities for the Index as of December 31, 2014. Reflects the lower of Moody’s or Standard and Poor’s issuer specific ratings. The issuer specific ratings do not reflect any bond insurer ratings.

*	Includes a 5.14% allocation to the JPMorgan Tax Free Money Market Fund.

The difference in maturity structure between the Fund and benchmark along with the Fund’s higher credit quality orientation than the benchmark both played a role in the Fund’s relative performance versus the benchmark during the reporting period. As highlighted earlier, the objective of the Fund is to seek as high a rate of income exempt from income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high credit quality, intermediate maturity bonds. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower credit quality bonds would not have been consistent with the Fund’s historical investment philosophy.

The number of individual bonds held in the portfolio decreased over the reporting period from 315 to 314 bonds. Turnover for the reporting period was 5.83%. Investments within the State of Arizona represented the largest single allocation in any state representing 8.32% of total net assets, which is down from 8.46% from the beginning of the reporting period. The largest additions to the portfolio included net acquisitions of bonds in Oregon, Washington and Michigan. Bonds secured by a general obligation pledge accounted for approximately 51% of all new acquisitions with revenue bond purchases representing 49% of the total. The average ratings quality of new bond purchases was approximately Aa3/AA-. The Aa3 rating is a subset of Moody’s Aa rating and AA- is a subset of Standard and Poor’s AA rating. The largest net reduction of holdings occurred through sales of bonds in Connecticut, New Jersey and Minnesota.

Financial highlights for this Fund can be found on pages 212-213.

State Farm Money Market Fund Management’s Discussion (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on pages 214-215.

State Farm LifePath Funds Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the State Farm LifePath Funds investment objective and philosophy.

The State Farm LifePath Funds are organized as “feeder funds” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding LifePath Master Portfolio. References to “the LifePath Funds” are to the feeder funds or the LifePath Master Portfolios, as the context requires, unless otherwise stated. The LifePath Funds, through their investment in the LifePath Master Portfolios, allocate their assets among broad types of asset classes by investing in a combination of equity, fixed income, and money market funds (the “Underlying Funds”) seeking to produce competitive returns consistent with a Fund’s investment objective. BlackRock Fund Advisors (“BlackRock”) is the investment adviser for the LifePath Master Portfolios.

Each LifePath Fund seeks a combination of income and growth of capital consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. A LifePath Fund’s time horizon marks the point when the investors plan to start making net withdrawals. Each LifePath Fund has its own time horizon, which affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

With the exceptions of the LifePath Retirement Master Portfolio not containing an allocation to the iShares Cohen & Steers REIT ETF and iShares International Developed Real Estate ETF during the year until September 2014, the LifePath 2040 Master Portfolio discontinuing an allocation to the iShares TIPS Bond ETF in December 2014 and the LifePath 2050 Master Portfolio not containing an allocation to the iShares TIPS Bond ETF during all of 2014, each LifePath Master Portfolio invested in the same Underlying Funds but in differing proportions, depending upon the time horizon and acceptable risk level of the LifePath Master Portfolio.

Several changes were made to the allocations of the Underlying Funds within the LifePath Master Portfolios in December 2014. On December 1, 2014, BlackRock increased the equity allocation across all LifePath Master Portfolios such that the new glide path for each LifePath Fund will target higher levels of equity exposure throughout the glide path periods. The target allocation is the mix of asset classes within the LifePath Fund. The target asset allocation of each LifePath Fund was previously 38% in Underlying Funds that invest primarily in equity and 62% in Underlying Funds that invest primarily in fixed income by its retirement date. Although each LifePath Fund’s target allocation may shift over time depending on market conditions, under the new glide path, each LifePath Fund’s target asset allocation is expected to be 40% in Underlying Funds that invest primarily in equity and 60% in Underlying Funds that invest primarily in fixed income by its retirement date.

The following table illustrates each LifePath Fund’s revised target allocation among asset classes as of December 1, 2014:

	Equity Funds (includes REITs and commodity funds)	Bond Funds
LifePath Retirement Fund	40%	60%
LifePath 2020 Fund	55%	45%
LifePath 2030 Fund	76%	24%
LifePath 2040 Fund	94%	6%
LifePath 2050 Fund	99%	1%

Describe the relevant market environment as it related to the State Farm LifePath Funds for the reporting period.

During 2014, the U.S. equity and fixed income markets experienced mostly positive returns, while the returns of international equity markets were mixed.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in eight of the past twelve months ended December 31, 2014. Throughout the period, equity markets in the U.S. were influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2014.

iShares, LifePath, and LifePath followed by 2020, 2030, 2040 and 2050 are all registered trademarks of BlackRock Institutional Trust Company, N.A.

As growth in the U.S. improved during the year, the Fed continued the process of normalizing its stimulus policy, completing its monthly asset-purchase programs known as “quantitative easing” in October. Meanwhile, market uncertainty increased later in the year as investors began to anticipate possible changes in the Fed’s interest rate policy. At the same time, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. Consequently, while in the U.S. the Fed reduced its “quantitative easing” monetary accommodation, the European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. This weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

The 12-month total return for the S&P 500 Index was 13.69% for the period ended December 31, 2014. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 9%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 2%, and a dividend return of approximately 2.0%.

Mid-cap stocks (as represented by the Russell Midcap Index) and small cap stocks (as represented by the Russell 2000 Index) posted total returns of 13.22% and 4.89%, respectively, for the year ended December 31, 2014. Mid- and small-cap stocks underperformed large cap stocks (as represented by the S&P 500 Index) in 2014.

International equities markets, as represented by the MSCI EAFE Free Index and the MSCI ACWI ex-U.S. IMI Index1, posted negative total returns of –4.90% and –3.89%, respectively, for the year in U.S. dollar terms. The U.S. dollar appreciated relative to most foreign currencies during the year, increasing approximately 14% relative to the euro and increasing approximately 14% relative to the Japanese yen. Within the MSCI EAFE Free Index, Israel was the strongest performing market, rising 22.77% in U.S. dollar terms, while Japan and the United Kingdom, the largest country weightings in the MSCI EAFE Free Index, decreased –4.0% and –5.3%, respectively, in U.S. dollar terms. Meanwhile, Portugal and Austria finished 2014 as the weakest performing markets within the MSCI EAFE Free Index, decreasing –38.24% and –29.77%, respectively, in U.S. dollar terms. Stock market performance in emerging market countries was also negative during the period, with the MSCI Emerging Markets Index posting a total return of –2.19% in U.S. dollar terms. Emerging market countries such as India and China gained 23.87% and 7.96%, respectively, while Brazil declined –14.04% in U.S. dollar terms during the period.

Within the real estate market, the Cohen & Steers Realty Majors Index2 increased 34.62%, due to lower interest rates and improving housing sales. Consistent with the international equity markets, foreign real estate produced lower returns than the U.S. as the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index3 returned 2.84% for the one-year period ending December 31, 2014.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $98/barrel and peaked in June around $107/barrel, before ending the period December 2014 around $55/barrel, a decrease of –45% for the 12-month period. Gold prices began the period at around $1,202 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending the period December 2014 around $1,184/oz., a decrease of –1% for the 12-month period. The Bloomberg Commodity Index4 declined –17.01% during the one-year period ending December 31, 2014, due in part to economic slowdown in many developing countries.

1	The MSCI ACWI ex-U.S. IMI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

2	The Cohen & Steers Realty Majors Portfolio Index is a modified capitalization weighted total return index of selected United States Equity Real Estate Investment Trusts (REITs).

3	The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index is designed to measure the stock performance of companies engaged in specific real estate activities of the real estate markets outside of the United States. Relevant real estate activities are defined as the ownership, trading and development of income producing real estate.

4	The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The index currently represents 20 commodities, which are weighted to account for economic significance and market liquidity.

The relative strength of the bond markets surprised many in 2014, after fixed income investments in general suffered losses in the prior year. The U.S. Treasury yield curve flattened as the prices of most U.S. Treasuries increased even as the Fed reduced its monthly “quantitative easing” purchases throughout the year. These positive gains were due, in part, to foreign investors increasing their demand for Treasuries as they sought higher yields compared with the relatively lower yields that many other foreign bonds offered. Over the entire 12-months, the yield on 10-year U.S. Treasuries decreased from a high of 3.04% at the beginning of the period to end at 2.17% on December 31, 2014. With modest signs of underlying inflation growth more than offset by the decline in interest rates occurring during the period, the Barclays U.S. TIPS Index5 posted a 3.64% total return for the period ending December 31, 2014. Meanwhile, short-term yields remained low, with 3-month U.S. Treasury yields decreasing 3 basis points from 0.07% at the beginning of the period to 0.04% on December 31, 2014. As such, cash holdings, as represented by the Citigroup 3-month U.S. Treasury Bill Index6 returned 0.03%, highlighting the continued low short-term interest rate environment.

Within the Barclays U.S. Aggregate Bond Index (the “Aggregate Bond Index”) all major components posted positive total returns, with corporate bonds generally outperforming securitized credit and U.S. Treasuries. For the 1-year period, the total return on corporate bonds in the Aggregate Bond Index was 7.46%, compared to total returns of 5.88% and 5.05%, respectively, on securitized credit and U.S. Treasuries. Among corporate bond sectors within the Aggregate Bond Index, utility bonds had a total return of 11.45%, while industrial bonds and financial institution bonds generated total returns of 7.60% and 6.16%, respectively for the year.

From a maturity perspective, longer-maturity corporate bonds outperformed both intermediate and short-maturity bonds in the Aggregate Bond Index during the year. The total return on 20+ year corporate bonds in the Aggregate Bond Index was 16.46% compared to a total return of 5.38% and 1.19% on 5-7 year corporate bonds and 1-3 year corporate bonds, respectively. Among U.S. Treasuries within the Aggregate Bond Index, longer-maturity U.S. Treasuries outperformed both intermediate- and short-maturity U.S. Treasuries. For the 1-year period, the total return on 20+ year U.S. Treasuries in the Aggregate Bond Index was 27.48% compared to a total return of 4.84% and 0.63% on 5-7 year U.S. Treasuries and 1-3 year U.S. Treasuries, respectively.

From a credit quality standpoint within the Aggregate Bond Index, lower quality securities generally outperformed higher quality securities with Baa-rated, A-rated, Aa-rated, and Aaa-rated securities generating total returns of 8.25%, 7.54%, 6.08%, and 5.34%, respectively, for the year. Among corporate bonds within the Aggregate Bond Index, Aaa-rated securities had a total return of 9.78% compared to Baa-rated, A-rated, and Aa-rated securities, which had total returns of 7.89%, 7.23%, and 6.35%, respectively, for the year7.

Comparably, high-yield bonds underperformed investment grade bonds as represented by the 2.45% total return for the Barclays High-Yield Bond Index8 versus the 5.97% total return of the Aggregate Bond Index for the period ending December 31, 2014.

Relevant Market Indices	1-year Total Return as of 12/31/2014
U.S. Equity:
S&P 500 Index	13.69%
Russell 1000 Index	13.24%
Russell MidCap Index	13.22%
Russell 2000 Index	4.89%
Non-U.S. Equity:
MSCI ACWI ex-U.S. IMI Index	-3.89%
MCSI Emerging Markets Index	-2.19%
Fixed Income:
Barclays U.S. Aggregate Bond Index	5.97%
Barclays High-Yield Bond Index	2.45%
Barclays U.S. TIPS Index	3.64%
Citigroup 3-Month Treasury Bill Index	0.03%
Specialty:
Cohen & Steers Realty Majors Index	34.62%
Bloomberg Commodity Index	-17.01%
FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index	2.84%
FTSE EPRA/NAREIT Developed Real Estate Index	15.02%

It is not possible to invest directly in an index. Past performance does not guarantee future results.

What factors helped and hindered performance of the LifePath Funds during the reporting period?

The LifePath Funds are invested in a combination of the Underlying Funds. With the exceptions of the LifePath Retirement Master Portfolio not containing an allocation to the iShares Cohen & Steers REIT ETF and iShares International Developed Real Estate ETF during the year until September 2014, the LifePath 2040 Master Portfolio discontinuing an allocation to the iShares TIPS Bond ETF in December 2014 and the LifePath 2050 Master Portfolio not containing an allocation to the iShares TIPS Bond ETF during all of 2014, each LifePath Master Portfolio invested in the same Underlying Funds but in differing proportions, depending upon the time horizon and acceptable risk level of the LifePath Master Portfolio.

5	The Barclays U.S. TIPS Index is an unmanaged index composed of inflation protected securities issued by the U.S. Treasury.

6	The Citigroup 3-Month Treasury Bill Index is an unmanaged index of three-month Treasury bills.

7	Source: Barclays Live.

8	The Barclays High-Yield Bond Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The LifePath Funds with longer time horizons, such as the LifePath 2050 Fund, invested a greater share of their assets in equity oriented Underlying Funds, such as the Active Stock Master Portfolio and the International Tilts Master Portfolio. The more conservative LifePath Funds, such as the LifePath Retirement Fund, allocated more of their assets to fixed income-oriented investments, such as the CoreAlpha Bond Master Portfolio and the iShares TIPS Bond ETF. Ultimately the performance of any given LifePath Fund is a reflection of its asset allocation.

During 2014, each LifePath Fund (with the exception of the LifePath Retirement, LifePath 2040 and LifePath 2050 Funds as noted previously) invested a portion of their assets in six different Master Portfolios: the Active Stock Master Portfolio, the Russell 1000 Index Master Portfolio, the Master Small Cap Index Series, the ACWI ex-US Index Master Portfolio (through February 2014), the International Tilts Master Portfolio, and the CoreAlpha Bond Master Portfolio and seven different iShares exchange-traded funds (ETFs) managed by BlackRock: the iShares MSCI EAFE ETF (through February 2014), the iShares MSCI EAFE Small-Cap ETF, the iShares MSCI Emerging Markets ETF (through February 2014), the iShares MSCI Canada ETF, the iShares Cohen & Steers REIT ETF, the iShares International Developed Real Estate ETF, and the iShares TIPS Bond ETF. In addition, each LifePath Fund invested a portion of their assets in the BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc.

The returns of the Underlying Funds for the period of time they were included in the LifePath Master Portfolios contributed to the overall returns of the LifePath Funds as shown below.

Underlying Funds	1-Year Return
Active Stock Master Portfolio	11.74%
Russell 1000 Index Master Portfolio	13.27%
Master Small Cap Index Series	5.05%
International Tilts Master Portfolio	-3.94%
iShares MSCI EAFE Small-Cap ETF	-5.02%
BlackRock Emerging Markets Fund, Inc.	-1.65%
iShares MSCI Canada ETF	1.36%
iShares Cohen & Steers REIT ETF	34.07%
iShares International Developed Real Estate ETF	2.38%
BlackRock Commodity Strategies Fund	-14.08%
CoreAlpha Bond Master Portfolio	6.64%
iShares TIPS Bond ETF	3.49%

Previous Underlying Funds	2-Month Return (January 1, 2014-February 28, 2014)
ACWI ex-U.S. Index Master Portfolio	-0.09%
iShares MSCI EAFE ETF	1.24%
iShares MSCI Emerging Markets ETF	-3.70%

The LifePath Funds invested a significant amount of their assets in the Active Stock and CoreAlpha Bond Master Portfolios. Both of these Master Portfolios seek to outperform their respective benchmark indices while maintaining similar risk profiles as those benchmarks.

The Active Stock Master Portfolio underperformed its benchmark, the Russell 1000 Index, by 1.50% (11.74% vs. 13.24%, respectively) for the reporting period. At the end of 2014, the Active Stock Master Portfolio invested in 381 stocks of which 86% were from its benchmark Russell 1000 Index. The number of holdings increased from 334 at the start of the year (which in turn decreased the average individual security weightings). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays U.S. Aggregate Bond Index, during 2014 by 0.67% (6.64% vs. 5.97%, respectively). As of December 31, 2014, there were 587 issuers and 1,263 securities comprising the CoreAlpha Bond Master Portfolio. During 2014, higher credit quality bonds in the Barclays U.S. Aggregate Bond Index generally outperformed relative to lower credit quality bonds in the Index during the year. In addition, investment grade bonds outperformed high-yield bonds as represented by the 5.97% return for the Barclays U.S. Aggregate Bond Index versus the 2.45% return of the Barclays High-Yield Bond Index for the year ended December 31, 2014.

State Farm LifePath Retirement Fund

Provide an illustration of the Fund’s investments.

LifePath Retirement Master Portfolio Composition*

*	Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2014. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath Retirement Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, Legacy Class A shares of the State Farm LifePath Retirement Fund had a total return without sales charges of 4.48%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 13.69% and the Barclays U.S. Aggregate Bond Index 5.97%.

Because of the multi-asset structure of the LifePath Retirement Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath Retirement Fund’s investments for the upcoming quarter. As of December 31, 2014, the total return of the LifePath Retirement Fund’s blended benchmark was 5.16% for the 1-year period and had the following composition:

Index	LifePath Retirement Fund’s Blended Benchmark Weighting
Barclays U.S. Aggregate Bond Index	51.19%
Russell 1000 Index	21.12%
MSCI ACWI ex-U.S. IMI Index	10.98%
Barclays U.S. TIPS Index	8.77%
Bloomberg Commodity Index	3.74%
Russell 2000 Index	3.70%
FTSE EPRA/NAREIT Developed Real Estate Index	0.50%

The line graphs and tables below provide additional perspective for the State Farm LifePath Retirement Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	-0.69%	5.10%	4.04%	$14,098
Class B	-1.13%	5.27%	4.00%	$14,055

*	From 05/01/2006

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. Class B shares Life of Class value and performance does not reflect conversion to Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.

2	On December 31, 2014, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 51.19% Barclays U.S. Aggregate Bond Index, 21.12% Russell 1000 Index, 10.98% MSCI ACWI ex-U.S. IMI Index, 8.77% Barclays U.S. TIPS Index, 3.74% Bloomberg Commodity Index, 3.70% Russell 2000 Index, and 0.50% FTSE EPRA/NAREIT Developed Real Estate Index. Unlike an investment in the LifePath Retirement Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment*
Legacy Class A	1.35%	5.55%	4.32%	$15,265
Legacy Class B	1.07%	5.44%	4.22%	$15,120
Institutional	4.76%	6.47%	4.90%	$16,137
Class R-1	4.16%	5.86%	4.30%	$15,239
Class R-2	4.44%	6.08%	4.52%	$15,561
Class R-3	4.68%	6.39%	4.83%	$16,022

*	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.

2	On December 31, 2014, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 51.19% Barclays U.S. Aggregate Bond Index, 21.12% Russell 1000 Index, 10.98% MSCI ACWI ex-U.S. IMI Index, 8.77% Barclays U.S. TIPS Index, 3.74% Bloomberg Commodity Index, 3.70% Russell 2000 Index, and 0.50% FTSE EPRA/NAREIT Developed Real Estate Index. Unlike an investment in the LifePath Retirement Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath Retirement Fund during the reporting period?

The main driver to performance for the LifePath Retirement Fund was its allocation to the CoreAlpha Bond Master Portfolio – which made up the majority of the bond allocation of the LifePath Retirement Fund’s total net assets in 2014. At the end of December 2014, this weighting stood at 50.84% which was down from 52.28% at the beginning of the year. The CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays U.S. Aggregate Bond Index, by 0.67% (6.64% vs. 5.97%, respectively).

As of December 31, 2014, there were 587 issuers and 1,263 securities comprising the CoreAlpha Bond Master Portfolio. During 2014, higher credit quality bonds in the Barclays U.S. Aggregate Bond Index generally outperformed relative to lower credit quality bonds in the Index during the year. In addition, investment grade bonds outperformed high-yield bonds as represented by the 5.97% return for the Barclays U.S. Aggregate Bond Index versus the 2.45% return of the Barclays High-Yield Bond Index for the year ended December 31, 2014.

The LifePath Retirement Fund also included an allocation to the iShares TIPS Bond ETF during 2014. This allocation decreased slightly from 9.48% of the LifePath Retirement Fund’s total net assets at the beginning of the year to 9.35% of total net assets by December 31, 2014. It’s important to note the LifePath Retirement Fund maintained an exposure to equity investments of approximately 40% of total net assets. The largest equity allocation was to the Active Stock Master Portfolio at 16.45% of the LifePath Retirement Fund’s total net assets. For the year, the Active Stock Master Portfolio underperformed its benchmark, the Russell 1000 Index, by 1.50% (11.74% vs. 13.24%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

Exposure to small-cap U.S. equity securities through investment in the Master Small Cap Index Series within the LifePath Retirement Fund at the end of December 2014 was 3.85% of total net assets. Small-cap stocks underperformed relative to large- and mid-cap stocks (as represented by the S&P 500 Index and Russell MidCap Index) for the reporting period. The LifePath Retirement Fund’s exposure to foreign equity securities was 10.95% of total net assets as of December 31, 2014, comprised of the International Tilts Master Portfolio, BlackRock Emerging Markets Fund, Inc., and two iShares ETFs: iShares MSCI Canada ETF, and the iShares MSCI EAFE Small-Cap ETF. International equity markets underperformed large-cap U.S. equity markets during the reporting period.

The LifePath Retirement Fund also included an allocation to the BlackRock Commodity Strategies Fund. This allocation decreased from 3.64% of the LifePath Retirement Fund’s total net assets at the beginning of the year to 3.29% of total net assets by December 31, 2014.

Over the course of the year, the asset allocation adjustments within the LifePath Retirement Fund resulted in an approximate 0.4%, 0.8%, and 0.4% increase to domestic equity, international equity, and real estate securities, respectively. The fixed income allocation decreased by approximately 1.6%.

Financial highlights for this Fund can be found on pages 216-217.

State Farm LifePath 2020 Fund

Provide an illustration of the Fund’s investments.

LifePath 2020 Master Portfolio Composition*

*	Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2014. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath 2020 Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, Legacy Class A shares of the State Farm LifePath 2020 Fund had a total return without sales charges of 4.71%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 13.69% and the Barclays U.S. Aggregate Bond Index 5.97%.

Because of the multi-asset structure of the LifePath 2020 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2020 Fund’s investments during the upcoming quarter. As of December 31, 2014, the total return of the LifePath 2020 Fund’s blended benchmark was 5.46% for the 1-year period and had the following composition:

Index	LifePath 2020 Fund’s Blended Benchmark Weighting
Barclays U.S. Aggregate Bond Index	39.47%
Russell 1000 Index	28.36%
MSCI ACWI ex-U.S. IMI Index	15.51%
Barclays U.S. TIPS Index	6.39%
Bloomberg Commodity Index	3.79%
Russell 2000 Index	3.27%
FTSE EPRA/NAREIT Developed Real Estate Index	3.21%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2020 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	-0.50%	6.08%	3.51%	$13,490
Class B	-1.03%	6.11%	3.40%	$13,367

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. Class B shares Life of Class value and performance does not reflect conversion to Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.

2	On December 31, 2014, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 39.47% Barclays U.S. Aggregate Bond Index, 28.36% Russell 1000 Index, 15.51% MSCI ACWI ex-U.S. IMI Index, 6.39% Barclays U.S. TIPS Index, 3.79% Bloomberg Commodity Index, 3.27% Russell 2000 Index, and 3.21% FTSE EPRA/NAREIT Developed Real Estate Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment*
Legacy Class A	1.54%	6.52%	4.34%	$15,290
Legacy Class B	1.30%	6.42%	4.25%	$15,162
Institutional	4.95%	7.44%	4.92%	$16,159
Class R-1	4.37%	6.83%	4.35%	$15,314
Class R-2	4.58%	7.04%	4.54%	$15,588
Class R-3	4.88%	7.36%	4.81%	$16,002

*	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.

2	On December 31, 2014, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 39.47% Barclays U.S. Aggregate Bond Index, 28.36% Russell 1000 Index, 15.51% MSCI ACWI ex-U.S. IMI Index, 6.39% Barclays U.S. TIPS Index, 3.79% Bloomberg Commodity Index, 3.27% Russell 2000 Index, and 3.21% FTSE EPRA/NAREIT Developed Real Estate Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2020 Fund during the reporting period?

The main driver to performance for the LifePath 2020 Fund was its allocation to the Active Stock Master Portfolio – which made up just over 40% of the LifePath 2020 Fund’s equity exposure. At the end of December 2014, this weighting stood at 21.84% of the LifePath 2020 Fund’s total net assets which is lower than the 25.94% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the Russell 1000 Index. At the end of 2014, the Active Stock Master Portfolio invested in 381 stocks of which 86% were from its benchmark Russell 1000 Index. The number of holdings increased from 334 at the start of the year (which in turn decreased the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by 1.50% (11.74% vs. 13.24%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2020 Fund’s exposure to small-cap U.S. equity securities via investment in the Master Small Cap Index Series at the end of December 2014 was 3.45% of total net assets. Small-cap stocks underperformed relative to large- and mid-cap stocks (as represented by the S&P 500 Index and Russell MidCap Index) for the reporting period. The LifePath 2020 Fund’s exposure to foreign equity securities was 15.29% of total net assets as of December 31, 2014, comprised of the International Tilts Master Portfolio, BlackRock Emerging Markets Fund, Inc., and two iShares ETFs: iShares MSCI EAFE Small-Cap ETF and iShares MSCI Canada ETF. International equity markets underperformed large-cap U.S. equity markets during the reporting period.

The LifePath 2020 Fund also included an allocation to the BlackRock Commodity Strategies Fund. This allocation decreased slightly from 3.67% of the LifePath 2020 Fund’s total net assets at the beginning of the year to 3.54% of total net assets by December 31, 2014.

From a fixed-income perspective, the LifePath 2020 Fund held 39.77% of its total net assets in the CoreAlpha Bond Master Portfolio which is down from 41.99% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays U.S. Aggregate Bond Index, during 2014 by 0.67% (6.64% vs. 5.97%, respectively).

As of December 31, 2014, there were 587 issuers and 1,263 securities comprising the CoreAlpha Bond Master Portfolio. During 2014, higher credit quality bonds in the Barclays U.S. Aggregate Bond Index generally outperformed relative to lower credit quality bonds in the Index during the year. In addition, investment grade bonds outperformed high-yield bonds as represented by the 5.97% return of the Barclays U.S. Aggregate Bond Index versus the 2.45% return for the Barclays High-Yield Bond Index for the year ended December 31, 2014.

Over the course of the year, the asset allocation adjustments within the LifePath 2020 Fund resulted in an approximate 0.8%, 0.9%, and 0.6% increase to domestic equity, international equity, and real estate securities, respectively. The fixed income allocation decreased by approximately 2.4%.

Financial highlights for this Fund can be found on pages 218-219.

State Farm LifePath 2030 Fund

Provide an illustration of the Fund’s investments.

LifePath 2030 Master Portfolio Composition*

*	Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2014. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath 2030 Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, Legacy Class A shares of the State Farm LifePath 2030 Fund had a total return without sales charges of 4.98%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 13.69% and the Barclays U.S. Aggregate Bond Index 5.97%.

Because of the multi-asset structure of the LifePath 2030 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2030 Fund’s investments for the upcoming quarter. As of December 31, 2014, the total return of the LifePath 2030 Fund’s blended benchmark was 5.83% for the 1-year period and had the following composition:

Index	LifePath 2030 Fund’s Blended Benchmark Weighting
Russell 1000 Index	39.54%
MSCI ACWI ex-U.S. IMI Index	22.29%
Barclays U.S. Aggregate Bond Index	20.96%
FTSE EPRA/NAREIT Developed Real Estate Index	7.70%
Bloomberg Commodity Index	3.89%
Barclays U.S. TIPS Index	3.07%
Russell 2000 Index	2.55%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2030 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	-0.32%	7.01%	3.36%	$13,321
Class B	-0.79%	7.06%	3.28%	$13,224

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. Class B shares Life of Class value and performance does not reflect conversion to Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.

2	On December 31, 2014, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 39.54% Russell 1000 Index, 22.29% MSCI ACWI ex-U.S. IMI Index, 20.96% Barclays U.S. Aggregate Bond Index, 7.70% FTSE EPRA/NAREIT Developed Real Estate Index, 3.89% Bloomberg Commodity Index, 3.07% Barclays U.S. TIPS Index and 2.55% Russell 2000 Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment*
Legacy Class A	1.85%	7.46%	4.46%	$15,478
Legacy Class B	1.54%	7.40%	4.38%	$15,347
Institutional	5.23%	8.39%	5.05%	$16,369
Class R-1	4.59%	7.79%	4.45%	$15,461
Class R-2	4.79%	7.99%	4.66%	$15,770
Class R-3	5.15%	8.32%	4.98%	$16,264

*	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.

2	On December 31, 2014, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 39.54% Russell 1000 Index, 22.29% MSCI ACWI ex-U.S. IMI Index, 20.96% Barclays U.S. Aggregate Bond Index, 7.70% FTSE EPRA/NAREIT Developed Real Estate Index, 3.89% Bloomberg Commodity Index, 3.07% Barclays U.S. TIPS Index and 2.55% Russell 2000 Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2030 Fund during the reporting period?

The main driver to performance for the LifePath 2030 Fund was its allocation to the Active Stock Master Portfolio – which made up over one third of the LifePath 2030 Fund’s equity exposure. At the end of December 2014, this weighting stood at 27.08% of the LifePath 2030 Fund’s total net assets which is lower than the 33.33% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the Russell 1000 Index. At the end of 2014, the Active Stock Master Portfolio invested in 381 stocks of which 86% were from its benchmark Russell 1000 Index. The number of holdings increased from 334 at the start of the year (which in turn decreased the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by 1.50% (11.74% vs. 13.24%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2030 Fund’s exposure to foreign equity securities was 21.90% of total net assets as of December 31, 2014, comprised of the International Tilts Master Portfolio, BlackRock Emerging Markets Fund, Inc., and two iShares ETFs: iShares MSCI Canada ETF and the iShares MSCI EAFE Small-Cap ETF. International equity markets underperformed large-cap U.S. equity markets during the reporting period.

The LifePath 2030 Fund also included an allocation to the BlackRock Commodity Strategies Fund. This allocation decreased slightly from 3.85% of the LifePath 2030 Fund’s total net assets at the beginning of the year to 3.76% of total net assets by December 31, 2014.

The LifePath 2030 Fund’s exposure to small-cap U.S. equity securities via investment in the Master Small Cap Index Series at the end of December 2014 was 2.79% of total net assets. Small-cap stocks underperformed relative to large- and mid-cap stocks (as represented by the S&P 500 Index and Russell MidCap Index) for the reporting period.

From a fixed-income perspective, the LifePath 2030 Fund held 21.90% of its total net assets in the CoreAlpha Bond Master Portfolio which is down from 29.31% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays U.S. Aggregate Bond Index, during 2014 by 0.67% (6.64% vs. 5.97%, respectively). As of December 31, 2014, there were 587 issuers and 1,263 securities comprising the CoreAlpha Bond Master Portfolio.

During 2014, higher credit quality bonds in the Barclays U.S. Aggregate Bond Index generally outperformed relative to lower credit quality bonds in the Index during the year. In addition, investment grade bonds outperformed high-yield bonds as represented by the 5.97% return for the Barclays U.S. Aggregate Bond Index versus the 2.45% return of the Barclays High-Yield Bond Index for the year ended December 31, 2014.

Over the course of the year, the asset allocation adjustments within the LifePath 2030 Fund resulted in an approximate 3.5%, 2.6%, and 2.3% increase to domestic equity, international equity, and real estate securities, respectively. The fixed income allocation decreased by approximately 8.6%.

Financial highlights for this Fund can be found on pages 220-221.

State Farm LifePath 2040 Fund

Provide an illustration of the Fund’s investments.

LifePath 2040 Master Portfolio Composition*

*	Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2014. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath 2040 Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, Legacy Class A shares of the State Farm LifePath 2040 Fund had a total return without sales charges of 5.13%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 13.69% and the Barclays U.S. Aggregate Bond Index 5.97%.

Because of the multi-asset structure of the LifePath 2040 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2040 Fund’s investments during the upcoming quarter. December 31, 2014, the total return of the LifePath 2040 Fund’s blended benchmark was 6.10% for the 1-year period and had the following composition:

Index	LifePath 2040 Fund’s Blended Benchmark Weighting
Russell 1000 Index	48.16%
MSCI ACWI ex-U.S. IMI Index	27.99%
FTSE EPRA/NAREIT Developed Real Estate Index	11.85%
Barclays U.S. Aggregate Bond Index	5.21%
Bloomberg Commodity Index	4.09%
Russell 2000 Index	2.17%
Barclays U.S. TIPS Index	0.53%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2040 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	-0.13%	7.74%	3.17%	$13,111
Class B	-0.62%	7.80%	3.09%	$13,017

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. Class B shares Life of Class value and performance does not reflect conversion to Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.

2	On December 31, 2014, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 48.16% Russell 1000 Index, 27.99% MSCI ACWI ex-U.S. IMI Index, 11.85% FTSE EPRA/NAREIT Developed Real Estate Index, 5.21% Barclays U.S. Aggregate Bond Index, 4.09% Bloomberg Commodity Index, 2.17% Russell 2000 Index, and 0.53% Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment*
Legacy Class A	1.95%	8.20%	4.47%	$15,488
Legacy Class B	1.76%	8.14%	4.40%	$15,378
Institutional	5.37%	9.11%	5.07%	$16,396
Class R-1	4.79%	8.52%	4.46%	$15,465
Class R-2	4.96%	8.71%	4.68%	$15,793
Class R-3	5.32%	9.03%	5.09%	$16,433

*	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.

2	On December 31, 2014, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 48.16% Russell 1000 Index, 27.99% MSCI ACWI ex-U.S. IMI Index, 11.85% FTSE EPRA/NAREIT Developed Real Estate Index, 5.21% Barclays U.S. Aggregate Bond Index, 4.09% Bloomberg Commodity Index, 2.17% Russell 2000 Index, and 0.53% Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2040 Fund during the reporting period?

The main driver to performance for the LifePath 2040 Fund was its allocation to the Active Stock Master Portfolio – which made up over 30% of the LifePath 2040 Fund’s equity exposure. At the end of December 2014 this weighting stood at 29.57% of the LifePath 2040 Fund’s total net assets which is lower than the 38.70% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the Russell 1000 Index. At the end of 2014, the Active Stock Master Portfolio invested in 381 stocks of which 86% were from its benchmark Russell 1000 Index. The number of holdings increased from 334 at the start of the year (which in turn decreased the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by 1.50% (11.74% vs. 13.24%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2040 Fund’s exposure to foreign equity securities was 27.59% of total net assets as of December 31, 2014, comprised of the International Tilts Master Portfolio, BlackRock Emerging Markets Fund, Inc., and two iShares ETFs: iShares MSCI Canada ETF and the iShares MSCI EAFE Small-Cap ETF. International equity markets underperformed large-cap U.S. equity markets during the reporting period.

The LifePath 2040 Fund also included an allocation to the BlackRock Commodity Strategies Fund. This allocation decreased slightly from 3.96% of the LifePath 2040 Fund’s total net assets at the beginning of the year to 3.95% of total net assets by December 31, 2014.

The LifePath 2040 Fund’s exposure to small-cap U.S. equity securities via investment in the Master Small Cap Index Series at the end of December 2014 was 2.44% of total net assets. Small-cap stocks underperformed relative to large- and mid-cap stocks (as represented by the S&P 500 Index and Russell MidCap Index) for the reporting period.

From a fixed-income perspective, the LifePath 2040 Fund held 5.96% of its total net assets in the CoreAlpha Bond Master Portfolio which is down from 19.46% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays U.S. Aggregate Bond Index, during 2014 by 0.67% (6.64% vs. 5.97%, respectively). As of December 31, 2014, there were 587 issuers and 1,263 securities comprising the CoreAlpha Bond Master Portfolio.
During 2014, higher credit quality bonds in the Barclays U.S. Aggregate Bond Index generally outperformed relative to lower credit quality bonds in the Index during the year. In addition, investment grade bonds outperformed high-yield bonds as represented by the 5.97% return for the Barclays U.S. Aggregate Bond Index versus the 2.45% return of the Barclays High-Yield Bond Index for the year ended December 31, 2014.

Over the course of the year, the asset allocation adjustments within the LifePath 2040 Fund resulted in an approximate 5.6%, 4.5%, and 4.1% increase to domestic equity, international equity, and real estate securities, respectively. The fixed income allocation decreased by approximately 14.4%.

Financial highlights for this Fund can be found on pages 222-223.

State Farm LifePath 2050 Fund

Provide an illustration of the Fund’s investments.

LifePath 2050 Master Portfolio Composition*

*	Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2014. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath 2050 Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, Class A shares of the State Farm LifePath 2050 Fund had a total return without sales charges of 5.40%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 13.69% and the Barclays U.S. Aggregate Bond Index 5.97%.

Because of the multi-asset structure of the LifePath 2050 Fund, a blended benchmark is also used for comparison purposes in the line graph below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2050 Fund’s investments during the upcoming quarter. As of December 31, 2014, the total return of the LifePath 2050 Fund’s blended benchmark was 6.45% for the 1-year period and had the following composition:

Index	LifePath 2050 Fund’s Blended Benchmark Weighting
Russell 1000 Index	49.71%
MSCI ACWI ex-U.S. IMI Index	29.62%
FTSE EPRA/NAREIT Developed Real Estate Index	13.22%
Bloomberg Commodity Index	4.13%
Russell 2000 Index	2.32%
Barclays U.S. Aggregate Bond Index	1.00%

The line graph and table below provide additional perspective for the State Farm LifePath 2050 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2014
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	0.11%	8.36%	5.06%	$13,761
Class R-1	4.94%	9.13%	5.58%	$14,208
Class R-2	5.20%	9.33%	5.79%	$14,388

*	From 07/14/2008.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflect a maximum sales charge of 5% at initial investment. Class R-1 and Class R-2 shares performance may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect a maximum sales charge of 5% for all Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks.

2	The Barclays U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.

The Indices represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indices does not reflect any expenses. It is not possible to invest directly in an index.

3	On December 31, 2014, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 49.71% Russell 1000 Index, 29.62% MSCI ACWI ex-U.S. IMI Index, 13.22% FTSE EPRA/NAREIT Developed Real Estate Index, 4.13% Bloomberg Commodity Index, 2.32% Russell 2000 Index, 1.00% Barclays U.S. Aggregate Bond Index, and 0.00% Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2050 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2050 Fund during the reporting period?

The main driver to performance for the LifePath 2050 Fund was its allocation to the Active Stock Master Portfolio – which made up just over one-third of the LifePath 2050 Fund’s equity exposure. At the end of December 2014 this weighting stood at 33.62% of the LifePath 2050 Fund’s total net assets which is down from the 42.57% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the Russell 1000 Index. At the end of 2014, the Active Stock Master Portfolio invested in 381 stocks of which 86% were from its benchmark Russell 1000 Index. The number of holdings increased from 334 at the start of the year (which in turn decreased the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by 1.50% (11.74% vs. 13.24%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2050 Fund’s exposure to foreign equity securities was 29.16% of total net assets as of December 31, 2014, comprised of the International Tilts Master Portfolio, BlackRock Emerging Markets Fund, Inc., and two iShares ETFs: iShares MSCI Canada ETF and the iShares MSCI EAFE Small-Cap ETF. International equity markets underperformed large-cap U.S. equity markets during the reporting period.

The LifePath 2050 Fund also included an allocation to the BlackRock Commodity Strategies Fund. This allocation increased from 3.87% of the LifePath 2050 Fund’s total net assets at the beginning of the year to 4.04% of total net assets by December 31, 2014.

The LifePath 2050 Fund’s exposure to small-cap U.S. equity securities via investment in the Master Small Cap Index Series at the end of December 2014 was 2.63% of total net assets. Small-cap stocks underperformed relative to large- and mid-cap stocks (as represented by the S&P 500 Index and Russell MidCap Index) for the reporting period.

From a fixed-income perspective, the LifePath 2050 Fund held 1.13% of its total net assets in the CoreAlpha Bond Master Portfolio which is down from the 9.69% weighting at the beginning of the year. There was no investment allocation to the iShares TIPS Bond ETF within the LifePath 2050 Fund in 2014.

Over the course of the year, the asset allocation adjustments within the LifePath 2050 Fund resulted in an approximate 2.2%, 2.7%, and 3.3% increase to domestic equity, international equity, and real estate securities, respectively. The fixed income allocation decreased by approximately 8.6%.

Financial highlights for this Fund can be found on pages 224-225.

Expense Example (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and certain redemptions; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; shareholder servicing fees; and other Fund expenses. The Example in the following table for each Fund below is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The Actual information in the table under each Fund name below provides information about actual account values and actual expenses for each Class of shares. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund Class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual information line under the heading entitled “Expenses Paid During Period” for the applicable Fund Class to estimate the expenses you paid on your account for that Fund Class during the period. If your account has multiple Fund positions, add up the results calculated for each Fund position by Class within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The Hypothetical information in the table under each Fund name below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio by Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Class indicated. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) applicable to Class A, Class B, Legacy Class A, and Legacy Class B shares. Therefore, the Hypothetical information in the table under each Fund name is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

State Farm Equity Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014	Expenses Paid During Period July 1, 2014 to December 31, 2014[1]
Actual
Class A Shares	$1,000.00	$1,078.24	1.15%	$6.02
Class B Shares	$1,000.00	$1,073.82	1.85%	$9.67
Legacy Class A Shares	$1,000.00	$1,077.79	1.15%	$6.02
Legacy Class B Shares	$1,000.00	$1,076.55	1.55%	$8.11
Institutional Shares	$1,000.00	$1,079.94	0.90%	$4.72
Class R-1 Shares	$1,000.00	$1,075.91	1.47%	$7.69
Class R-2 Shares	$1,000.00	$1,078.29	1.27%	$6.65
Class R-3 Shares	$1,000.00	$1,079.10	0.97%	$5.08

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.41	1.15%	$5.85
Class B Shares	$1,000.00	$1,015.88	1.85%	$9.40
Legacy Class A Shares	$1,000.00	$1,019.41	1.15%	$5.85
Legacy Class B Shares	$1,000.00	$1,017.39	1.55%	$7.88
Institutional Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class R-1 Shares	$1,000.00	$1,017.80	1.47%	$7.48
Class R-2 Shares	$1,000.00	$1,018.80	1.27%	$6.46
Class R-3 Shares	$1,000.00	$1,020.32	0.97%	$4.94

State Farm Small/Mid Cap Equity Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014	Expenses Paid During Period July 1, 2014 to December 31, 2014[1]
Actual
Class A Shares	$1,000.00	$990.68	1.40%	$7.02
Class B Shares	$1,000.00	$987.02	2.10%	$10.52
Legacy Class A Shares	$1,000.00	$990.47	1.40%	$7.02
Legacy Class B Shares	$1,000.00	$988.24	1.80%	$9.02
Institutional Shares	$1,000.00	$991.62	1.15%	$5.77
Class R-1 Shares	$1,000.00	$988.76	1.72%	$8.62
Class R-2 Shares	$1,000.00	$989.68	1.52%	$7.62
Class R-3 Shares	$1,000.00	$990.80	1.22%	$6.12

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,018.15	1.40%	$7.12
Class B Shares	$1,000.00	$1,014.62	2.10%	$10.66
Legacy Class A Shares	$1,000.00	$1,018.15	1.40%	$7.12
Legacy Class B Shares	$1,000.00	$1,016.13	1.80%	$9.15
Institutional Shares	$1,000.00	$1,019.41	1.15%	$5.85
Class R-1 Shares	$1,000.00	$1,016.53	1.72%	$8.74
Class R-2 Shares	$1,000.00	$1,017.54	1.52%	$7.73
Class R-3 Shares	$1,000.00	$1,019.06	1.22%	$6.21

State Farm International Equity Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014	Expenses Paid During Period July 1, 2014 to December 31, 2014[1]
Actual
Class A Shares	$1,000.00	$925.70	1.50%	$7.28
Class B Shares	$1,000.00	$922.10	2.20%	$10.66
Legacy Class A Shares	$1,000.00	$925.24	1.50%	$7.28
Legacy Class B Shares	$1,000.00	$923.76	1.90%	$9.21
Institutional Shares	$1,000.00	$926.09	1.25%	$6.07
Class R-1 Shares	$1,000.00	$923.95	1.82%	$8.83
Class R-2 Shares	$1,000.00	$924.63	1.62%	$7.86
Class R-3 Shares	$1,000.00	$926.21	1.32%	$6.41

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,017.64	1.50%	$7.63
Class B Shares	$1,000.00	$1,014.12	2.20%	$11.17
Legacy Class A Shares	$1,000.00	$1,017.64	1.50%	$7.63
Legacy Class B Shares	$1,000.00	$1,015.63	1.90%	$9.65
Institutional Shares	$1,000.00	$1,018.90	1.25%	$6.36
Class R-1 Shares	$1,000.00	$1,016.03	1.82%	$9.25
Class R-2 Shares	$1,000.00	$1,017.04	1.62%	$8.24
Class R-3 Shares	$1,000.00	$1,018.55	1.32%	$6.72

State Farm S&P 500 Index Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014	Expenses Paid During Period July 1, 2014 to December 31, 2014[1]
Actual
Class A Shares	$1,000.00	$1,056.99	0.74%	$3.84
Class B Shares	$1,000.00	$1,053.37	1.44%	$7.45
Legacy Class A Shares	$1,000.00	$1,056.80	0.74%	$3.84
Legacy Class B Shares	$1,000.00	$1,055.29	1.14%	$5.91
Institutional Shares	$1,000.00	$1,058.52	0.49%	$2.54
Class R-1 Shares	$1,000.00	$1,055.75	1.06%	$5.49
Class R-2 Shares	$1,000.00	$1,056.21	0.86%	$4.46
Class R-3 Shares	$1,000.00	$1,057.70	0.56%	$2.90

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.48	0.74%	$3.77
Class B Shares	$1,000.00	$1,017.95	1.44%	$7.32
Legacy Class A Shares	$1,000.00	$1,021.48	0.74%	$3.77
Legacy Class B Shares	$1,000.00	$1,019.46	1.14%	$5.80
Institutional Shares	$1,000.00	$1,022.74	0.49%	$2.50
Class R-1 Shares	$1,000.00	$1,019.86	1.06%	$5.40
Class R-2 Shares	$1,000.00	$1,020.87	0.86%	$4.38
Class R-3 Shares	$1,000.00	$1,022.38	0.56%	$2.85

State Farm Small Cap Index Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014	Expenses Paid During Period July 1, 2014 to December 31, 2014[1]
Actual
Class A Shares	$1,000.00	$1,012.32	0.93%	$4.72
Class B Shares	$1,000.00	$1,008.18	1.63%	$8.25
Legacy Class A Shares	$1,000.00	$1,012.07	0.93%	$4.72
Legacy Class B Shares	$1,000.00	$1,010.09	1.33%	$6.74
Institutional Shares	$1,000.00	$1,013.72	0.68%	$3.45
Class R-1 Shares	$1,000.00	$1,010.42	1.25%	$6.33
Class R-2 Shares	$1,000.00	$1,011.33	1.05%	$5.32
Class R-3 Shares	$1,000.00	$1,012.93	0.75%	$3.81

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.52	0.93%	$4.74
Class B Shares	$1,000.00	$1,016.99	1.63%	$8.29
Legacy Class A Shares	$1,000.00	$1,020.52	0.93%	$4.74
Legacy Class B Shares	$1,000.00	$1,018.50	1.33%	$6.77
Institutional Shares	$1,000.00	$1,021.78	0.68%	$3.47
Class R-1 Shares	$1,000.00	$1,018.90	1.25%	$6.36
Class R-2 Shares	$1,000.00	$1,019.91	1.05%	$5.35
Class R-3 Shares	$1,000.00	$1,021.42	0.75%	$3.82

State Farm International Index Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014	Expenses Paid During Period July 1, 2014 to December 31, 2014[1]
Actual
Class A Shares	$1,000.00	$896.49	1.18%	$5.64
Class B Shares	$1,000.00	$892.85	1.88%	$8.97
Legacy Class A Shares	$1,000.00	$895.91	1.18%	$5.64
Legacy Class B Shares	$1,000.00	$894.37	1.58%	$7.54
Institutional Shares	$1,000.00	$897.28	0.93%	$4.45
Class R-1 Shares	$1,000.00	$894.85	1.50%	$7.16
Class R-2 Shares	$1,000.00	$894.92	1.30%	$6.21
Class R-3 Shares	$1,000.00	$896.67	1.00%	$4.78

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.26	1.18%	$6.01
Class B Shares	$1,000.00	$1,015.73	1.88%	$9.55
Legacy Class A Shares	$1,000.00	$1,019.26	1.18%	$6.01
Legacy Class B Shares	$1,000.00	$1,017.24	1.58%	$8.03
Institutional Shares	$1,000.00	$1,020.52	0.93%	$4.74
Class R-1 Shares	$1,000.00	$1,017.64	1.50%	$7.63
Class R-2 Shares	$1,000.00	$1,018.65	1.30%	$6.61
Class R-3 Shares	$1,000.00	$1,020.16	1.00%	$5.09

State Farm Equity and Bond Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014[2]	Expenses Paid During Period July 1, 2014 to December 31, 2014[1]
Actual
Class A Shares	$1,000.00	$1,056.41	0.95%	$4.92
Class B Shares	$1,000.00	$1,050.09	1.65%	$8.53
Legacy Class A Shares	$1,000.00	$1,055.78	0.95%	$4.92
Legacy Class B Shares	$1,000.00	$1,052.40	1.35%	$6.98
Institutional Shares	$1,000.00	$1,058.77	0.70%	$3.63
Class R-1 Shares	$1,000.00	$1,052.89	1.27%	$6.57
Class R-2 Shares	$1,000.00	$1,054.92	1.07%	$5.54
Class R-3 Shares	$1,000.00	$1,058.73	0.77%	$4.00

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.42	0.95%	$4.84
Class B Shares	$1,000.00	$1,016.89	1.65%	$8.39
Legacy Class A Shares	$1,000.00	$1,020.42	0.95%	$4.84
Legacy Class B Shares	$1,000.00	$1,018.40	1.35%	$6.87
Institutional Shares	$1,000.00	$1,021.68	0.70%	$3.57
Class R-1 Shares	$1,000.00	$1,018.80	1.27%	$6.46
Class R-2 Shares	$1,000.00	$1,019.81	1.07%	$5.45
Class R-3 Shares	$1,000.00	$1,021.32	0.77%	$3.92

State Farm Bond Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014	Expenses Paid During Period July 1, 2014 to December 31, 2014[1]
Actual
Class A Shares	$1,000.00	$1,012.59	0.65%	$3.30
Class B Shares	$1,000.00	$1,010.57	1.05%	$5.32
Legacy Class A Shares	$1,000.00	$1,011.71	0.65%	$3.30
Legacy Class B Shares	$1,000.00	$1,009.69	1.05%	$5.32
Institutional Shares	$1,000.00	$1,012.97	0.40%	$2.03
Class R-1 Shares	$1,000.00	$1,010.98	0.97%	$4.92
Class R-2 Shares	$1,000.00	$1,011.10	0.77%	$3.90
Class R-3 Shares	$1,000.00	$1,012.63	0.47%	$2.38

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.93	0.65%	$3.31
Class B Shares	$1,000.00	$1,019.91	1.05%	$5.35
Legacy Class A Shares	$1,000.00	$1,021.93	0.65%	$3.31
Legacy Class B Shares	$1,000.00	$1,019.91	1.05%	$5.35
Institutional Shares	$1,000.00	$1,023.19	0.40%	$2.04
Class R-1 Shares	$1,000.00	$1,020.32	0.97%	$4.94
Class R-2 Shares	$1,000.00	$1,021.32	0.77%	$3.92
Class R-3 Shares	$1,000.00	$1,022.84	0.47%	$2.40

State Farm Tax Advantaged Bond Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014	Expenses Paid During Period July 1, 2014 to December 31, 2014[1]
Actual
Class A Shares	$1,000.00	$1,042.93	0.65%	$3.35
Class B Shares	$1,000.00	$1,038.81	1.05%	$5.40
Legacy Class A Shares	$1,000.00	$1,042.98	0.65%	$3.35
Legacy Class B Shares	$1,000.00	$1,038.83	1.05%	$5.40

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.93	0.65%	$3.31
Class B Shares	$1,000.00	$1,019.91	1.05%	$5.35
Legacy Class A Shares	$1,000.00	$1,021.93	0.65%	$3.31
Legacy Class B Shares	$1,000.00	$1,019.91	1.05%	$5.35

State Farm Money Market Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014	Expenses Paid During Period July 1, 2014 to December 31, 2014[1]
Actual
Class A Shares	$1,000.00	$1,000.00	0.07%	$0.35
Class B Shares	$1,000.00	$1,000.00	0.07%	$0.35
Legacy Class A Shares	$1,000.00	$1,000.00	0.07%	$0.35
Legacy Class B Shares	$1,000.00	$1,000.00	0.07%	$0.35
Institutional Shares	$1,000.00	$1,000.01	0.07%	$0.35
Class R-1 Shares	$1,000.00	$1,000.00	0.07%	$0.35
Class R-2 Shares	$1,000.00	$1,000.00	0.07%	$0.35
Class R-3 Shares	$1,000.00	$1,000.01	0.07%	$0.35

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,024.85	0.07%	$0.36
Class B Shares	$1,000.00	$1,024.85	0.07%	$0.36
Legacy Class A Shares	$1,000.00	$1,024.85	0.07%	$0.36
Legacy Class B Shares	$1,000.00	$1,024.85	0.07%	$0.36
Institutional Shares	$1,000.00	$1,024.85	0.07%	$0.36
Class R-1 Shares	$1,000.00	$1,024.85	0.07%	$0.36
Class R-2 Shares	$1,000.00	$1,024.85	0.07%	$0.36
Class R-3 Shares	$1,000.00	$1,024.85	0.07%	$0.36

State Farm LifePath Retirement Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014[3]	Expenses Paid During Period July 1, 2014 to December 31, 2014[1]
Actual
Class A Shares	$1,000.00	$999.15	1.07%	$5.39
Class B Shares	$1,000.00	$995.43	1.77%	$8.90
Legacy Class A Shares	$1,000.00	$999.02	1.07%	$5.39
Legacy Class B Shares	$1,000.00	$996.80	1.47%	$7.40
Institutional Shares	$1,000.00	$1,000.39	0.82%	$4.13
Class R-1 Shares	$1,000.00	$997.46	1.39%	$7.00
Class R-2 Shares	$1,000.00	$998.51	1.19%	$5.99
Class R-3 Shares	$1,000.00	$999.98	0.89%	$4.49

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.81	1.07%	$5.45
Class B Shares	$1,000.00	$1,016.28	1.77%	$9.00
Legacy Class A Shares	$1,000.00	$1,019.81	1.07%	$5.45
Legacy Class B Shares	$1,000.00	$1,017.80	1.47%	$7.48
Institutional Shares	$1,000.00	$1,021.07	0.82%	$4.18
Class R-1 Shares	$1,000.00	$1,018.20	1.39%	$7.07
Class R-2 Shares	$1,000.00	$1,019.21	1.19%	$6.06
Class R-3 Shares	$1,000.00	$1,020.72	0.89%	$4.53

State Farm LifePath 2020 Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014[3]	Expenses Paid During Period July 1, 2014 to December 31, 2014[1]
Actual
Class A Shares	$1,000.00	$998.28	1.05%	$5.29
Class B Shares	$1,000.00	$994.71	1.75%	$8.80
Legacy Class A Shares	$1,000.00	$997.91	1.05%	$5.29
Legacy Class B Shares	$1,000.00	$996.17	1.45%	$7.30
Institutional Shares	$1,000.00	$999.16	0.80%	$4.03
Class R-1 Shares	$1,000.00	$996.61	1.37%	$6.89
Class R-2 Shares	$1,000.00	$997.37	1.17%	$5.89
Class R-3 Shares	$1,000.00	$999.05	0.87%	$4.38

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.91	1.05%	$5.35
Class B Shares	$1,000.00	$1,016.38	1.75%	$8.89
Legacy Class A Shares	$1,000.00	$1,019.91	1.05%	$5.35
Legacy Class B Shares	$1,000.00	$1,017.90	1.45%	$7.38
Institutional Shares	$1,000.00	$1,021.17	0.80%	$4.08
Class R-1 Shares	$1,000.00	$1,018.30	1.37%	$6.97
Class R-2 Shares	$1,000.00	$1,019.31	1.17%	$5.96
Class R-3 Shares	$1,000.00	$1,020.82	0.87%	$4.43

State Farm LifePath 2030 Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014[3]	Expenses Paid During Period July 1, 2014 to December 31, 2014[1]
Actual
Class A Shares	$1,000.00	$996.18	1.03%	$5.18
Class B Shares	$1,000.00	$993.10	1.73%	$8.69
Legacy Class A Shares	$1,000.00	$996.39	1.03%	$5.18
Legacy Class B Shares	$1,000.00	$994.70	1.43%	$7.19
Institutional Shares	$1,000.00	$997.73	0.78%	$3.93
Class R-1 Shares	$1,000.00	$994.84	1.35%	$6.79
Class R-2 Shares	$1,000.00	$995.69	1.15%	$5.78
Class R-3 Shares	$1,000.00	$997.67	0.85%	$4.28

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.01	1.03%	$5.24
Class B Shares	$1,000.00	$1,016.48	1.73%	$8.79
Legacy Class A Shares	$1,000.00	$1,020.01	1.03%	$5.24
Legacy Class B Shares	$1,000.00	$1,018.00	1.43%	$7.27
Institutional Shares	$1,000.00	$1,021.27	0.78%	$3.97
Class R-1 Shares	$1,000.00	$1,018.40	1.35%	$6.87
Class R-2 Shares	$1,000.00	$1,019.41	1.15%	$5.85
Class R-3 Shares	$1,000.00	$1,020.92	0.85%	$4.33

State Farm LifePath 2040 Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014[3]	Expenses Paid During Period July 1, 2014 to December 31, 2014[1]
Actual
Class A Shares	$1,000.00	$995.19	1.01%	$5.08
Class B Shares	$1,000.00	$991.46	1.71%	$8.58
Legacy Class A Shares	$1,000.00	$994.80	1.01%	$5.08
Legacy Class B Shares	$1,000.00	$993.10	1.41%	$7.08
Institutional Shares	$1,000.00	$996.21	0.76%	$3.82
Class R-1 Shares	$1,000.00	$993.64	1.33%	$6.68
Class R-2 Shares	$1,000.00	$994.22	1.13%	$5.68
Class R-3 Shares	$1,000.00	$995.65	0.83%	$4.18

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.11	1.01%	$5.14
Class B Shares	$1,000.00	$1,016.59	1.71%	$8.69
Legacy Class A Shares	$1,000.00	$1,020.11	1.01%	$5.14
Legacy Class B Shares	$1,000.00	$1,018.10	1.41%	$7.17
Institutional Shares	$1,000.00	$1,021.37	0.76%	$3.87
Class R-1 Shares	$1,000.00	$1,018.50	1.33%	$6.77
Class R-2 Shares	$1,000.00	$1,019.51	1.13%	$5.75
Class R-3 Shares	$1,000.00	$1,021.02	0.83%	$4.23

State Farm LifePath 2050 Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014[3]	Expenses Paid During Period July 1, 2014 to December 31, 2014[1]
Actual
Class A Shares	$1,000.00	$994.99	1.03%	$5.18
Class R-1 Shares	$1,000.00	$992.60	1.35%	$6.78
Class R-2 Shares	$1,000.00	$994.22	1.15%	$5.78

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.01	1.03%	$5.24
Class R-1 Shares	$1,000.00	$1,018.40	1.35%	$6.87
Class R-2 Shares	$1,000.00	$1,019.41	1.15%	$5.85

1	Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2	Ratio also reflects 60% of the State Farm Equity Fund Institutional Shares expenses plus 40% of the State Farm Bond Fund Institutional Shares expenses. The State Farm Equity and Bond Fund targets a 60%/40% investment ratio between the State Farm Equity Fund and the State Farm Bond Fund. The ratio may vary slightly from 60%/40% throughout the year.

3	Ratio reflects the expenses of both the Fund and its corresponding Master Portfolio.

Board Approval of Amendments to Investment Advisory and Sub-Advisory Agreements

At a meeting of the Board of Trustees (the “Board”) of the State Farm Mutual Fund Trust (the “Trust”) held on December 12, 2014 (the “Meeting”), all of the Trustees present, constituting the entire Board, including all of those Trustees present who were not “interested persons” of the Trust as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered whether (i) to approve proposed amendments to the Amended and Restated Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”), the Trust’s investment adviser, and the Trust (the “Advisory Agreement”), on behalf of the State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund (each, a “LifePath Fund,” and together, the “LifePath Funds”) that would reduce the investment advisory and management services fees charged by SFIMC to the LifePath Funds, and (ii) to approve amendments to the sub-advisory agreement among BlackRock Fund Advisors (“BFA”), the Trust and SFIMC (the “BFA Sub-Advisory Agreement”) that would appoint BFA as sub-adviser to the LifePath Funds.

SFIMC explained to the Board at the Meeting the details of the proposed amendments, specifically highlighting the reduction in the investment advisory and management services fees for the LifePath Funds that would result. The Board noted that, pursuant to the terms of the Advisory Agreement, SFIMC presently collects from each LifePath Fund 0.35% of each LifePath Fund’s average daily net assets, on an annual basis, as an investment advisory and management services fee. The Board considered the fact that SFIMC has been reimbursing each LifePath Fund by the amount of 0.07%, resulting in a net investment advisory and management service fee to each LifePath Fund in the amount of 0.28%. The Board also considered the fact that the total net investment advisory and management services fee for each LifePath Fund currently is 0.63% of each Fund’s average daily net assets, as that total includes an additional 0.35% paid to BFA for its services in managing each master portfolio into which each LifePath Fund invests substantially all of its assets. The Board considered SFIMC’s proposal to amend its investment advisory and management services fee charged to each LifePath Fund according to the following schedule:

•	0.28% on the first $5 billion of assets,

•	0.24% on the next $10 billion of assets, and

•	0.21% on amounts exceeding $15 billion.

The Board also noted that the assets of all of the LifePath Funds will be aggregated for the purpose of calculating the investment advisory and management services fee. The Board then considered SFIMC’s assertion that, because the current aggregate amount of the assets of the LifePath Funds exceeds $5 billion, the proposed change in the investment advisory and management services fee would result in each LifePath Fund immediately paying a reduced investment advisory and management services fee to SFIMC if the proposals were approved. The Board also considered SFIMC’s representation and commitment that, should the Board approve the proposal, under no circumstances would SFIMC’s investment advisory and management services fee charged to a LifePath Fund under the proposed schedule exceed the net amount that SFIMC currently charges such Fund. SFIMC affirmed to the Board that SFIMC does not anticipate changing the nature or quality of services provided to the LifePath Funds under the terms of the Advisory Agreement.

SFIMC explained to the Board that, if they are approved, the proposed amendments to the Advisory Agreement and the proposed amendments to the BFA Sub-Advisory Agreement relating to each LifePath Fund will become effective only if shareholders of each of the State Farm LifePath 2020 Fund, the State Farm LifePath 2030 Fund and the State Farm LifePath 2040 Fund approve the appointment of BFA as sub-adviser to the LifePath Funds at a shareholder meeting scheduled for June 12, 2015. In this discussion, the potential appointment of BFA as sub-adviser to the LifePath Funds is referred to as the “Reorganization.”

In advance of the Meeting, SFIMC had provided to the Board, for its consideration, drafts of the amended agreements in their proposed form. Also in advance of the Meeting, the Board had received and reviewed a memorandum from independent legal counsel to the Trust and its Independent Trustees regarding the Board members’ responsibilities (and in particular, the Independent Trustees’ responsibilities) in considering whether to approve the proposed amendments to the Advisory Agreement and to the BFA Sub-Advisory Agreement.

The Board also considered additional information it had received throughout the year from SFIMC and BFA. The Independent Trustees discussed all of this material extensively among themselves and with their independent legal counsel, and with the other Board members, after which the Board considered various factors, as noted below, none of which was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the proposed amendments to the Advisory Agreement and to the BFA Sub-Advisory Agreement are discussed separately below.

Investment Performance

The Board did not consider each LifePath Fund’s investment performance, because the proposed amendments to the advisory and sub-advisory agreements addressed a reduction in fees. The Board noted, however, that SFIMC recently had amended the “glidepath” asset allocation for each LifePath Fund in an attempt to improve Fund performance by bringing their asset allocations in line with those of other “target date” funds.

Fees and Expenses

The Board also examined the proposed fee structure and expense ratio of each LifePath Fund, noting that SFIMC had represented to the Board that SFIMC anticipates that the total annual operating expenses of each LifePath Fund will decrease if the Board approves the amendments and if shareholders also approve the Reorganization. The Board did not take into account the projected profits of SFIMC or BFA because it would be difficult to project those profits. The Board concluded that, with respect to the Advisory Agreement, the proposed investment advisory and management services fees, including the breakpoints in fees that result when the LifePath Funds’ assets increase, were reasonable, and in so concluding, the Board noted in particular the fact that, based on the LifePath Funds’ current aggregate assets, the Funds would exceed a threshold breakpoint and therefore enjoy an immediate reduction in advisory fees. The Board examined the proposed sub-advisory fee that BFA would collect from SFIMC if the Reorganization is approved, including the breakpoints in fees that result when the LifePath Funds’ aggregate assets increase. The Board also considered that BFA’s sub-advisory fee would be paid by SFIMC, rather than directly by the LifePath Funds. After considering this information, the Board concluded that the sub-advisory fees were reasonable.

Nature, Extent and Quality of Services

The Board did not consider the nature, extent and quality of the advisory and the sub-advisory services that would be provided by SFIMC and BFA, respectively, to the LifePath Funds because SFIMC currently directly serves those Funds as their investment adviser and because BFA currently indirectly serves those Funds as the adviser to the master portfolios into which the LifePath Funds invest. Therefore, the Board noted it was familiar with the nature, quality and extent of the services that SFIMC and BFA can provide. However, the Board noted SFIMC’s representation that, should the Board approve the proposed amendments, the level of such services provided to the LifePath Funds would not diminish.

Economies of Scale/Other Benefits

The Board next discussed the extent to which each LifePath Fund’s fee levels, as amended, would reflect economies of scale for the benefit of Fund shareholders. SFIMC explained to the Board that economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decrease as the fund increases in size. The Board considered that the Advisory Agreement and BFA Sub-Advisory Agreement, as such agreements are proposed to be amended, include breakpoints for each LifePath Fund. The Board considered that these breakpoints can lead to economies of scale for LifePath Fund shareholders as assets increase.

The Board next considered the compensation that indirectly would be paid by the LifePath Funds to affiliates of BFA after the Reorganization. The Board extensively considered the fact that the underlying funds in which the LifePath Funds will invest if the Reorganization is approved generally will be comprised exclusively of “iShares,” which are exchange-traded funds that are advised by an affiliate of BFA. SFIMC advised the Board of BFA’s intention to use iShares, and indicated that BFA’s willingness to serve as investment sub-adviser of the LifePath Funds was predicated on this exclusive use. The Board also noted that the “LifePath” label is owned by BlackRock, and that the services BFA provides to the LifePath Funds include a substantial amount of value-added services, including establishing the asset allocation for each LifePath Fund, determining each Fund’s glidepath towards retirement and other services. In response, the Board requested that SFIMC monitor whether the exclusive use of iShares for each LifePath Fund remains appropriate under the circumstances. Based upon all these considerations, the Board determined that the indirect ancillary benefits that BFA would receive in using iShares exclusively was not sufficiently high to preclude the Board from approving the amendments to the BFA Sub-Advisory Agreement.

Based on the Board’s extensive deliberations on, and their considerations of, the material factors described above, the Board, including all of the Independent Trustees present at the Board meeting voting separately thereof, unanimously approved the:

•	The proposed amendments to the Advisory Agreement, and

•	The proposed amendments to the BFA Sub-Advisory Agreement.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks (97.90%)
Consumer Discretionary (15.55%)
Advance Auto Parts Inc.	17,175	$2,735,634
AMC Networks Inc. Class A (a)	73,600	4,693,472
Best Buy Co. Inc.	68,500	2,670,130
Chipotle Mexican Grill Inc. (a)	4,100	2,806,491
Comcast Corp. Class A	137,400	7,970,574
Delphi Automotive PLC	25,400	1,847,088
DIRECTV (a)	29,400	2,548,980
Ford Motor Co.	129,200	2,002,600
Garmin Ltd.	90,700	4,791,681
Goodyear Tire & Rubber Co., The	90,500	2,585,585
H&R Block Inc.	76,000	2,559,680
Harman International Industries Inc.	20,500	2,187,555
Home Depot Inc., The	54,500	5,720,865
L Brands Inc.	28,700	2,483,985
Marriott International Inc. Class A	35,400	2,762,262
Polaris Industries Inc.	17,800	2,692,072
Priceline Group Inc., The (a)	1,800	2,052,378
Target Corp.	76,600	5,814,706
Time Warner Inc.	63,800	5,449,796
Twenty-First Century Fox Inc. Class A	71,700	2,753,638
Under Armour Inc. Class A (a)	43,200	2,933,280
Viacom Inc. Class B	69,400	5,222,350

		77,284,802

Consumer Staples (8.79%)
Colgate-Palmolive Co.	72,400	5,009,356
Constellation Brands Inc. Class A (a)	27,400	2,689,858
Costco Wholesale Corp.	18,000	2,551,500
General Mills Inc.	68,400	3,647,772
Herbalife Ltd.	30,900	1,164,930
Hershey Co., The	21,300	2,213,709
JM Smucker Co., The	24,700	2,494,206
Keurig Green Mountain Inc.	19,400	2,568,463
Kroger Co., The	53,300	3,422,393
McCormick & Company Inc.	67,200	4,992,960
Monster Beverage Corp. (a)	12,000	1,300,200
PepsiCo Inc.	53,900	5,096,784
Pilgrim’s Pride Corp. (a)	109,100	3,577,389
Walgreens Boots Alliance Inc.	38,400	2,926,080

		43,655,600

Energy (5.58%)
Chevron Corp.	39,900	4,475,982
EOG Resources Inc.	42,200	3,885,354
EQT Corp.	22,600	1,710,820
Exxon Mobil Corp.	49,600	4,585,520
Halliburton Co.	43,600	1,714,788
Marathon Petroleum Corp.	25,600	2,310,656
Occidental Petroleum Corp.	33,200	2,676,252
ONEOK Inc.	35,000	1,742,650
Tesoro Corp.	33,700	2,505,595
Valero Energy Corp.	42,900	2,123,550

		27,731,167

	Shares	Value
Common Stocks (Cont.)
Financials (12.37%)
American International Group Inc.	80,700	$4,520,007
Arch Capital Group Ltd. (a)	37,000	2,186,700
Bank of America Corp.	434,100	7,766,049
Capital One Financial Corp.	85,300	7,041,515
CIT Group Inc.	100,900	4,826,047
Federal Realty Investment Trust	19,600	2,615,816
Hartford Financial Services Group Inc., The	117,300	4,890,237
Invesco Ltd.	120,038	4,743,902
Iron Mountain Inc.	65,100	2,516,766
JPMorgan Chase & Co.	113,000	7,071,540
McGraw Hill Financial Inc.	29,400	2,616,012
MetLife Inc.	43,300	2,342,097
Wells Fargo & Co.	152,200	8,343,604

		61,480,292

Health Care (12.40%)
Abbott Laboratories	113,200	5,096,264
Actavis PLC (a)	19,400	4,993,754
Aetna Inc.	55,200	4,903,416
Amgen Inc.	14,700	2,341,563
Becton, Dickinson and Co.	38,300	5,329,828
Cigna Corp.	49,600	5,104,336
Cooper Companies Inc., The	17,000	2,755,530
DaVita HealthCare Partners Inc. (a)	32,200	2,438,828
Express Scripts Holding Co. (a)	64,200	5,435,814
Gilead Sciences Inc. (a)	19,200	1,809,792
HCA Holdings Inc. (a)	65,200	4,785,028
Illumina Inc. (a)	21,900	4,042,302
Incyte Corp. (a)	45,600	3,333,816
Johnson & Johnson	44,900	4,695,193
Regeneron Pharmaceuticals Inc. (a)	11,100	4,553,775

		61,619,239

Industrials (15.17%)
Avis Budget Group Inc. (a)	39,500	2,620,035
Boeing Co., The	37,800	4,913,244
Danaher Corp.	29,400	2,519,874
Delta Air Lines Inc.	112,900	5,553,551
FedEx Corp.	23,600	4,098,376
Honeywell International Inc.	94,300	9,422,456
Lockheed Martin Corp.	14,300	2,753,751
MSC Industrial Direct Co. Inc. Class A	47,900	3,891,875
Raytheon Co.	48,700	5,267,879
Southwest Airlines Co.	145,400	6,153,328
Union Pacific Corp.	83,400	9,935,442
United Continental Holdings Inc. (a)	98,200	6,568,598
United Rentals Inc. (a)	28,000	2,856,280
United Technologies Corp.	43,600	5,014,000
WESCO International Inc. (a)	50,100	3,818,121

		75,386,810

See accompanying notes to financial statements.	87

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Information Technology (20.82%)
Accenture PLC Class A	28,800	$2,572,128
Amdocs Ltd.	137,400	6,410,397
Amphenol Corp. Class A	50,400	2,712,024
Apple Inc.	117,525	12,972,410
ARRIS Group Inc. (a)	153,600	4,637,184
Automatic Data Processing Inc.	28,800	2,401,056
Cognizant Technology Solutions Corp. Class A (a)	47,800	2,517,148
Computer Sciences Corp.	39,600	2,496,780
eBay Inc. (a)	91,200	5,118,144
Electronic Arts Inc. (a)	82,800	3,892,842
F5 Networks Inc. (a)	19,000	2,478,835
Facebook Inc. Class A (a)	29,500	2,301,590
Fiserv Inc. (a)	37,500	2,661,375
Freescale Semiconductor Ltd. (a)	112,100	2,828,283
Google Inc. Class A (a)	2,200	1,167,452
Google Inc. Class C (a)	2,200	1,158,080
Hewlett-Packard Co.	74,500	2,989,685
Intel Corp.	69,000	2,504,010
Intuit Inc.	29,300	2,701,167
LinkedIn Corp. Class A (a)	12,600	2,894,346
Microchip Technology Inc.	48,100	2,169,791
Micron Technology Inc. (a)	141,900	4,967,919
Microsoft Corp.	73,000	3,390,850
Oracle Corp.	55,800	2,509,326
Paychex Inc.	52,100	2,405,457
QUALCOMM Inc.	27,500	2,044,075
salesforce.com inc. (a)	39,600	2,348,676
Skyworks Solutions Inc.	155,800	11,328,218
Visa Inc. Class A	10,900	2,857,980

		103,437,228

Materials (2.27%)
Celanese Corp. Series A	40,500	2,428,380
Dow Chemical Co., The	45,900	2,093,499
LyondellBasell Industries NV Class A	23,200	1,841,848
Packaging Corporation of America	31,300	2,442,965
Praxair Inc.	19,000	2,461,640

		11,268,332

Telecommunication Services (2.41%)
Level 3 Communications Inc. (a)	101,200	4,997,256
Verizon Communications Inc.	149,100	6,974,898

		11,972,154

	Shares	Value
Common Stocks (Cont.)
Utilities (2.54%)
Exelon Corp.	60,100	$2,228,508
NextEra Energy Inc.	48,500	5,155,065
Wisconsin Energy Corp.	99,300	5,237,082

		12,620,655

Total Common Stocks
(cost $365,815,884)		486,456,279

Short-term Investments (2.22%)
JPMorgan U.S. Government Money Market Fund	11,045,898	11,045,898

Total Short-term Investments
(cost $11,045,898)		11,045,898

TOTAL INVESTMENTS (100.12%)
(cost $376,861,782)		497,502,177
LIABILITIES, NET OF OTHER ASSETS (-0.12%)		(599,344)

NET ASSETS (100.00%)		$496,902,833

(a)	Non-income producing security.

88	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks (99.87%)
Consumer Discretionary (12.27%)
BorgWarner Inc.	17,540	$963,825
Brunswick Corp.	22,260	1,141,048
Buffalo Wild Wings Inc. (a)	8,630	1,556,679
Carter’s Inc.	14,030	1,224,959
Chipotle Mexican Grill Inc. (a)	1,240	848,792
Core-Mark Holding Company Inc.	23,600	1,461,548
Deckers Outdoor Corp. (a)	14,310	1,302,782
Foot Locker Inc.	24,460	1,374,163
Harman International Industries Inc.	21,900	2,336,949
Leggett & Platt Inc.	34,810	1,483,254
Lennar Corp. Class A	31,300	1,402,553
Lions Gate Entertainment Corp.	22,190	710,524
Live Nation Entertainment Inc. (a)	34,040	888,784
Marriott International Inc. Class A	18,510	1,444,335
Mohawk Industries Inc. (a)	15,800	2,454,688
Outerwall Inc. (a)	23,500	1,767,670
Penske Automotive Group Inc.	17,280	847,930
Polaris Industries Inc.	6,710	1,014,820
Signet Jewelers Ltd.	13,030	1,714,357
Skechers U.S.A. Inc. Class A (a)	31,700	1,751,425
Strattec Security Corp.	14,300	1,180,894
Tractor Supply Co.	17,070	1,345,457
TripAdvisor Inc. (a)	9,940	742,120
Ulta Salon, Cosmetics & Fragrance Inc. (a)	15,450	1,975,128
Yum! Brands Inc.	9,260	674,591
Zulily Inc. Class A (a)	24,330	569,322

		34,178,597

Consumer Staples (4.01%)
Chiquita Brands International Inc. (a)	108,100	1,563,126
Constellation Brands Inc. Class A (a)	6,560	643,995
Hain Celestial Group Inc., The (a)	20,400	1,189,116
Harbinger Group Inc. (a)	103,100	1,459,896
Kroger Co., The	29,650	1,903,826
Pantry Inc., The (a)	37,900	1,404,574
Tyson Foods Inc. Class A	75,230	3,015,971

		11,180,504

Energy (4.94%)
Alon USA Energy Inc.	87,800	1,112,427
Chesapeake Energy Corp.	104,690	2,048,783
Cimarex Energy Co.	9,450	1,001,700
Energy XXI Ltd.	55,800	181,908
Green Plains Inc.	86,700	2,148,426
Marathon Petroleum Corp.	6,440	581,274
Nabors Industries Ltd.	136,210	1,768,006
Pacific Ethanol Inc. (a)	9,343	96,513
Pioneer Energy Services Corp. (a)	162,500	900,250
Renewable Energy Group Inc. (a)	138,100	1,340,951
REX American Resources Corp. (a)	26,500	1,642,205
Stone Energy Corp. (a)	55,400	935,152

		13,757,595

Financials (27.81%)
Affiliated Managers Group Inc. (a)	5,440	1,154,586

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Ameriprise Financial Inc.	12,190	$1,612,128
Calamos Asset Management Inc. Class A	91,700	1,221,444
Capitol Federal Financial Inc.	123,200	1,574,496
Cash America International Inc.	42,100	952,302
CBRE Group Inc. Class A (a)	26,730	915,502
CNO Financial Group Inc.	93,000	1,601,460
Community Bank System Inc.	40,800	1,555,704
Corporate Office Properties Trust	83,720	2,375,136
CubeSmart	27,890	615,532
E*TRADE Financial Corp. (a)	40,020	970,685
East West Bancorp Inc.	53,630	2,076,017
Education Realty Trust Inc.	46,266	1,692,873
Enova International Inc. (a)	38,521	857,477
EPR Properties	26,900	1,550,247
FBL Financial Group Inc. Class A	32,900	1,909,187
FelCor Lodging Trust Inc.	138,800	1,501,816
Fidelity & Guaranty Life	77,000	1,868,790
First American Financial Corp.	49,100	1,664,490
First Interstate BancSystem Inc.	54,800	1,524,536
Flagstar Bancorp Inc. (a)	83,500	1,313,455
Government Properties Income Trust	59,000	1,357,590
Home Loan Servicing Solutions Ltd.	67,600	1,319,552
Hudson Pacific Properties Inc.	56,200	1,689,372
Inland Real Estate Corp.	133,600	1,462,920
International Bancshares Corp.	53,400	1,417,236
Jones Lang LaSalle Inc.	6,610	991,037
LaSalle Hotel Properties	45,160	1,827,625
Lazard Ltd. Class A	37,490	1,875,625
Maiden Holdings Ltd.	124,000	1,585,960
Mid-America Apartment Communities Inc.	15,270	1,140,364
Nelnet Inc. Class A	33,300	1,542,789
Northwest Bancshares Inc.	101,200	1,268,036
OneBeacon Insurance Group Ltd. Class A	92,200	1,493,640
PHH Corp. (a)	66,200	1,586,152
Pinnacle Financial Partners Inc.	40,500	1,601,370
Platinum Underwriters Holdings Ltd.	23,900	1,754,738
PrivateBancorp Inc.	83,260	2,780,884
Ramco-Gershenson Properties Trust	88,300	1,654,742
Raymond James Financial Inc.	21,740	1,245,485
SEI Investments Co.	31,800	1,273,272
Signature Bank (a)	18,580	2,340,337
Strategic Hotels & Resorts Inc. (a)	105,630	1,397,485
SunTrust Banks Inc.	25,160	1,054,204
Symetra Financial Corp.	78,600	1,811,730
UDR Inc.	29,060	895,629
UMB Financial Corp.	22,500	1,280,025
United Community Banks Inc.	82,400	1,560,656
United Financial Bancorp Inc.	38,800	557,168
Ventas Inc.	10,250	734,925
Webster Financial Corp.	49,400	1,606,982
Westamerica Bancorporation	25,900	1,269,618

See accompanying notes to financial statements.	89

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Wintrust Financial Corp.	33,500	$1,566,460

		77,451,471

Health Care (10.29%)
Addus HomeCare Corp. (a)	57,400	1,393,099
Akorn Inc. (a)	34,060	1,232,972
Alkermes PLC (a)	14,760	864,346
Catamaran Corp. (a)	24,680	1,277,190
Cerner Corp. (a)	21,790	1,408,941
Cooper Companies Inc., The	12,470	2,021,262
Endo International PLC (a)	31,800	2,293,416
Envision Healthcare Holdings (a)	54,390	1,886,789
Greatbatch Inc. (a)	30,600	1,508,580
Illumina Inc. (a)	4,600	849,068
Incyte Corp. (a)	7,710	563,678
Intercept Pharmaceuticals Inc. (a)	2,260	352,560
Jazz Pharmaceuticals PLC (a)	10,210	1,671,683
Magellan Health Inc. (a)	31,200	1,872,936
Medivation Inc. (a)	16,430	1,636,592
MEDNAX Inc. (a)	32,780	2,167,086
Owens & Minor Inc.	41,600	1,460,576
PDL BioPharma Inc.	143,800	1,108,698
Perrigo Co. PLC	7,830	1,308,863
Universal Health Services Inc. Class B	9,970	1,109,262
Zoetis Inc.	15,620	672,129

		28,659,726

Industrials (17.40%)
Acco Brands Corp. (a)	213,000	1,919,130
Air Lease Corp.	27,270	935,634
American Airlines Group Inc.	45,140	2,420,858
Curtiss-Wright Corp.	21,500	1,517,685
Engility Holdings Inc. (a)	34,700	1,485,160
Fortune Brands Home & Security Inc.	48,200	2,182,014
Greenbrier Companies Inc., The	23,000	1,235,790
Hawaiian Holdings Inc. (a)	125,100	3,258,855
Ingersoll-Rand PLC	23,950	1,518,190
ITT Corp.	18,530	749,724
JetBlue Airways Corp. (a)	117,100	1,857,206
Kansas City Southern	13,740	1,676,692
Kirby Corp. (a)	15,240	1,230,478
Lennox International Inc.	8,690	826,158
Lydall Inc. (a)	52,200	1,713,204
Matson Inc.	41,700	1,439,484
Matthews International Corp. Class A	41,300	2,010,071
Meritor Inc. (a)	113,800	1,724,070
Multi-Color Corp.	28,200	1,562,844
Oshkosh Corp.	20,520	998,298
Quanta Services Inc. (a)	59,420	1,686,934
Republic Airways Holdings Inc. (a)	140,200	2,045,518
Rush Enterprises Inc. Class A (a)	40,300	1,291,615
SkyWest Inc.	56,200	746,336
Southwest Airlines Co.	43,440	1,838,381
Standex International Corp.	17,600	1,359,776
Titan International Inc.	79,900	849,337

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
United Rentals Inc. (a)	18,120	$1,848,421
Waste Connections Inc.	30,610	1,346,534
Werner Enterprises Inc.	54,400	1,694,560
XPO Logistics Inc. (a)	36,900	1,508,472

		48,477,429

Information Technology (14.94%)
Activision Blizzard Inc.	69,560	1,401,634
Amkor Technology Inc. (a)	241,400	1,713,940
Amphenol Corp. Class A	15,500	834,055
Avago Technologies Ltd.	19,080	1,919,257
Cadence Design Systems Inc. (a)	58,460	1,108,986
CoStar Group Inc. (a)	8,090	1,485,567
EarthLink Holdings Corp.	201,700	885,463
Euronet Worldwide Inc. (a)	20,660	1,134,234
FireEye Inc. (a)	30,480	962,558
FleetCor Technologies Inc. (a)	8,050	1,197,116
Fortinet Inc. (a)	49,780	1,526,255
Gartner Inc. (a)	10,900	917,889
HomeAway Inc. (a)	28,070	835,925
Insight Enterprises Inc. (a)	62,700	1,623,303
Lam Research Corp.	17,650	1,400,351
LendingClub Corp. (a)	39,780	1,006,434
Mentor Graphics Corp.	63,100	1,383,152
NetSuite Inc. (a)	8,690	948,687
NXP Semiconductors NV (a)	42,600	3,254,640
Palo Alto Networks Inc. (a)	8,370	1,025,911
Sanmina Corp. (a)	89,400	2,103,582
ScanSource Inc. (a)	36,100	1,449,776
ServiceNow Inc. (a)	14,880	1,009,608
ShoreTel Inc. (a)	175,600	1,290,660
Stratasys Ltd. (a)	7,040	585,094
Sykes Enterprises Inc. (a)	73,500	1,725,045
Synaptics Inc. (a)	10,830	745,537
Take-Two Interactive Software Inc. (a)	67,200	1,883,616
TTM Technologies Inc. (a)	165,700	1,247,721
Unisys Corp. (a)	61,800	1,821,864
WEX Inc. (a)	3,140	310,609
Yelp Inc. (a)	16,100	881,153

		41,619,622

Materials (4.04%)
Alcoa Inc.	109,860	1,734,690
Century Aluminum Co. (a)	60,600	1,478,640
Eagle Materials Inc.	29,130	2,214,754
Kaiser Aluminum Corp.	22,300	1,592,889
Neenah Paper Inc.	29,200	1,759,884
Noranda Aluminum Holding Corp.	168,000	591,360
Sherwin-Williams Co., The	3,560	936,422
Steel Dynamics Inc.	47,660	940,808

		11,249,447

Telecommunication Services (1.28%)
FairPoint Communications Inc. (a)	79,400	1,128,274

90	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Telecommunication Services (Cont.)
Intelsat SA (a)	88,000	$1,527,680
Zayo Group Holdings Inc. (a)	29,670	907,012

		3,562,966

Utilities (2.89%)
American Water Works Company Inc.	24,040	1,281,332
Black Hills Corp.	27,900	1,479,816
California Water Service Group	59,500	1,464,295
Chesapeake Utilities Corp.	22,600	1,122,316
Empire District Electric Co., The	36,900	1,097,406
New Jersey Resources Corp.	26,300	1,609,560

		8,054,725

Total Common Stocks
(cost $241,161,572)		278,192,082

Short-term Investments (0.08%)
JPMorgan U.S. Government Money Market Fund	218,506	218,506

Total Short-term Investments
(cost $218,506)		218,506

TOTAL INVESTMENTS (99.95%)
(cost $241,380,078)		278,410,588
OTHER ASSETS, NET OF LIABILITIES (0.05%)		132,474

NET ASSETS (100.00%)		$278,543,062

(a)	Non-income producing security.

See accompanying notes to financial statements.	91

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks (a) (97.77%)
Australia (1.06%)
Domino’s Pizza Enterprises Ltd.	71,977	$1,465,525

Austria (0.42%)
Erste Group Bank AG	24,822	577,327

Belgium (3.28%)
Anheuser-Busch InBev NV	16,919	1,904,087
UCB SA	34,457	2,620,022

		4,524,109

Canada (4.77%)
Barrick Gold Corp.	16,344	175,698
Canadian Pacific Railway Ltd.	22,059	4,248,323
Gildan Activewear Inc.	19,100	1,080,108
Novadaq Technologies Inc. (b)	64,528	1,072,455

		6,576,584

China (5.41%)
Alibaba Group Holding Ltd. Sponsored ADR (b)	26,951	2,801,287
Baidu Inc. Sponsored ADR (b)	12,290	2,801,751
Qunar Cayman Islands Ltd. ADR (b)	27,513	782,195
Vipshop Holdings Ltd. ADR (b)	55,648	1,087,362

		7,472,595

Colombia (0.24%)
Bancolombia SA Sponsored ADR	6,844	327,691

Denmark (1.23%)
Novo Nordisk A/S Class B	40,205	1,700,662

France (9.38%)
Accor SA	13,415	603,017
Air Liquide SA	3,797	469,840
AXA SA	78,693	1,813,326
Compagnie de Saint-Gobain	13,928	590,002
Danone	11,661	762,374
Essilor International SA	12,431	1,386,295
Hermes International	228	81,187
JC Decaux SA	16,908	582,155
Legrand SA	13,485	707,398
L’Oreal SA	6,635	1,110,512
LVMH Moet Hennessy Louis Vuitton SA	4,708	745,755
Pernod Ricard SA	11,105	1,234,183
Schneider Electric SE (Paris)	23,759	1,730,349
Unibail-Rodamco SE (Amsterdam)	4,164	1,068,214
Unibail-Rodamco SE (Paris)	253	66,081

		12,950,688

Germany (8.51%)
Allianz SE Reg.	8,256	1,367,408
Daimler AG Registered Shares	14,964	1,242,821
Fresenius Medical Care AG & Co. KGaA	6,738	502,903

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Fresenius SE & Co. KGaA	12,291	$639,059
Infineon Technologies AG	266,955	2,824,879
Linde AG	7,651	1,409,332
SAP SE	22,232	1,552,424
Wirecard AG	50,421	2,198,563

		11,737,389

Hong Kong (5.20%)
AIA Group Ltd.	378,600	2,080,896
Cheung Kong Holdings Ltd.	36,000	603,811
Hang Lung Properties Ltd.	76,000	212,018
Tencent Holdings Ltd.	199,200	2,882,209
Wynn Macau Ltd.	501,200	1,401,473

		7,180,407

India (1.04%)
Tata Motors Ltd. Sponsored ADR	33,864	1,431,770

Ireland (3.71%)
Actavis PLC (b)	8,059	2,074,468
Alkermes PLC (b)	26,808	1,569,876
Ryanair Holdings PLC Sponsored ADR (b)	20,615	1,469,231

		5,113,575

Italy (0.64%)
Intesa Sanpaolo	155,638	451,490
Pirelli & C. SpA	31,590	426,067

		877,557

Japan (7.86%)
Dentsu Inc.	16,400	689,479
Fanuc Corp.	18,100	2,984,333
Japan Airlines Co. Ltd.	48,200	1,429,085
Japan Tobacco Inc.	42,136	1,159,699
Keyence Corp.	2,400	1,069,427
Komatsu Ltd.	30,600	676,503
LIXIL Group Corp.	7,900	166,261
Mitsubishi Estate Company Ltd.	1,000	21,071
SMC Corp.	4,000	1,048,896
START TODAY Co. Ltd.	51,100	1,061,800
Tokio Marine Holdings Inc.	16,700	542,377

		10,848,931

Malaysia (0.50%)
Genting Berhad	253,200	641,414
Genting BHD Warrants (b)	59,490	47,470

		688,884

Netherlands (3.95%)
ASML Holding NV	40,189	4,342,322
Heineken NV	15,659	1,111,909

		5,454,231

92	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Singapore (0.74%)
United Overseas Bank Ltd.	55,219	$1,019,014

Spain (1.95%)
Banco Bilbao Vizcaya Argentaria SA	172,539	1,629,528
Banco Bilbao Vizcaya Argentaria SA Rights (b)	172,539	16,494
Banco Santander SA	123,933	1,040,184

		2,686,206

Sweden (2.32%)
Atlas Copco AB Class A	46,800	1,302,240
Investor AB B Shares	22,800	828,958
Sandvik AB	52,451	509,985
Volvo AB B Shares	51,785	558,423

		3,199,606

Switzerland (10.65%)
ABB Ltd. Reg.	54,714	1,157,646
Compagnie Financiere Richemont SA Reg.	14,971	1,327,308
Holcim Ltd. Reg.	15,815	1,130,522
Nestle SA Reg.	21,369	1,557,821
Novartis AG Reg.	47,825	4,435,457
Roche Holding AG	7,198	1,950,242
Swatch Group AG, The	1,894	841,421
Syngenta AG Reg.	3,583	1,152,499
UBS Group AG	66,927	1,150,455

		14,703,371

United Kingdom (18.19%)
Anglo American PLC	23,522	435,261
ARM Holdings PLC	204,860	3,147,137
BG Group PLC	64,179	858,824
Carnival PLC	15,791	713,725
CRH PLC	28,385	680,637
Diageo PLC	54,840	1,571,005
Domino’s Pizza Group PLC	202,433	2,210,241
Glencore PLC	159,374	735,643
Hargreaves Lansdown PLC	143,987	2,252,949
Indivior PLC (b)	26,838	62,494
InterContinental Hotels Group PLC	54,643	2,198,635
Liberty Global PLC Series C (b)	88,353	4,268,333
Lloyds Banking Group PLC (b)	1,521,736	1,789,956
Pearson PLC	16,678	308,012
Reckitt Benckiser Group PLC	10,753	870,928
Rolls-Royce Holdings PLC	113,332	1,522,484
Rolls-Royce Holdings PLC C Shares - Entitlement Shares (b) (c)	9,738,360	15,178
Shire PLC	12,351	875,687
Standard Chartered PLC	39,140	585,374

		25,102,503

United States (6.72%)
Freeport-McMoRan Inc.	38,316	895,062
Gilead Sciences Inc. (b)	14,756	1,390,901
Las Vegas Sands Corp.	9,864	573,690

	Shares	Value
Common Stocks (Cont.)
United States (Cont.)
MasterCard Inc. Class A	32,962	$2,840,006
Micron Technology Inc. (b)	20,247	708,847
Priceline Group Inc., The (b)	1,887	2,151,576
Tesla Motors Inc. (b)	3,219	715,938

		9,276,020

Total Common Stocks
(cost $113,699,108)		134,914,645

Preferred Stocks (a) (1.35%)
Brazil (0.67%)
Banco Bradesco SA	35,289	468,805
Itau Unibanco Holding SA ADR	35,220	458,212

		927,017

Germany (0.68%)
Volkswagen AG	4,193	931,917

Total Preferred Stocks
(cost $1,905,661)		1,858,934

Short-term Investments (0.79%)
State Street Institutional U.S. Government Money Market Fund (b)	1,093,281	1,093,281

Total Short-term Investments
(cost $1,093,281)		1,093,281

TOTAL INVESTMENTS (99.91%)
(cost $116,698,050)		137,866,860
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.09%)		118,076

NET ASSETS (100.00%)		$137,984,936

(a)	The Fund used data provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.
(b)	Non-income producing security.
(c)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

ADR – American Depositary Receipt

See accompanying notes to financial statements.	93

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$39,739,424	28.82
United States Dollar	30,689,630	22.26
British Pound	20,834,170	15.11
Swiss Franc	14,703,371	10.67
Japanese Yen	10,848,931	7.87
Hong Kong Dollar	7,180,407	5.21
Canadian Dollar	5,328,431	3.87
Swedish Krona	3,199,606	2.32
Danish Krone	1,700,662	1.23
Australian Dollar	1,465,525	1.06
Singapore Dollar	1,019,014	0.74
Malaysian Ringgit	688,884	0.50
Brazilian Real	468,805	0.34

Total Investments	$137,866,860	100.00%

SECTOR CLASSIFICATIONS

Sector	Value	%
Consumer Discretionary	$29,610,394	21.46
Information Technology	27,168,852	19.69
Financials	20,371,639	14.76
Health Care	20,280,521	14.70
Industrials	20,116,337	14.58
Consumer Staples	11,282,518	8.18
Materials	7,084,494	5.13
Energy	858,824	0.62

Total Stocks	136,773,579	99.12
Short-term Investments	1,093,281	0.79
Cash and Other Assets, Net of Liabilities	118,076	0.09

Net Assets	$137,984,936	100.00%

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

Currency	Counterparty	Settlement Date	Foreign amount Purchased (Sold)	U.S. Dollar amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
British Pound	State Street Bank and Trust Company	01/02/2015	9,840	$(15,319)	$18	—
British Pound	State Street Bank and Trust Company	01/05/2015	3,736	(5,824)	—	(1)
British Pound	UBS AG	01/02/2015	274,856	(427,841)	550	—
Canadian Dollar	UBS AG	01/05/2015	426,067	(367,169)	—	(440)
Australian Dollar	Morgan Stanley and Co. Inc.	01/06/2015	(19,660)	16,089	38	—
British Pound	Morgan Stanley and Co. Inc.	01/05/2015	(30,696)	47,846	3	—
British Pound	Morgan Stanley and Co. Inc.	01/05/2015	(19,756)	30,794	2	—
British Pound	Morgan Stanley and Co. Inc.	01/05/2015	(16,317)	25,433	2	—
British Pound	Morgan Stanley and Co. Inc.	01/05/2015	(15,732)	24,521	2	—
Canadian Dollar	Credit Suisse London Branch (GFX)	01/02/2015	(578,650)	497,516	—	(548)
Canadian Dollar	UBS AG	01/05/2015	(264,085)	227,580	272	—
Canadian Dollar	UBS AG	01/05/2015	(53,722)	46,296	55	—
Euro	Morgan Stanley and Co. Inc.	01/05/2015	(40,149)	48,709	126	—
Euro	Morgan Stanley and Co. Inc.	01/05/2015	(23,418)	28,410	74	—
Hong Kong Dollar	Morgan Stanley and Co. Inc.	01/05/2015	(248,523)	32,037	—	(11)
Hong Kong Dollar	Morgan Stanley and Co. Inc.	01/05/2015	(229,832)	29,628	—	(10)
Hong Kong Dollar	Morgan Stanley and Co. Inc.	01/05/2015	(110,789)	14,282	—	(5)
Japanese Yen	JPMorgan Chase Bank N.A.	01/05/2015	(23,252,229)	193,128	—	(997)

Total					$1,142	$(2,012)

94	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks (95.88%)
Consumer Discretionary (11.63%)
Amazon.com Inc. (a) (b)	20,942	$6,499,350
AutoNation Inc. (b)	4,125	249,194
AutoZone Inc. (b)	1,768	1,094,586
Bed Bath & Beyond Inc. (b)	10,217	778,229
Best Buy Co. Inc.	16,057	625,902
BorgWarner Inc.	12,536	688,853
Cablevision Systems Corp. Class A	12,071	249,145
CarMax Inc. (b)	11,887	791,436
Carnival Corp.	24,843	1,126,133
CBS Corp. Class B	26,307	1,455,829
Chipotle Mexican Grill Inc. (b)	1,711	1,171,197
Coach Inc.	15,199	570,874
Comcast Corp. Class A	142,106	8,243,569
Darden Restaurants Inc.	7,317	428,996
Delphi Automotive PLC	16,336	1,187,954
DIRECTV (b)	27,702	2,401,763
Discovery Communications Inc. Class A (b)	8,210	282,834
Discovery Communications Inc. Class C (b)	15,091	508,869
Dollar General Corp. (b)	16,736	1,183,235
Dollar Tree Inc. (b)	11,343	798,320
DR Horton Inc.	18,333	463,642
Expedia Inc.	5,452	465,383
Family Dollar Stores Inc.	5,297	419,575
Ford Motor Co.	212,315	3,290,882
Fossil Group Inc. (b)	2,483	274,967
GameStop Corp. Class A	5,996	202,665
Gannett Co. Inc.	12,487	398,710
GAP Inc., The	14,728	620,196
Garmin Ltd.	6,661	351,901
General Motors Co.	74,442	2,598,770
Genuine Parts Co.	8,432	898,598
Goodyear Tire & Rubber Co., The	15,111	431,721
H&R Block Inc.	15,193	511,700
Harley-Davidson Inc.	11,824	779,320
Harman International Industries Inc.	3,779	403,257
Hasbro Inc.	6,245	343,413
Home Depot Inc., The	72,694	7,630,689
Interpublic Group of Companies Inc., The	23,129	480,389
Johnson Controls Inc.	36,745	1,776,253
Kohl’s Corp.	11,148	680,474
L Brands Inc.	13,560	1,173,618
Leggett & Platt Inc.	7,608	324,177
Lennar Corp. Class A	9,848	441,289
Lowe’s Companies Inc.	53,670	3,692,496
Macy’s Inc.	19,051	1,252,603
Marriott International Inc. Class A	11,727	915,058
Mattel Inc.	18,687	578,269
McDonald’s Corp.	53,685	5,030,284
Michael Kors Holdings Ltd. (b)	11,357	852,911
Mohawk Industries Inc. (b)	3,419	531,176
Netflix Inc. (b)	3,323	1,135,170
Newell Rubbermaid Inc.	14,940	569,065
News Corp. Class A (b)	27,538	432,071
NIKE Inc. Class B	38,495	3,701,294

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Nordstrom Inc.	7,770	$616,860
Omnicom Group Inc.	13,694	1,060,874
O’Reilly Automotive Inc. (b)	5,597	1,078,094
PetSmart Inc.	5,490	446,310
Priceline Group Inc., The (b)	2,888	3,292,926
PulteGroup Inc.	18,420	395,293
PVH Corp.	4,547	582,789
Ralph Lauren Corp.	3,331	616,768
Ross Stores Inc.	11,573	1,090,871
Royal Caribbean Cruises Ltd.	9,211	759,263
Scripps Networks Interactive Class A	5,601	421,587
Staples Inc.	35,358	640,687
Starbucks Corp.	41,275	3,386,614
Starwood Hotels & Resorts Worldwide Inc.	9,854	798,864
Target Corp.	35,134	2,667,022
Tiffany & Co.	6,207	663,280
Time Warner Cable Inc.	15,471	2,352,520
Time Warner Inc.	46,255	3,951,102
TJX Companies Inc., The	37,981	2,604,737
Tractor Supply Co.	7,503	591,386
TripAdvisor Inc. (b)	6,156	459,607
Twenty-First Century Fox Inc. Class A	102,290	3,928,448
Under Armour Inc. Class A (b)	9,193	624,205
Urban Outfitters Inc. (b)	5,513	193,672
VF Corp.	19,056	1,427,294
Viacom Inc. Class B	20,382	1,533,746
Walt Disney Co., The	86,056	8,105,615
Whirlpool Corp.	4,298	832,695
Wyndham Worldwide Corp.	6,803	583,425
Wynn Resorts Ltd.	4,472	665,255
Yum! Brands Inc.	24,128	1,757,725

		122,117,788

Consumer Staples (9.40%)
Altria Group Inc.	109,020	5,371,416
Archer-Daniels-Midland Co.	35,510	1,846,520
Avon Products Inc.	23,856	224,008
Brown-Forman Corp. Class B	8,634	758,411
Campbell Soup Co.	9,892	435,248
Clorox Co., The	7,137	743,747
Coca-Cola Co., The	217,443	9,180,443
Coca-Cola Enterprises Inc.	12,275	542,800
Colgate-Palmolive Co.	47,255	3,269,573
ConAgra Foods Inc.	23,431	850,077
Constellation Brands Inc. Class A (b)	9,255	908,563
Costco Wholesale Corp.	24,146	3,422,696
CVS Health Corp.	63,238	6,090,452
Dr. Pepper Snapple Group Inc.	10,709	767,621
Estee Lauder Companies Inc. Class A, The	12,346	940,765
General Mills Inc.	33,309	1,776,369
Hershey Co., The	8,158	847,861
Hormel Foods Corp.	7,435	387,364
JM Smucker Co., The	5,619	567,407
Kellogg Co.	13,909	910,205

See accompanying notes to financial statements.	95

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Keurig Green Mountain Inc.	6,708	$888,106
Kimberly-Clark Corp.	20,547	2,374,000
Kraft Foods Group Inc.	32,485	2,035,510
Kroger Co., The	27,087	1,739,256
Lorillard Inc.	19,857	1,249,800
McCormick & Company Inc.	7,125	529,388
Mead Johnson Nutrition Co. Class A	11,143	1,120,317
Molson Coors Brewing Co. Class B	8,789	654,956
Mondelez International Inc. Class A	92,662	3,365,947
Monster Beverage Corp. (b)	7,952	861,599
PepsiCo Inc.	82,556	7,806,495
Philip Morris International Inc.	85,689	6,979,369
Procter & Gamble Co., The	149,047	13,576,691
Reynolds American Inc.	16,996	1,092,333
Safeway Inc.	12,733	447,183
Sysco Corp.	32,426	1,286,988
Tyson Foods Inc. Class A	16,161	647,894
Walgreens Boots Alliance Inc.	47,985	3,656,457
Wal-Mart Stores Inc.	87,116	7,481,522
Whole Foods Market Inc.	19,826	999,627

		98,634,984

Energy (8.09%)
Anadarko Petroleum Corp.	27,935	2,304,638
Apache Corp.	20,772	1,301,779
Baker Hughes Inc.	23,875	1,338,671
Cabot Oil & Gas Corp.	22,793	674,901
Cameron International Corp. (b)	10,898	544,355
Chesapeake Energy Corp.	28,673	561,131
Chevron Corp.	104,274	11,697,457
Cimarex Energy Co.	4,812	510,072
ConocoPhillips	67,895	4,688,829
CONSOL Energy Inc.	12,723	430,165
Denbury Resources Inc.	19,337	157,210
Devon Energy Corp.	21,210	1,298,264
Diamond Offshore Drilling Inc.	3,674	134,873
Ensco PLC Class A	12,938	387,493
EOG Resources Inc.	30,227	2,783,000
EQT Corp.	8,356	632,549
Exxon Mobil Corp.	233,579	21,594,379
FMC Technologies Inc. (b)	12,890	603,768
Halliburton Co.	46,754	1,838,835
Helmerich & Payne Inc.	5,990	403,846
Hess Corp.	14,022	1,035,104
Kinder Morgan Inc.	93,721	3,965,336
Marathon Oil Corp.	37,224	1,053,067
Marathon Petroleum Corp.	15,459	1,395,329
Murphy Oil Corp.	9,228	466,199
Nabors Industries Ltd.	15,883	206,161
National-Oilwell Varco Inc.	23,749	1,556,272
Newfield Exploration Co. (b)	7,628	206,871
Noble Corp. PLC	13,956	231,251
Noble Energy Inc.	19,876	942,719
Occidental Petroleum Corp.	42,784	3,448,818
ONEOK Inc.	11,484	571,788
Phillips 66	30,536	2,189,431
Pioneer Natural Resources Co.	8,213	1,222,505

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
QEP Resources Inc.	9,092	$183,840
Range Resources Corp.	9,311	497,673
Schlumberger Ltd.	70,983	6,062,658
Southwestern Energy Co. (b)	19,486	531,773
Spectra Energy Corp.	37,010	1,343,463
Tesoro Corp.	6,968	518,071
Transocean Ltd.	18,864	345,777
Valero Energy Corp.	28,759	1,423,570
Williams Companies Inc., The	37,105	1,667,499

		84,951,390

Financials (15.96%)
ACE Ltd.	18,301	2,102,418
Affiliated Managers Group Inc. (b)	3,065	650,516
Aflac Inc.	24,863	1,518,881
Allstate Corp., The	23,141	1,625,655
American Express Co.	49,086	4,566,961
American International Group Inc.	77,225	4,325,372
American Tower Corp.	21,868	2,161,652
Ameriprise Financial Inc.	10,181	1,346,437
Aon PLC	15,732	1,491,866
Apartment Investment and Management Co.	8,020	297,943
Assurant Inc.	3,871	264,893
AvalonBay Communities Inc.	7,281	1,189,643
Bank of America Corp.	580,079	10,377,613
Bank of New York Mellon Corp.	62,100	2,519,397
BB&T Corp.	39,729	1,545,061
Berkshire Hathaway Inc. Class B (b)	100,586	15,102,988
BlackRock Inc.	7,026	2,512,217
Boston Properties Inc.	8,444	1,086,658
Capital One Financial Corp.	30,671	2,531,891
CBRE Group Inc. Class A (b)	15,421	528,169
Charles Schwab Corp., The	63,380	1,913,442
Chubb Corp., The	13,011	1,346,248
Cincinnati Financial Corp.	8,144	422,104
Citigroup Inc.	167,104	9,041,997
CME Group Inc.	17,464	1,548,184
Comerica Inc.	9,925	464,887
Crown Castle International Corp.	18,414	1,449,182
Discover Financial Services	25,019	1,638,494
E*TRADE Financial Corp. (b)	15,983	387,668
Equity Residential	19,987	1,435,866
Essex Property Trust Inc.	3,527	728,678
Fifth Third Bancorp	45,469	926,431
Franklin Resources Inc.	21,619	1,197,044
General Growth Properties Inc.	34,611	973,607
Genworth Financial Inc. Class A (b)	27,252	231,642
Goldman Sachs Group Inc., The	22,345	4,331,131
Hartford Financial Services Group Inc., The	23,809	992,597
HCP Inc.	25,331	1,115,324
Healthcare Realty Trust Inc.	18,073	1,367,584
Host Hotels & Resorts Inc.	41,770	992,873
Hudson City Bancorp Inc.	26,413	267,300
Huntington Bancshares Inc.	44,842	471,738
Intercontinental Exchange Inc.	6,212	1,362,229

96	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Invesco Ltd.	23,746	$938,442
Iron Mountain Inc.	10,283	397,541
JPMorgan Chase & Co.	206,203	12,904,184
KeyCorp	47,811	664,573
Kimco Realty Corp.	22,691	570,452
Legg Mason Inc.	5,533	295,296
Leucadia National Corp.	17,538	393,202
Lincoln National Corp.	14,328	826,296
Loews Corp.	16,518	694,086
M&T Bank Corp.	7,287	915,393
Macerich Co., The	7,761	647,345
Marsh & McLennan Companies Inc.	29,818	1,706,782
McGraw Hill Financial Inc.	14,975	1,332,476
MetLife Inc.	62,662	3,389,388
Moody’s Corp.	10,129	970,459
Morgan Stanley	84,214	3,267,503
NASDAQ OMX Group Inc., The	6,484	310,973
Navient Corp.	22,643	489,315
Northern Trust Corp.	12,210	822,954
People’s United Financial Inc.	17,034	258,576
Plum Creek Timber Co. Inc.	9,722	416,004
PNC Financial Services Group Inc.	29,029	2,648,316
Principal Financial Group Inc.	15,063	782,372
Progressive Corp., The	29,540	797,285
ProLogis Inc.	27,577	1,186,638
Prudential Financial Inc.	25,280	2,286,829
Public Storage	8,003	1,479,355
Regions Financial Corp.	75,958	802,116
Simon Property Group Inc.	17,143	3,121,912
State Street Corp.	23,033	1,808,090
SunTrust Banks Inc.	28,772	1,205,547
T. Rowe Price Group Inc.	14,312	1,228,828
Torchmark Corp.	7,102	384,715
Travelers Companies Inc., The	18,283	1,935,256
U.S. Bancorp	98,709	4,436,970
Unum Group	13,893	484,588
Ventas Inc.	15,574	1,116,656
Vornado Realty Trust	9,630	1,133,547
Wells Fargo & Co.	260,400	14,275,128
Weyerhaeuser Co.	28,907	1,037,472
XL Group PLC	14,243	489,532
Zions Bancorporation	11,244	320,566

		167,525,439

Health Care (13.63%)
Abbott Laboratories	83,057	3,739,225
AbbVie Inc.	87,883	5,751,064
Actavis PLC (b)	14,620	3,763,334
Aetna Inc.	19,403	1,723,568
Agilent Technologies Inc.	18,394	753,050
Alexion Pharmaceuticals Inc. (b)	10,937	2,023,673
Allergan Inc.	16,432	3,493,279
AmerisourceBergen Corp.	11,463	1,033,504
Amgen Inc.	41,958	6,683,490
Anthem Inc.	14,893	1,871,603
Baxter International Inc.	29,894	2,190,931
Becton, Dickinson and Co.	10,589	1,473,565

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Biogen Idec Inc. (b)	13,026	$4,421,676
Boston Scientific Corp. (b)	73,163	969,410
Bristol-Myers Squibb Co.	91,496	5,401,009
Cardinal Health Inc.	18,260	1,474,130
CareFusion Corp. (b)	11,247	667,397
Celgene Corp. (b)	44,056	4,928,104
Cerner Corp. (b)	16,762	1,083,831
Cigna Corp.	14,432	1,485,197
Covidien PLC	24,975	2,554,443
CR Bard Inc.	4,131	688,307
DaVita HealthCare Partners Inc. (b)	9,482	718,167
DENTSPLY International Inc.	7,782	414,547
Edwards Lifesciences Corp. (b)	5,900	751,542
Eli Lilly and Co.	54,045	3,728,565
Express Scripts Holding Co. (b)	40,486	3,427,950
Gilead Sciences Inc. (b)	83,217	7,844,034
Hospira Inc. (b)	9,332	571,585
Humana Inc.	8,466	1,215,972
Intuitive Surgical Inc. (b)	1,999	1,057,351
Johnson & Johnson	154,401	16,145,713
Laboratory Corp. of America Holdings (b)	4,660	502,814
Mallinckrodt PLC (b)	6,413	635,079
McKesson Corp.	12,790	2,654,948
Medtronic Inc.	54,293	3,919,955
Merck & Co. Inc.	157,259	8,930,739
Mylan Inc. (b)	20,643	1,163,646
Patterson Companies Inc.	4,751	228,523
PerkinElmer Inc.	6,198	271,039
Perrigo Co. PLC	7,764	1,297,830
Pfizer Inc.	347,553	10,826,276
Quest Diagnostics Inc.	7,974	534,736
Regeneron Pharmaceuticals Inc. (b)	4,094	1,679,564
St. Jude Medical Inc.	15,770	1,025,523
Stryker Corp.	16,485	1,555,030
Tenet Healthcare Corp. (b)	5,438	275,543
Thermo Fisher Scientific Inc.	22,065	2,764,524
UnitedHealth Group Inc.	52,945	5,352,210
Universal Health Services Inc. Class B	5,036	560,305
Varian Medical Systems Inc. (b)	5,519	477,449
Vertex Pharmaceuticals Inc. (b)	13,266	1,576,001
Waters Corp. (b)	4,608	519,414
Zimmer Holdings Inc.	9,341	1,059,456
Zoetis Inc.	27,651	1,189,823

		143,049,643

Industrials (9.99%)
3M Co.	35,349	5,808,552
ADT Corp., The	9,647	349,511
Allegion PLC	5,274	292,496
AMETEK Inc.	13,564	713,873
Boeing Co., The	36,575	4,754,018
Caterpillar Inc.	33,397	3,056,827
CH Robinson Worldwide Inc.	8,077	604,887
Cintas Corp.	5,355	420,046
CSX Corp.	54,943	1,990,585
Cummins Inc.	9,365	1,350,152

See accompanying notes to financial statements.	97

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Danaher Corp.	33,720	$2,890,141
Deere & Co.	19,769	1,748,963
Delta Air Lines Inc.	46,173	2,271,250
Dover Corp.	9,141	655,593
Dun & Bradstreet Corp.	1,970	238,291
Eaton Corp. PLC	26,178	1,779,057
Emerson Electric Co.	38,250	2,361,172
Equifax Inc.	6,646	537,462
Expeditors International of Washington Inc.	10,641	474,695
Fastenal Co.	15,052	715,873
FedEx Corp.	14,532	2,523,627
Flowserve Corp.	7,508	449,204
Fluor Corp.	8,645	524,146
General Dynamics Corp.	17,368	2,390,184
General Electric Co.	553,920	13,997,558
Honeywell International Inc.	43,179	4,314,446
Illinois Tool Works Inc.	19,842	1,879,037
Ingersoll-Rand PLC	14,631	927,459
Jacobs Engineering Group Inc. (b)	7,209	322,170
Joy Global Inc.	5,389	250,696
Kansas City Southern	6,087	742,797
L-3 Communications Holdings Inc.	4,699	593,061
Lockheed Martin Corp.	14,805	2,850,999
Masco Corp.	19,691	496,213
Nielsen N.V.	17,865	799,101
Norfolk Southern Corp.	17,068	1,870,823
Northrop Grumman Corp.	11,144	1,642,514
PACCAR Inc.	19,531	1,328,303
Pall Corp.	5,876	594,710
Parker Hannifin Corp.	8,199	1,057,261
Pentair PLC	10,309	684,724
Pitney Bowes Inc.	11,133	271,311
Precision Castparts Corp.	7,860	1,893,317
Quanta Services Inc. (b)	12,017	341,163
Raytheon Co.	17,013	1,840,296
Republic Services Inc.	13,936	560,924
Robert Half International Inc.	7,493	437,441
Rockwell Automation Inc.	7,492	833,110
Rockwell Collins Inc.	7,337	619,830
Roper Industries Inc.	5,524	863,677
Ryder System Inc.	2,913	270,472
Snap-on Inc.	3,213	439,346
Southwest Airlines Co.	37,448	1,584,799
Stanley Black & Decker Inc.	8,640	830,131
Stericycle Inc. (b)	4,684	613,979
Textron Inc.	15,235	641,546
Tyco International PLC	23,090	1,012,727
Union Pacific Corp.	49,045	5,842,731
United Parcel Service Inc. Class B	38,451	4,274,598
United Rentals Inc. (b)	5,505	561,565
United Technologies Corp.	46,766	5,378,090
W.W. Grainger Inc.	3,341	851,587
Waste Management Inc.	23,497	1,205,866
Xylem Inc.	10,027	381,728

		104,802,711

	Shares	Value
Common Stocks (Cont.)
Information Technology (18.85%)
Accenture PLC Class A	34,604	$3,090,484
Adobe Systems Inc. (b)	26,134	1,899,942
Akamai Technologies Inc. (b)	9,829	618,834
Alliance Data Systems Corp. (b)	3,526	1,008,612
Altera Corp.	16,822	621,405
Amphenol Corp. Class A	17,076	918,860
Analog Devices Inc.	17,172	953,389
Apple Inc.	323,505	35,708,482
Applied Materials Inc.	67,203	1,674,699
Autodesk Inc. (b)	12,549	753,693
Automatic Data Processing Inc.	26,589	2,216,725
Avago Technologies Ltd.	13,949	1,403,130
Broadcom Corp. Class A	29,714	1,287,508
CA Inc.	17,691	538,691
Cisco Systems Inc.	282,061	7,845,527
Citrix Systems Inc. (b)	8,885	566,863
Cognizant Technology Solutions Corp. Class A (b)	33,586	1,768,639
Computer Sciences Corp.	7,755	488,953
Corning Inc.	70,706	1,621,289
eBay Inc. (b)	62,360	3,499,643
Electronic Arts Inc. (b)	17,157	806,636
EMC Corp.	112,242	3,338,077
F5 Networks Inc. (b)	4,066	530,471
Facebook Inc. Class A (b)	115,331	8,998,125
Fidelity National Information Services Inc.	15,664	974,301
First Solar Inc. (b)	4,125	183,954
Fiserv Inc. (b)	13,462	955,398
FLIR Systems Inc.	7,780	251,372
Google Inc. Class A (b)	15,723	8,343,567
Google Inc. Class C (b)	15,708	8,268,691
Harris Corp.	5,750	412,965
Hewlett-Packard Co.	102,941	4,131,022
Intel Corp.	266,706	9,678,761
International Business Machines Corp.	50,770	8,145,539
Intuit Inc.	15,749	1,451,900
Juniper Networks Inc.	21,251	474,322
KLA-Tencor Corp.	9,076	638,224
Lam Research Corp.	8,772	695,970
Linear Technology Corp.	13,157	599,959
MasterCard Inc. Class A	54,052	4,657,120
Microchip Technology Inc.	11,083	499,954
Micron Technology Inc. (b)	59,209	2,072,907
Microsoft Corp.	454,671	21,119,468
Motorola Solutions Inc.	11,690	784,165
NetApp Inc.	17,201	712,981
NVIDIA Corp.	28,478	570,984
Oracle Corp.	178,463	8,025,481
Paychex Inc.	18,010	831,522
QUALCOMM Inc.	91,713	6,817,027
Red Hat Inc. (b)	10,378	717,535
salesforce.com inc. (b)	32,368	1,919,746
SanDisk Corp.	12,174	1,192,809
Seagate Technology PLC	18,049	1,200,258
Symantec Corp.	38,065	976,558

98	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
TE Connectivity Ltd.	22,460	$1,420,595
Teradata Corp. (b)	8,434	368,397
Texas Instruments Inc.	58,271	3,115,459
Total System Services Inc.	9,165	311,243
VeriSign Inc. (b)	6,017	342,969
Visa Inc. Class A	26,942	7,064,192
Western Digital Corp.	12,043	1,333,160
Western Union Co.	28,847	516,650
Xerox Corp.	59,214	820,706
Xilinx Inc.	14,595	631,818
Yahoo! Inc. (b)	48,604	2,454,988

		197,843,314

Materials (3.04%)
Air Products & Chemicals Inc.	10,609	1,530,136
Airgas Inc.	3,710	427,318
Alcoa Inc.	65,018	1,026,634
Allegheny Technologies Inc.	5,968	207,507
Avery Dennison Corp.	5,032	261,060
Ball Corp.	7,551	514,752
CF Industries Holdings Inc.	2,743	747,577
Dow Chemical Co., The	61,116	2,787,501
E.I. du Pont de Nemours & Co.	49,976	3,695,225
Eastman Chemical Co.	8,185	620,914
Ecolab Inc.	14,898	1,557,139
FMC Corp.	7,365	420,026
Freeport-McMoRan Inc.	57,314	1,338,855
International Flavors & Fragrances Inc.	4,455	451,559
International Paper Co.	23,373	1,252,325
LyondellBasell Industries NV Class A	22,926	1,820,095
Martin Marietta Materials Inc.	3,413	376,522
MeadWestvaco Corp.	9,178	407,411
Monsanto Co.	26,701	3,189,968
Mosaic Co., The	17,409	794,721
Newmont Mining Corp.	27,542	520,544
Nucor Corp.	17,594	862,986
Owens-Illinois Inc. (b)	9,049	244,233
PPG Industries Inc.	7,564	1,748,419
Praxair Inc.	16,071	2,082,159
Sealed Air Corp.	11,637	493,758
Sherwin-Williams Co., The	4,502	1,184,206
Sigma-Aldrich Corp.	6,569	901,727
Vulcan Materials Co.	7,263	477,397

		31,942,674

Telecommunication Services (2.19%)
AT&T Inc.	286,111	9,610,469
CenturyLink Inc.	31,478	1,245,899
Frontier Communications Corp.	55,476	370,025
Level 3 Communications Inc. (b)	15,379	759,415
Verizon Communications Inc.	228,896	10,707,755
Windstream Holdings Inc.	33,080	272,579

		22,966,142

	Shares	Value
Common Stocks (Cont.)
Utilities (3.10%)
AES Corp., The	36,210	$498,611
AGL Resources Inc.	6,618	360,747
Ameren Corp.	13,388	617,588
American Electric Power Company Inc.	26,985	1,638,529
CenterPoint Energy Inc.	23,728	555,947
CMS Energy Corp.	15,183	527,609
Consolidated Edison Inc.	16,154	1,066,326
Dominion Resources Inc.	32,207	2,476,718
DTE Energy Co.	9,762	843,144
Duke Energy Corp.	39,013	3,259,146
Edison International	17,970	1,176,676
Entergy Corp.	9,954	870,776
Exelon Corp.	47,406	1,757,814
FirstEnergy Corp.	23,209	904,919
Integrys Energy Group Inc.	4,430	344,876
NextEra Energy Inc.	24,075	2,558,932
NiSource Inc.	17,412	738,617
Northeast Utilities	17,473	935,155
NRG Energy Inc.	18,652	502,671
Pepco Holdings Inc.	13,892	374,112
PG&E Corp.	26,204	1,395,101
Pinnacle West Capital Corp.	6,107	417,169
PPL Corp.	36,683	1,332,693
Public Service Enterprise Group Inc.	27,911	1,155,795
SCANA Corp.	7,862	474,865
Sempra Energy	12,749	1,419,729
Southern Co.	49,632	2,437,428
TECO Energy Inc.	12,965	265,653
Wisconsin Energy Corp.	12,438	655,980
Xcel Energy Inc.	27,891	1,001,845

		32,565,171

Total Common Stocks
(cost $545,637,792)		1,006,399,256

See accompanying notes to financial statements.	99

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Short-term Investments (4.05%)
State Street Institutional U.S. Government Money Market Fund (b)	42,553,574	$42,553,574

Total Short-term Investments
(cost $42,553,574)		42,553,574

TOTAL INVESTMENTS (99.93%)
(cost $588,191,366)		1,048,952,830
OTHER ASSETS, NET OF LIABILITIES (0.07%)		705,333

NET ASSETS (100.00%)		$1,049,658,163

(a)	At December 31, 2014, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(b)	Non-income producing security.

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
S&P 500 Mini Index	420	March 2015	$42,958,397	$43,100,400	$142,003

100	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks (99.29%)
Consumer Discretionary (13.63%)
1-800-FLOWERS.COM Inc. (a)	5,915	$48,743
2U Inc. (a)	2,549	50,113
Aeropostale Inc. (a)	19,618	45,514
AH Belo Corp. Class A	4,700	48,786
AMC Entertainment Holdings Inc. Class A	5,403	141,451
American Axle & Manufacturing Holdings Inc. (a)	17,030	384,708
American Eagle Outfitters Inc.	48,800	677,344
American Public Education Inc. (a)	4,255	156,882
America’s Car-Mart Inc. (a)	2,000	106,760
Ann Inc. (a)	11,732	427,983
Arctic Cat Inc.	3,269	116,050
Asbury Automotive Group Inc. (a)	7,752	588,532
Ascent Capital Group LLC Class A (a)	3,400	179,962
Barnes & Noble Inc. (a)	10,037	233,059
Beazer Homes USA Inc. (a)	6,602	127,815
bebe stores inc.	9,200	20,148
Belmond Ltd. Class A (a)	24,503	303,102
Big 5 Sporting Goods Corp.	4,219	61,724
Biglari Holdings Inc. (a)	434	173,387
BJ’s Restaurants Inc. (a)	5,436	272,942
Black Diamond Inc. (a)	5,239	45,841
Bloomin’ Brands Inc. (a)	19,541	483,835
Blue Nile Inc. (a)	3,156	113,648
Bob Evans Farms Inc.	6,122	313,324
Bon-Ton Stores Inc., The	3,408	25,253
Boot Barn Holdings Inc (a)	1,447	26,335
Boyd Gaming Corp. (a)	19,204	245,427
Bravo Brio Restaurant Group Inc. (a)	4,815	66,977
Bridgepoint Education Inc. (a)	4,363	49,389
Bright Horizons Family Solutions Inc. (a)	7,763	364,939
Brown Shoe Company Inc.	11,005	353,811
Brunswick Corp.	23,100	1,184,106
Buckle Inc., The	7,049	370,213
Buffalo Wild Wings Inc. (a)	4,796	865,102
Build-A-Bear Workshop Inc. (a)	3,000	60,300
Burlington Stores Inc. (a)	7,055	333,419
Caesars Acquisition Co. Class A (a)	11,300	116,503
Caesars Entertainment Corp. (a)	12,700	199,263
Callaway Golf Co.	19,813	152,560
Capella Education Co.	2,705	208,177
Career Education Corp. (a)	16,995	118,285
Carmike Cinemas Inc. (a)	6,100	160,247
Carriage Services Inc.	4,000	83,800
Carrols Restaurant Group Inc. (a)	8,700	66,381
Cato Corp. Class A	6,844	288,680
Cavco Industries Inc. (a)	2,242	177,723
Central European Media Enterprises Ltd. Class A (a)	19,051	61,154
Century Communities Inc. (a)	747	12,908
Cheesecake Factory Inc., The	12,513	629,529
Chegg Inc. (a)	18,253	126,128
Children’s Place Inc., The	5,456	310,992
Christopher & Banks Corp. (a)	9,000	51,390
Churchill Downs Inc.	3,345	318,778
Chuy’s Holdings Inc. (a)	4,038	79,427

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Cinedigm Corp. Class A (a)	19,000	$30,780
Citi Trends Inc. (a)	3,800	95,950
ClubCorp Holdings Inc.	5,341	95,764
Collectors Universe Inc.	1,700	35,462
Columbia Sportswear Co.	6,996	311,602
Conn’s Inc. (a)	6,892	128,811
Container Store Group Inc., The (a)	4,226	80,843
Cooper Tire & Rubber Co.	14,547	504,054
Cooper-Standard Holding Inc. (a)	3,360	194,477
Core-Mark Holding Company Inc.	5,856	362,662
Coupons.com Inc. (a)	2,933	52,061
Cracker Barrel Old Country Store Inc.	4,782	673,114
Crocs Inc. (a)	20,652	257,943
Crown Media Holdings Inc. (a)	7,262	25,707
CSS Industries Inc.	2,518	69,598
Culp Inc.	2,200	47,696
Cumulus Media Inc. Class A (a)	36,350	153,760
Daily Journal Corp. (a)	263	69,172
Dana Holding Corp.	42,373	921,189
Dave & Buster’s Entertainment Inc. (a)	1,693	46,219
Del Frisco’s Restaurant Group Inc. (a)	5,863	139,188
Denny’s Corp. (a)	21,453	221,180
Destination Maternity Corp.	3,400	54,230
Destination XL Group Inc. (a)	8,374	45,722
Dex Media Inc. (a)	3,400	30,498
Diamond Resorts International Inc. (a)	8,725	243,428
DineEquity Inc.	4,175	432,697
Dixie Group Inc., The (a)	3,700	33,929
Dorman Products Inc. (a)	6,700	323,409
Drew Industries Inc.	5,919	302,283
E.W. Scripps Co. Class A, The (a)	8,090	180,812
El Pollo Loco Holdings Inc. (a)	2,037	40,679
Empire Resorts Inc. (a)	3,700	28,712
Entercom Communications Corp. Class A (a)	5,869	71,367
Entravision Communications Corp. Class A	13,745	89,068
Eros International PLC (a)	5,600	118,496
Escalade Inc.	2,500	37,725
Ethan Allen Interiors Inc.	6,122	189,598
EVINE Live Inc. (a)	11,700	77,103
Express Inc. (a)	21,362	313,808
Famous Dave’s of America Inc. (a)	1,200	31,524
Federal-Mogul Holdings Corp. (a)	7,200	115,848
Fiesta Restaurant Group Inc. (a)	6,800	413,440
Finish Line Inc. Class A, The	11,906	289,435
Five Below Inc. (a)	13,590	554,880
Flexsteel Industries Inc.	1,216	39,216
Fox Factory Holding Corp. (a)	3,047	49,453
Francesca’s Holdings Corp. (a)	10,260	171,342
Fred’s Inc. Class A	9,440	164,350
FTD Companies Inc. (a)	4,651	161,948
Fuel Systems Solutions Inc. (a)	3,754	41,069
Gaiam Inc. Class A (a)	3,700	26,381
Genesco Inc. (a)	6,032	462,172
Gentherm Inc. (a)	8,919	326,614
G-III Apparel Group Ltd. (a)	4,828	487,676

See accompanying notes to financial statements.	101

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Global Eagle Entertainment Inc. (a)	10,114	$137,652
Global Sources Ltd. (a)	4,042	25,707
Grand Canyon Education Inc. (a)	11,733	547,462
Gray Television Inc. (a)	12,500	140,000
Group 1 Automotive Inc.	6,049	542,111
Guess? Inc.	15,200	320,416
Habit Restaurants Inc., The Class A (a)	1,439	46,552
Harte-Hanks Inc.	12,400	95,976
Haverty Furniture Companies Inc.	5,035	110,820
Helen of Troy Ltd. (a)	7,068	459,844
Hemisphere Media Group Inc. (a)	2,100	28,329
hhgregg Inc. (a)	3,114	23,573
Hibbett Sports Inc. (a)	6,412	310,533
Houghton Mifflin Harcourt Co. (a)	27,397	567,392
Hovnanian Enterprises Inc. Class A (a)	29,924	123,586
HSN Inc.	8,400	638,400
Iconix Brand Group Inc. (a)	12,034	406,629
Ignite Restaurant Group Inc. (a)	1,700	13,379
Installed Building Products Inc. (a)	2,215	39,471
International Speedway Corp. Class A	6,885	217,910
Interval Leisure Group Inc.	10,100	210,989
Intrawest Resorts Holdings Inc. (a)	3,339	39,868
iRobot Corp. (a)	7,400	256,928
Isle of Capri Casinos Inc. (a)	5,109	42,762
ITT Educational Services Inc. (a)	5,400	51,894
Jack in the Box Inc.	10,107	808,156
JAKKS Pacific Inc. (a)	4,527	30,784
Jamba Inc. (a)	4,295	64,812
Johnson Outdoors Inc. Class A	1,230	38,376
Journal Communications Inc. Class A (a)	11,342	129,639
K12 Inc. (a)	8,473	100,575
KB Home	21,415	354,418
Kirkland’s Inc. (a)	3,700	87,468
Krispy Kreme Doughnuts Inc. (a)	16,606	327,802
La Quinta Holdings Inc. (a)	11,018	243,057
Lands’ End Inc. (a)	4,100	221,236
La-Z-Boy Inc.	12,922	346,826
Leapfrog Enterprises Inc. (a)	15,820	74,670
Lee Enterprises Inc. Class A (a)	13,300	48,944
LGI Homes Inc. (a)	3,594	53,622
Libbey Inc. (a)	5,323	167,355
Liberty Tax Inc. (a)	900	32,166
Life Time Fitness Inc. (a)	10,289	582,563
LifeLock Inc. (a)	19,899	368,330
Lifetime Brands Inc.	2,381	40,953
Lithia Motors Inc. Class A	5,739	497,514
Loral Space & Communications Inc. (a)	3,300	259,743
Lumber Liquidators Holdings Inc. (a)	6,974	462,446
M.D.C. Holdings Inc.	9,947	263,297
M/I Homes Inc. (a)	6,065	139,252
Malibu Boats Inc. Class A (a)	2,140	41,238
Marcus Corp., The	4,437	82,129
Marine Products Corp.	2,692	22,720
MarineMax Inc. (a)	6,231	124,932
Marriott Vacations Worldwide Corp.	6,708	500,014

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Martha Stewart Living Omnimedia Inc. Class A (a)	6,778	$29,213
Mattress Firm Holding Corp. (a)	3,700	214,896
McClatchy Co. Class A, The (a)	14,927	49,558
MDC Partners Inc. Class A	10,689	242,854
Media General Inc. (a)	13,400	224,182
Men’s Wearhouse Inc., The	12,058	532,361
Meredith Corp.	8,888	482,796
Meritage Homes Corp. (a)	9,852	354,573
Metaldyne Performance Group Inc. (a)	673	11,683
Modine Manufacturing Co. (a)	11,620	158,032
Monarch Casino & Resort Inc. (a)	2,666	44,229
Monro Muffler Brake Inc.	7,802	450,956
Morgans Hotel Group Co. (a)	7,886	61,826
Motorcar Parts of America Inc. (a)	4,500	139,905
Movado Group Inc.	4,539	128,771
NACCO Industries Inc. Class A	1,148	68,145
Nathan’s Famous Inc. (a)	900	72,000
National CineMedia Inc.	15,572	223,770
Nautilus Inc. (a)	7,700	116,886
New Home Company Inc., The (a)	2,341	33,898
New Media Investment Group Inc.	9,200	217,396
New York & Co. Inc. (a)	7,819	20,642
New York Times Co. Class A, The	34,252	452,811
Nexstar Broadcasting Group Inc. Class A	7,684	397,954
Noodles & Company (a)	2,629	69,274
NutriSystem Inc.	7,407	144,807
Office Depot Inc. (a)	134,112	1,150,010
Orbitz Worldwide Inc. (a)	12,815	105,467
Outerwall Inc. (a)	4,735	356,167
Overstock.com Inc. (a)	2,899	70,359
Oxford Industries Inc.	3,647	201,351
Pacific Sunwear of California Inc. (a)	11,400	24,852
Papa John’s International Inc.	7,598	423,968
Papa Murphy’s Holdings Inc. (a)	1,400	16,268
Penn National Gaming Inc. (a)	19,400	266,362
Pep Boys-Manny, Moe & Jack, The (a)	13,227	129,889
Perry Ellis International Inc. (a)	3,140	81,420
PetMed Express Inc.	5,300	76,161
Pier 1 Imports Inc.	23,389	360,191
Pinnacle Entertainment Inc. (a)	14,748	328,143
Pool Corp.	11,170	708,625
Popeyes Louisiana Kitchen Inc. (a)	5,841	328,673
Potbelly Corp. (a)	3,650	46,976
Quiksilver Inc. (a)	33,800	74,698
Radio One Inc. Class D (a)	5,700	9,519
ReachLocal Inc. (a)	3,909	13,447
Reading International Inc. Class A (a)	4,300	57,018
Red Robin Gourmet Burgers Inc. (a)	3,574	275,109
Regis Corp. (a)	10,775	180,589
Remy International Inc.	7,706	161,210
Rent-A-Center Inc.	13,328	484,073
Rentrak Corp. (a)	2,425	176,588
Restoration Hardware Holdings Inc. (a)	7,800	748,878
RetailMeNot Inc. (a)	7,643	111,741

102	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Ruby Tuesday Inc. (a)	14,711	$100,623
Ruth’s Hospitality Group Inc.	9,085	136,275
Ryland Group Inc., The	11,789	454,584
Saga Communications Inc. Class A	896	38,958
Salem Communications Corp. Class A	2,600	20,332
Scholastic Corp.	6,791	247,328
Scientific Games Corp. Class A (a)	12,946	164,803
Sears Hometown and Outlet Stores Inc. (a)	2,900	38,135
Select Comfort Corp. (a)	13,453	363,635
Sequential Brands Group Inc. (a)	4,200	54,894
SFX Entertainment Inc. (a)	10,927	49,499
Shiloh Industries Inc. (a)	2,070	32,561
Shoe Carnival Inc.	3,525	90,557
Shutterfly Inc. (a)	9,600	400,272
Sinclair Broadcast Group Inc. Class A	17,313	473,684
Sizmek Inc. (a)	5,297	33,159
Skechers U.S.A. Inc. Class A (a)	9,849	544,157
Skullcandy Inc. (a)	5,466	50,233
Smith & Wesson Holding Corp. (a)	13,869	131,339
Sonic Automotive Inc.	9,997	270,319
Sonic Corp.	13,446	366,135
Sotheby’s	15,350	662,813
Spartan Motors Inc.	8,300	43,658
Speedway Motorsports Inc.	2,854	62,417
Sportsman’s Warehouse Holdings Inc. (a)	2,382	17,436
Stage Stores Inc.	8,207	169,885
Standard Motor Products Inc.	5,000	190,600
Standard Pacific Corp. (a)	35,900	261,711
Stein Mart Inc.	7,123	104,138
Steiner Leisure Ltd. (a)	3,396	156,929
Steven Madden Ltd. (a)	14,690	467,583
Stoneridge Inc. (a)	7,400	95,164
Strattec Security Corp.	900	74,322
Strayer Education Inc. (a)	2,720	202,042
Sturm, Ruger & Company Inc.	4,900	169,687
Superior Industries International Inc.	5,941	117,572
Systemax Inc. (a)	2,500	33,750
Tenneco Inc. (a)	15,113	855,547
Texas Roadhouse Inc. Class A	17,604	594,311
Tile Shop Holdings Inc., The (a)	6,900	61,272
Tilly’s Inc. Class A (a)	2,300	22,287
Time Inc.	27,600	679,236
Tower International Inc. (a)	5,095	130,177
Townsquare Media Inc. (a)	2,300	30,360
Travelport Worldwide Ltd.	7,510	135,180
Tri Pointe Homes Inc. (a)	37,030	564,708
Tuesday Morning Corp. (a)	10,689	231,951
Tumi Holdings Inc. (a)	12,738	302,273
Turtle Beach Corp. (a)	1,700	5,423
UCP Inc. Class A (a)	1,924	20,202
Unifi Inc. (a)	3,500	104,055
Universal Electronics Inc. (a)	4,070	264,672
Universal Technical Institute Inc.	5,681	55,901
Vail Resorts Inc.	9,026	822,539

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Vera Bradley Inc. (a)	5,547	$113,048
Vince Holding Corp. (a)	2,927	76,512
Vitamin Shoppe Inc. (a)	7,623	370,325
VOXX International Corp. (a)	4,804	42,083
Wayfair Inc. Class A (a)	3,167	62,865
WCI Communities Inc. (a)	2,893	56,645
Weight Watchers International Inc. (a)	6,800	168,912
West Marine Inc. (a)	4,800	62,016
Weyco Group Inc.	1,700	50,439
William Lyon Homes Class A (a)	4,300	87,161
Winmark Corp.	575	49,979
Winnebago Industries Inc.	6,719	146,205
Wolverine World Wide Inc.	25,430	749,422
World Wrestling Entertainment Inc.	7,479	92,291
Zoe’s Kitchen Inc. (a)	1,400	41,874
Zumiez Inc. (a)	5,266	203,426

		60,663,869

Consumer Staples (3.30%)
22nd Century Group Inc. (a)	10,200	16,830
Alico Inc.	685	34,272
Alliance One International Inc. (a)	22,744	35,936
Andersons Inc., The	7,110	377,825
B&G Foods Inc. Class A	13,649	408,105
Boston Beer Co. Inc. (a)	2,080	602,243
Boulder Brands Inc. (a)	15,300	169,218
Calavo Growers Inc.	3,604	170,469
Cal-Maine Foods Inc.	7,800	304,434
Casey’s General Stores Inc.	9,600	867,072
Central Garden & Pet Co. (a)	10,673	101,927
Chefs’ Warehouse Inc., The (a)	4,800	110,592
Chiquita Brands International Inc. (a)	11,436	165,365
Coca-Cola Bottling Co. Consolidated	1,155	101,675
Craft Brew Alliance Inc. (a)	2,569	34,270
Darling Ingredients Inc. (a)	41,194	748,083
Dean Foods Co.	23,100	447,678
Diamond Foods Inc. (a)	5,400	152,442
Diplomat Pharmacy Inc. (a)	3,838	105,046
Elizabeth Arden Inc. (a)	6,403	136,960
Fairway Group Holdings Corp. (a)	3,894	12,266
Farmer Brothers Co. (a)	1,731	50,978
Female Health Co., The	5,300	20,776
Fresh Del Monte Produce Inc.	8,900	298,595
Fresh Market Inc., The (a)	10,600	436,720
Freshpet Inc. (a)	2,999	51,163
Harbinger Group Inc. (a)	20,586	291,498
IGI Laboratories Inc. (a)	8,200	72,160
Ingles Markets Inc.	3,305	122,582
Inter Parfums Inc.	4,216	115,729
Inventure Foods Inc. (a)	4,200	53,508
J&J Snack Foods Corp.	3,742	407,017
John B. Sanfilippo & Son Inc.	2,000	91,000
Lancaster Colony Corp.	4,614	432,055
Liberator Medical Holdings Inc.	7,800	22,620
Lifeway Foods Inc. (a)	1,100	20,383
Limoneira Co.	2,967	74,116

See accompanying notes to financial statements.	103

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Medifast Inc. (a)	3,019	$101,287
National Beverage Corp. (a)	3,080	69,670
Natural Grocers by Vitamin Cottage Inc. (a)	2,202	62,030
Nature’s Sunshine Products Inc.	2,767	41,007
Nutraceutical International Corp. (a)	2,000	43,120
Oil-Dri Corporation of America	1,200	39,156
Omega Protein Corp. (a)	5,580	58,981
Orchids Paper Products Co.	2,000	58,220
Pantry Inc., The (a)	6,139	227,511
Post Holdings Inc. (a)	10,873	455,470
PriceSmart Inc.	4,700	428,734
Revlon Inc. Class A (a)	2,700	92,232
Roundy’s Inc.	9,840	47,626
Sanderson Farms Inc.	5,745	482,724
Seaboard Corp. (a)	70	293,856
Seneca Foods Corp. Class A (a)	2,101	56,790
Smart & Final Stores Inc. (a)	3,367	52,963
Snyder’s-Lance Inc.	12,142	370,938
SpartanNash Co.	9,266	242,213
SUPERVALU Inc. (a)	51,200	496,640
Synutra International Inc. (a)	4,500	27,360
Tootsie Roll Industries Inc.	4,576	140,254
TreeHouse Foods Inc. (a)	10,566	903,710
United Natural Foods Inc. (a)	12,446	962,387
Universal Corp.	5,705	250,906
USANA Health Sciences Inc. (a)	1,427	146,396
Vector Group Ltd.	18,896	402,674
Village Super Market Inc. Class A	1,528	41,821
WD-40 Co.	3,762	320,071
Weis Markets Inc.	2,796	133,705

		14,714,060

Energy (3.45%)
Abraxas Petroleum Corp. (a)	23,168	68,114
Adams Resources & Energy Inc.	500	24,975
Alon USA Energy Inc.	6,500	82,355
Alpha Natural Resources Inc. (a)	57,800	96,526
American Eagle Energy Corp. (a)	7,500	4,670
Amyris Inc. (a)	7,682	15,825
Apco Oil and Gas International Inc. (a)	2,300	32,269
Approach Resources Inc. (a)	9,692	61,932
Arch Coal Inc.	53,800	95,764
Ardmore Shipping Corp.	4,500	53,865
Aspen Aerogels Inc. (a)	1,807	14,420
Basic Energy Services Inc. (a)	7,800	54,678
Bill Barrett Corp. (a)	12,674	144,357
Bonanza Creek Energy Inc. (a)	8,300	199,200
BPZ Resources Inc. (a)	30,800	8,901
Bristow Group Inc.	8,923	587,044
C&J Energy Services Inc. (a)	11,629	153,619
Callon Petroleum Co. (a)	13,994	76,267
CARBO Ceramics Inc.	4,900	196,245
Carrizo Oil & Gas Inc. (a)	11,490	477,984
CHC Group Ltd. (a)	7,947	25,589
Clayton Williams Energy Inc. (a)	1,449	92,446
Clean Energy Fuels Corp. (a)	17,555	87,687

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Cloud Peak Energy Inc. (a)	15,284	$140,307
Comstock Resources Inc.	11,772	80,167
Contango Oil & Gas Co. (a)	4,249	124,241
Dawson Geophysical Co.	2,000	24,460
Delek US Holdings Inc.	14,700	401,016
DHT Holdings Inc.	23,300	170,323
Diamondback Energy Inc. (a)	10,524	629,125
Dorian LPG Ltd. (a)	1,800	25,002
Eclipse Resources Corp. (a)	7,700	54,131
Emerald Oil Inc. (a)	14,030	16,836
Energy XXI Ltd.	23,353	76,131
Era Group Inc. (a)	5,000	105,750
Evolution Petroleum Corp.	5,008	37,209
EXCO Resources Inc.	37,550	81,484
Exterran Holdings Inc.	14,645	477,134
FMSA Holdings Inc. (a)	6,258	43,305
Forum Energy Technologies Inc. (a)	14,757	305,913
Frontline Ltd. (a)	15,626	39,221
FX Energy Inc. (a)	12,900	19,995
GasLog Ltd.	10,409	211,823
Gastar Exploration Inc. (a)	17,562	42,324
Geospace Technologies Corp. (a)	3,300	87,450
Glori Energy Inc. (a)	3,000	12,540
Goodrich Petroleum Corp. (a)	8,562	38,015
Green Plains Inc.	9,500	235,410
Gulf Island Fabrication Inc.	3,382	65,577
GulfMark Offshore Inc. Class A	6,899	168,474
Halcon Resources Corp. (a)	64,395	114,623
Hallador Energy Co.	2,837	31,235
Harvest Natural Resources Inc. (a)	10,400	18,824
Helix Energy Solutions Group Inc. (a)	26,520	575,484
Hercules Offshore Inc. (a)	40,157	40,157
Hornbeck Offshore Services Inc. (a)	9,234	230,573
Independence Contract Drilling Inc. (a)	2,554	13,332
ION Geophysical Corp. (a)	32,713	89,961
Isramco Inc. (a)	222	30,636
Jones Energy Inc. Class A (a)	2,959	33,762
Key Energy Services Inc. (a)	32,505	54,283
Magnum Hunter Resources Corp. (a)	49,079	154,108
Magnum Hunter Resources Corp. Warrants (a) (b)	4,267	0
Matador Resources Co. (a)	18,520	374,660
Matrix Service Co. (a)	6,800	151,776
McDermott International Inc. (a)	60,400	175,764
Midstates Petroleum Company Inc. (a)	9,676	14,611
Miller Energy Resources Inc. (a)	7,630	9,538
Mitcham Industries Inc. (a)	3,269	19,385
Natural Gas Services Group (a)	3,100	71,424
Navios Maritime Acquisition Corp.	20,400	74,052
Newpark Resources Inc. (a)	20,957	199,930
Nordic American Offshore Ltd.	4,600	56,488
Nordic American Tankers Ltd.	22,754	229,133
North Atlantic Drilling Ltd.	17,291	28,184
Northern Oil and Gas Inc. (a)	15,095	85,287
Nuverra Environmental Solutions Inc. (a)	3,580	19,869
Pacific Ethanol Inc. (a)	6,000	61,980

104	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Panhandle Oil & Gas Inc.	3,526	$82,085
Parker Drilling Co. (a)	29,921	91,857
Parsley Energy Inc. Class A (a)	13,325	212,667
PDC Energy Inc. (a)	9,023	372,379
Penn Virginia Corp. (a)	16,156	107,922
Petroquest Energy Inc. (a)	14,265	53,351
PHI Inc. (a)	3,200	119,680
Pioneer Energy Services Corp. (a)	15,464	85,671
Profire Energy Inc. (a)	3,300	7,524
Quicksilver Resources Inc. (a)	29,200	5,787
Renewable Energy Group Inc. (a)	8,500	82,535
Resolute Energy Corp. (a)	19,223	25,374
REX American Resources Corp. (a)	1,511	93,637
Rex Energy Corp. (a)	12,400	63,240
RigNet Inc. (a)	2,900	118,987
Ring Energy Inc. (a)	5,300	55,650
Rosetta Resources Inc. (a)	15,430	344,243
RSP Permian Inc. (a)	5,890	148,075
Sanchez Energy Corp. (a)	12,950	120,306
Scorpio Tankers Inc.	40,952	355,873
SEACOR Holdings Inc. (a)	4,651	343,290
SemGroup Corp. Class A	10,664	729,311
Ship Finance International Ltd.	14,485	204,528
Solazyme Inc. (a)	18,746	48,365
Stone Energy Corp. (a)	14,185	239,443
Swift Energy Co. (a)	10,920	44,226
Synergy Resources Corp. (a)	16,492	206,810
Teekay Tankers Ltd. Class A	15,994	80,930
Tesco Corp.	8,623	110,547
TETRA Technologies Inc. (a)	20,000	133,600
TransAtlantic Petroleum Ltd. (a)	5,600	30,184
Triangle Petroleum Corp. (a)	16,842	80,505
US Silica Holdings Inc.	13,500	346,815
VAALCO Energy Inc. (a)	12,300	56,088
Vantage Drilling Co. (a)	48,836	23,871
Vertex Energy Inc. (a)	2,900	12,151
W&T Offshore Inc.	8,600	63,124
Warren Resources Inc. (a)	18,346	29,537
Western Refining Inc.	13,381	505,534
Westmoreland Coal Co. (a)	3,792	125,932
Willbros Group Inc. (a)	9,696	60,794

		15,349,582

Financials (24.06%)
1st Source Corp.	3,827	131,304
Acadia Realty Trust	16,072	514,786
AG Mortgage Investment Trust Inc.	6,856	127,323
Agree Realty Corp.	4,393	136,578
Alexander & Baldwin Inc.	12,100	475,046
Alexander’s Inc.	548	239,575
Altisource Asset Management Corp. (a)	339	105,131
Altisource Portfolio Solutions SA (a)	3,324	112,318
Altisource Residential Corp.	14,362	278,623
Ambac Financial Group Inc. (a)	11,300	276,850
American Assets Trust Inc.	8,947	356,180
American Capital Mortgage Investment Corp.	12,695	239,174

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
American Equity Investment Life Holding Co.	18,342	$535,403
American National Bankshares Inc.	2,000	49,620
American Realty Capital Healthcare Trust	42,808	509,415
American Residential Properties Inc. (a)	7,927	139,277
Ameris Bancorp	6,576	168,609
Amerisafe Inc.	4,700	199,092
Ames National Corp.	2,200	57,068
Amreit Inc. Class B	5,100	135,354
AmTrust Financial Services Inc.	7,411	416,869
Anchor BanCorp Wisconsin Inc. (a)	969	33,372
Anworth Mortgage Asset Corp.	28,356	148,869
Apollo Commercial Real Estate Finance Inc.	11,727	191,854
Apollo Residential Mortgage Inc.	7,888	124,394
Ares Commercial Real Estate Corp.	7,110	81,623
Argo Group International Holdings Ltd.	6,634	367,988
Arlington Asset Investment Corp. Class A	5,431	144,519
Armada Hoffler Properties Inc.	6,300	59,787
Armour Residential REIT Inc.	88,339	325,088
Arrow Financial Corp.	2,870	78,896
Ashford Hospitality Prime Inc.	6,276	107,696
Ashford Hospitality Trust Inc.	17,350	181,828
Ashford Inc. (a)	199	18,706
Associated Estates Realty Corp.	14,278	331,392
Astoria Financial Corp.	21,300	284,568
Atlas Financial Holdings Inc. (a)	2,800	45,696
AV Homes Inc. (a)	2,948	42,952
Aviv REIT Inc.	4,900	168,952
Baldwin & Lyons Inc.	2,311	59,578
Banc of California Inc.	8,298	95,178
BancFirst Corp.	1,848	117,145
Banco Latinoamericano de Comercio Exterior SA	7,400	222,740
Bancorp Inc., The (a)	8,172	88,993
BancorpSouth Inc.	24,261	546,115
Bank Mutual Corp.	11,919	81,764
Bank of Kentucky Financial Corp., The	1,648	79,549
Bank of Marin Bancorp	1,400	73,626
Bank of the Ozarks Inc.	19,972	757,338
BankFinancial Corp.	4,403	52,220
Banner Corp.	4,965	213,594
BBCN Bancorp Inc.	19,632	282,308
BBX Capital Corp. Class A (a)	1,800	29,610
Beneficial Mutual Bancorp Inc. (a)	7,245	88,896
Berkshire Hills Bancorp Inc.	6,221	165,852
BGC Partners Inc. Class A	43,056	393,962
Blue Hills Bancorp Inc. (a)	7,100	96,418
BNC Bancorp	5,100	87,771
BofI Holding Inc. (a)	3,534	274,981
Boston Private Financial Holdings Inc.	20,151	271,434
Bridge Bancorp Inc.	2,985	79,849
Bridge Capital Holdings (a)	2,597	58,121

See accompanying notes to financial statements.	105

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Brookline Bancorp Inc.	17,892	$179,457
Bryn Mawr Bank Corp.	3,327	104,135
C1 Financial Inc. (a)	800	14,632
Calamos Asset Management Inc. Class A	4,179	55,664
Camden National Corp.	2,000	79,680
Campus Crest Communities Inc.	16,178	118,261
Capital Bank Financial Corp. Class A (a)	5,735	153,698
Capital City Bank Group Inc.	2,998	46,589
Capitol Federal Financial Inc.	36,100	461,358
Capstead Mortgage Corp.	23,859	292,989
Cardinal Financial Corp.	8,300	164,589
CareTrust REIT Inc.	6,727	82,944
Cascade Bancorp (a)	7,343	38,110
Cash America International Inc.	6,980	157,888
CatchMark Timber Trust Inc. Class A	4,694	53,136
Cathay General Bancorp	19,846	507,859
Cedar Realty Trust Inc.	19,775	145,148
Centerstate Banks Inc.	8,824	105,094
Central Pacific Financial Corp.	4,194	90,171
Century Bancorp Inc. Class A	809	32,409
Chambers Street Properties	59,998	483,584
Charter Financial Corp.	4,262	48,800
Chatham Lodging Trust	8,389	243,029
Chemical Financial Corp.	8,156	249,900
Chesapeake Lodging Trust	13,583	505,423
CIFC Corp.	1,677	13,869
Citizens & Northern Corp.	3,100	64,077
Citizens Inc. (a)	10,800	82,080
City Holding Co.	3,968	184,631
Clifton Bancorp Inc.	6,578	89,395
CNB Financial Corp.	3,800	70,300
CNO Financial Group Inc.	51,337	884,023
CoBiz Financial Inc.	9,274	121,768
Cohen & Steers Inc.	4,902	206,276
Colony Financial Inc.	26,957	642,116
Columbia Banking System Inc.	14,379	397,004
Community Bank System Inc.	10,060	383,588
Community Trust Bancorp Inc.	3,835	140,399
CommunityOne Bancorp (a)	2,500	28,625
ConnectOne Bancorp Inc.	5,682	107,958
Consolidated-Tomoka Land Co.	1,042	58,144
Consumer Portfolio Services Inc. (a)	5,600	41,216
CorEnergy Infrastructure Trust Inc.	11,666	75,596
Coresite Realty Corp.	5,354	209,074
Cousins Properties Inc.	55,151	629,824
Cowen Group Inc. Class A (a)	28,479	136,699
Crawford & Co. Class B	6,776	69,657
Credit Acceptance Corp. (a)	1,613	220,029
CU Bancorp (a)	2,300	49,887
CubeSmart	40,538	894,674
Customers Bancorp Inc. (a)	6,300	122,598
CVB Financial Corp.	26,180	419,404
CyrusOne Inc.	8,104	223,265
CYS Investments Inc.	40,929	356,901
DCT Industrial Trust Inc.	20,696	738,019

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Diamond Hill Investment Group	700	$96,628
DiamondRock Hospitality Co.	49,151	730,875
Dime Community Bancshares	8,269	134,619
Donegal Group Inc.	1,869	29,867
DuPont Fabros Technology Inc.	15,940	529,846
Dynex Capital Inc.	13,301	109,733
Eagle Bancorp Inc. (a)	6,589	234,041
EastGroup Properties Inc.	7,938	502,634
Education Realty Trust Inc.	11,793	431,506
eHealth Inc. (a)	4,584	114,233
EMC Insurance Group Inc.	1,281	45,424
Empire State Realty Trust Inc. Class A	22,700	399,066
Employers Holdings Inc.	8,000	188,080
Encore Capital Group Inc. (a)	6,500	288,600
Enova International Inc. (a)	6,386	142,152
Enstar Group Ltd. (a)	2,100	321,069
Enterprise Bancorp Inc.	1,937	48,909
Enterprise Financial Services Corp.	4,776	94,230
EPR Properties	14,295	823,821
Equity One Inc.	15,473	392,395
ESB Financial Corp.	3,048	57,729
Essent Group Ltd. (a)	11,151	286,692
EverBank Financial Corp.	23,081	439,924
Evercore Partners Inc. Class A	8,200	429,434
Excel Trust Inc.	15,057	201,613
EZCORP Inc. Class A (a)	12,700	149,225
F.N.B. Corp.	43,701	582,097
FBL Financial Group Inc. Class A	2,398	139,156
FBR & Co. (a)	2,200	54,098
FCB Financial Holdings Inc. Class A (a)	2,100	51,744
Federal Agricultural Mortgage Corp. Class C	2,704	82,039
Federated National Holding Co.	3,500	84,560
FelCor Lodging Trust Inc.	30,718	332,369
Fidelity & Guaranty Life	2,936	71,257
Fidelity Southern Corp.	3,849	62,007
Fifth Street Asset Management Inc. (a)	1,502	20,953
Financial Engines Inc.	13,014	475,662
Financial Institutions Inc.	3,400	85,510
First American Financial Corp.	26,767	907,401
First Bancorp (North Carolina)	4,903	90,558
First BanCorp (Puerto Rico) (a)	25,800	151,446
First Bancorp Inc.	2,362	42,729
First Busey Corp.	17,879	116,392
First Business Financial Services Inc.	1,000	47,910
First Cash Financial Services Inc. (a)	7,314	407,170
First Citizens BancShares Inc. Class A	1,900	480,301
First Commonwealth Financial Corp.	23,234	214,217
First Community Bancshares Inc.	4,423	72,847
First Connecticut Bancorp Inc.	3,694	60,286
First Defiance Financial Corp.	2,394	81,540
First Financial Bancorp	14,442	268,477
First Financial Bankshares Inc.	15,904	475,212
First Financial Corp. Indiana	2,799	99,700
First Financial Northwest Inc.	4,100	49,364
First Industrial Realty Trust Inc.	27,598	567,415

106	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
First Interstate BancSystem Inc.	4,357	$121,212
First Merchants Corp.	9,171	208,640
First Midwest Bancorp Inc.	18,551	317,408
First NBC Bank Holding Co. (a)	3,700	130,240
First of Long Island Corp., The	3,150	89,366
First Potomac Realty Trust	14,572	180,110
FirstMerit Corp.	41,397	781,989
Flagstar Bancorp Inc. (a)	4,900	77,077
Flushing Financial Corp.	7,692	155,917
Forestar Group Inc. (a)	8,700	133,980
Fox Chase Bancorp	2,983	49,727
Franklin Financial Corp. (a)	2,632	55,746
Franklin Street Properties Corp.	22,644	277,842
FXCM Inc. Class A	11,262	186,611
Gain Capital Holdings Inc.	5,700	51,414
GAMCO Investors Inc.	1,600	142,304
Geo Group Inc., The	18,152	732,615
German American Bancorp Inc.	3,500	106,820
Getty Realty Corp.	6,394	116,435
GFI Group Inc.	18,256	99,495
Glacier Bancorp Inc.	18,448	512,301
Gladstone Commercial Corp.	4,738	81,351
Glimcher Realty Trust	36,586	502,692
Global Indemnity PLC (a)	1,918	54,414
Government Properties Income Trust	17,320	398,533
Gramercy Property Trust Inc.	46,752	322,589
Great Southern Bancorp Inc.	2,513	99,691
Great Western Bancorp Inc. (a)	4,606	104,971
Green Bancorp Inc. (a)	1,200	14,448
Green Dot Corp. Class A (a)	7,700	157,773
Greenhill & Co. Inc.	7,000	305,200
Greenlight Capital Re Ltd. Class A (a)	7,103	231,913
Guaranty Bancorp	3,860	55,738
Hallmark Financial Services Inc. (a)	3,700	44,733
Hampton Roads Bankshares Inc. (a)	8,300	13,944
Hancock Holding Co.	20,630	633,341
Hanmi Financial Corp.	7,852	171,252
Hannon Armstrong Sustainable Infrastructure Capital Inc.	6,602	93,946
Hatteras Financial Corp.	24,500	451,535
HCI Group Inc.	2,400	103,776
Healthcare Realty Trust Inc.	24,191	660,898
Heartland Financial USA Inc.	4,043	109,565
Heritage Commerce Corp.	5,133	45,324
Heritage Financial Corp.	7,557	132,625
Heritage Insurance Holdings Inc. (a)	1,700	33,031
Heritage Oaks Bancorp	5,100	42,789
Hersha Hospitality Trust	49,539	348,259
HFF Inc. Class A	8,310	298,495
Highwoods Properties Inc.	22,646	1,002,765
Hilltop Holdings Inc. (a)	16,979	338,731
Home Bancshares Inc.	13,626	438,212
Home Loan Servicing Solutions Ltd.	17,533	342,244
HomeStreet Inc.	3,800	66,158
HomeTrust Bancshares Inc. (a)	5,339	88,948

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Horace Mann Educators Corp.	10,402	$345,138
Horizon Bancorp	2,100	54,894
Hudson Pacific Properties Inc.	13,673	411,010
Hudson Valley Holding Corp.	3,652	99,188
IBERIABANK Corp.	7,912	513,093
Independence Holding Co.	1,974	27,537
Independent Bank Corp. (Michigan)	5,700	74,385
Independent Bank Group Inc.	2,300	89,838
Independent Bank Corp. (Massachusetts)	6,110	261,569
Infinity Property & Casualty Corp.	2,886	222,972
Inland Real Estate Corp.	22,217	243,276
International Bancshares Corp.	13,789	365,960
INTL FCStone Inc. (a)	4,027	82,835
Invesco Mortgage Capital	31,021	479,585
Investment Technology Group Inc. (a)	8,812	183,466
Investors Bancorp Inc.	89,503	1,004,671
Investors Real Estate Trust	27,735	226,595
iStar Financial Inc. (a)	21,700	296,205
Janus Capital Group Inc.	37,500	604,875
JG Wentworth Co. (a)	3,087	32,907
Kansas City Life Insurance Co.	1,057	50,768
KCG Holdings Inc. Class A (a)	11,137	129,746
Kearny Financial Corp. (a)	3,221	44,289
Kemper Corp.	11,500	415,265
Kennedy-Wilson Holdings Inc.	17,791	450,112
Kite Realty Group Trust	8,357	240,180
Ladder Capital Corp. Class A (a)	3,909	76,655
Ladenburg Thalmann Financial Services Inc. (a)	25,430	100,448
Lakeland Bancorp Inc.	9,122	106,727
Lakeland Financial Corp.	4,232	183,965
LaSalle Hotel Properties	27,955	1,131,339
Lexington Realty Trust	51,806	568,830
LTC Properties Inc.	8,703	375,709
Macatawa Bank Corp.	5,900	32,096
Mack-Cali Realty Corp.	22,400	426,944
Maiden Holdings Ltd.	12,700	162,433
MainSource Financial Group Inc.	5,161	107,968
Manning & Napier Inc.	3,577	49,434
Marcus & Millichap Inc. (a)	2,100	69,825
MarketAxess Holdings Inc.	9,451	677,731
Marlin Business Services Corp.	2,159	44,324
MB Financial Inc.	16,777	551,292
Meadowbrook Insurance Group Inc.	12,962	109,659
Medical Properties Trust Inc.	43,360	597,501
Medley Management Inc. Class A	1,502	22,079
Mercantile Bank Corp.	4,257	89,482
Merchants Bancshares Inc.	1,308	40,064
Meridian Bancorp Inc. (a)	5,205	58,400
Meta Financial Group Inc.	1,700	59,568
Metro Bancorp Inc. (a)	3,600	93,312
MGIC Investment Corp. (a)	84,951	791,743
MidSouth Bancorp Inc.	1,900	32,946
MidWestOne Financial Group Inc.	1,700	48,977
Moelis & Co.	1,827	63,817

See accompanying notes to financial statements.	107

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Monmouth Real Estate Investment Corp. Class A	13,950	$154,426
Montpelier Re Holdings Ltd.	9,155	327,932
National Bank Holdings Corp. Class A	9,298	180,474
National Bankshares Inc.	1,700	51,663
National General Holdings Corp.	8,800	163,768
National Health Investors Inc.	9,384	656,505
National Interstate Corp.	1,913	57,007
National Penn Bancshares Inc.	31,036	326,654
National Western Life Insurance Co.	575	154,819
Navigators Group Inc., The (a)	2,572	188,630
NBT Bancorp Inc.	10,797	283,637
Nelnet Inc. Class A	5,100	236,283
New Residential Investment Corp.	35,684	455,685
New York Mortgage Trust Inc.	26,309	202,842
New York REIT Inc.	40,049	424,119
NewBridge Bancorp (a)	8,300	72,293
NewStar Financial Inc. (a)	6,732	86,170
Nicholas Financial Inc. (a)	2,406	35,849
NMI Holdings Inc. Class A (a)	12,500	114,125
Northfield Bancorp Inc.	13,099	193,865
Northrim BanCorp Inc.	1,700	44,608
Northwest Bancshares Inc.	24,026	301,046
OceanFirst Financial Corp.	3,300	56,562
OFG Bancorp	11,366	189,244
Old Line Bancshares Inc.	2,100	33,222
Old National Bancorp	28,341	421,714
OM Asset Management PLC (a)	6,066	98,512
On Deck Capital Inc. (a)	28	628
One Liberty Properties Inc.	3,247	76,856
OneBeacon Insurance Group Ltd. Class A	5,435	88,047
Oppenheimer Holdings Inc. Class A	2,680	62,310
Opus Bank (a)	1,300	36,881
Oritani Financial Corp.	11,505	177,177
Owens Realty Mortgage Inc.	2,700	39,555
Pacific Continental Corp.	4,600	65,228
Pacific Premier Bancorp Inc. (a)	4,500	77,985
Palmetto Bancshares Inc.	1,100	18,370
Park National Corp.	3,170	280,482
Park Sterling Corp.	11,254	82,717
Parkway Properties Inc.	19,493	358,476
Peapack-Gladstone Financial Corp.	3,112	57,759
Pebblebrook Hotel Trust	17,880	815,864
Penns Woods Bancorp Inc.	1,257	61,920
Pennsylvania Real Estate Investment Trust	17,438	409,095
PennyMac Financial Services Inc. Class A (a)	3,214	55,602
PennyMac Mortgage Investment Trust	18,459	389,300
Peoples Bancorp Inc.	3,413	88,499
Peoples Financial Services Corp.	1,900	94,392
PHH Corp. (a)	12,727	304,939
Phoenix Companies Inc., The (a)	1,430	98,484
Physicians Realty Trust	11,877	197,158
PICO Holdings Inc. (a)	5,707	107,577
Pinnacle Financial Partners Inc.	8,997	355,741
Piper Jaffray Companies Inc. (a)	4,077	236,833

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Platinum Underwriters Holdings Ltd.	6,209	$455,865
Potlatch Corp.	10,065	421,422
PRA Group Inc. (a)	12,613	730,671
Preferred Bank	3,000	83,670
Primerica Inc.	13,682	742,385
PrivateBancorp Inc.	17,704	591,314
Prosperity Bancshares Inc.	17,439	965,423
Provident Financial Services Inc.	15,018	271,225
PS Business Parks Inc.	4,882	388,314
Pzena Investment Management Inc. Class A	2,486	23,518
QTS Realty Trust Inc. Class A	3,000	101,520
Radian Group Inc.	47,848	800,019
RAIT Financial Trust	20,694	158,723
Ramco-Gershenson Properties Trust	19,074	357,447
RCS Capital Corp. Class A	2,335	28,580
RE/MAX Holdings Inc. Class A	2,626	89,940
Redwood Trust Inc.	21,054	414,764
Regional Management Corp. (a)	2,600	41,106
Renasant Corp.	7,865	227,534
Republic Bancorp Inc. Class A	2,619	64,742
Republic First Bancorp Inc. (a)	7,700	28,875
Resource America Inc. Class A	3,795	34,307
Resource Capital Corp.	33,324	167,953
Retail Opportunity Investments Corp.	22,939	385,146
Rexford Industrial Realty Inc.	11,339	178,136
RLI Corp.	10,776	532,334
RLJ Lodging Trust	32,773	1,098,879
Rouse Properties Inc.	9,203	170,440
Ryman Hospitality Properties Inc.	10,756	567,271
S&T Bancorp Inc.	7,362	219,461
Sabra Health Care REIT Inc.	13,547	411,422
Safeguard Scientifics Inc. (a)	5,216	103,381
Safety Insurance Group Inc.	3,164	202,528
Sandy Spring Bancorp Inc.	6,394	166,756
Saul Centers Inc.	2,448	140,001
Seacoast Banking Corporation of Florida (a)	4,920	67,650
Select Income REIT	9,079	221,618
Selective Insurance Group Inc.	13,911	377,962
ServisFirst Bancshares Inc.	600	19,770
Sierra Bancorp	3,300	57,948
Silver Bay Realty Trust Corp.	9,518	157,618
Silvercrest Asset Management Group Inc. Class A	1,483	23,209
Simmons First National Corp.	4,216	171,380
South State Corp.	6,111	409,926
Southside Bancshares Inc.	5,920	171,144
Southwest Bancorp Inc.	5,055	87,755
Sovran Self Storage Inc.	8,283	722,443
Springleaf Holdings Inc. (a)	6,228	225,267
Square 1 Financial Inc. Class A (a)	1,500	37,050
St. Joe Co., The (a)	16,100	296,079
STAG Industrial Inc.	14,168	347,116
Starwood Waypoint Residential Trust	9,700	255,789
State Auto Financial Corp.	4,058	90,169
State Bank Financial Corp.	7,798	155,804

108	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
State National Companies Inc.	6,551	$78,481
Sterling Bancorp	21,080	303,130
Stewart Information Services Corp.	5,291	195,979
Stifel Financial Corp. (a)	16,248	828,973
Stock Yards Bancorp Inc.	3,567	118,924
Stonegate Bank	2,500	74,050
Stonegate Mortgage Corp. (a)	3,500	41,860
Store Capital Corp.	7,917	171,086
Strategic Hotels & Resorts Inc. (a)	66,936	885,563
Suffolk Bancorp	2,923	66,381
Summit Hotel Properties Inc.	21,218	263,952
Sun Bancorp Inc. (a)	2,440	47,336
Sun Communities Inc.	11,850	716,451
Sunstone Hotel Investors Inc.	51,325	847,376
Susquehanna Bancshares Inc.	47,271	634,850
SWS Group Inc. (a)	6,997	48,349
Symetra Financial Corp.	18,597	428,661
Talmer Bancorp Inc. Class A	4,569	64,149
Tejon Ranch Co. (a)	3,236	95,333
Tejon Ranch Co. Warrants (a)	522	914
Terreno Realty Corp.	10,732	221,401
Territorial Bancorp Inc.	2,085	44,932
Texas Capital Bancshares Inc. (a)	11,441	621,590
Third Point Reinsurance Ltd. (a)	13,996	202,802
Tiptree Financial Inc. Class A (a)	1,900	15,390
Tompkins Financial Corp.	3,746	207,154
TowneBank	7,380	111,586
Trade Street Residential Inc.	4,600	35,374
Tree.com Inc. (a)	1,500	72,510
Trico Bancshares	5,650	139,555
Tristate Capital Holdings Inc. (a)	5,500	56,320
Triumph Bancorp Inc. (a)	1,929	26,138
Trustco Bank Corp. NY	23,377	169,717
Trustmark Corp.	17,001	417,205
UMB Financial Corp.	9,357	532,320
UMH Properties Inc.	5,184	49,507
Umpqua Holdings Corp.	41,738	709,963
Union Bankshares Corp.	11,414	274,849
United Bankshares Inc.	17,133	641,631
United Community Banks Inc.	12,343	233,776
United Community Financial Corp.	13,000	69,810
United Financial Bancorp Inc.	12,827	184,196
United Fire Group Inc.	5,292	157,331
United Insurance Holdings Corp.	4,100	89,995
Universal Health Realty Income Trust	3,005	144,601
Universal Insurance Holdings Inc.	7,700	157,465
Univest Corp. of Pennsylvania	4,199	84,988
Urstadt Biddle Properties Inc.	6,723	147,099
Valley National Bancorp	57,720	560,461
ViewPoint Financial Group Inc.	9,880	235,638
Virtus Investment Partners Inc.	1,837	313,190
Walker & Dunlop Inc. (a)	4,729	82,947
Walter Investment Management Corp. (a)	9,308	153,675
Washington Federal Inc.	25,500	564,825
Washington Real Estate Investment Trust	16,490	456,113

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Washington Trust Bancorp Inc.	3,556	$142,880
Waterstone Financial Inc.	8,484	111,565
Webster Financial Corp.	22,649	736,772
WesBanco Inc.	6,687	232,708
West Bancorporation	3,700	62,974
Westamerica Bancorporation	6,492	318,238
Western Alliance Bancorp (a)	18,800	522,640
Western Asset Mortgage Capital Corp.	10,124	148,823
Westwood Holdings Group Inc.	1,771	109,483
Whitestone REIT	5,529	83,543
Wilshire Bancorp Inc.	17,470	176,971
Wintrust Financial Corp.	11,688	546,531
WisdomTree Investments Inc.	26,556	416,265
World Acceptance Corp. (a)	1,881	149,445
WSFS Financial Corp.	2,235	171,849
Yadkin Financial Corp. (a)	5,225	102,671

		107,113,490

Health Care (14.64%)
AAC Holdings Inc. (a)	1,439	44,491
Abaxis Inc.	5,521	313,758
Abiomed Inc. (a)	10,001	380,638
Acadia Healthcare Company Inc. (a)	10,739	657,334
ACADIA Pharmaceuticals Inc. (a)	19,810	628,968
Accelerate Diagnostics Inc. (a)	5,642	108,270
Acceleron Pharma Inc. (a)	4,017	156,502
Accuray Inc. (a)	19,494	147,180
AcelRx Pharmaceuticals Inc. (a)	6,532	43,960
Achaogen Inc. (a)	1,687	22,015
Achillion Pharmaceuticals Inc. (a)	24,060	294,735
Acorda Therapeutics Inc. (a)	10,569	431,955
Actinium Pharmaceuticals Inc. (a)	4,900	28,861
Adamas Pharmaceuticals Inc. (a)	737	12,802
Addus HomeCare Corp. (a)	1,400	33,978
Adeptus Health Inc. Class A (a)	1,449	54,193
Aegerion Pharmaceuticals Inc. (a)	7,267	152,171
Aerie Pharmaceuticals Inc. (a)	2,600	75,894
Affymetrix Inc. (a)	18,700	184,569
Agenus Inc. (a)	15,400	61,138
Agios Pharmaceuticals Inc. (a)	3,665	410,627
Air Methods Corp. (a)	9,800	431,494
Akebia Therapeutics Inc. (a)	1,890	22,000
Akorn Inc. (a)	15,676	567,471
Albany Molecular Research Inc. (a)	5,800	94,424
Alder Biopharmaceuticals Inc. (a)	1,942	56,493
Alimera Sciences Inc. (a)	5,685	31,495
Alliance HealthCare Services Inc. (a)	1,200	25,188
Almost Family Inc. (a)	2,200	63,690
AMAG Pharmaceuticals Inc. (a)	5,382	229,381
Amedisys Inc. (a)	6,688	196,293
AMN Healthcare Services Inc. (a)	11,888	233,005
Amphastar Pharmaceuticals Inc. (a)	2,400	27,864
Ampio Pharmaceuticals Inc. (a)	10,090	34,609
Amsurg Corp. (a)	10,636	582,108
Anacor Pharmaceuticals Inc. (a)	8,117	261,773

See accompanying notes to financial statements.	109

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Analogic Corp.	3,106	$262,799
Angiodynamics Inc. (a)	6,300	119,763
ANI Pharmaceuticals Inc. (a)	1,700	95,863
Anika Therapeutics Inc. (a)	3,600	146,664
Antares Pharma Inc. (a)	28,977	74,471
Applied Genetic Technologies Corp. (a)	1,200	25,224
Aratana Therapeutics Inc. (a)	7,296	130,015
Ardelyx Inc. (a)	1,349	25,483
Arena Pharmaceuticals Inc. (a)	55,997	194,310
ARIAD Pharmaceuticals Inc. (a)	40,700	279,609
Array Biopharma Inc. (a)	31,778	150,310
Arrowhead Research Corp. (a)	13,689	101,025
Atara Biotherapeutics Inc. (a)	1,439	38,493
AtriCure Inc. (a)	6,798	135,688
Atrion Corp.	400	136,004
Auspex Pharmaceuticals Inc. (a)	2,511	131,777
Auxilium Pharmaceuticals Inc. (a)	12,701	436,724
Avalanche Biotechnologies Inc. (a)	1,800	97,200
AVANIR Pharmaceuticals Inc. Class A (a)	48,216	817,261
Bellicum Pharmaceutical Inc. (a)	86	1,981
BioCryst Pharmaceuticals Inc. (a)	17,300	210,368
BioDelivery Sciences International Inc. (a)	10,516	126,402
Bio-Path Holdings Inc. (a)	18,100	48,146
Bio-Reference Laboratories Inc. (a)	6,286	201,969
BioScrip Inc. (a)	16,954	118,508
BioSpecifics Technologies Corp. (a)	900	34,758
BioTelemetry Inc. (a)	6,500	65,195
BioTime Inc. (a)	12,836	47,878
Bluebird Bio Inc. (a)	5,365	492,078
Calithera Biosciences Inc. (a)	2,003	40,461
Cambrex Corp. (a)	7,481	161,739
Cantel Medical Corp.	8,400	363,384
Capital Senior Living Corp. (a)	7,200	179,352
Cara Therapeutics Inc. (a)	1,429	14,247
Cardiovascular Systems Inc. (a)	6,956	209,236
Castlight Health Inc. Class B (a)	3,153	36,890
Catalent Inc. (a)	12,315	343,342
Celldex Therapeutics Inc. (a)	22,114	403,580
Cellular Dynamics International Inc. (a)	2,355	15,143
Cempra Inc. (a)	6,177	145,221
Cepheid Inc. (a)	17,481	946,421
Cerus Corp. (a)	19,594	122,267
Chemed Corp.	4,424	467,484
ChemoCentryx Inc. (a)	6,100	41,663
Chimerix Inc. (a)	7,565	304,567
Civitas Solutions Inc. (a)	2,929	49,881
Clovis Oncology Inc. (a)	6,256	350,336
Coherus Biosciences Inc. (a)	1,703	27,793
Computer Programs & Systems Inc.	2,784	169,128
Conmed Corp.	6,729	302,536
Corcept Therapeutics Inc. (a)	14,553	43,659
Corvel Corp. (a)	2,678	99,675
Cross Country Healthcare Inc. (a)	8,289	103,447
CryoLife Inc.	6,832	77,407
CTI BioPharma Corp. (a)	37,544	88,604

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Cyberonics Inc. (a)	6,776	$377,288
Cynosure Inc. Class A (a)	5,472	150,042
Cytokinetics Inc. (a)	8,504	68,117
Cytori Therapeutics Inc. (a)	19,647	9,601
CytRx Corp. (a)	13,700	37,538
DepoMed Inc. (a)	14,200	228,762
Derma Sciences Inc. (a)	5,261	48,980
Dermira Inc. (a)	1,956	35,423
Dexcom Inc. (a)	18,801	1,034,995
Dicerna Pharmaceuticals Inc. (a)	932	15,350
Dyax Corp. (a)	34,154	480,205
Dynavax Technologies Corp. (a)	6,764	114,041
Egalet Corp. (a)	997	5,673
Eleven Biotherapeutics Inc. (a)	1,341	15,931
Emergent Biosolutions Inc. (a)	7,100	193,333
Enanta Pharmaceuticals Inc. (a)	2,600	132,210
Endocyte Inc. (a)	9,534	59,969
Endologix Inc. (a)	16,329	249,670
Ensign Group Inc., The	5,000	221,950
Enzo Biochem Inc. (a)	8,990	39,916
Epizyme Inc. (a)	3,200	60,384
Esperion Therapeutics Inc. (a)	1,137	45,980
Exact Sciences Corp. (a)	20,824	571,411
Exactech Inc. (a)	2,600	61,282
ExamWorks Group Inc. (a)	8,608	358,007
Exelixis Inc. (a)	46,923	67,569
FibroGen Inc. (a)	2,332	63,757
Five Prime Therapeutics Inc. (a)	4,200	113,400
Five Star Quality Care Inc. (a)	10,281	42,666
Flexion Therapeutics Inc. (a)	1,509	30,467
Fluidigm Corp. (a)	6,894	232,535
Foundation Medicine Inc. (a)	3,418	75,948
Furiex Pharmaceuticals Inc. Contingent Value Rights (a) (b)	1,795	17,537
Galectin Therapeutics Inc. (a)	4,400	15,268
Galena Biopharma Inc. (a)	29,600	44,696
GenMark Diagnostics Inc. (a)	10,282	139,938
Genocea Biosciences Inc. (a)	1,132	7,924
Genomic Health Inc. (a)	4,300	137,471
Gentiva Health Services Inc. (a)	7,726	147,180
Geron Corp. (a)	39,201	127,403
Globus Medical Inc. Class A (a)	16,209	385,288
Greatbatch Inc. (a)	6,156	303,491
Haemonetics Corp. (a)	13,104	490,352
Halozyme Therapeutics Inc. (a)	25,516	246,229
Hanger Inc. (a)	8,600	188,340
HealthEquity Inc. (a)	2,630	66,934
Healthsouth Corp.	22,046	847,889
HealthStream Inc. (a)	5,282	155,713
Healthways Inc. (a)	7,770	154,468
HeartWare International Inc. (a)	4,202	308,553
Heron Therapeutics Inc. (a)	6,100	61,366
HMS Holdings Corp. (a)	22,200	469,308
Horizon Pharma PLC (a)	16,080	207,271
Hyperion Therapeutics Inc. (a)	3,300	79,200
ICU Medical Inc. (a)	3,432	281,081

110	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Idera Pharmaceuticals Inc. (a)	14,800	$65,268
Immune Design Corp. (a)	900	27,702
ImmunoGen Inc. (a)	21,793	132,937
Immunomedics Inc. (a)	21,385	102,648
Impax Laboratories Inc. (a)	17,400	551,232
Imprivata Inc. (a)	1,549	20,137
INC Research Holdings Inc. Class A (a)	2,334	59,960
Infinity Pharmaceuticals Inc. (a)	11,891	200,839
Inogen Inc. (a)	1,342	42,099
Inovio Pharmaceuticals Inc. (a)	14,900	136,782
Insmed Inc. (a)	12,230	189,198
Insulet Corp. (a)	13,780	634,707
Insys Therapeutics Inc. (a)	2,450	103,292
Integra LifeSciences Holdings Corp. (a)	6,195	335,955
Intersect ENT Inc. (a)	1,500	27,825
Intra-Cellular Therapies Inc. (a)	4,200	74,130
Intrexon Corp. (a)	8,855	243,778
Invacare Corp.	8,104	135,823
IPC The Hospitalist Co. (a)	4,300	197,327
Ironwood Pharmaceuticals Inc. (a)	30,330	464,656
Isis Pharmaceuticals Inc. (a)	29,485	1,820,404
Juno Therapeutics Inc. (a)	31	1,619
K2M Group Holdings Inc. (a)	2,201	45,935
Karyopharm Therapeutics Inc. (a)	3,425	128,198
Keryx Biopharmaceuticals Inc. (a)	22,668	320,752
Kindred Biosciences Inc. (a)	2,832	21,098
Kindred Healthcare Inc.	17,526	318,623
Kite Pharma Inc. (a)	2,358	135,986
KYTHERA Biopharmaceuticals Inc. (a)	4,300	149,124
Landauer Inc.	2,380	81,253
Lannett Company Inc. (a)	6,400	274,432
LDR Holding Corp. (a)	4,151	136,070
Lexicon Pharmaceuticals Inc. (a)	62,737	57,084
LHC Group Inc. (a)	3,000	93,540
Ligand Pharmaceuticals Inc. Class B (a)	4,918	261,687
Loxo Oncology Inc. (a)	1,000	11,750
Luminex Corp. (a)	9,414	176,607
MacroGenics Inc. (a)	4,900	171,843
Magellan Health Inc. (a)	6,891	413,667
MannKind Corp. (a)	56,313	293,672
Masimo Corp. (a)	11,189	294,718
MedAssets Inc. (a)	15,137	299,107
Medicines Co., The (a)	16,076	444,823
Medidata Solutions Inc. (a)	13,456	642,524
Merge Healthcare Inc. (a)	16,100	57,316
Meridian Bioscience Inc.	10,700	176,122
Merit Medical Systems Inc. (a)	11,096	192,294
Merrimack Pharmaceuticals Inc. (a)	24,000	271,200
MiMedx Group Inc. (a)	23,400	269,802
Mirati Therapeutics Inc. (a)	1,800	33,336
Molina Healthcare Inc. (a)	7,543	403,777
Momenta Pharmaceuticals Inc. (a)	11,911	143,408
MWI Veterinary Supply Inc. (a)	3,270	555,606
NanoString Technologies Inc. (a)	2,500	34,825
NanoViricides Inc. (a)	10,732	29,191
National Healthcare Corp.	2,573	161,687

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
National Research Corp. Class A	2,400	$33,576
Natus Medical Inc. (a)	8,200	295,528
Navidea Biopharmaceuticals Inc. (a)	37,000	69,930
Nektar Therapeutics (a)	31,760	492,280
Neogen Corp. (a)	9,176	455,038
NeoStem Inc. (a)	6,226	23,472
Neuralstem Inc. (a)	16,900	45,968
Neurocrine Biosciences Inc. (a)	19,358	432,458
Nevro Corp. (a)	2,015	77,920
NewLink Genetics Corp. (a)	5,101	202,765
Northwest Biotherapeutics Inc. (a)	8,800	47,080
Novavax Inc. (a)	58,658	347,842
NPS Pharmaceuticals Inc. (a)	26,715	955,596
NuVasive Inc. (a)	11,798	556,394
NxStage Medical Inc. (a)	15,619	280,049
Ocular Therapeutix Inc. (a)	1,500	35,280
Ohr Pharmaceutical Inc. (a)	5,200	43,368
Omeros Corp. (a)	8,658	214,545
Omnicell Inc. (a)	9,336	309,208
Omthera Pharmaceuticals Inc. Contingent Value Rights (a) (b)	1,326	0
OncoMed Pharmaceuticals Inc. (a)	3,067	66,738
Oncothyreon Inc. (a)	22,400	42,560
Ophthotech Corp. (a)	3,400	152,558
Opko Health Inc. (a)	49,081	490,319
OraSure Technologies Inc. (a)	13,463	136,515
Orexigen Therapeutics Inc. (a)	31,055	188,193
Organovo Holdings Inc. (a)	15,400	111,650
Orthofix International NV (a)	4,662	140,140
Osiris Therapeutics Inc. (a)	5,000	79,950
Otonomy Inc. (a)	1,849	61,627
OvaScience Inc. (a)	4,035	178,428
Owens & Minor Inc.	15,628	548,699
Oxford Immunotec Global PLC (a)	3,200	43,584
Pacific Biosciences of California Inc. (a)	13,902	108,992
Pacira Pharmaceuticals Inc. (a)	8,951	793,596
Pain Therapeutics Inc. (a)	9,400	19,082
Parexel International Corp. (a)	14,240	791,174
PDL BioPharma Inc.	39,659	305,771
Peregrine Pharmaceuticals Inc. (a)	41,500	57,685
Pernix Therapeutics Holdings Inc. (a)	8,211	77,101
PharMerica Corp. (a)	7,418	153,627
Phibro Animal Health Corp. Class A	3,654	115,284
PhotoMedex Inc. (a)	3,300	5,049
Portola Pharmaceuticals Inc. (a)	10,678	302,401
Pozen Inc. (a)	6,699	53,592
PRA Health Sciences Inc. (a)	4,888	118,387
Prestige Brands Holdings Inc. (a)	13,048	453,027
Progenics Pharmaceuticals Inc. (a)	18,004	136,110
Prothena Corp. PLC (a)	6,700	139,092
Providence Service Corp. (a)	2,899	105,640
PTC Therapeutics Inc. (a)	6,113	316,470
Puma Biotechnology Inc. (a)	5,824	1,102,308
Quality Systems Inc.	12,352	192,568
Quidel Corp. (a)	7,000	202,440
Radius Health Inc. (a)	1,800	70,038

See accompanying notes to financial statements.	111

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Radnet Inc. (a)	8,100	$69,174
Raptor Pharmaceutical Corp. (a)	16,105	169,425
Receptos Inc. (a)	5,492	672,825
Regado Bioscience Inc. (a)	3,800	3,470
Regulus Therapeutics Inc. (a)	3,851	61,770
Relypsa Inc. (a)	4,127	127,112
Repligen Corp. (a)	8,200	162,360
Repros Therapeutics Inc. (a)	6,077	60,588
Retrophin Inc. (a)	4,888	59,829
Revance Therapeutics Inc. (a)	2,285	38,708
Rigel Pharmaceuticals Inc. (a)	21,497	48,798
Rockwell Medical Inc. (a)	11,744	120,728
Roka Bioscience Inc. (a)	766	3,378
RTI Surgical Inc. (a)	13,700	71,240
Sage Therapeutics Inc. (a)	1,468	53,729
Sagent Pharmaceuticals Inc. (a)	5,339	134,062
Sangamo BioSciences Inc. (a)	17,035	259,102
Sarepta Therapeutics Inc. (a)	10,000	144,700
SciClone Pharmaceuticals Inc. (a)	12,600	110,376
Second Sight Medical Products Inc (a)	1,008	10,342
Select Medical Holdings Corp.	19,468	280,339
Sequenom Inc. (a)	28,414	105,132
Sientra Inc. (a)	1,439	24,161
Skilled Healthcare Group Inc. Class A (a)	6,600	56,562
Spectranetics Corp., The (a)	10,585	366,029
Spectrum Pharmaceuticals Inc. (a)	16,228	112,460
STAAR Surgical Co. (a)	9,524	86,764
Stemline Therapeutics Inc. (a)	3,000	51,180
STERIS Corp.	14,852	963,152
Sucampo Pharmaceuticals Inc. Class A (a)	3,900	55,692
Sunesis Pharmaceuticals Inc. (a)	12,256	31,253
Supernus Pharmaceuticals Inc. (a)	7,233	60,034
Surgical Care Affiliates Inc. (a)	3,250	109,362
SurModics Inc. (a)	3,219	71,140
Symmetry Surgical Inc. (a)	2,302	17,933
Synageva BioPharma Corp. (a)	5,367	498,004
Synergy Pharmaceuticals Inc. (a)	23,000	70,150
Synta Pharmaceuticals Corp. (a)	15,400	40,810
T2 Biosystems Inc. (a)	1,600	30,784
Tandem Diabetes Care Inc. (a)	2,350	29,845
Team Health Holdings Inc. (a)	17,603	1,012,701
Tesaro Inc. (a)	4,800	178,512
Tetraphase Pharmaceuticals Inc. (a)	6,523	259,028
TG Therapeutics Inc. (a)	6,868	108,789
TherapeuticsMD Inc. (a)	27,100	120,595
Theravance Biopharma Inc. (a)	5,800	86,536
Theravance Inc.	20,900	295,735
Thoratec Corp. (a)	14,400	467,424
Threshold Pharmaceuticals Inc. (a)	14,100	44,838
Tokai Pharmaceuticals Inc. (a)	1,481	21,830
Tornier NV (a)	8,802	224,451
TransEnterix Inc. (a)	7,100	20,661
Triple-S Management Corp. Class B (a)	6,400	153,024
TriVascular Technologies Inc. (a)	1,850	23,254
Trupanion Inc. (a)	2,200	15,246

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
U.S. Physical Therapy Inc.	3,200	$134,272
Ultragenyx Pharmaceutical Inc. (a)	1,704	74,772
Unilife Corp. (a)	29,694	99,475
Universal American Corp. (a)	10,856	100,744
Utah Medical Products Inc.	1,000	60,050
Vanda Pharmaceuticals Inc. (a)	9,926	142,140
Vascular Solutions Inc. (a)	4,400	119,504
Veracyte Inc. (a)	1,321	12,761
Verastem Inc. (a)	5,800	53,012
Versartis Inc. (a)	1,700	38,165
Vitae Pharmaceuticals Inc. (a)	1,405	23,379
Vital Therapies Inc. (a)	1,300	32,409
VIVUS Inc. (a)	22,161	63,824
Vocera Communications Inc. (a)	5,200	54,184
Volcano Corp. (a)	12,600	225,288
WellCare Health Plans Inc. (a)	11,077	908,979
West Pharmaceutical Services Inc.	17,728	943,839
Wright Medical Group Inc. (a)	12,381	332,677
Xencor Inc. (a)	3,809	61,096
Xenoport Inc. (a)	14,181	124,367
XOMA Corp. (a)	22,677	81,410
Zafgen Inc. (a)	1,823	56,221
Zeltiq Aesthetics Inc. (a)	7,200	200,952
ZIOPHARM Oncology Inc. (a)	20,691	104,903
Zogenix Inc. (a)	31,004	42,475
ZS Pharma Inc. (a)	1,736	72,166

		65,166,313

Industrials (13.66%)
Aaon Inc.	10,450	233,980
AAR Corp.	9,811	272,550
ABM Industries Inc.	14,035	402,103
Acacia Research Corp.	12,252	207,549
Acco Brands Corp. (a)	28,622	257,884
Accuride Corp. (a)	9,947	43,170
Aceto Corp.	6,964	151,119
Actuant Corp. Class A	16,247	442,568
Advanced Drainage Systems Inc.	3,888	89,346
Advisory Board Co., The (a)	9,256	453,359
Aegion Corp. (a)	9,356	174,115
Aerovironment Inc. (a)	4,804	130,909
Air Transport Services Group Inc. (a)	13,100	112,136
Aircastle Ltd.	16,004	342,005
Alamo Group Inc.	1,685	81,621
Albany International Corp. Class A	6,951	264,068
Allegiant Travel Co.	3,475	522,397
Altra Industrial Motion Corp.	6,900	195,891
Ameresco Inc. Class A (a)	5,100	35,700
American Railcar Industries Inc.	2,353	121,180
American Science & Engineering Inc.	1,881	97,624
American Woodmark Corp. (a)	3,053	123,463
Apogee Enterprises Inc.	7,436	315,063
Applied Industrial Technologies Inc.	10,368	472,677
ARC Document Solutions Inc. (a)	10,621	108,547
ARC Group Worldwide Inc. (a)	800	8,112
ArcBest Corp.	6,389	296,258

112	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Argan Inc.	3,100	$104,284
Astec Industries Inc.	4,657	183,067
Astronics Corp. (a)	4,811	266,096
Atlas Air Worldwide Holdings Inc. (a)	6,243	307,780
AZZ Inc.	6,400	300,288
Baltic Trading Ltd.	12,100	30,371
Barnes Group Inc.	13,644	504,964
Barrett Business Services Inc.	1,800	49,320
Beacon Roofing Supply Inc. (a)	12,485	347,083
Blount International Inc. (a)	12,494	219,520
Brady Corp.	11,813	322,967
Briggs & Stratton Corp.	11,580	236,464
Brink’s Co., The	12,299	300,219
Builders FirstSource Inc. (a)	10,886	74,787
CAI International Inc. (a)	4,300	99,760
Capstone Turbine Corp. (a)	82,837	61,241
Casella Waste Systems Inc. Class A (a)	9,014	36,417
CBIZ Inc. (a)	10,274	87,945
CDI Corp.	3,486	61,737
CECO Environmental Corp.	5,184	80,559
Celadon Group Inc.	5,200	117,988
Cenveo Inc. (a)	13,671	28,709
Chart Industries Inc. (a)	7,700	263,340
CIRCOR International Inc.	4,521	272,526
Civeo Corp.	23,600	96,996
Clarcor Inc.	12,699	846,261
Columbus McKinnon Corp.	5,100	143,004
Comfort Systems USA Inc.	9,773	167,314
Commercial Vehicle Group Inc. (a)	6,196	41,265
Continental Building Products Inc. (a)	2,769	49,094
Corporate Executive Board Co., The	8,500	616,505
Corporate Resource Services Inc. (a)	4,300	5,160
CRA International Inc. (a)	2,415	73,223
Cubic Corp.	5,154	271,307
Curtiss-Wright Corp.	11,978	845,527
Deluxe Corp.	12,600	784,350
DigitalGlobe Inc. (a)	18,823	582,948
Douglas Dynamics Inc.	5,610	120,222
Ducommun Inc. (a)	2,600	65,728
DXP Enterprises Inc. (a)	3,200	161,696
Dycom Industries Inc. (a)	8,333	292,405
Dynamic Materials Corp.	3,254	52,129
Echo Global Logistics Inc. (a)	5,800	169,360
EMCOR Group Inc.	16,856	749,923
Encore Wire Corp.	5,095	190,196
Energy Recovery Inc. (a)	9,400	49,538
EnerSys	11,785	727,370
Engility Holdings Inc. (a)	4,300	184,040
Ennis Inc.	6,632	89,333
Enphase Energy Inc. (a)	4,700	67,163
EnPro Industries Inc. (a)	5,774	362,376
Erickson Inc. (a)	1,600	13,344
ESCO Technologies Inc.	6,510	240,219
Esterline Technologies Corp. (a)	7,989	876,234
ExOne Co., The (a)	2,431	40,841
Exponent Inc.	3,229	266,392
Federal Signal Corp.	16,234	250,653

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Forward Air Corp.	7,708	$388,252
Franklin Covey Co. (a)	2,700	52,272
Franklin Electric Co. Inc.	11,851	444,768
Freightcar America Inc.	3,060	80,509
FRP Holdings Inc. (a)	1,800	70,578
FTI Consulting Inc. (a)	10,182	393,331
FuelCell Energy Inc. (a)	59,996	92,394
Furmanite Corp. (a)	9,400	73,508
G&K Services Inc. Class A	4,980	352,833
GenCorp Inc. (a)	15,226	278,636
Generac Holdings Inc. (a)	17,190	803,804
General Cable Corp.	12,000	178,800
General Finance Corp. (a)	2,800	27,608
Gibraltar Industries Inc. (a)	7,482	121,657
Global Brass & Copper Holdings Inc.	5,300	69,748
Global Power Equipment Group Inc.	4,373	60,391
Gorman-Rupp Co., The	4,791	153,887
GP Strategies Corp. (a)	3,800	128,934
GrafTech International Ltd. (a)	28,800	145,728
Graham Corp.	2,600	74,802
Granite Construction Inc.	9,653	367,007
Great Lakes Dredge & Dock Co. (a)	14,800	126,688
Greenbrier Companies Inc., The	6,834	367,191
Griffon Corp.	10,347	137,615
H&E Equipment Services Inc.	7,800	219,102
Harsco Corp.	20,000	377,800
Hawaiian Holdings Inc. (a)	11,200	291,760
Healthcare Services Group Inc.	17,547	542,729
Heartland Express Inc.	13,476	363,987
Heico Corp.	16,641	1,005,116
Heidrick & Struggles International Inc.	4,712	108,612
Heritage-Crystal Clean Inc. (a)	2,667	32,884
Herman Miller Inc.	14,937	439,596
Hill International Inc. (a)	8,500	32,640
Hillenbrand Inc.	15,853	546,928
HNI Corp.	11,447	584,484
Houston Wire & Cable Co.	4,500	53,775
Hub Group Inc. (a)	9,150	348,432
Hurco Companies Inc.	1,569	53,487
Huron Consulting Group Inc. (a)	5,990	409,656
Hyster-Yale Materials Handling Inc.	2,596	190,027
ICF International Inc. (a)	4,932	202,113
Innerworkings Inc. (a)	8,652	67,399
Insperity Inc.	5,699	193,139
Insteel Industries Inc.	4,500	106,110
Interface Inc.	16,467	271,211
International Shipholding Corp.	1,333	19,862
JetBlue Airways Corp. (a)	62,225	986,888
John Bean Technologies Corp.	7,400	243,164
Kadant Inc.	2,858	122,008
Kaman Corp.	6,846	274,456
Kelly Services Inc. Class A	6,716	114,306
Keyw Holding Corp., The (a)	7,911	82,116
Kforce Inc.	6,210	149,847
Kimball International Inc. Class B	8,797	80,229
Knight Transportation Inc.	14,949	503,183
Knightsbridge Shipping Ltd.	8,586	38,895

See accompanying notes to financial statements.	113

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Knoll Inc.	12,244	$259,205
Korn/Ferry International (a)	12,633	363,325
Kratos Defense & Security Solutions Inc. (a)	11,924	59,858
L.B. Foster Co. Class A	2,536	123,174
Layne Christensen Co. (a)	4,986	47,566
Lindsay Corp.	3,198	274,197
LMI Aerospace Inc. (a)	2,700	38,070
LSI Industries Inc.	5,747	39,022
Lydall Inc. (a)	4,190	137,516
Manitex International Inc. (a)	3,242	41,206
Marten Transport Ltd.	5,797	126,722
Masonite International Corp. (a)	7,298	448,535
MasTec Inc. (a)	16,459	372,138
Matson Inc.	10,600	365,912
Matthews International Corp. Class A	7,461	363,127
McGrath Rentcorp	6,340	227,352
Meritor Inc. (a)	24,815	375,947
Miller Industries Inc.	2,650	55,094
Mistras Group Inc. (a)	3,962	72,623
Mobile Mini Inc.	11,847	479,922
Moog Inc. Class A (a)	10,363	767,173
MSA Safety Inc.	7,418	393,822
Mueller Industries Inc.	14,394	491,411
Mueller Water Products Inc.	40,003	409,631
Multi-Color Corp.	3,173	175,848
MYR Group Inc. (a)	5,400	147,960
National Presto Industries Inc.	1,218	70,693
Navigant Consulting Inc. (a)	12,148	186,715
Navios Maritime Holdings Inc.	19,671	80,848
NCI Building Systems Inc. (a)	6,954	128,788
Neff Corp. Class A (a)	2,623	29,561
NL Industries Inc.	1,843	15,850
NN Inc.	4,617	94,926
Norcraft Companies Inc. (a)	1,936	37,365
Nortek Inc. (a)	2,289	186,164
Northwest Pipe Co. (a)	2,400	72,288
Omega Flex Inc.	600	22,686
On Assignment Inc. (a)	13,800	458,022
Orbital Sciences Corp. (a)	15,229	409,508
Orion Marine Group Inc. (a)	6,764	74,742
P.A.M. Transportation Services Inc. (a)	800	41,472
Park-Ohio Holdings Corp.	2,266	142,826
Patrick Industries Inc. (a)	2,000	87,960
Paylocity Holding Corp. (a)	2,032	53,056
Pendrell Corp. (a)	40,546	55,953
Performant Financial Corp. (a)	7,400	49,210
PGT Inc. (a)	11,700	112,671
Plug Power Inc. (a)	41,300	123,900
Ply Gem Holdings Inc. (a)	5,300	74,094
Polypore International Inc. (a)	11,400	536,370
Powell Industries Inc.	2,355	115,560
Power Solutions International Inc. (a)	1,100	56,771
PowerSecure International Inc. (a)	5,500	64,075
Preformed Line Products Co.	600	32,778
Primoris Services Corp.	9,464	219,943
Proto Labs Inc. (a)	5,608	376,633

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Quad Graphics Inc.	6,840	$157,046
Quality Distribution Inc. (a)	6,776	72,097
Quanex Building Products Corp.	9,241	173,546
Quest Resource Holding Corp. (a)	3,200	4,608
Raven Industries Inc.	9,284	232,100
RBC Bearings Inc.	5,800	374,274
Republic Airways Holdings Inc. (a)	12,432	181,383
Resources Connection Inc.	9,564	157,328
Revolution Lighting Technologies Inc. (a)	8,990	12,136
Rexnord Corp. (a)	18,972	535,200
Roadrunner Transportation Systems Inc. (a)	6,931	161,839
RPX Corp. (a)	13,066	180,049
Rush Enterprises Inc. Class A (a)	8,736	279,989
Safe Bulkers Inc.	9,600	37,536
Saia Inc. (a)	6,202	343,343
Scorpio Bulkers Inc. (a)	33,739	66,466
SIFCO Industries Inc.	600	17,490
Simpson Manufacturing Co. Inc.	10,357	358,352
SkyWest Inc.	12,221	162,295
Sparton Corp. (a)	2,600	73,684
Standard Plus Corp. (a)	3,900	98,397
Standex International Corp.	3,227	249,318
Steelcase Inc.	20,500	367,975
Sterling Construction Company Inc. (a)	4,300	27,477
Stock Building Supply Holdings Inc. (a)	3,598	55,121
Sun Hydraulics Corp.	5,700	224,466
Swift Transportation Co. (a)	21,361	611,565
TAL International Group Inc.	8,600	374,702
Taser International Inc. (a)	13,592	359,916
TCP International Holdings Ltd. (a)	1,200	7,380
Team Inc. (a)	5,200	210,392
Teledyne Technologies Inc. (a)	9,413	967,092
Tennant Co.	4,535	327,291
Tetra Tech Inc.	16,421	438,441
Textainer Group Holdings Ltd.	5,300	181,896
Thermon Group Holdings Inc. (a)	7,924	191,682
Titan International Inc.	10,838	115,208
Titan Machinery Inc. (a)	4,300	59,942
Trex Co. Inc. (a)	8,568	364,825
TriMas Corp. (a)	11,155	349,040
TriNet Group Inc. (a)	3,854	120,553
TrueBlue Inc. (a)	10,310	229,398
Tutor Perini Corp. (a)	9,473	228,015
Twin Disc Inc.	2,052	40,753
Ultrapetrol Bahamas Ltd. (a)	5,300	11,342
UniFirst Corp.	3,675	446,329
United Stationers Inc.	10,008	421,937
Universal Forest Products Inc.	5,110	271,852
Universal Truckload Services Inc.	1,800	51,318
US Ecology Inc.	5,358	214,963
USA Truck Inc. (a)	1,600	45,440
UTi Worldwide Inc. (a)	23,200	280,024
Viad Corp.	5,162	137,619
Vicor Corp. (a)	4,608	55,757
Virgin American Inc. (a)	3,840	166,080

114	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
VSE Corp.	1,100	$72,490
Wabash National Corp. (a)	17,045	210,676
WageWorks Inc. (a)	8,700	561,759
Watsco Inc.	6,475	692,825
Watts Water Technologies Inc.	7,251	460,003
Werner Enterprises Inc.	11,126	346,575
Wesco Aircraft Holdings Inc. (a)	12,960	181,181
West Corp.	9,500	313,500
Woodward Inc.	16,610	817,710
Xerium Technologies Inc. (a)	2,700	42,606
XPO Logistics Inc. (a)	13,129	536,714
YRC Worldwide Inc. (a)	8,060	181,269

		60,821,183

Information Technology (17.76%)
A10 Networks Inc. (a)	3,163	13,789
ACI Worldwide Inc. (a)	28,848	581,864
Actua Corp. (a)	10,121	186,935
Actuate Corp. (a)	12,500	82,500
Acxiom Corp. (a)	19,161	388,393
Adtran Inc.	13,948	304,066
Advanced Energy Industries Inc. (a)	10,433	247,262
Advent Software Inc.	13,010	398,626
Aerohive Networks Inc. (a)	2,292	11,002
Agilysys Inc. (a)	3,514	44,241
Alliance Data Systems Corp. (a)	1	206
Alliance Fiber Optic Products Inc.	3,400	49,334
Alpha & Omega Semiconductor Ltd. (a)	5,690	50,356
Ambarella Inc. (a)	7,100	360,112
Amber Road Inc. (a)	2,182	22,300
American Software Inc. Class A	6,300	57,393
Amkor Technology Inc. (a)	21,064	149,554
Angie’s List Inc. (a)	10,500	65,415
Anixter International Inc. (a)	6,835	604,624
Applied Micro Circuits Corp. (a)	19,562	127,544
Applied Optoelectronics Inc. (a)	3,700	41,514
Aruba Networks Inc. (a)	26,916	489,333
Aspen Technology Inc. (a)	23,062	807,631
Audience Inc. (a)	3,400	14,960
AVG Technologies NV (a)	8,600	169,764
Axcelis Technologies Inc. (a)	25,726	65,859
Badger Meter Inc.	3,530	209,506
Bankrate Inc. (a)	16,551	205,729
Barracuda Networks Inc. (a)	1,946	69,745
Bazaarvoice Inc. (a)	12,013	96,585
Bel Fuse Inc.	2,483	67,885
Belden Inc.	10,973	864,782
Benchmark Electronics Inc. (a)	13,711	348,808
Benefitfocus Inc. (a)	1,325	43,513
Black Box Corp.	4,055	96,914
Blackbaud Inc.	11,711	506,618
Blackhawk Network Holdings Inc. (a)	13,294	515,807
Blucora Inc. (a)	10,420	144,317
Borderfree Inc. (a)	1,436	12,867
Bottomline Technologies Inc. (a)	9,731	246,000
Brightcove Inc. (a)	8,000	62,240

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
BroadSoft Inc. (a)	7,000	$203,140
Brooks Automation Inc.	16,349	208,450
Cabot Microelectronics Corp. (a)	5,943	281,223
CACI International Inc. Class A (a)	5,818	501,395
CalAmp Corp. (a)	9,100	166,530
Calix Inc. (a)	10,120	101,402
Callidus Software Inc. (a)	12,174	198,801
Carbonite Inc. (a)	4,400	62,788
Cardtronics Inc. (a)	11,000	424,380
Care.com Inc. (a)	1,693	14,018
Cascade Microtech Inc. (a)	3,200	46,752
Cass Information Systems Inc.	2,906	154,744
Cavium Inc. (a)	13,237	818,311
CEVA Inc. (a)	5,106	92,623
ChannelAdvisor Corp. (a)	5,066	109,324
Checkpoint Systems Inc. (a)	10,615	145,744
Ciber Inc. (a)	18,443	65,473
Ciena Corp. (a)	26,200	508,542
Cimpress NV (a)	8,334	623,717
Cirrus Logic Inc. (a)	15,797	372,335
Clearfield Inc. (a)	2,800	34,468
Cognex Corp. (a)	21,722	897,770
Coherent Inc. (a)	6,200	376,464
Cohu Inc.	6,008	71,495
CommVault Systems Inc. (a)	11,888	614,491
Computer Task Group Inc.	4,000	38,120
comScore Inc. (a)	8,828	409,884
Comtech Telecommunications Corp.	3,902	122,991
Comverse Inc. (a)	5,549	104,210
Constant Contact Inc. (a)	7,700	282,590
Control4 Corp. (a)	2,842	43,682
Convergys Corp.	25,649	522,470
Cornerstone OnDemand Inc. (a)	13,392	471,398
Covisint Corp. (a)	9,731	25,787
Cray Inc. (a)	10,222	352,455
CSG Systems International Inc.	8,665	217,232
CTS Corp.	8,641	154,069
CUI Global Inc. (a)	5,100	37,995
Cvent Inc. (a)	4,399	122,468
Cyan Inc. (a)	6,731	16,828
Cypress Semiconductor Corp.	39,873	569,386
Daktronics Inc.	9,652	120,747
Datalink Corp. (a)	4,900	63,210
Dealertrack Technologies Inc. (a)	13,441	595,571
Demand Media Inc. (a)	2,246	13,746
Demandware Inc. (a)	7,600	437,304
Dice Holdings Inc. (a)	10,240	102,502
Digi International Inc. (a)	6,034	56,056
Digimarc Corp.	1,481	40,209
Digital River Inc. (a)	8,078	199,769
Diodes Inc. (a)	8,927	246,117
Dot Hill Systems Corp. (a)	14,800	65,416
DSP Group Inc. (a)	6,024	65,481
DTS Inc. (a)	4,346	133,640
E2open Inc. (a)	5,698	54,758
EarthLink Holdings Corp.	26,940	118,267
Eastman Kodak Co. (a)	4,326	93,917

.

See accompanying notes to financial statements.	115

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Ebix Inc.	7,439	$126,389
Electro Rent Corp.	3,906	54,840
Electro Scientific Industries Inc.	6,538	50,735
Electronics for Imaging Inc. (a)	11,708	501,454
Ellie Mae Inc. (a)	7,117	286,957
Emulex Corp. (a)	17,780	100,813
Endurance International Group Holdings Inc. (a)	7,434	137,009
EnerNOC Inc. (a)	6,830	105,524
Entegris Inc. (a)	35,313	466,485
Entropic Communications Inc. (a)	20,500	51,865
Envestnet Inc. (a)	8,456	415,528
EPAM Systems Inc. (a)	8,800	420,200
EPIQ Systems Inc.	8,090	138,177
ePlus Inc. (a)	1,318	99,759
Euronet Worldwide Inc. (a)	12,797	702,555
EVERTEC Inc.	16,268	360,011
Everyday Health Inc. (a)	1,849	27,273
Exar Corp. (a)	9,767	99,623
Exlservice Holdings Inc. (a)	8,064	231,517
Extreme Networks Inc. (a)	24,164	85,299
Fabrinet (a)	8,628	153,061
Fair Isaac Corp.	8,139	588,450
Fairchild Semiconductor International Inc. (a)	31,500	531,720
FARO Technologies Inc. (a)	4,254	266,641
FEI Co.	10,547	952,921
Finisar Corp. (a)	25,890	502,525
Five9 Inc. (a)	2,986	13,377
Fleetmatics Group Ltd. PLC (a)	9,500	337,155
Formfactor Inc. (a)	13,743	118,190
Forrester Research Inc.	2,652	104,383
Gerber Scientific Inc. Escrow Shares (a) (b)	6,402	0
Gigamon Inc. (a)	5,928	105,103
Global Cash Access Holdings Inc. (a)	16,837	120,385
Globant SA (a)	1,600	24,992
Glu Mobile Inc. (a)	22,212	86,627
Gogo Inc. (a)	13,831	228,626
GrubHub Inc. (a)	2,251	81,756
GSI Group Inc. (a)	7,539	110,974
GTT Communications Inc. (a)	4,004	52,973
Guidance Software Inc. (a)	3,878	28,116
Guidewire Software Inc. (a)	16,985	859,951
Hackett Group Inc., The	6,294	55,324
Harmonic Inc. (a)	22,045	154,535
Heartland Payment Systems Inc.	8,875	478,806
Higher One Holdings Inc. (a)	8,471	35,663
Hortonworks Inc. (a)	39	1,053
HubSpot Inc. (a)	1,439	48,365
iGate Corp. (a)	9,126	360,294
II-VI Inc. (a)	13,296	181,490
Immersion Corp. (a)	7,200	68,184
Imperva Inc. (a)	5,569	275,276
Infinera Corp. (a)	31,036	456,850
Infoblox Inc. (a)	13,600	274,856
Information Services Group Inc. (a)	8,100	34,182

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Inphi Corp. (a)	7,737	$142,980
Insight Enterprises Inc. (a)	10,148	262,732
Integrated Device Technology Inc. (a)	33,603	658,619
Integrated Silicon Solution Inc.	7,890	130,737
Interactive Intelligence Group (a)	4,211	201,707
InterDigital Inc.	9,304	492,182
Internap Corp. (a)	12,988	103,384
International Rectifier Corp. (a)	17,900	714,210
Intersil Corp. Class A	32,200	465,934
Intevac Inc. (a)	5,900	45,843
Intralinks Holdings Inc. (a)	9,533	113,443
InvenSense Inc. (a)	18,034	293,233
Itron Inc. (a)	10,000	422,900
Ixia (a)	13,999	157,489
IXYS Corp.	6,314	79,556
j2 Global Inc.	11,815	732,530
Jive Software Inc. (a)	9,941	59,944
Kemet Corp. (a)	10,879	45,692
Kimball Electronics Inc. (a)	6,597	79,296
Kofax Ltd. (a)	18,400	129,352
Kopin Corp. (a)	17,200	62,264
KVH Industries Inc. (a)	4,200	53,130
Lattice Semiconductor Corp. (a)	29,593	203,896
Limelight Networks Inc. (a)	14,179	39,276
Lionbridge Technologies Inc. (a)	16,100	92,575
Liquidity Services Inc. (a)	6,312	51,569
Littelfuse Inc.	5,637	544,929
LivePerson Inc. (a)	13,900	195,990
LogMeIn Inc. (a)	6,070	299,494
Luxoft Holding Inc. (a)	1,968	75,788
M/A-COM Technology Solutions Holdings Inc. (a)	3,100	96,968
Manhattan Associates Inc. (a)	19,016	774,332
ManTech International Corp. Class A	6,055	183,043
Marchex Inc. Class B	8,066	37,023
Marin Software Inc. (a)	6,500	54,990
Marketo Inc. (a)	6,348	207,707
Mavenir Systems Inc. (a)	3,146	42,660
MAXIMUS Inc.	16,996	932,061
MaxLinear Inc. Class A (a)	6,886	51,025
Maxwell Technologies Inc. (a)	7,734	70,534
Mentor Graphics Corp.	24,256	531,692
Mercury Systems Inc. (a)	7,978	111,054
Mesa Laboratories Inc.	700	54,117
Methode Electronics Inc.	9,367	341,989
Micrel Inc.	11,416	165,646
Microsemi Corp. (a)	23,561	668,661
MicroStrategy Inc. (a)	2,325	377,580
Millennial Media Inc. (a)	18,600	29,760
MKS Instruments Inc.	13,478	493,295
MobileIron Inc. (a)	3,150	31,374
Model N Inc. (a)	4,800	50,976
ModusLink Global Solutions Inc. (a)	9,195	34,481
MoneyGram International Inc. (a)	7,262	66,012
Monolithic Power Systems Inc.	9,574	476,211
Monotype Imaging Holdings Inc.	10,100	291,183

116	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Monster Worldwide Inc. (a)	22,516	$104,024
MTS Systems Corp.	3,770	282,863
Multi-Fineline Electronix Inc. (a)	2,134	23,965
Nanometrics Inc. (a)	5,904	99,305
Netgear Inc. (a)	8,658	308,052
NetScout Systems Inc. (a)	9,200	336,168
NeuStar Inc. Class A (a)	14,219	395,288
Newport Corp. (a)	10,018	191,444
NIC Inc.	16,406	295,144
Nimble Storage Inc. (a)	2,300	63,250
NumereX Corp. Class A (a)	3,427	37,903
NVE Corp. (a)	1,200	84,948
Oclaro Inc. (a)	23,100	41,118
Omnivision Technologies Inc. (a)	14,045	365,170
Opower Inc. (a)	1,915	27,250
OSI Systems Inc. (a)	5,065	358,450
Park City Group Inc. (a)	2,300	20,746
Park Electrochemical Corp.	5,452	135,918
ParkerVision Inc. (a)	22,000	20,018
Paycom Software Inc. (a)	1,636	43,076
PC Connection Inc.	2,220	54,501
PDF Solutions Inc. (a)	7,563	112,386
Pegasystems Inc.	8,680	180,284
Perficient Inc. (a)	8,600	160,218
Pericom Semiconductor Corp. (a)	5,809	78,654
Photronics Inc. (a)	16,072	133,558
Plantronics Inc.	10,696	567,102
Plexus Corp. (a)	8,440	347,812
PMC-Sierra Inc. (a)	42,800	392,048
Polycom Inc. (a)	34,900	471,150
Power Integrations Inc.	7,589	392,655
PRGX Global Inc. (a)	7,431	42,505
Procera Networks Inc. (a)	5,444	39,142
Progress Software Corp. (a)	12,710	343,424
Proofpoint Inc. (a)	9,400	453,362
PROS Holdings Inc. (a)	5,800	159,384
Q2 Holdings Inc. (a)	2,449	46,139
QAD Inc. Class A	1,458	32,980
QLIK Technologies Inc. (a)	22,439	693,141
QLogic Corp. (a)	22,260	296,503
Qualys Inc. (a)	5,000	188,750
Quantum Corp. (a)	52,795	92,919
QuickLogic Corp. (a)	13,600	42,704
QuinStreet Inc. (a)	8,298	50,369
Rally Software Development Corp. (a)	6,100	69,357
Rambus Inc. (a)	28,758	318,926
RealD Inc. (a)	9,872	116,490
Realnetworks Inc. (a)	5,369	37,798
RealPage Inc. (a)	12,816	281,439
Reis Inc.	2,100	54,957
RF Micro Devices Inc. (a)	71,231	1,181,722
Rightside Group Ltd. (a)	2,246	15,093
Rocket Fuel Inc. (a)	4,550	73,346
Rofin-Sinar Technologies Inc. (a)	6,934	199,491
Rogers Corp. (a)	4,627	376,823
Rosetta Stone Inc. (a)	5,189	50,645
Rubicon Project Inc., The (a)	1,930	31,150

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Rubicon Technology Inc. (a)	6,774	$30,957
Ruckus Wireless Inc. (a)	16,000	192,320
Rudolph Technologies Inc. (a)	8,817	90,198
Sanmina Corp. (a)	20,826	490,036
Sapiens International Corp. NV (a)	6,300	46,431
Sapient Corp. (a)	28,808	716,743
ScanSource Inc. (a)	7,278	292,284
Science Applications International Corp.	9,952	492,923
SciQuest Inc. (a)	6,754	97,595
SeaChange International Inc. (a)	8,200	52,316
Semtech Corp. (a)	16,949	467,284
ServiceSource International Inc. (a)	17,159	80,304
ShoreTel Inc. (a)	16,139	118,622
Shutterstock Inc. (a)	3,800	262,580
Silicon Graphics International Corp. (a)	8,400	95,592
Silicon Image Inc. (a)	19,073	105,283
Silicon Laboratories Inc. (a)	10,900	519,058
Silver Spring Networks Inc. (a)	8,700	73,341
Sonus Networks Inc. (a)	60,605	240,602
Spansion Inc. Class A (a)	14,969	512,239
Speed Commerce Inc. (a)	12,600	38,934
SPS Commerce Inc. (a)	4,125	233,599
SS&C Technologies Holdings Inc.	17,017	995,324
Stamps.com Inc. (a)	3,640	174,684
Super Micro Computer Inc. (a)	8,707	303,700
Sykes Enterprises Inc. (a)	9,935	233,174
Synaptics Inc. (a)	9,024	621,212
Synchronoss Technologies Inc. (a)	8,900	372,554
SYNNEX Corp.	7,205	563,143
Syntel Inc. (a)	7,754	348,775
Take-Two Interactive Software Inc. (a)	21,010	588,910
Tangoe Inc. (a)	9,518	124,020
TechTarget (a)	4,626	52,598
TeleCommunication Systems Inc. Class A (a)	11,900	37,128
TeleNav Inc. (a)	6,808	45,409
TeleTech Holdings Inc. (a)	4,305	101,942
TESSCO Technologies Inc.	1,400	40,600
Tessera Technologies Inc.	13,272	474,607
Textura Corp. (a)	4,603	131,047
TiVo Inc. (a)	25,677	304,016
Travelzoo Inc. (a)	2,100	26,502
Tremor Video Inc. (a)	8,700	24,969
TriQuint Semiconductor Inc. (a)	43,115	1,187,818
TrueCar Inc. (a)	1,902	43,556
Trulia Inc. (a)	9,169	422,049
TTM Technologies Inc. (a)	13,560	102,107
TubeMogul Inc. (a)	1,029	23,204
Tyler Technologies Inc. (a)	8,290	907,258
Ubiquiti Networks Inc.	7,346	217,735
Ultimate Software Group Inc., The (a)	7,055	1,035,780
Ultra Clean Holdings Inc. (a)	7,523	69,813
Ultratech Inc. (a)	6,879	127,674
Unisys Corp. (a)	12,638	372,568
Universal Display Corp. (a)	10,098	280,220
Unwired Planet Inc. (a)	23,012	23,012

See accompanying notes to financial statements.	117

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Varonis Systems Inc. (a)	1,367	$44,879
VASCO Data Security International Inc. (a)	7,402	208,810
Veeco Instruments Inc. (a)	10,133	353,439
Verint Systems Inc. (a)	14,939	870,645
ViaSat Inc. (a)	10,399	655,449
Viasystems Group Inc. (a)	1,056	17,192
Violin Memory Inc. (a)	19,777	94,732
Virnetx Holding Corp. (a)	10,627	58,342
Virtusa Corp. (a)	6,428	267,855
Vishay Precision Group Inc. (a)	3,021	51,840
Vitesse Semiconductor Corp. (a)	14,700	55,566
Vringo Inc. (a)	16,700	9,187
Web.com Group Inc. (a)	12,757	242,255
WebMD Health Corp. (a)	9,782	386,878
WEX Inc. (a)	9,698	959,326
Wix.com Ltd. (a)	3,400	71,400
Workiva Inc. (a)	40	536
Xcerra Corp. (a)	13,396	122,707
XO Group Inc. (a)	6,900	125,649
Xoom Corp. (a)	7,626	133,531
Yodlee Inc. (a)	1,755	21,411
YuMe Inc. (a)	4,443	22,393
Zendesk Inc. (a)	2,776	67,651
Zix Corp. (a)	16,100	57,960

		79,037,422

Materials (4.49%)
A. Schulman Inc.	7,347	297,774
Advanced Emissions Solutions Inc. (a)	5,600	127,624
AEP Industries Inc. (a)	1,100	63,964
AK Steel Holding Corp. (a)	44,300	263,142
Allied Nevada Gold Corp. (a)	31,590	27,483
AM Castle & Co. (a)	4,189	33,428
American Vanguard Corp.	7,413	86,139
Ampco-Pittsburgh Corp.	2,200	42,350
Axiall Corp.	17,582	746,708
Balchem Corp.	7,588	505,664
Berry Plastics Group Inc. (a)	22,600	713,030
Boise Cascade Co. (a)	9,798	363,996
Calgon Carbon Corp. (a)	13,140	273,049
Century Aluminum Co. (a)	12,700	309,880
Chase Corp.	1,554	55,928
Chemtura Corp. (a)	21,329	527,466
Clearwater Paper Corp. (a)	5,076	347,960
Coeur Mining Inc. (a)	25,446	130,029
Commercial Metals Co.	29,700	483,813
Deltic Timber Corp.	2,765	189,126
Ferro Corp. (a)	18,024	233,591
Flotek Industries Inc. (a)	13,328	249,633
FutureFuel Corp.	5,373	69,956
Globe Specialty Metals Inc.	15,805	272,320
Gold Resource Corp.	10,373	35,061
Graphic Packaging Holding Co. (a)	81,610	1,111,528
Handy & Harman Ltd. (a)	1,048	48,239
Hawkins Inc.	2,665	115,474

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Haynes International Inc.	3,100	$150,350
HB Fuller Co.	12,654	563,483
Headwaters Inc. (a)	18,276	273,957
Hecla Mining Co.	91,969	256,594
Horsehead Holding Corp. (a)	12,829	203,083
Innophos Holdings Inc.	5,511	322,118
Innospec Inc.	6,049	258,292
Intrepid Potash Inc. (a)	14,300	198,484
Kaiser Aluminum Corp.	4,500	321,435
Kapstone Paper and Packaging Corp.	21,246	622,720
KMG Chemicals Inc.	2,601	52,020
Koppers Holdings Inc.	5,019	130,394
Kraton Performance Polymers Inc. (a)	8,514	177,006
Kronos Worldwide Inc.	5,200	67,704
Landec Corp. (a)	6,700	92,527
Louisiana-Pacific Corp. (a)	35,410	586,390
LSB Industries Inc. (a)	5,000	157,200
Marrone Bio Innovations Inc. (a)	2,756	9,949
Materion Corp.	5,252	185,028
Minerals Technologies Inc.	8,684	603,104
Molycorp Inc. (a)	44,927	39,563
Myers Industries Inc.	6,566	115,562
Neenah Paper Inc.	4,153	250,301
Noranda Aluminum Holding Corp.	11,504	40,494
Olin Corp.	19,819	451,279
Olympic Steel Inc.	2,300	40,894
OM Group Inc.	7,891	235,152
Omnova Solutions Inc. (a)	11,758	95,710
P. H. Glatfelter Co.	10,796	276,054
PolyOne Corp.	23,504	891,037
Quaker Chemical Corp.	3,300	303,732
Rentech Inc. (a)	56,994	71,812
Resolute Forest Products (a)	16,101	283,539
RTI International Metals Inc. (a)	7,570	191,218
Ryerson Holding Corp. (a)	2,755	27,357
Schnitzer Steel Industries Inc. Class A	6,432	145,106
Schweitzer-Mauduit International Inc.	7,548	319,280
Senomyx Inc. (a)	10,500	63,105
Sensient Technologies Corp.	12,453	751,414
Stepan Co.	4,846	194,228
Stillwater Mining Co. (a)	30,322	446,946
SunCoke Energy Inc.	16,577	320,599
Trecora Resources (a)	5,000	73,500
Tredegar Corp.	6,399	143,914
Trinseo SA (a)	2,800	48,860
Tronox Ltd. Class A	15,604	372,624
UFP Technologies Inc. (a)	1,400	34,419
United States Lime & Minerals Inc.	414	30,164
Universal Stainless & Alloy Products Inc. (a)	1,924	48,389
US Concrete Inc. (a)	3,400	96,730
Walter Energy Inc.	16,200	22,356
Wausau Paper Corp.	10,426	118,544
Worthington Industries Inc.	12,996	391,050

118	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Zep Inc.	5,831	$88,340

		19,979,465

Telecommunication Services (0.77%)
8x8 Inc. (a)	22,529	206,366
Atlantic Tele-Network Inc.	2,449	165,524
Boingo Wireless Inc. (a)	5,710	43,796
Cincinnati Bell Inc. (a)	52,985	169,022
Cogent Communications Holdings Inc.	11,800	417,602
Consolidated Communications Holdings Inc.	12,543	349,072
FairPoint Communications Inc. (a)	5,294	75,228
General Communication Inc. Class A (a)	8,782	120,752
Globalstar Inc. (a)	67,900	186,725
Hawaiian Telcom Holdco Inc. (a)	2,600	71,682
IDT Corp. Class B	4,305	87,435
inContact Inc. (a)	14,920	131,147
Inteliquent Inc.	7,900	155,077
Intelsat SA (a)	6,700	116,312
Iridium Communications Inc. (a)	19,815	193,196
Leap Wireless International Inc. Contingent Value Rights (a) (b)	13,674	21,537
Lumos Networks Corp.	4,650	78,213
magicJack VocalTec Ltd. (a)	4,600	37,352
NTELOS Holdings Corp.	4,650	19,484
Orbcomm Inc. (a)	13,764	90,017
Premiere Global Services Inc. (a)	11,940	126,803
RingCentral Inc. Class A (a)	6,927	103,351
Shenandoah Telecommunications Co.	6,038	188,688
Spok Holdings Inc.	5,566	96,626
Vonage Holdings Corp. (a)	43,379	165,274

		3,416,281

Utilities (3.53%)
Abengoa Yield PLC	7,200	196,704
ALLETE Inc.	11,140	614,258
American States Water Co.	9,756	367,411
Artesian Resources Corp. Class A	1,786	40,346
Atlantic Power Corp.	28,644	77,625
Avista Corp.	14,906	526,927
Black Hills Corp.	11,089	588,161
California Water Service Group	12,282	302,260
Chesapeake Utilities Corp.	3,662	181,855
Cleco Corp.	15,180	827,917
Connecticut Water Service Inc.	2,624	95,225
Dynegy Inc. (a)	30,743	933,050
El Paso Electric Co.	10,232	409,894
Empire District Electric Co., The	10,730	319,110
Idacorp Inc.	12,655	837,634
Laclede Group Inc., The	10,829	576,103
MGE Energy Inc.	8,739	398,586
Middlesex Water Co.	3,953	91,156
New Jersey Resources Corp.	10,562	646,394
Northwest Natural Gas Co.	6,775	338,072
NorthWestern Corp.	11,744	664,476

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
NRG Yield Inc. Class A	5,879	$277,136
ONE Gas Inc.	12,900	531,738
Ormat Technologies Inc.	4,405	119,728
Otter Tail Corp.	9,036	279,755
Pattern Energy Group Inc.	9,783	241,249
Piedmont Natural Gas Company Inc.	19,537	769,953
PNM Resources Inc.	19,677	583,030
Portland General Electric Co.	19,666	743,965
SJW Corp.	3,948	126,810
South Jersey Industries Inc.	8,298	489,001
Southwest Gas Corp.	11,723	724,599
Spark Energy Inc. Class A	800	11,272
Terraform Power Inc. Class A	5,728	176,881
UIL Holdings Corp.	14,286	622,012
Unitil Corp.	3,398	124,605
Vivint Solar Inc. (a)	5,157	47,548
WGL Holdings Inc.	13,052	712,900
York Water Co., The	3,400	78,914

		15,694,260

Total Common Stocks
(cost $316,948,711)		441,955,925

Short-term Investments (0.65%)
JPMorgan U.S. Government Money Market Fund	2,120,882	2,120,882

	Principal amount	Value
U.S. Treasury Bill (c)
0.023%, 04/30/2015	$775,000	$774,886

Total Short-term Investments		2,895,768

(cost $2,895,824)
TOTAL INVESTMENTS (99.94%)
(cost $319,844,535)		444,851,693
OTHER ASSETS, NET OF LIABILITIES (0.06%)		264,426

NET ASSETS (100.00%)		$445,116,119

(a)	Non-income producing security.
(b)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.
(c)	At December 31, 2014, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.	119

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	27	March 2015	$3,279,714	$3,241,890	$(37,824)

120	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks (a) (98.02%)
Australia (7.40%)
AGL Energy Ltd.	13,670	$149,103
ALS Ltd.	7,345	31,817
Alumina Ltd. (b)	46,649	67,394
Amcor Ltd.	24,037	264,463
AMP Ltd.	58,084	258,692
APA Group	23,062	139,416
Asciano Ltd.	20,069	98,283
ASX Ltd.	3,694	110,209
Aurizon Holdings Ltd.	41,374	154,833
AusNet Services	36,169	39,076
Australia & New Zealand Banking Group Ltd.	55,173	1,435,598
Bank of Queensland Ltd.	6,978	68,747
Bendigo and Adelaide Bank Ltd.	9,322	96,930
BGP Holdings PLC (b) (c)	183,756	0
BHP Billiton Ltd.	64,984	1,536,392
Boral Ltd.	15,035	64,520
Brambles Ltd.	30,538	263,061
Caltex Australia Ltd.	2,519	69,895
Coca-Cola Amatil Ltd.	11,437	86,350
Cochlear Ltd.	1,045	65,926
Commonwealth Bank of Australia	32,303	2,244,372
Computershare Ltd.	9,303	88,989
Crown Resorts Ltd.	7,339	75,477
CSL Ltd.	9,404	660,590
Dexus Property Group	18,378	104,035
Federation Centres	28,374	66,062
Flight Centre Travel Group Ltd.	1,064	28,165
Fortescue Metals Group Ltd.	29,472	64,710
Goodman Group	35,388	163,453
GPT Group	33,165	117,372
Harvey Norman Holdings Ltd.	11,319	30,896
Healthscope Ltd. (b)	25,193	55,658
Iluka Resources Ltd.	7,836	37,633
Incitec Pivot Ltd.	31,491	81,458
Insurance Australia Group Ltd.	46,148	234,317
James Hardie Industries PLC	8,768	93,601
Leighton Holdings Ltd.	2,074	37,764
Lend Lease Corp. Ltd.	11,207	149,265
Macquarie Group Ltd.	5,669	267,332
Medibank Private Ltd. (b)	54,609	107,444
Metcash Ltd.	16,100	24,264
Mirvac Group	69,814	100,989
National Australia Bank Ltd.	47,430	1,293,428
Newcrest Mining Ltd. (b)	14,606	128,517
Novion Property Group Pty Ltd.	40,983	70,442
Orica Ltd.	7,280	111,556
Origin Energy Ltd.	21,755	205,834
Qantas Airways Ltd. (b)	12,829	24,918
QBE Insurance Group Ltd.	27,123	246,287
Ramsay Health Care Ltd.	2,666	123,591
REA Group Ltd.	1,046	38,351
Rio Tinto Ltd.	8,685	407,161
Santos Ltd.	19,788	132,179
Scentre Group (b)	106,620	302,073
Seek Ltd.	6,039	84,208

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Sonic Healthcare Ltd.	7,802	$117,378
Stockland	46,929	156,831
Suncorp Group Ltd.	25,618	292,654
Sydney Airport	21,660	82,925
Tabcorp Holding Ltd.	13,306	44,917
Tatts Group Ltd.	27,832	78,278
Telstra Corp. Ltd.	85,770	416,398
Toll Holdings Ltd.	12,395	59,044
TPG Telecom Ltd.	5,799	31,722
Transurban Group	35,229	245,501
Treasury Wine Estates Ltd.	12,793	49,378
Wesfarmers Ltd.	22,160	750,285
Westfield Corp.	38,797	284,396
Westpac Banking Corp.	62,022	1,668,129
Woodside Petroleum Ltd.	14,584	451,044
Woolworths Ltd.	25,141	624,744
WorleyParsons Ltd.	3,949	32,348

		18,389,068

Austria (0.19%)
Andritz AG	1,337	73,503
Erste Group Bank AG	5,603	130,318
Immoeast AG Interim Shares (b) (c)	8,216	0
Immofinanz AG (b)	17,968	45,253
Immofinanz AG Interim Shares (b) (c)	7,204	0
OMV AG	2,874	76,314
Raiffeisen Bank International AG	2,187	33,417
Vienna Insurance Group AG	730	32,627
VoestAlpine AG	2,100	82,977

		474,409

Belgium (1.27%)
Ageas	4,222	150,114
Anheuser-Busch InBev NV	15,980	1,798,410
Belgacom SA	2,887	104,751
Colruyt SA	1,360	63,226
Delhaize Group	2,028	147,690
Groupe Bruxelles Lambert SA	1,544	131,734
KBC GROEP NV (b)	4,911	274,083
Solvay SA	1,132	153,177
Telenet Group Holding NV (b)	1,033	57,970
UCB SA	2,487	189,105
Umicore SA	2,161	86,959

		3,157,219

Denmark (1.50%)
A P Moller-Maersk A/S Class A	76	145,436
A P Moller-Maersk A/S Class B	140	278,453
Carlsberg A/S Class B	2,103	161,509
Coloplast A/S Class B	2,197	183,855
Danske Bank A/S	12,923	349,384
DSV A/S	3,621	110,256
ISS A/S (b)	2,148	61,654
Novo Nordisk A/S Class B	39,827	1,684,673
Novozymes A/S B Shares	4,745	199,734

See accompanying notes to financial statements.	121

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
Pandora A/S	2,335	$189,268
TDC A/S	16,066	122,534
Tryg A/S	409	45,700
Vestas Wind Systems A/S (b)	4,440	161,246
William Demant Holding A/S (b)	438	33,210

		3,726,912

Finland (0.88%)
Elisa OYJ	2,608	71,185
Fortum OYJ	8,659	188,000
Kone Corp. OYJ Class B	6,056	275,716
Metso OYJ	2,272	68,023
Neste Oil OYJ	2,575	62,721
Nokia OYJ	75,159	594,418
Nokian Renkaat OYJ	2,334	56,935
Orion OYJ Class B	1,774	55,172
Sampo OYJ A Shares	8,712	407,847
Stora Enso OYJ R Shares	10,571	94,515
UPM-Kymmene OYJ	10,600	173,714
Wartsila OYJ Class B	2,974	133,111

		2,181,357

France (9.28%)
Accor SA	3,494	157,064
Aeroports de Paris (ADP)	540	65,299
Air Liquide SA	7,080	876,077
Airbus Group NV	11,595	573,234
Alcatel-Lucent (b)	54,116	193,585
Alstom SA (b)	4,151	133,881
Arkema	1,317	87,102
AtoS	1,510	119,978
AXA SA	35,776	824,388
BNP Paribas SA	20,876	1,232,395
Bollore	11,100	50,550
Bouygues SA	3,607	130,242
Bureau Veritas SA	4,176	92,523
Cap Gemini SA	2,910	208,115
Carrefour SA	12,151	369,772
Casino Guichard Perrachon SA	1,133	104,196
Christian Dior SA	1,057	180,893
Cie Generale des Etablissements Michelin Class B	3,648	329,293
CNP Assurances	3,501	62,066
Compagnie de Saint-Gobain	9,018	382,010
Credit Agricole SA	20,167	260,326
Danone	11,786	770,546
Dassault Systemes SA	2,494	152,085
Edenred	3,893	107,665
Electricite de France	4,698	129,328
Essilor International SA	4,039	450,427
Eurazeo SA	702	49,165
Eutelsat Communications	3,328	107,626
Fonciere des Regions	549	50,741
GDF Suez	28,516	664,965
Gecina SA	618	77,150
Groupe Eurotunnel SA	9,570	123,550

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Hermes International	523	$186,231
ICADE	665	53,208
Iliad SA	498	119,558
Imerys SA	652	47,968
JC Decaux SA	1,333	45,896
Kering	1,474	283,259
Klepierre	1,904	81,754
Lafarge SA	3,633	255,037
Lagardere SCA	2,491	64,871
Legrand SA	5,191	272,310
L’Oreal SA	4,944	827,486
LVMH Moet Hennessy Louis Vuitton SA	5,501	871,367
Natixis SA	17,894	118,076
Numericable (b)	1,915	95,109
Orange	36,581	622,122
Pernod Ricard SA	4,158	462,110
Peugeot SA (b)	7,610	93,241
Publicis Groupe	3,643	261,259
Remy Cointreau SA	487	32,492
Renault SA	3,745	272,772
Rexel SA	5,403	96,801
Safran SA	5,679	350,366
Sanofi	23,615	2,152,990
Schneider Electric SE (London)	324	23,526
Schneider Electric SE (Paris)	10,372	755,385
SCOR SE	3,043	92,204
SES	5,989	214,885
Societe BIC SA	554	73,473
Societe Generale	14,215	594,900
Sodexo	1,861	182,163
STMicroelectronics NV	12,439	92,814
Suez Environnement Co.	6,610	115,167
Technip SA	1,994	118,778
Thales SA	1,852	100,206
Total SA	42,676	2,186,377
Valeo SA	1,461	181,792
Vallourec SA	2,083	56,453
Veolia Environnement	8,283	146,715
Vinci SA	9,599	524,129
Vivendi	24,760	616,290
Wendel	630	70,588
Zodiac Aerospace	3,803	128,039

		23,056,404

Germany (8.47%)
Adidas AG	4,096	284,449
Allianz SE Reg.	9,096	1,506,536
Axel Springer SE	771	46,503
BASF SE	18,360	1,540,054
Bayer AG	16,441	2,241,043
Bayerische Motoren Werke (BMW) AG	6,524	704,058
Beiersdorf AG	1,985	161,170
Brenntag AG	2,967	165,885
Celesio AG	858	27,654
Commerzbank AG (b)	18,686	245,097

122	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Continental AG	2,144	$452,218
Daimler AG Registered Shares	19,372	1,608,923
Deutsche Annington Immobilien SE	5,177	175,768
Deutsche Bank AG Reg.	27,156	813,169
Deutsche Boerse AG	3,803	270,248
Deutsche Lufthansa AG Reg.	4,325	71,669
Deutsche Post AG	19,097	619,925
Deutsche Telekom AG	63,618	1,017,909
Deutsche Wohnen AG	5,608	132,291
E.ON SE	39,437	674,043
Fraport AG	731	42,180
Fresenius Medical Care AG & Co. KGaA	4,245	316,833
Fresenius SE & Co. KGaA	7,401	384,808
GEA Group AG	3,557	156,388
Hannover Rueck SE	1,171	105,637
HeidelbergCement AG	2,829	199,670
Henkel AG & Co. KGaA	2,301	222,894
Hugo Boss AG	910	111,322
Infineon Technologies AG	22,817	241,446
K+S AG Reg.	3,443	95,010
Lanxess AG	1,841	85,261
Linde AG	3,726	686,338
MAN AG	691	76,956
Merck KGaA	2,546	239,600
Metro AG (b)	3,236	98,917
Muenchener Rueckversicherungs- Gesellschaft AG Reg.	3,401	677,266
Osram Licht AG (b)	1,810	71,060
ProsiebenSat.1 Media AG Reg.	4,294	179,417
QIAGEN NV (b)	4,488	104,539
RTL Group SA	744	70,945
RWE AG	9,580	295,683
SAP SE	18,217	1,272,063
Siemens AG Reg.	15,934	1,787,856
Symrise AG	2,637	158,866
Telefonica Deutschland Holding AG	10,410	55,171
ThyssenKrupp AG (b)	8,945	227,863
TUI AG (Germany)	5,268	87,345
United Internet AG Reg.	2,618	117,928
Volkswagen AG	573	124,228

		21,052,102

Hong Kong (3.05%)
AIA Group Ltd.	237,642	1,306,148
ASM Pacific Technology Ltd.	4,692	44,675
Bank of East Asia Ltd.	24,138	97,094
BOC Hong Kong
Holdings Ltd.	74,000	246,103
Cathay Pacific Airways Ltd.	23,494	51,164
Cheung Kong Holdings Ltd.	27,191	456,062
Cheung Kong Infrastructure Holdings Ltd.	11,611	85,608
CLP Holdings Ltd.	37,505	325,495
First Pacific Company Ltd.	44,353	43,742

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Galaxy Entertainment Group Ltd.	45,880	$254,942
Hang Lung Properties Ltd.	45,000	125,537
Hang Seng Bank Ltd.	14,943	248,360
Henderson Land Development Co. Ltd.	20,769	144,084
HKT Trust and HKT Ltd.	53,100	68,918
Hong Kong & China Gas Co. Ltd.	123,290	280,264
Hong Kong Exchanges & Clearing Ltd.	21,704	479,153
Hutchison Whampoa Ltd.	41,700	477,230
Hysan Development Co. Ltd.	11,916	52,883
Kerry Properties Ltd.	12,328	44,394
Li & Fung Ltd.	115,240	107,486
Link REIT, The	45,762	285,066
MGM China Holdings Ltd.	17,454	44,070
MTR Corporation Ltd.	30,306	123,990
New World Development Company Ltd.	100,572	115,458
NWS Holdings Ltd.	29,479	53,920
PCCW Ltd.	83,704	57,208
Power Assets Holdings Ltd.	27,482	265,520
Sands China Ltd.	47,972	233,841
Shangri-La Asia Ltd.	26,974	36,893
Sino Land Co. Ltd.	57,605	91,883
SJM Holdings Ltd.	38,022	59,817
Sun Hung Kai Properties Ltd.	32,099	486,314
Swire Pacific Ltd. Class A	12,321	159,932
Swire Properties Ltd.	23,996	70,760
Techtronic Industries Company Ltd.	27,499	88,219
WH Group Ltd. (b) (d)	65,000	36,985
Wharf Holdings Ltd., The	29,700	213,219
Wheelock and Co. Ltd.	18,104	84,056
Wynn Macau Ltd.	29,936	83,708
Yue Yuen Industrial Holdings Ltd.	14,000	50,251

		7,580,452

Ireland (0.34%)
Bank of Ireland (b)	555,391	208,433
CRH PLC (Dublin)	15,167	364,698
Kerry Group PLC Class A (Dublin)	3,168	218,865
Ryanair Holdings PLC (b)	3,431	40,704

		832,700

Israel (0.56%)
Bank Hapoalim B.M.	20,381	95,832
Bank Leumi Le-Israel (b)	25,021	85,477
Bezeq The Israeli Telecommunication Corporation Ltd.	37,816	67,079
Delek Group Ltd.	78	19,565
Israel Chemicals Ltd.	8,329	59,929
Israel Corporation Ltd., The (b)	51	24,138
Israel Discount Bank Class A (b)	1	1
Mizrahi Tefahot Bank Ltd. (b)	2,374	24,845
NICE Systems Ltd.	1,126	56,946

See accompanying notes to financial statements.	123

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Israel (Cont.)
Teva Pharmaceutical Industries Ltd.	16,882	$967,758

		1,401,570

Italy (2.08%)
Assicurazioni Generali SpA	23,044	473,159
Atlantia SpA	8,259	191,955
Banca Monte dei Paschi di Siena SpA (b)	87,165	49,655
Banco Popolare Societa Cooperativa (b)	7,684	92,452
CNH Industrial NV	18,520	149,921
Enel Green Power SpA	33,575	70,345
Enel SpA	129,929	579,160
Eni SpA	50,110	877,749
EXOR SpA	1,835	75,293
Finmeccanica SpA (b)	7,705	71,617
Intesa Sanpaolo	230,115	667,541
Luxottica Group SpA	3,253	178,326
Mediobanca SpA	12,236	99,424
Pirelli & C. SpA	4,694	63,310
Prysmian SpA	3,927	71,565
Saipem SpA (b)	5,291	55,464
Snam SpA	40,102	198,474
Telecom Italia SpA (b)	196,781	209,864
Tenaris SA	9,273	140,123
Terna - Rete Elettrica Nationale SpA	29,629	134,580
UBI Banca - Unione di Banche Italiane ScpA	16,217	115,988
UniCredit SpA	87,205	558,601
UnipolSai SpA	17,077	45,977

		5,170,543

Japan (20.85%)
ABC-Mart Inc.	500	24,187
ACOM Co. Ltd. (b)	6,600	20,149
Advantest Corp.	2,800	34,704
Aeon Co. Ltd.	13,000	130,643
Aeon Credit Service Co. Ltd.	2,300	45,427
Aeon Mall Co. Ltd.	2,100	37,214
Air Water Inc.	2,769	43,859
Aisin Seiki Co. Ltd.	3,800	136,528
Ajinomoto Co. Inc.	12,000	223,403
Alfresa Holdings Corp.	3,600	43,473
All Nippon Airways Co. Ltd.	21,000	51,925
Amada Co. Ltd.	7,000	59,982
Aozora Bank Ltd.	25,000	77,389
Asahi Glass Co. Ltd.	19,000	92,495
Asahi Group Holdings Ltd.	7,800	241,311
Asahi Kasei Corp.	26,000	237,183
ASICS Corp.	3,000	72,226
Astellas Pharma Inc.	42,500	591,689
Bandai Namco Holdings Inc.	3,700	78,334
Bank of Kyoto Ltd., The	6,000	50,158
Bank of Yokohama Ltd., The	23,000	124,920
Benesse Holdings Inc.	1,300	38,575
Bridgestone Corp.	12,800	443,929

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Brother Industries Ltd.	4,300	$77,948
CALBEE Inc.	1,600	55,115
Canon Inc.	22,300	708,778
Casio Computer Co. Ltd.	4,400	67,308
Central Japan Railway Co.	2,900	434,641
Chiba Bank Ltd., The	14,000	91,741
Chiyoda Corp.	3,077	25,493
Chubu Electric Power Co. Inc. (b)	12,700	149,238
Chugai Pharmaceutical Co. Ltd.	4,300	105,579
Chugoku Bank Ltd., The	3,000	40,893
Chugoku Electric Power Company Inc., The	5,500	71,910
Citizen Holdings Co. Ltd.	4,800	36,933
Colopl Inc.	1,000	22,472
Credit Saison Co. Ltd.	2,800	52,070
Dai Nippon Printing Co. Ltd.	11,000	99,072
Daicel Chemical Industries Ltd.	5,000	58,402
Daihatsu Motor Co. Ltd.	3,700	48,325
Dai-ichi Life Insurance Company Ltd.	20,900	317,259
Daiichi Sankyo Co. Ltd.	12,840	179,539
Daikin Industries Ltd.	4,600	294,971
Daito Trust Construction Co. Ltd.	1,400	158,813
Daiwa House Industry Co. Ltd.	12,000	226,695
Daiwa Securities Group Inc.	33,000	258,394
Denso Corp.	9,700	452,096
Dentsu Inc.	4,216	177,247
Don Quijote Holdings Co. Ltd.	1,200	82,496
East Japan Railway Co.	6,613	498,427
Eisai Co. Ltd.	5,200	201,100
Electric Power Development Co. Ltd.	2,100	70,961
FamilyMart Co. Ltd.	1,100	41,430
Fanuc Corp.	3,800	626,545
Fast Retailing Co. Ltd.	1,100	400,285
Fuji Electric Co. Ltd.	10,000	39,869
Fuji Heavy Industries Ltd.	11,500	406,939
FUJIFILM Holdings Corp.	9,200	280,725
Fujitsu Ltd.	36,000	191,940
Fukuoka Financial Group Inc.	15,000	77,332
GungHo Online Entertainment Inc. (b)	8,300	30,051
Gunma Bank Ltd.	7,000	45,427
Hachijuni Bank Ltd., The	7,549	48,492
Hakuhodo DY Holdings Inc.	4,000	38,280
Hamamatsu Photonics KK	1,293	61,551
Hankyu Hanshin Holdings Inc.	24,000	128,738
Hikari Tsushin Inc.	400	24,330
Hino Motors Ltd.	5,000	65,817
Hirose Electric Co. Ltd.	600	69,614
Hiroshima Bank Ltd., The	9,000	42,837
Hisamitsu Pharmaceutical Co. Inc.	1,100	34,686
Hitachi Chemical Co. Ltd.	1,900	33,567
Hitachi Construction Machinery Co. Ltd.	2,100	44,401
Hitachi High-Technologies Corp.	1,200	34,472
Hitachi Ltd.	96,000	708,553
Hitachi Metals Ltd.	4,000	67,964
Hokuhoku Financial Group Inc.	22,000	44,364

124	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Hokuriku Electric Power Co.	3,100	$39,588
Honda Motor Co. Ltd.	32,200	944,692
Hoya Corp.	8,600	290,893
Hulic Company Ltd.	4,600	45,987
Ibiden Co. Ltd.	2,300	33,962
Idemitsu Kosan Co. Ltd.	1,600	26,421
IHI Corp.	30,000	151,934
Iida Group Holdings Co. Ltd.	3,300	40,199
INPEX Corp.	17,200	191,487
Isetan Mitsukoshi Holdings Ltd.	6,440	79,690
Isuzu Motors Ltd.	12,000	146,164
Itochu Corp.	29,600	315,983
Itochu Techno-Solutions Corp.	500	17,642
Iyo Bank Ltd., The	5,000	54,154
J. Front Retailing Co. Ltd.	4,800	55,593
Japan Airlines Co. Ltd.	2,200	65,228
Japan Display Inc. (b)	7,400	22,585
Japan Exchange Group Inc.	5,000	116,556
Japan Prime Realty Investment Corp.	15	52,192
Japan Real Estate Investment Corp.	24	115,639
Japan Retail Fund Investment Corp.	45	95,098
Japan Tobacco Inc.	22,300	613,758
JFE Holdings Inc.	9,700	216,319
JGC Corp.	4,000	82,347
Joyo Bank Ltd., The	12,000	59,423
JSR Corp.	3,300	56,642
JTEKT Corp.	4,000	67,319
JX Holdings Inc.	44,100	171,620
Kajima Corp.	18,000	74,022
Kakaku.com Inc.	2,900	41,489
Kamigumi Co. Ltd.	4,000	35,631
Kaneka Corp.	5,000	26,791
Kansai Electric Power Company Inc., The (b)	14,100	134,135
Kansai Paint Co. Ltd.	5,000	77,460
Kao Corp.	10,200	402,232
Kawasaki Heavy Industries Ltd.	27,000	122,784
KDDI Corp.	11,500	722,477
Keihan Electric Railway Co. Ltd.	15,000	80,269
Keikyu Corp.	9,000	66,589
Keio Corp.	11,000	79,129
Keisei Electric Railway Co. Ltd.	5,000	60,797
Keyence Corp.	870	387,667
Kikkoman Corp.	3,000	73,527
Kintetsu Corp.	35,000	115,077
Kirin Holdings Co. Ltd.	16,500	205,027
Kobe Steel Ltd.	61,000	105,072
Koito Manufacturing Company Ltd.	1,924	58,859
Komatsu Ltd.	18,400	406,786
Konami Corp.	2,000	36,667
Konica Minolta Holdings Inc.	9,000	98,064
Kubota Corp.	22,000	319,325
Kuraray Co. Ltd.	6,600	74,988
Kurita Water Industries Ltd.	2,000	41,704
Kyocera Corp.	6,200	283,709
Kyowa Hakko Kirin Co. Ltd.	5,000	47,083

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Kyushu Electric Power Co. Inc. (b)	8,300	$83,126
Lawson Inc.	1,300	78,557
LIXIL Group Corp.	5,100	107,333
M3 Inc.	4,000	66,928
Mabuchi Motor Co. Ltd.	1,000	39,692
Makita Corp.	2,400	108,149
Marubeni Corp.	33,000	197,451
Marui Group Co. Ltd.	4,400	39,687
Maruichi Steel Tube Ltd.	1,000	21,283
Mazda Motor Corp.	10,800	259,368
McDonald’s Holdings Company Ltd. (Japan)	1,300	28,454
MEDIPAL HOLDINGS CORP.	2,500	29,199
MEIJI Holdings Company Ltd.	1,168	106,264
Minebea Co. Ltd.	7,000	103,375
Miraca Holdings Inc.	1,090	46,891
Mitsubishi Chemical Holdings Corp.	29,400	142,604
Mitsubishi Corp.	27,900	510,573
Mitsubishi Electric Corp.	39,000	463,244
Mitsubishi Estate Company Ltd.	25,000	526,772
Mitsubishi Gas Chemical Co. Inc.	7,000	35,132
Mitsubishi Heavy Industries Ltd.	60,000	331,115
Mitsubishi Logistics Corp.	3,000	43,632
Mitsubishi Materials Corp.	21,000	69,666
Mitsubishi Motors Corp.	13,000	118,761
Mitsubishi Tanabe Pharma Corp.	4,300	63,032
Mitsubishi UFJ Financial Group Inc.	251,700	1,382,896
Mitsubishi UFJ Lease & Finance Co. Ltd.	9,500	44,677
Mitsui & Co. Ltd.	34,200	458,045
Mitsui Chemicals Inc.	15,000	42,486
Mitsui Fudosan Co. Ltd.	19,000	509,495
Mitsui OSK Lines Ltd.	21,000	62,218
mixi Inc.	700	25,809
Mizuho Financial Group Inc.	455,029	762,766
MS&AD Insurance Group Holdings Inc.	9,900	234,612
Murata Manufacturing Co. Ltd.	4,000	436,484
Nabtesco Corp.	2,045	49,425
Nagoya Railroad Co. Ltd.	18,000	67,018
NEC Corp.	52,000	151,112
Nexon Co. Ltd.	2,000	18,644
NGK Insulators Ltd.	5,000	102,491
NGK Spark Plug Co. Ltd.	3,700	112,426
NH Foods Ltd.	4,000	87,513
NHK Spring Co. Ltd.	3,000	26,104
Nidec Corp.	4,600	297,094
Nikon Corp.	7,000	93,008
Nintendo Co. Ltd.	2,100	219,151
Nippon Building Fund Inc.	28	140,563
Nippon Electric Glass Co. Ltd.	7,500	33,748
Nippon Express Co. Ltd.	16,000	81,084
Nippon Paint Co. Ltd.	4,000	115,912
Nippon Prologis REIT Inc.	33	71,651
Nippon Steel Corp.	152,000	377,056
Nippon Telegraph & Telephone Corp.	7,413	378,675
Nippon Yusen KK	31,000	87,560

See accompanying notes to financial statements.	125

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nissan Motor Co. Ltd.	48,700	$424,750
Nisshin Seifun Group Inc.	3,900	37,756
Nissin Foods Holdings Co. Ltd.	1,100	52,429
Nitori Holdings Co. Ltd.	1,300	69,847
Nitto Denko Corp.	3,100	173,214
NOK Corp.	2,000	50,907
Nomura Holdings Inc.	72,100	408,016
Nomura Real Estate Holdings Inc.	2,300	39,359
Nomura Research Institute Ltd.	2,400	73,404
NSK Ltd.	9,000	106,261
NTT Data Corp.	2,600	96,863
NTT DoCoMo Inc.	30,400	442,717
NTT Urban Development Corp.	2,300	23,162
Obayashi Corp.	12,000	77,354
Odakyu Electric Railway Co. Ltd.	12,000	106,297
Oji Paper Co. Ltd.	16,000	57,246
Olympus Corp. (b)	4,800	168,146
Omron Corp.	4,000	178,942
Ono Pharmaceutical Co. Ltd.	1,600	141,657
Oracle Corp. Japan	700	28,522
Oriental Land Co. Ltd.	1,000	230,614
Orix Corp.	26,900	338,477
Osaka Gas Co. Ltd.	38,000	141,928
OTSUKA Corp.	900	28,538
Otsuka Holdings Co. Ltd.	7,931	237,781
Panasonic Corp.	45,200	532,385
Park24 Co. Ltd.	1,900	27,971
Rakuten Inc. (b)	15,900	221,102
Recruit Holdings Co Ltd. (b)	2,800	80,414
Resona Holdings Inc.	44,295	223,756
Ricoh Co. Ltd.	14,300	144,559
RINNAI Corp.	700	47,035
Rohm Co. Ltd.	1,800	108,456
Sankyo Co. Ltd.	1,000	34,304
Sanrio Co. Ltd.	800	19,766
Santen Pharmaceutical Co. Ltd.	1,400	75,369
SBI Holdings Inc.	4,000	43,703
Secom Co. Ltd.	4,100	235,564
Sega Sammy Holdings Inc.	3,426	43,833
Seibu Holdings Inc.	2,400	48,931
Seiko Epson Corp.	2,500	104,610
Sekisui Chemical Co. Ltd.	8,000	96,248
Sekisui House Ltd.	11,200	147,369
Seven & I Holdings Co. Ltd.	14,780	531,656
Seven Bank Ltd.	11,000	46,172
Sharp Corp. (b)	31,000	68,581
Shikoku Electric Power Co. Inc. (b)	3,500	42,454
Shimadzu Corp.	4,000	40,688
Shimamura Co. Ltd.	400	34,519
Shimano Inc.	1,700	220,187
Shimizu Corp.	11,000	74,713
Shin-Etsu Chemical Co. Ltd.	8,100	527,308
Shinsei Bank Ltd.	31,000	53,953
Shionogi & Co. Ltd.	5,700	147,264
Shiseido Co. Ltd.	7,300	102,378
Shizuoka Bank Ltd., The	10,000	91,443

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Showa Shell Sekiyu KK	3,400	$33,492
SMC Corp.	1,100	288,446
Softbank Corp.	19,200	1,142,846
Sompo Japan Nipponkoa Holdings Inc.	6,700	168,490
Sony Corp.	21,000	428,594
Sony Financial Holdings Inc.	3,200	47,120
Stanley Electric Co. Ltd.	2,800	60,462
Sumitomo Chemical Co. Ltd.	30,000	118,102
Sumitomo Corp.	22,100	226,982
Sumitomo Dainippon Pharma Co. Ltd.	3,000	29,052
Sumitomo Electric Industries Ltd.	15,400	192,335
Sumitomo Heavy Industries Ltd.	10,000	53,790
Sumitomo Metal Mining Co. Ltd.	10,000	149,149
Sumitomo Mitsui Financial Group Inc.	25,189	910,650
Sumitomo Mitsui Trust Holdings Inc.	65,000	248,969
Sumitomo Realty & Development Co. Ltd.	7,000	238,484
Sumitomo Rubber Industries Ltd.	3,100	46,085
Suntory Beverage & Food Ltd.	2,800	96,738
Suruga Bank Ltd.	4,000	73,508
Suzuken Co. Ltd.	1,280	35,358
Suzuki Motor Corp.	7,298	218,702
Sysmex Corp.	2,800	124,271
T&D Holdings Inc.	11,800	141,457
TAIHEIYO CEMENT CORP.	22,000	69,022
Taisei Corp.	22,000	124,784
Taisho Pharmaceutical Holdings Co. Ltd.	600	36,660
Taiyo Nippon Sanso Corp.	3,000	33,026
Takashimaya Co. Ltd.	5,000	39,923
Takeda Pharmaceutical Company Ltd.	15,500	641,666
TDK Corp.	2,600	153,128
Teijin Ltd.	18,000	47,842
Terumo Corp.	6,200	140,717
THK Co. Ltd.	2,200	52,870
Tobu Railway Co. Ltd.	19,000	81,247
Toho Co. Ltd.	2,200	49,917
Toho Gas Co. Ltd.	8,000	39,139
Tohoku Electric Power Co. Inc.	8,400	97,746
Tokio Marine Holdings Inc.	13,700	444,944
Tokyo Electric Power Company Inc. (b)	29,200	118,766
Tokyo Electron Ltd.	3,400	257,823
Tokyo Gas Co. Ltd.	48,000	258,992
Tokyo Tatemono Co. Ltd.	8,000	58,221
Tokyu Corp.	22,000	136,322
Tokyu Fudosan Holdings Corp.	9,500	65,914
TonenGeneral Sekiyu KK	5,000	42,683
Toppan Printing Co. Ltd.	12,000	77,969
Toray Industries Inc.	30,000	239,699
Toshiba Corp.	78,000	328,949
Toto Ltd.	6,000	69,796
Toyo Seikan Kaisha Ltd.	3,100	38,507
Toyo Suisan Kaisha Ltd.	2,000	64,398
Toyoda Gosei Co. Ltd.	1,200	24,137

126	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Toyota Industries Corp.	3,400	$174,256
Toyota Motor Corp.	54,300	3,383,832
Toyota Tsusho Corp.	4,400	102,212
Trend Micro Inc. (b)	2,000	55,266
Unicharm Corp.	7,500	179,768
United Urban Investment Corp.	58	91,299
USS Co. Ltd.	4,200	64,532
West Japan Railway Co.	3,200	151,290
Yahoo Japan Corp.	27,200	97,483
Yakult Honsha Co. Ltd.	1,700	89,734
Yamada Denki Co. Ltd.	17,100	57,373
Yamaguchi Financial Group Inc.	4,000	41,109
Yamaha Corp.	3,600	53,064
Yamaha Motor Co. Ltd.	5,100	102,037
Yamato Holdings Co. Ltd.	6,900	136,632
Yamato Kogyo Co. Ltd.	800	22,375
Yamazaki Baking Co. Ltd.	2,000	24,679
Yaskawa Electric Corp.	4,000	51,092
Yokogawa Electric Corp.	4,100	44,989
Yokohama Rubber Company Ltd., The	4,000	36,421

		51,806,524

Netherlands (3.02%)
Aegon NV	37,620	282,751
Akzo Nobel NV	4,732	327,407
Altice SA (b)	1,706	134,935
ArcelorMittal	19,548	214,167
ASML Holding NV	7,141	771,568
Corio NV	1,538	75,319
Delta Lloyd NV	3,806	83,695
Gemalto NV	1,560	127,315
Heineken Holding NV	1,893	118,505
Heineken NV	4,662	331,038
ING Groep NV CVA (b)	77,253	998,082
Koninklijke Ahold NV	18,006	320,018
Koninklijke Boskalis Westminster NV	1,626	88,950
Koninklijke DSM NV	3,491	212,927
Koninklijke KPN NV	61,916	195,490
Koninklijke Philips NV	19,093	553,430
Koninklijke Vopak NV	1,299	67,395
NN Group NV (b)	2,687	80,216
OCI NV (b)	1,581	54,971
Randstad Holding NV	2,438	117,308
Reed Elsevier NV	13,716	327,546
TNT Express NV	8,762	58,411
Unibail-Rodamco SE (Amsterdam)	1,922	493,062
Unilever NV CVA	32,731	1,280,362
Wolters Kluwer - CVA	5,940	181,260

		7,496,128

New Zealand (0.15%)
Auckland International Airport Ltd.	18,582	61,141
Contact Energy Ltd.	6,866	34,098
Fletcher Building Ltd.	13,758	88,640
Meridian Energy Ltd.	19,937	27,236
Mighty River Power Ltd.	16,801	38,964

	Shares	Value
Common Stocks (Cont.)
New Zealand (Cont.)
Ryman Healthcare Ltd.	7,066	$46,871
Spark New Zealand Ltd.	36,499	88,480

		385,430

Norway (0.64%)
DnB NOR ASA	19,126	282,119
Gjensidige Forsikring ASA	3,900	63,638
Norsk Hydro ASA	26,327	148,301
Orkla ASA	16,230	110,485
Seadrill Ltd.	7,447	86,163
Statoil ASA	21,948	386,435
Subsea 7 SA	5,619	57,499
Telenor ASA	14,916	301,730
Yara International ASA	3,486	155,240

		1,591,610

Portugal (0.15%)
Banco Comercial Portugues
SA Rights (b)	693,247	54,399
Banco Espirito Santo SA Reg. (b) (c)	47,542	0
Energias de Portugal SA	46,477	180,221
Galp Energia SGPS SA B Shares	7,835	79,564
Jeronimo Martins SGPS SA	4,716	47,256

		361,440

Singapore (1.56%)
Ascendas Real Estate Investment Trust	40,000	71,749
CapitaCommercial Trust	42,000	55,451
Capitaland Ltd.	51,000	126,804
Capitamall Trust	48,000	73,698
City Developments Ltd.	8,000	61,720
Comfortdelgro Corp. Ltd.	41,000	80,234
DBS Group Holdings Ltd.	33,791	523,130
Genting Singapore PLC	123,000	99,727
Global Logistic Properties Ltd.	61,726	115,082
Golden Agri-Resources Ltd.	141,330	48,914
Hutchison Port Holdings Trust	114,000	78,348
Jardine Cycle & Carriage Ltd.	2,863	91,724
Keppel Corp. Ltd.	29,400	195,962
Keppel Land Ltd.	14,101	36,326
Noble Group Ltd.	82,800	70,640
Oversea-Chinese Banking Corporation Ltd.	59,325	466,768
Sembcorp Industries Ltd.	18,220	61,019
Sembcorp Marine Ltd.	15,800	38,768
Singapore Airlines Ltd.	10,267	89,564
Singapore Exchange Ltd.	16,000	94,066
Singapore Press Holdings Ltd.	32,000	101,583
Singapore Technologies Engineering Ltd.	29,000	74,228
Singapore Telecommunications Ltd.	156,450	459,228
StarHub Ltd.	12,000	37,492
Suntec Real Estate Investment Trust	58,000	85,800
United Overseas Bank Ltd.	25,518	470,910
UOL Group Ltd.	8,916	46,611

See accompanying notes to financial statements.	127

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Singapore (Cont.)
Wilmar International Ltd.	36,000	$87,719
Yangzijiang Shipbuilding Holdings Ltd.	36,548	33,120

		3,876,385

Spain (3.48%)
Abertis Infraestructuras SA	8,090	160,426
ACS Actividades de Construccion y Servicios SA	3,637	126,768
Amadeus IT Holding SA A Shares	8,638	344,028
Banco Bilbao Vizcaya Argentaria SA	117,239	1,107,252
Banco Bilbao Vizcaya Argentaria SA Rights (b)	117,239	11,207
Banco de Sabadell SA	66,608	176,242
Banco Popular Espanol SA	35,024	174,589
Banco Santander SA	247,269	2,075,357
Bankia SA (b)	91,655	136,009
Bankinter SA	14,313	114,987
CaixaBank SA	46,434	243,308
Distribuidora Internacional de Alimentacion SA	12,527	84,884
Enagas SA	3,813	120,266
Ferrovial SA	8,626	170,520
Gas Natural SDG SA	6,799	170,795
Grifols SA	2,490	99,360
Iberdrola SA	103,025	694,465
Industria de Diseno Textil SA	21,465	612,297
International Consolidated Airlines Group SA (b)	20,112	149,820
Mapfre SA	18,713	63,250
Red Electrica Corporacion SA	2,170	191,289
Repsol SA	20,039	375,147
Repsol SA Rights (b)	20,039	11,081
Telefonica SA	84,152	1,208,214
Zardoya Otis SA	3,091	34,278

		8,655,839

Sweden (3.05%)
Alfa Laval AB	5,972	112,929
Assa Abloy AB Class B	6,555	346,212
Atlas Copco AB Class A	13,201	367,326
Atlas Copco AB Class B	7,737	198,050
Boliden AB	5,049	80,707
Electrolux AB Series B	4,525	132,217
Elekta AB B Shares	7,055	72,050
Getinge AB B Shares	3,999	91,067
Hennes & Mauritz AB (H&M) B Shares	18,706	777,141
Hexagon AB B Shares	5,160	159,184
Husqvarna AB B Shares	8,301	61,016
ICA Gruppen AB	1,632	63,547
Industrivarden AB C Shares	4,399	76,359
Investment AB Kinnevik B Shares	4,653	151,312
Investor AB B Shares	9,049	329,002
Lundin Petroleum AB (b)	4,181	59,832
Millicom International Cellular SA SDR	1,251	92,693
Nordea Bank AB	59,964	694,130

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Sandvik AB	21,021	$204,389
Securitas AB Class B	5,922	71,643
Skandinaviska Enskilda Banken AB Class A	30,297	384,728
Skanska AB Class B	7,938	170,432
SKF AB B Shares	7,821	164,753
Svenska Cellulosa AB Class B	11,576	249,564
Svenska Handelsbanken AB A Shares	9,814	459,176
Swedbank AB - A Shares	17,726	439,798
Swedish Match AB	4,057	127,124
Tele2 AB B Shares	5,918	71,712
Telefonaktiebolaget LM Ericsson B Shares	60,397	731,293
TeliaSonera AB	47,137	303,061
Volvo AB B Shares	31,098	335,345

		7,577,792

Switzerland (9.22%)
ABB Ltd. Reg.	43,390	918,049
Actelion Ltd. Reg.	2,054	236,459
Adecco SA Reg.	3,416	234,813
Aryzta AG	1,654	127,109
Baloise Holding AG Reg.	894	114,264
Barry Callebaut AG Reg.	42	43,060
Chocoladefabriken Lindt & Sprungli AG Reg.	2	115,404
Chocoladefabriken Lindt &
Sprungli AG	19	93,945
Compagnie Financiere Richemont SA Reg.	10,292	912,474
Credit Suisse Group AG Reg.	30,835	774,614
Ems-Chemie Holding AG Reg	155	62,748
Geberit AG Reg.	739	250,006
Givaudan SA Reg.	182	326,482
Holcim Ltd. Reg.	4,480	320,249
Julius Baer Group Ltd.	4,477	204,411
Kuehne & Nagel International AG Reg.	1,118	151,864
Lonza Group AG Reg.	1,000	112,592
Nestle SA Reg.	64,084	4,671,787
Novartis AG Reg.	45,687	4,237,171
Pargesa Holding SA	715	55,174
Partners Group Holding AG	348	101,246
Roche Holding AG	13,955	3,780,998
Schindler Holding AG	898	129,639
Schindler Holding AG Reg.	401	57,493
SGS SA Reg	107	218,491
Sika AG	43	126,847
Sonova Holding AG Reg.	1,083	159,104
Sulzer AG Reg.	461	49,314
Swatch Group AG Reg., The	1,012	87,340
Swatch Group AG, The	605	268,775
Swiss Life Holding AG Reg.	640	151,265
Swiss Prime Site AG Reg.	1,098	80,532
Swiss Re AG	6,919	579,616
Swisscom AG	461	241,904

128	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Syngenta AG Reg.	1,837	$590,885
Transocean Ltd.	7,161	131,403
UBS Group AG	71,873	1,235,475
Zurich Insurance Group AG	3,026	945,632

		22,898,634

United Kingdom (20.80%)
3i Group PLC	19,541	136,258
Aberdeen Asset Management PLC	17,829	119,133
Admiral Group PLC	3,629	74,449
Aggreko PLC	4,962	115,714
Amec Foster Wheeler PLC	7,631	100,781
Anglo American PLC	27,547	509,742
Antofagasta PLC	8,074	94,078
ARM Holdings PLC	27,969	429,670
Ashtead Group PLC	10,286	182,678
Associated British Foods PLC	6,966	340,561
AstraZeneca PLC	25,043	1,768,805
Aviva PLC	58,227	437,481
Babcock International Group PLC	4,930	80,765
BAE Systems PLC	63,047	461,075
Barclays PLC	323,633	1,216,644
BG Group PLC	68,111	911,441
BHP Billiton PLC	41,739	894,523
BP PLC	366,586	2,326,932
British American Tobacco PLC	36,957	2,002,735
British Land Company PLC	19,585	236,169
BT Group PLC	161,974	1,007,488
Bunzl PLC	6,802	185,948
Burberry Group PLC	8,758	222,206
Capita PLC	13,279	222,658
Carnival PLC	3,674	166,058
Centrica PLC	99,570	431,281
Cobham PLC	23,257	116,751
Coca-Cola HBC AG CDI	3,987	75,910
Compass Group PLC	33,325	569,621
Croda International PLC	2,806	115,816
Diageo PLC	50,018	1,432,869
Direct Line Insurance Group PLC	30,760	139,146
Dixons Carphone PLC	19,271	138,424
easyJet PLC	3,368	87,161
Experian PLC	19,641	331,087
Fresnillo PLC	4,481	53,256
Friends Life Group Ltd.	28,248	160,427
G4S PLC	29,967	129,266
GKN PLC	33,270	177,087
GlaxoSmithKline PLC	96,255	2,065,016
Glencore PLC	209,836	968,567
Hammerson PLC	16,035	150,166
Hargreaves Lansdown PLC	4,740	74,166
HSBC Holdings PLC	380,519	3,595,814
ICAP PLC	10,458	73,229
IMI PLC	5,250	102,711
Imperial Tobacco Group PLC	18,873	830,780
Inmarsat PLC	8,616	106,834
InterContinental Hotels Group PLC	4,764	191,686

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Intertek Group PLC	3,274	$118,493
Intu Properties PLC	17,148	88,654
Investec PLC	10,649	89,220
ITV PLC	75,914	253,227
J Sainsbury PLC	24,596	93,924
Johnson Matthey PLC	4,059	213,547
Kingfisher PLC	46,439	245,483
Land Securities Group PLC	15,751	283,134
Legal & General Group PLC	120,111	463,766
Lloyds Banking Group PLC (b)	1,138,200	1,338,818
London Stock Exchange Group PLC	4,704	161,860
Marks & Spencer Group PLC	31,730	234,941
Meggitt PLC	16,406	131,974
Melrose Industries PLC	22,496	93,121
Merlin Entertainments PLC (d)	9,090	56,246
National Grid PLC	74,378	1,055,371
Next PLC	3,053	323,792
Old Mutual PLC	95,972	282,845
Pearson PLC	16,226	299,664
Persimmon PLC	6,152	150,256
Petrofac Ltd.	5,199	56,638
Prudential PLC	50,999	1,179,070
Randgold Resources Ltd.	1,680	114,055
Reckitt Benckiser Group PLC	12,976	1,050,977
Reed Elsevier PLC (London)	22,870	390,665
Rexam PLC	14,224	100,137
Rio Tinto PLC	25,104	1,157,221
Rolls-Royce Holdings PLC	37,100	498,396
Royal Bank of Scotland Group PLC (b)	48,974	297,967
Royal Dutch Shell PLC Class A	78,349	2,614,732
Royal Dutch Shell PLC Class B	48,549	1,677,419
Royal Mail PLC	12,970	86,431
RSA Insurance Group PLC (b)	20,097	135,684
SABMiller PLC	19,212	1,001,544
Sage Group PLC, The	21,680	156,586
Schroders PLC	2,565	106,607
SEGRO PLC	14,566	83,444
Severn Trent PLC	4,764	148,586
Shire PLC	11,629	824,497
Sky PLC	20,182	281,666
Smith & Nephew PLC	17,615	317,643
Smiths Group PLC	7,754	131,850
Sports Direct International (b)	5,461	60,075
SSE PLC	19,477	492,127
Standard Chartered PLC	49,228	736,249
Standard Life PLC	47,353	293,318
Tate & Lyle PLC	8,795	82,404
Tesco PLC	159,542	465,177
Travis Perkins PLC	5,079	146,194
TUI AG (United Kingdom) (b)	3,705	59,536
Tullow Oil PLC	17,842	114,980
Unilever PLC	25,286	1,027,324
United Utilities Group PLC	13,539	192,307
Vodafone Group PLC	527,195	1,807,555
Weir Group PLC, The	4,238	121,528
Whitbread PLC	3,650	270,123

See accompanying notes to financial statements.	129

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
William Hill PLC	17,577	$98,767
William Morrison Supermarkets PLC	42,189	120,376
Wolseley PLC	5,264	300,952
WPP PLC	26,394	548,775

		51,688,981

United States (0.08%)
Fiat Chrysler Automobiles NV (b)	16,868	195,331

		195,331

Total Common Stocks
(cost $198,404,179)		243,556,830

Preferred Stocks (a) (0.66%)
Germany (0.59%)
Bayerische Moteren Werke (BMW) AG	1,028	83,987
Fuchs Petrolub SE	1,348	53,689
Henkel AG & Co. KGaA	3,506	377,659
Porsche Automobil Holding SE	3,034	245,367
Volkswagen AG	3,198	710,773

		1,471,475

Italy (0.06%)
Intesa Sanpaolo RSP	19,708	48,560
Telecom Italia RNC SpA	120,735	100,940

		149,500

Spain (0.01%)
Grifols SA Class B	383	12,936

		12,936

Total Preferred Stocks
(cost $1,022,554)		1,633,911

	Shares	Value
Short-term Investments (0.29%)
State Street Institutional U.S. Government Money Market Fund (b)	711,511	$711,511

Total Short-term Investments
(cost $711,511)		711,511

TOTAL INVESTMENTS (98.97%)
(cost $200,138,244)		245,902,252
CASH (e) AND OTHER ASSETS, NET OF LIABILITIES (1.03%)		2,564,870

NET ASSETS (100.00%)		$248,467,122

(a)	The Fund used data provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(d)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $93,231 or 0.04% of net assets.

(e)	At December 31, 2014, cash in the amount of $384,796 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

SDR – Swedish Depositary Receipt

130	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$74,072,052	30.12
Japanese Yen	51,806,524	21.07
British Pound	51,688,981	21.02
Swiss Franc	22,898,634	9.31
Australian Dollar	18,389,068	7.48
Hong Kong Dollar	7,580,452	3.08
Swedish Krona	7,577,792	3.08
Singapore Dollar	3,798,037	1.54
Danish Krone	3,726,912	1.52
Norwegian Krone	1,591,610	0.65
Israeli Shekel	1,401,570	0.57
United States Dollar	985,190	0.40
New Zealand Dollar	385,430	0.16

Total Investments	$245,902,252	100.00%

SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$63,568,303	25.58
Industrials	30,822,379	12.40
Consumer Discretionary	30,427,247	12.25
Consumer Staples	27,272,566	10.98
Health Care	27,066,519	10.89
Materials	18,563,599	7.47
Energy	13,951,536	5.61
Telecommunication Services	12,290,245	4.95
Information Technology	11,722,416	4.72
Utilities	9,505,931	3.83

Total Stocks	245,190,741	98.68
Short-term Investments	711,511	0.29
Cash and Other Assets, Net of Liabilities	2,564,870	1.03

Net Assets	$248,467,122	100.00%

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
ASX SPI 200 Index	4	March 2015	$417,752	$439,468	$21,716
Euro Stoxx 50	38	March 2015	1,412,307	1,440,613	28,306
FTSE 100 Index	10	March 2015	974,788	1,016,598	41,810
Hang Seng Index	1	January 2015	151,071	152,483	1,412
Topix Index	4	March 2015	480,748	470,028	(10,720)

Total					$82,524

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

Currency	Counterparty	Settlement Date	Foreign amount Purchased (Sold)	U.S. Dollar amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
Australian Dollar	Morgan Stanley and Co. Inc.	03/18/2015	109,000	$(88,965)	$—	$(440)
British Pound	Goldman Sachs Capital Markets LP	03/18/2015	305,000	(476,005)	—	(906)
Euro	Morgan Stanley and Co. Inc.	03/18/2015	810,000	(1,007,417)	—	(26,629)
Japanese Yen	Morgan Stanley and Co. Inc.	03/18/2015	12,181,000	(103,131)	—	(1,371)
Swiss Franc	UBS AG	03/18/2015	130,000	(134,684)	—	(3,751)
Australian Dollar	Goldman Sachs Capital Markets LP	01/02/2015	(170,946)	140,000	440	—
British Pound	UBS AG	01/02/2015	(160,718)	250,000	—	(495)
Euro	Citibank N.A. London	01/02/2015	(164,376)	200,000	1,096	—
Hong Kong Dollar	UBS AG	01/02/2015	(1,008,557)	130,000	—	(59)
Japanese Yen	UBS AG	01/06/2015	(25,018,560)	210,000	1,129	—

Total					$2,665	$(33,651)

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Registered Investment Companies (97.89%)
State Farm Mutual Fund Trust Bond Fund Institutional Shares (a)	10,339,690	$116,941,899
State Farm Mutual Fund Trust Equity Fund Institutional Shares (a)	18,571,956	181,448,013

Total Registered Investment Companies
(cost $ 247,186,118)		298,389,912

TOTAL INVESTMENTS (97.89%)
(cost $ 247,186,118)		298,389,912
CASH AND OTHER ASSETS, NET OF LIABILITIES (2.11%)		6,419,950

NET ASSETS (100.00%)		$304,809,862

(a)	The Equity and Bond Fund’s investment adviser is an affiliate of the issuer.

132	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Principal
	amount	Value
Corporate Bonds (66.30%)
Aerospace/Defense (1.94%)
Northrop Grumman Corp. 5.050%, 08/01/2019	$500,000	$554,958
Raytheon Co. 3.125%, 10/15/2020	1,500,000	1,549,200
Northrop Grumman Corp. 3.500%, 03/15/2021	500,000	520,512
Lockheed Martin Corp. 3.350%, 09/15/2021	2,000,000	2,071,740
General Dynamics Corp. 2.250%, 11/15/2022	2,000,000	1,927,824
Raytheon Co. 2.500%, 12/15/2022	2,000,000	1,948,618
Northrop Grumman Corp. 3.250%, 08/01/2023	3,000,000	3,022,593
Rockwell Collins Inc. 3.700%, 12/15/2023	500,000	521,399
Raytheon Co. 3.150%, 12/15/2024	2,000,000	2,005,998

		14,122,842

Agriculture, Foods, & Beverage (4.27%)
Coca-Cola Bottling Co. 5.300%, 04/01/2015	500,000	504,838
Kellogg Co. 4.450%, 05/30/2016	1,000,000	1,051,683
Hershey Co. 5.450%, 09/01/2016	500,000	537,606
General Mills Inc. 5.700%, 02/15/2017	1,000,000	1,092,496
PepsiAmericas Inc. 5.000%, 05/15/2017	500,000	543,788
Coca-Cola Co., The 5.350%, 11/15/2017	2,000,000	2,217,826
Kraft Foods Group Inc. 6.125%, 08/23/2018	369,000	421,920
PepsiCo Inc. 7.900%, 11/01/2018	500,000	608,298
2.250%, 01/07/2019	2,000,000	2,022,854
Mondelez International Inc. 2.250%, 02/01/2019	1,000,000	995,893
Coca-Cola Co., The 3.150%, 11/15/2020	1,000,000	1,045,439
Kellogg Co. 4.000%, 12/15/2020	632,000	676,436
Campbell Soup Co. 4.250%, 04/15/2021	2,000,000	2,161,874
Hormel Foods Corp. 4.125%, 04/15/2021	1,000,000	1,091,138
Sysco Corp. 3.000%, 10/02/2021	1,000,000	1,015,171
General Mills Inc. 3.150%, 12/15/2021	2,000,000	2,066,328
PepsiCo Inc. 2.750%, 03/05/2022	1,500,000	1,497,660
Kraft Foods Group Inc. 3.500%, 06/06/2022	1,500,000	1,537,068

	Principal
	amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
Sysco Corp. 2.600%, 06/12/2022	$2,000,000	$1,967,510
Campbell Soup Co. 2.500%, 08/02/2022	1,000,000	955,598
PepsiCo Inc. 2.750%, 03/01/2023	2,000,000	1,967,756
Coca-Cola Co., The 2.500%, 04/01/2023	2,000,000	1,962,774
Hershey Co. 2.625%, 05/01/2023	1,100,000	1,077,451
Mondelez International Inc. 4.000%, 02/01/2024	1,000,000	1,046,267
Sysco Corp. 3.500%, 10/02/2024	1,000,000	1,029,016

		31,094,688

Automotive (1.26%)
American Honda Finance Corp. 2.125%, 10/10/2018	1,000,000	1,006,085
Johnson Controls Inc. 4.250%, 03/01/2021	2,000,000	2,161,762
Toyota Motor Credit Corp. 2.750%, 05/17/2021	2,000,000	2,029,654
2.625%, 01/10/2023	2,000,000	1,985,854
Johnson Controls Inc. 3.625%, 07/02/2024	2,000,000	2,017,460

		9,200,815

Banks (2.82%)
Fifth Third Bank 4.750%, 02/01/2015	500,000	501,604
Wachovia Bank NA 5.600%, 03/15/2016	500,000	527,332
Wells Fargo Bank NA 5.750%, 05/16/2016	500,000	531,654
Wachovia Corp. 5.750%, 06/15/2017	500,000	552,014
Bank of New York Mellon Corp. 2.100%, 08/01/2018	1,000,000	1,010,747
Wells Fargo & Co. 2.150%, 01/15/2019	1,000,000	1,002,645
Bank of New York Mellon Corp. 2.200%, 05/15/2019	1,000,000	1,002,797
KFW 4.875%, 06/17/2019	1,000,000	1,136,790
Bank of New York Mellon Corp. 2.300%, 09/11/2019	1,000,000	1,004,950
Wells Fargo & Co. 3.000%, 01/22/2021	1,000,000	1,018,790
Bank of New York Mellon Corp. 3.550%, 09/23/2021	2,000,000	2,090,926
Wells Fargo & Co. 3.500%, 03/08/2022	2,000,000	2,087,852
US Bancorp 3.000%, 03/15/2022	2,000,000	2,019,946

See accompanying notes to financial statements.	133

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Principal
	amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
3.700%, 01/30/2024	$500,000	$525,610
Bank of New York Mellon Corp. 3.400%, 05/15/2024	500,000	509,017
Wells Fargo & Co. 3.300%, 09/09/2024	2,000,000	2,012,514
Bank of New York Mellon Corp. 3.250%, 09/11/2024	1,000,000	1,000,478
State Street Corp. 3.300%, 12/16/2024	2,000,000	2,029,890

		20,565,556

Building Materials & Construction (1.00%)
CRH America Inc. 6.000%, 09/30/2016	500,000	538,157
5.750%, 01/15/2021	1,000,000	1,148,232
Fluor Corp. 3.375%, 09/15/2021	2,000,000	2,066,112
Sonoco Products Co. 4.375%, 11/01/2021	1,000,000	1,065,017
Stanley Black & Decker Inc. 2.900%, 11/01/2022	1,500,000	1,478,877
Fluor Corp. 3.500%, 12/15/2024	1,000,000	994,649

		7,291,044

Chemicals (3.48%)
Rohm & Haas Co. 6.000%, 09/15/2017	144,000	159,262
E.I. du Pont de Nemours and Co. 6.000%, 07/15/2018	500,000	569,421
PPG Industries Inc. 3.600%, 11/15/2020	1,000,000	1,040,604
E.I. du Pont de Nemours and Co. 3.625%, 01/15/2021	1,000,000	1,060,035
Praxair Inc. 4.050%, 03/15/2021	1,000,000	1,086,014
Monsanto Co. 2.750%, 07/15/2021	500,000	498,402
Praxair Inc. 3.000%, 09/01/2021	1,000,000	1,023,135
Dow Chemical Co., The 4.125%, 11/15/2021	1,500,000	1,584,910
Praxair Inc. 2.450%, 02/15/2022	1,000,000	982,079
Syngenta Finance NV 3.125%, 03/28/2022	2,000,000	2,018,176
Monsanto Co. 2.200%, 07/15/2022	1,300,000	1,230,080
Dow Chemical Co., The 3.000%, 11/15/2022	2,000,000	1,954,124
E.I. du Pont de Nemours and Co. 2.800%, 02/15/2023	2,000,000	1,967,276
Praxair Inc. 2.700%, 02/21/2023	2,000,000	1,968,506

	Principal
	amount	Value
Corporate Bonds (Cont.)
Chemicals (Cont.)
International Flavors & Fragrances Inc. 3.200%, 05/01/2023	$2,000,000	$1,985,144
Potash Corporation of Saskatchewan Inc.
3.625%, 03/15/2024	1,500,000	1,539,066
Monsanto Co. 3.375%, 07/15/2024	1,000,000	1,016,070
Dow Chemical Co., The 3.500%, 10/01/2024	3,000,000	2,969,592
7.375%, 11/01/2029	500,000	665,609

		25,317,505

Colleges (0.15%)
Dartmouth College 4.750%, 06/01/2019	1,000,000	1,113,133

Commercial Service/Supply (0.58%)
Pitney Bowes Inc. 5.750%, 09/15/2017	500,000	547,176
Cintas Corp. No. 2 6.125%, 12/01/2017	500,000	560,116
4.300%, 06/01/2021	1,000,000	1,077,682
3.250%, 06/01/2022	2,000,000	2,035,362

		4,220,336

Computer Software & Services (2.20%)
Oracle Corp. 2.375%, 01/15/2019	1,000,000	1,017,304
Texas Instruments Inc. 1.650%, 08/03/2019	1,000,000	976,332
Microsoft Corp. 3.000%, 10/01/2020	2,000,000	2,085,106
Oracle Corp. 2.800%, 07/08/2021	1,000,000	1,012,437
Intel Corp. 3.300%, 10/01/2021	2,000,000	2,097,256
Oracle Corp. 2.500%, 10/15/2022	2,000,000	1,948,192
Intel Corp. 2.700%, 12/15/2022	2,000,000	1,988,106
Microsoft Corp. 2.375%, 05/01/2023	2,000,000	1,962,984
Texas Instruments Inc. 2.250%, 05/01/2023	2,000,000	1,896,800
Oracle Corp. 3.400%, 07/08/2024	1,000,000	1,022,072

		16,006,589

Computers (1.32%)
International Business Machines Corp.
5.700%, 09/14/2017	500,000	557,218
1.875%, 05/15/2019	2,000,000	1,986,596
1.625%, 05/15/2020	1,000,000	963,861

134	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Principal
	amount	Value
Corporate Bonds (Cont.)
Computers (Cont.)
Hewlett-Packard Co. 3.750%, 12/01/2020	$1,000,000	$1,034,462
4.300%, 06/01/2021	2,000,000	2,105,810
International Business Machines Corp.
1.875%, 08/01/2022	1,000,000	932,152
Hewlett-Packard Co. 4.050%, 09/15/2022	1,000,000	1,015,903
International Business Machines Corp. 3.375%, 08/01/2023	1,000,000	1,021,764

		9,617,766

Consumer & Marketing (3.75%)
Clorox Co. 5.000%, 01/15/2015	500,000	500,598
Procter & Gamble Co., The 3.150%, 09/01/2015	1,000,000	1,017,158
Estee Lauder Co. Inc. 5.550%, 05/15/2017	1,000,000	1,095,167
Kimberly-Clark Corp. 6.125%, 08/01/2017	500,000	559,402
Danaher Corp. 5.625%, 01/15/2018	500,000	558,206
Kimberly-Clark Corp. 6.250%, 07/15/2018	1,000,000	1,152,203
Unilever Capital Corp. 2.200%, 03/06/2019	1,000,000	1,010,508
McDonald’s Corp. 1.875%, 05/29/2019	500,000	496,520
Colgate-Palmolive Co. 2.950%, 11/01/2020	1,000,000	1,034,791
Unilever Capital Corp. 4.250%, 02/10/2021	3,000,000	3,321,150
Clorox Co. 3.800%, 11/15/2021	1,000,000	1,066,594
McDonald’s Corp. 2.625%, 01/15/2022	1,000,000	996,569
Valspar Corp. 4.200%, 01/15/2022	2,000,000	2,140,650
Clorox Co. 3.050%, 09/15/2022	1,000,000	991,578
Colgate-Palmolive Co. 1.950%, 02/01/2023	1,000,000	946,367
2.100%, 05/01/2023	1,000,000	953,823
NIKE Inc. 2.250%, 05/01/2023	1,500,000	1,456,662
Kimberly-Clark Corp. 2.400%, 06/01/2023	3,000,000	2,894,508
Procter & Gamble Co., The 3.100%, 08/15/2023	3,000,000	3,088,347
Clorox Co. 3.500%, 12/15/2024	2,000,000	2,004,278

		27,285,079

	Principal
	amount	Value
Corporate Bonds (Cont.)
Electronic/Electrical Manufacturing (0.89%)
Emerson Electric Co. 4.750%, 10/15/2015	$1,000,000	$1,032,786
General Electric Co. 2.700%, 10/09/2022	2,000,000	2,000,812
Emerson Electric Co. 2.625%, 02/15/2023	3,500,000	3,452,323

		6,485,921

Financial Services (1.87%)
General Electric Capital Corp. 4.875%, 03/04/2015	500,000	503,658
JPMorgan Chase Bank NA 5.875%, 06/13/2016	500,000	532,990
General Electric Capital Corp. 5.400%, 02/15/2017	500,000	542,808
JPMorgan Chase Bank NA 6.000%, 10/01/2017	1,000,000	1,109,884
Simon Property Group Inc. 6.125%, 05/30/2018	1,000,000	1,138,093
JPMorgan Chase & Co. 2.350%, 01/28/2019	1,000,000	1,006,524
2.200%, 10/22/2019	500,000	495,688
General Electric Capital Corp. 4.650%, 10/17/2021	1,000,000	1,127,129
JPMorgan Chase & Co. 4.500%, 01/24/2022	1,000,000	1,091,752
General Electric Capital Corp. 3.150%, 09/07/2022	1,500,000	1,527,774
JPMorgan Chase & Co. 3.250%, 09/23/2022	2,000,000	2,011,650
3.200%, 01/25/2023	1,000,000	1,001,128
3.625%, 05/13/2024	500,000	511,802
General Electric Capital Corp. 3.450%, 05/15/2024	1,000,000	1,033,286

		13,634,166

Forest Products & Paper (0.16%)
International Paper Co. 5.250%, 04/01/2016	500,000	525,344
Willamette Industries Inc. 9.000%, 10/01/2021	500,000	632,936

		1,158,280

Health Care (6.02%)
Merck & Co. Inc. 4.750%, 03/01/2015	500,000	503,358
Baxter International Inc. 4.625%, 03/15/2015	1,000,000	1,008,173
Medtronic Inc. 4.750%, 09/15/2015	500,000	514,696
Baxter International Inc. 5.900%, 09/01/2016	500,000	538,230

See accompanying notes to financial statements.	135

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Principal
	amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Eli Lilly and Co. 5.200%, 03/15/2017	$2,000,000	$2,174,736
Wyeth 5.450%, 04/01/2017	500,000	547,892
Amgen Inc. 5.850%, 06/01/2017	500,000	550,748
Johnson & Johnson 5.550%, 08/15/2017	500,000	556,626
AstraZeneca PLC 5.900%, 09/15/2017	500,000	560,620
Becton Dickinson & Co. 5.000%, 05/15/2019	1,000,000	1,105,876
Pfizer Inc. 2.100%, 05/15/2019	1,000,000	1,005,349
Amgen Inc. 2.200%, 05/22/2019	1,000,000	995,797
Baxter International Inc. 4.500%, 08/15/2019	500,000	547,942
AstraZeneca PLC 1.950%, 09/18/2019	1,500,000	1,496,924
Gilead Sciences Inc. 2.350%, 02/01/2020	500,000	502,690
Becton Dickinson & Co. 3.250%, 11/12/2020	1,000,000	1,017,276
CR Bard Inc. 4.400%, 01/15/2021	1,000,000	1,098,465
Medtronic Inc. 4.125%, 03/15/2021	1,000,000	1,078,714
Sanofi-Aventis 4.000%, 03/29/2021	1,000,000	1,086,473
Becton Dickinson & Co. 3.125%, 11/08/2021	1,000,000	1,003,722
Amgen Inc. 3.875%, 11/15/2021	1,000,000	1,056,514
Medtronic Inc. 3.125%, 03/15/2022	1,000,000	1,012,552
GlaxoSmithKline Capital Inc. 2.850%, 05/08/2022	2,000,000	2,000,108
Bristol-Myers Squibb Co. 2.000%, 08/01/2022	1,500,000	1,423,696
Merck & Co. Inc. 2.400%, 09/15/2022	2,000,000	1,951,886
Novartis Capital Corp. 2.400%, 09/21/2022	2,000,000	1,968,784
GlaxoSmithKline Capital Inc. 2.800%, 03/18/2023	2,000,000	1,974,814
Medtronic Inc. 2.750%, 04/01/2023	2,500,000	2,430,748
Merck & Co. Inc. 2.800%, 05/18/2023	2,000,000	1,986,102
Baxter International Inc. 3.200%, 06/15/2023	4,000,000	4,030,564
Pfizer Inc. 3.000%, 06/15/2023	2,000,000	2,022,520
Bristol-Myers Squibb Co. 3.250%, 11/01/2023	1,000,000	1,019,699

	Principal
	amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Pfizer Inc. 3.400%, 05/15/2024	$1,000,000	$1,040,378
Amgen Inc. 3.625%, 05/22/2024	1,000,000	1,016,441
Becton Dickinson & Co. 3.734%, 12/15/2024	500,000	514,788
Gilead Sciences Inc. 3.500%, 02/01/2025	500,000	513,200

		43,857,101

Machinery & Manufacturing (4.81%)
United Technologies Corp. 4.875%, 05/01/2015	1,000,000	1,013,999
Thermo Electron Corp. 5.000%, 06/01/2015	500,000	508,746
Dover Corp. 4.875%, 10/15/2015	1,000,000	1,034,585
Honeywell International Inc. 5.400%, 03/15/2016	1,000,000	1,056,852
Caterpillar Inc. 5.700%, 08/15/2016	500,000	539,398
Eaton Corp. 5.300%, 03/15/2017	1,000,000	1,075,616
Honeywell International Inc. 5.300%, 03/15/2017	500,000	544,448
Cooper U.S. Inc. 6.100%, 07/01/2017	500,000	550,944
Caterpillar Financial Services Corp. 5.850%, 09/01/2017	500,000	556,750
John Deere Capital Corp. 2.800%, 09/18/2017	2,000,000	2,078,316
Covidien International 6.000%, 10/15/2017	500,000	559,546
United Technologies Corp. 5.375%, 12/15/2017	500,000	555,839
Thermo Fisher Scientific Inc. 2.400%, 02/01/2019	1,000,000	1,001,491
John Deere Capital Corp. 1.700%, 01/15/2020	1,000,000	974,636
Cooper U.S. Inc. 3.875%, 12/15/2020	1,000,000	1,058,416
Dover Corp. 4.300%, 03/01/2021	1,000,000	1,103,606
Honeywell International Inc. 4.250%, 03/01/2021	1,000,000	1,120,469
Caterpillar Inc. 3.900%, 05/27/2021	1,000,000	1,082,893
Illinois Tool Works Inc. 3.375%, 09/15/2021	1,000,000	1,055,537
Bemis Company Inc. 4.500%, 10/15/2021	1,000,000	1,084,830
Thermo Fisher Scientific Inc. 3.300%, 02/15/2022	500,000	500,826
United Technologies Corp. 3.100%, 06/01/2022	2,000,000	2,040,658

136	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Principal
	amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
Deere & Co. 2.600%, 06/08/2022	$1,000,000	$983,775
Covidien International 3.200%, 06/15/2022	2,000,000	2,017,972
3M Co. 2.000%, 06/26/2022	1,500,000	1,452,776
Parker Hannifin Corp. 3.500%, 09/15/2022	1,000,000	1,045,720
Thermo Fisher Scientific Inc. 3.150%, 01/15/2023	2,000,000	1,960,462
Caterpillar Financial Services Corp. 2.625%, 03/01/2023	2,000,000	1,959,732
Covidien International 2.950%, 06/15/2023	3,000,000	2,944,026
Caterpillar Inc. 3.400%, 05/15/2024	1,000,000	1,027,743
Parker Hannifin Corp. 3.300%, 11/21/2024	500,000	510,272

		35,000,879

Media & Broadcasting (2.44%)
Walt Disney Co., The 5.625%, 09/15/2016	1,000,000	1,080,962
McGraw-Hill Companies Inc. 5.900%, 11/15/2017	500,000	543,308
Time Warner Inc. 2.100%, 06/01/2019	1,500,000	1,477,808
Walt Disney Co., The 2.750%, 08/16/2021	2,000,000	2,032,240
Thomson Reuters Corp. 3.950%, 09/30/2021	1,000,000	1,053,821
Walt Disney Co., The 2.550%, 02/15/2022	1,000,000	993,620
Comcast Corp. 3.125%, 07/15/2022	2,000,000	2,032,406
Reed Elsevier Capital 3.125%, 10/15/2022	2,000,000	1,979,648
Comcast Corp. 2.850%, 01/15/2023	1,000,000	993,331
Thomson Reuters Corp. 4.300%, 11/23/2023	1,000,000	1,063,813
Time Warner Inc. 3.550%, 06/01/2024	1,500,000	1,494,162
Thomson Reuters Corp. 3.850%, 09/29/2024	1,000,000	1,010,983
Comcast Corp. 3.375%, 02/15/2025	2,000,000	2,043,208

		17,799,310

Mining & Metals (2.00%)
Alcan Inc. 5.000%, 06/01/2015	1,000,000	1,017,594
Alcoa Inc. 5.550%, 02/01/2017	500,000	533,530
BHP Billiton Finance USA Ltd. 5.400%, 03/29/2017	500,000	544,442

	Principal
	amount	Value
Corporate Bonds (Cont.)
Mining & Metals (Cont.)
2.050%, 09/30/2018	$500,000	$501,856
Rio Tinto Finance USA PLC 2.250%, 12/14/2018	2,000,000	2,004,034
Rio Tinto Finance USA Ltd. 3.500%, 11/02/2020	1,000,000	1,037,567
4.125%, 05/20/2021	2,000,000	2,103,148
Barrick NA Finance LLC 4.400%, 05/30/2021	1,000,000	1,009,752
BHP Billiton Finance USA Ltd. 3.250%, 11/21/2021	1,500,000	1,549,148
Alcoa Inc. 5.870%, 02/23/2022	750,000	829,582
Barrick Gold Corp. 3.850%, 04/01/2022	1,000,000	962,343
4.100%, 05/01/2023	2,000,000	1,946,396
BHP Billiton Finance USA Ltd. 3.850%, 09/30/2023	500,000	526,372

		14,565,764

Oil & Gas (5.54%)
ConocoPhillips Canada 5.625%, 10/15/2016	500,000	539,770
Apache Corp. 5.625%, 01/15/2017	500,000	540,268
Shell International Finance 5.200%, 03/22/2017	500,000	542,805
Canadian Natural Resources 5.700%, 05/15/2017	500,000	542,022
Weatherford International Inc. 6.350%, 06/15/2017	500,000	534,500
EOG Resources Inc. 5.875%, 09/15/2017	500,000	553,274
Husky Energy Inc. 6.200%, 09/15/2017	500,000	549,888
Encana Corp. 5.900%, 12/01/2017	500,000	545,380
Chevron Corp. 1.718%, 06/24/2018	2,000,000	2,010,110
Shell International Finance 1.900%, 08/10/2018	1,500,000	1,505,169
Total Capital SA 2.125%, 08/10/2018	1,000,000	1,008,086
Chevron Corp. 4.950%, 03/03/2019	1,000,000	1,118,135
ConocoPhillips 6.000%, 01/15/2020	500,000	580,971
Chevron Corp. 2.427%, 06/24/2020	2,000,000	2,009,662
Trans-Canada Pipelines 3.800%, 10/01/2020	1,000,000	1,028,222
Apache Corp. 3.625%, 02/01/2021	500,000	505,461
Occidental Petroleum Corp. 4.100%, 02/01/2021	1,000,000	1,061,243
Statoil ASA 2.750%, 11/10/2021	1,000,000	1,002,972

See accompanying notes to financial statements.	137

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Principal
	amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
Canadian Natural Resources 3.450%, 11/15/2021	$1,000,000	$986,506
Apache Corp. 3.250%, 04/15/2022	724,000	711,349
Devon Energy Corp. 3.250%, 05/15/2022	1,500,000	1,473,536
Trans-Canada Pipelines 2.500%, 08/01/2022	2,000,000	1,884,082
Chevron Corp. 2.355%, 12/05/2022	2,000,000	1,939,432
Shell International Finance 2.250%, 01/06/2023	1,500,000	1,434,064
Total Capital International SA 2.700%, 01/25/2023	1,000,000	968,283
Occidental Petroleum Corp. 2.700%, 02/15/2023	2,000,000	1,900,948
EOG Resources Inc. 2.625%, 03/15/2023	2,000,000	1,917,818
Total Capital Canada Ltd. 2.750%, 07/15/2023	1,500,000	1,455,020
Shell International Finance 3.400%, 08/12/2023	500,000	516,054
Trans-Canada Pipelines 3.750%, 10/16/2023	1,000,000	1,001,157
Total Capital International SA 3.700%, 01/15/2024	1,000,000	1,035,436
Canadian Natural Resources 3.800%, 04/15/2024	1,000,000	982,768
Ensco PLC 4.500%, 10/01/2024	2,000,000	1,943,954
Statoil ASA 3.250%, 11/10/2024	500,000	501,643
ConocoPhillips Co. 3.350%, 11/15/2024	1,500,000	1,515,520
Suncor Energy Inc. 3.600%, 12/01/2024	1,000,000	988,154
Canadian Natural Resources 3.900%, 02/01/2025	1,000,000	985,766

		40,319,428

Retailers (4.11%)
Lowe’s Companies Inc. 5.000%, 10/15/2015	1,000,000	1,033,719
Target Corp. 5.875%, 07/15/2016	1,000,000	1,074,035
Lowe’s Companies Inc. 5.400%, 10/15/2016	500,000	537,611
McDonald’s Corp. 5.300%, 03/15/2017	500,000	542,456
Target Corp. 5.375%, 05/01/2017	500,000	545,963
CVS Caremark Corp. 5.750%, 06/01/2017	309,000	341,026
Home Depot Inc. 2.250%, 09/10/2018	1,000,000	1,019,068

	Principal
	amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
CVS Caremark Corp. 2.250%, 12/05/2018	$1,000,000	$1,008,953
Costco Wholesale Corp. 1.700%, 12/15/2019	2,000,000	1,963,912
Home Depot Inc. 3.950%, 09/15/2020	1,000,000	1,080,565
Wal-Mart Stores Inc. 3.250%, 10/25/2020	2,000,000	2,091,998
Home Depot Inc. 4.400%, 04/01/2021	1,000,000	1,112,479
TJX Companies Inc., The 2.750%, 06/15/2021	1,500,000	1,509,380
Lowe’s Companies Inc. 3.800%, 11/15/2021	1,000,000	1,071,165
Walgreens Boots Alliance 3.300%, 11/18/2021	1,000,000	1,006,957
Lowe’s Companies Inc. 3.120%, 04/15/2022	1,000,000	1,023,238
Walgreen Co. 3.100%, 09/15/2022	2,000,000	1,975,796
CVS Caremark Corp. 2.750%, 12/01/2022	2,000,000	1,947,964
Home Depot Inc. 2.700%, 04/01/2023	3,000,000	2,972,796
Wal-Mart Stores Inc. 2.550%, 04/11/2023	2,000,000	1,970,008
Lowe’s Companies Inc. 3.875%, 09/15/2023	1,000,000	1,069,918
CVS Health Corp. 3.375%, 08/12/2024	1,500,000	1,514,554
Lowe’s Companies Inc. 3.125%, 09/15/2024	1,000,000	1,008,657
Walgreens Boots Alliance 3.800%, 11/18/2024	500,000	509,950

		29,932,168

Telecom & Telecom Equipment (2.52%)
AT&T Inc. 2.375%, 11/27/2018	1,000,000	1,007,746
Vodafone Group PLC 5.450%, 06/10/2019	500,000	562,321
Verizon Communications Inc. 2.625%, 02/21/2020 (a)	1,073,000	1,060,732
4.500%, 09/15/2020	1,000,000	1,085,757
Telefonica Emisiones SAU 5.462%, 02/16/2021	1,000,000	1,114,992
Vodafone Group PLC 4.375%, 03/16/2021	2,000,000	2,128,262
AT&T Inc. 4.450%, 05/15/2021	1,000,000	1,074,413
3.000%, 02/15/2022	1,000,000	981,180
Vodafone Group PLC 2.500%, 09/26/2022	1,000,000	932,569
Verizon Communications Inc. 2.450%, 11/01/2022	2,500,000	2,345,650

138	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Principal
	amount	Value
Corporate Bonds (Cont.)
Telecom & Telecom Equipment (Cont.)
AT&T Inc. 2.625%, 12/01/2022	$1,000,000	$952,434
Vodafone Group PLC 2.950%, 02/19/2023	1,000,000	963,879
Verizon Communications inc. 5.150%, 09/15/2023	1,000,000	1,104,233
AT&T Inc. 3.900%, 03/11/2024	1,000,000	1,027,664
Verizon Communications Inc. 4.150%, 03/15/2024	1,000,000	1,035,234
3.500%, 11/01/2024	1,000,000	982,499

		18,359,565

Transportation (2.92%)
JB Hunt Transport Services Inc. 2.400%, 03/15/2019	500,000	500,266
United Parcel Service Inc. 3.125%, 01/15/2021	1,500,000	1,564,617
Burlington North Santa Fe 3.050%, 03/15/2022	1,000,000	1,010,382
Norfolk Southern Corp. 3.000%, 04/01/2022	2,000,000	2,008,294
Burlington North Santa Fe 3.050%, 09/01/2022	500,000	503,176
United Parcel Service Inc. 2.450%, 10/01/2022	2,000,000	1,960,616
Canadian National Railway Co. 2.250%, 11/15/2022	2,000,000	1,933,334
Union Pacific Corp. 2.950%, 01/15/2023	2,000,000	2,021,024
Burlington North Santa Fe 3.000%, 03/15/2023	2,000,000	1,993,632
Union Pacific Corp. 2.750%, 04/15/2023	2,000,000	1,984,010
Burlington North Santa Fe 3.850%, 09/01/2023	2,000,000	2,109,628
CSX Corp. 3.700%, 11/01/2023	1,000,000	1,048,392
Norfolk Southern Corp. 3.850%, 01/15/2024	1,000,000	1,051,455
JB Hunt Transport Services Inc. 3.850%, 03/15/2024	500,000	525,198
CSX Corp. 3.400%, 08/01/2024	1,000,000	1,012,882

		21,226,906

Utilities & Energy (10.25%)
Union Electric Co. 4.750%, 04/01/2015	500,000	505,002
Commonwealth Edison Co. 4.700%, 04/15/2015	500,000	505,660
Southwestern Electric Power 5.375%, 04/15/2015	500,000	506,174
San Diego Gas & Electric Co. 5.300%, 11/15/2015	500,000	520,450

	Principal
	amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Consolidated Edison Co. of New York 5.375%, 12/15/2015	$1,000,000	$1,043,856
Virginia Electric & Power Co. 5.400%, 01/15/2016	500,000	523,878
Ohio Power Co. 6.000%, 06/01/2016	500,000	533,680
Commonwealth Edison Co. 5.950%, 08/15/2016	500,000	539,225
Baltimore Gas & Electric Co. 5.900%, 10/01/2016	500,000	542,052
Consolidated Edison Co. of New York 5.300%, 12/01/2016	500,000	540,488
Georgia Power Co. 5.700%, 06/01/2017	500,000	551,138
Jersey Central Power & Light 5.650%, 06/01/2017	1,000,000	1,088,694
Atmos Energy Corp. 6.350%, 06/15/2017	500,000	558,420
Kansas City Power & Light Co. 5.850%, 06/15/2017	1,000,000	1,101,233
Union Electric Co. 6.400%, 06/15/2017	500,000	556,718
Florida Power Corp. 5.800%, 09/15/2017	500,000	559,020
Virginia Electric & Power Co. 5.950%, 09/15/2017	500,000	557,754
NSTAR Electric Co. 5.625%, 11/15/2017	500,000	555,130
Pacific Gas & Electric 5.625%, 11/30/2017	500,000	555,732
Equitable Resources Inc. 5.150%, 03/01/2018	500,000	534,130
Southern California Gas 5.450%, 04/15/2018	500,000	559,876
Pacificorp 5.650%, 07/15/2018	500,000	564,848
Public Service Electric and Gas Co. 2.300%, 09/15/2018	1,000,000	1,014,331
Pacific Gas & Electric 8.250%, 10/15/2018	500,000	601,669
MidAmerican Energy Co. 2.400%, 03/15/2019	1,000,000	1,015,350
Alabama Power Co. 3.375%, 10/01/2020	1,000,000	1,045,331
Pacific Gas & Electric 3.500%, 10/01/2020	1,000,000	1,039,206
Kentucky Utilities 3.250%, 11/01/2020	1,000,000	1,032,909
Public Service Company of Colorado 3.200%, 11/15/2020	1,000,000	1,040,357
Appalachian Power Co. 4.600%, 03/30/2021	500,000	554,637
Commonwealth Edison Co. 3.400%, 09/01/2021	1,000,000	1,042,575

See accompanying notes to financial statements.	139

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Principal
	amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Pacific Gas & Electric 3.250%, 09/15/2021	$1,000,000	$1,021,292
Carolina Power & Light Co. 2.800%, 05/15/2022	1,000,000	1,001,711
Georgia Power Co. 2.850%, 05/15/2022	2,000,000	2,011,362
Detroit Edison Co. 2.650%, 06/15/2022	500,000	492,874
CenterPoint Energy Houston LLC 2.250%, 08/01/2022	2,000,000	1,915,646
Baltimore Gas & Electric Co. 2.800%, 08/15/2022	1,500,000	1,494,994
Pacific Gas & Electric 2.450%, 08/15/2022	1,000,000	962,234
Ameren Illinois Co. 2.700%, 09/01/2022	2,000,000	1,969,458
PPL Electric Utilities 2.500%, 09/01/2022	500,000	494,060
Tampa Electric Co. 2.600%, 09/15/2022	500,000	489,246
NSTAR Electric Co. 2.375%, 10/15/2022	1,000,000	964,086
Wisconsin Power & Light 2.250%, 11/15/2022	1,600,000	1,565,741
Connecticut Light & Power 2.500%, 01/15/2023	1,000,000	970,572
Indiana Michigan Power Co. 3.200%, 03/15/2023	2,500,000	2,513,592
Kansas City Power & Light Co. 3.150%, 03/15/2023	2,000,000	2,006,574
Public Service Company of Colorado 2.500%, 03/15/2023	2,000,000	1,949,304
Virginia Electric & Power Co. 2.750%, 03/15/2023	2,000,000	1,977,664
Northern States Power Co. 2.600%, 05/15/2023	1,000,000	983,786
Public Service Electric and Gas Co. 2.375%, 05/15/2023	3,000,000	2,885,118
Florida Power & Light Co. 2.750%, 06/01/2023	2,000,000	1,980,858
Pacificorp 2.950%, 06/01/2023	1,000,000	995,642
Pacific Gas & Electric 3.250%, 06/15/2023	2,000,000	2,003,812
Baltimore Gas & Electric Co. 3.350%, 07/01/2023	3,000,000	3,075,006
Consumers Energy Co. 3.375%, 08/15/2023	1,000,000	1,032,555
Laclede Gas Co. 3.400%, 08/15/2023	1,000,000	1,018,408
Duke Energy Ohio Inc. 3.800%, 09/01/2023	1,200,000	1,276,052
San Diego Gas & Electric Co. 3.600%, 09/01/2023	2,000,000	2,102,670
Nabors Industries Inc. 5.100%, 09/15/2023	2,000,000	1,898,906

	Principal
	amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
DTE Electric Co. 3.650%, 03/15/2024	$2,000,000	$2,101,420
Arizona Public Service Co. 3.350%, 06/15/2024	500,000	516,278
Pacific Gas & Electric 3.400%, 08/15/2024	1,000,000	1,011,955
Southern California Gas 3.150%, 09/15/2024	1,000,000	1,010,500
Commonwealth Edison Co. 3.100%, 11/01/2024	1,000,000	997,557
Consolidated Edison Co. of New York 3.300%, 12/01/2024	500,000	509,149
Interstate Power & Light Co. 3.250%, 12/01/2024	1,000,000	1,017,485
Ameren Illinois Co. 3.250%, 03/01/2025	500,000	507,062
San Diego Gas & Electric Co. 6.000%, 06/01/2026	500,000	625,576
Northern States Power Co. 6.200%, 07/01/2037	1,000,000	1,365,207

		74,604,935

Total Corporate Bonds
(cost $471,772,227)		482,779,776

Government Agency Securities (b) (17.35%)
Agency Commercial Mortgage-Backed Securities (9.25%)
Federal Home Loan Mortgage Corp. 2.373%, 05/25/2022	10,000,000	9,952,670
2.682%, 10/25/2022	10,000,000	10,098,840
Federal National Mortgage Association 3.044%, 01/25/2022	10,000,000	10,339,160
2.715%, 02/25/2022	7,000,000	7,102,543
2.482%, 04/25/2022	10,000,000	9,982,310
2.377%, 05/25/2022	10,000,000	9,898,710
2.509%, 11/25/2022	10,000,000	9,959,350

		67,333,583

Agency Mortgage-Backed Securities (7.03%)
Federal Home Loan Mortgage Corp. 5.000%, 07/01/2018	31,615	33,236
5.000%, 09/01/2018	66,215	69,750
5.000%, 09/01/2018	36,465	38,325
4.500%, 11/01/2018	104,234	109,469
5.500%, 11/01/2018	34,120	36,088
5.000%, 01/01/2019	45,676	48,382
5.000%, 04/01/2019	56,613	60,030
4.500%, 05/01/2019	67,713	71,486
4.000%, 05/01/2019	49,252	52,177
5.500%, 06/01/2019	74,849	79,231
5.000%, 01/01/2020	51,964	54,849
5.500%, 04/01/2020	88,336	95,738
5.500%, 07/01/2020	143,997	153,587
6.000%, 07/01/2021	137,408	150,241
4.500%, 05/01/2024	334,696	359,438

140	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Principal
	amount	Value
Government Agency Securities (Cont.)
Agency Mortgage-Backed Securities (Cont.)
4.500%, 05/01/2024	$134,383	$144,417
4.500%, 09/01/2024	319,717	345,384
4.000%, 10/01/2024	471,456	501,955
5.000%, 10/01/2024	375,020	395,563
4.000%, 01/01/2025	353,125	376,301
4.000%, 07/01/2025	385,625	411,824
4.500%, 08/01/2025	353,153	380,980
3.500%, 04/01/2026	526,163	556,244
2.500%, 02/01/2027	4,377,428	4,464,079
6.000%, 11/01/2028	10,332	11,678
6.500%, 06/01/2029	19,864	23,242
7.500%, 12/01/2030	889	932
7.000%, 07/01/2031	2,840	3,088
6.500%, 09/01/2031	3,255	3,698
6.000%, 11/01/2032	35,904	41,119
6.000%, 12/01/2032	17,784	20,373
5.500%, 05/01/2033	306,721	345,065
5.500%, 07/01/2033	304,358	342,204
5.000%, 08/01/2033	137,097	152,145
5.500%, 03/01/2034	63,658	71,472
5.000%, 04/01/2034	87,709	96,956
6.000%, 07/01/2034	222,614	252,190
5.500%, 05/01/2035	419,991	473,255
5.000%, 05/01/2035	311,042	344,957
4.500%, 08/01/2035	97,444	106,122
5.000%, 10/01/2035	79,981	88,330
6.500%, 08/01/2036	129,479	147,109
5.500%, 10/01/2037	138,943	155,467
5.500%, 11/01/2037	186,248	208,451
6.000%, 01/01/2038	111,393	125,822
6.000%, 01/01/2038	82,079	92,873
4.500%, 06/01/2039	674,494	730,930
5.000%, 06/01/2039	449,221	496,023
4.500%, 10/01/2039	825,348	894,753
5.000%, 10/01/2039	701,188	774,777
5.000%, 01/01/2040	347,221	384,090
4.500%, 02/01/2040	283,434	307,564
4.000%, 07/01/2041	1,674,835	1,787,453
Federal National Mortgage Association
5.500%, 12/01/2016	4,870	5,140
5.500%, 01/01/2017	21,200	22,374
6.500%, 01/01/2017	6,658	6,783
5.500%, 01/01/2017	5,202	5,490
5.500%, 02/01/2017	18,268	19,280
5.000%, 03/01/2017	27,653	29,120
6.000%, 04/01/2017	5,359	5,566
5.500%, 01/01/2018	25,046	26,457
5.000%, 02/01/2018	33,722	35,537
5.000%, 05/01/2018	97,160	102,387
5.000%, 05/01/2018	75,994	80,086
4.500%, 05/01/2018	66,010	69,358
4.500%, 05/01/2018	62,437	65,594
5.000%, 05/01/2018	38,485	40,438
4.500%, 03/01/2019	61,280	64,473
5.500%, 10/01/2019	211,293	226,785
5.000%, 11/01/2019	121,127	129,772

	Principal
	amount	Value
Government Agency Securities (Cont.)
Agency Mortgage-Backed Securities (Cont.)
4.500%, 12/01/2019	$77,202	$81,295
5.000%, 06/01/2020	221,618	238,086
4.500%, 09/01/2020	103,203	109,131
5.000%, 05/01/2021	172,971	184,282
5.500%, 05/01/2021	165,545	179,702
4.500%, 04/01/2023	29,853	31,378
5.000%, 01/01/2024	180,380	194,785
4.500%, 04/01/2024	59,265	62,317
4.000%, 06/01/2024	269,518	286,459
4.500%, 11/01/2024	266,452	287,952
3.500%, 12/01/2025	497,617	528,173
3.000%, 12/01/2026	1,093,179	1,139,214
7.500%, 09/01/2029	14,508	16,620
8.000%, 03/01/2030	3,324	3,459
6.500%, 05/01/2030	14,704	16,817
6.500%, 08/01/2031	1,906	2,170
7.000%, 08/01/2031	1,652	1,667
6.500%, 10/01/2031	10,583	12,079
6.000%, 11/01/2031	14,184	16,072
7.000%, 01/01/2032	18,504	20,977
3.000%, 02/01/2032	5,048,542	5,220,157
3.000%, 02/01/2032	3,869,052	3,995,376
6.000%, 03/01/2032	11,399	12,924
6.500%, 03/01/2032	5,786	6,706
6.500%, 04/01/2032	51,173	58,277
7.000%, 04/01/2032	20,198	24,183
6.500%, 05/01/2032	140,109	159,560
6.000%, 05/01/2032	9,366	10,740
7.000%, 06/01/2032	28,543	34,058
7.000%, 06/01/2032	20,975	22,671
6.500%, 06/01/2032	13,120	14,941
6.500%, 07/01/2032	8,440	9,611
6.000%, 08/01/2032	89,366	103,007
5.500%, 10/01/2032	118,493	133,304
6.500%, 10/01/2032	58,680	66,826
6.000%, 11/01/2032	60,262	68,843
6.000%, 01/01/2033	62,005	71,081
5.500%, 03/01/2033	53,978	60,854
5.500%, 03/01/2033	39,222	44,205
6.000%, 04/01/2033	133,683	151,486
5.000%, 05/01/2033	157,176	174,067
5.000%, 05/01/2033	41,620	46,025
5.000%, 08/01/2033	181,515	201,060
5.500%, 10/01/2033	124,973	139,649
5.000%, 03/01/2034	273,135	302,573
5.500%, 05/01/2034	217,771	245,823
6.000%, 07/01/2034	131,002	149,615
5.500%, 12/01/2034	331,861	374,515
5.500%, 04/01/2035	190,851	215,339
5.000%, 07/01/2035	219,252	242,492
5.500%, 07/01/2035	197,723	221,911
5.000%, 10/01/2035	167,911	185,881
5.000%, 11/01/2035	60,996	67,442
6.000%, 08/01/2036	88,738	100,469
6.000%, 12/01/2037	47,176	53,482
5.500%, 02/01/2038	145,539	162,629

See accompanying notes to financial statements.	141

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Principal
	amount	Value
Government Agency Securities (Cont.)
Agency Mortgage-Backed Securities (Cont.)
5.500%, 06/01/2038	$372,219	$415,929
4.500%, 03/01/2039	615,003	674,098
5.000%, 05/01/2039	556,278	614,149
4.500%, 05/01/2039	460,918	503,637
5.000%, 11/01/2039	931,158	1,043,545
4.500%, 01/01/2040	556,272	604,696
4.500%, 09/01/2040	1,023,083	1,111,645
3.500%, 01/01/2041	1,647,888	1,721,241
4.500%, 04/01/2041	562,937	611,806
5.000%, 05/01/2041	694,989	769,051
4.000%, 11/01/2041	1,774,562	1,896,147
Government National Mortgage Association 6.000%, 05/15/2017	24,607	25,561
6.500%, 06/15/2028	30,117	35,159
6.000%, 11/15/2028	21,512	24,755
6.500%, 03/15/2029	38,732	45,056
7.000%, 06/15/2029	17,676	18,009
7.500%, 08/20/2030	7,572	9,306
6.000%, 01/15/2032	11,599	13,393
5.500%, 10/15/2033	160,741	180,682
5.000%, 11/20/2033	257,404	285,687
6.000%, 12/20/2033	78,040	89,775
5.500%, 11/15/2038	252,746	282,280
5.000%, 09/15/2039	661,260	731,696
4.500%, 10/15/2039	1,028,032	1,123,962
5.000%, 12/15/2039	262,171	289,885
4.000%, 09/20/2040	2,084,131	2,241,827
4.500%, 03/20/2041	433,305	475,406
5.000%, 05/20/2041	357,610	399,068

		51,207,420

Agency Notes & Bonds (1.07%)
Federal National Mortgage Association 5.500%, 05/10/2027	5,000,000	5,487,635
7.125%, 01/15/2030	500,000	762,073
Tennessee Valley Authority 1.750%, 10/15/2018	1,500,000	1,514,028

		7,763,736

Total Government Agency Securities
(cost $123,338,844)		126,304,739

U.S. Treasury Obligations (13.42%)
7.500%, 11/15/2016	500,000	563,594
8.125%, 08/15/2019	750,000	969,844
6.875%, 08/15/2025	5,000,000	7,224,610
4.000%, 02/15/2015	2,000,000	2,009,218
4.125%, 05/15/2015	1,000,000	1,014,766
2.125%, 05/31/2015	5,000,000	5,041,015
4.250%, 08/15/2015	2,000,000	2,050,078
4.500%, 11/15/2015	10,000,000	10,366,410
4.500%, 02/15/2016	10,000,000	10,463,280
2.625%, 04/30/2016	1,000,000	1,029,219
3.250%, 07/31/2016	2,000,000	2,085,782
3.000%, 08/31/2016	1,000,000	1,040,625
2.750%, 05/31/2017	5,000,000	5,227,735

	Principal
	amount	Value
U.S. Treasury Obligations (Cont.)
4.250%, 11/15/2017	$12,000,000	$13,086,564
3.500%, 02/15/2018	9,000,000	9,644,769
3.875%, 05/15/2018	2,000,000	2,174,376
3.750%, 11/15/2018	17,000,000	18,520,701
2.625%, 08/15/2020	5,000,000	5,221,485

Total U.S. Treasury Obligations
(cost $93,831,434)		97,734,071

	Shares	Value
Short-term Investments (2.39%)
JPMorgan U.S. Government Money Market Fund	17,414,403	$17,414,403

Total Short-term Investments
(cost $17,414,403)		17,414,403

TOTAL INVESTMENTS (99.46%)
(cost $706,356,908)		724,232,989
OTHER ASSETS, NET OF LIABILITIES (0.54%)		3,964,685

NET ASSETS (100.00%)		$728,197,674

(a)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $1,060,732 or 0.15% of net assets.

(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

142	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (93.86%)
Alabama (1.90%)
City of Trussville, Alabama, General Obligation Warrants, Series 2006-A (Prerefunded to 10-01-2015 @100) (b)	5.000%	10/01/2022	Aa2	$1,000,000	$1,035,510
City of Tuscaloosa, Alabama, General Obligation Warrants, Series 2010-A	4.750%	07/01/2024	Aa1	1,025,000	1,169,628
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2026	Aa2	500,000	577,600
City of Huntsville, Alabama, General Obligation Warrants, Series 2007-A (Prerefunded to 05-01-2017 @ 100) (b)	4.750%	05/01/2027	Aaa	2,000,000	2,193,800
City of Florence (Alabama), Water and Sewer Revenue Warrants, Series 2011	5.000%	08/15/2028	A1	940,000	1,071,196
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.125%	02/01/2030	Aa2	2,305,000	2,622,883
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2031	Aa2	1,000,000	1,142,390

					9,813,007

Alaska (1.20%)
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2020	A+	1,000,000	1,065,930
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	5.000%	12/01/2022	A+	2,220,000	2,554,154
Matanuska-Susitna Borough, Alaska, General Obligation School Bonds, 2009 Series A	5.000%	07/01/2029	Aa2	1,035,000	1,175,211
Matanuska-Susitna Borough, Alaska, General Obligation Transportation System Bonds, 2014 Series A	5.000%	08/01/2033	AA+	1,200,000	1,385,052

					6,180,347

Arizona (8.32%)
City of Glendale, Arizona, General Obligation Refunding Bonds, Series 2010	5.000%	07/01/2018	BBB+	1,900,000	2,078,258
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007)	4.500%	07/01/2021	Aa2	885,000	957,234
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2021	Aa2	1,140,000	1,346,306
Tucson Unified School District No. 1 of Pima County, Arizona, School Improvement Bonds, Project of 2004, Series C (2007)	4.500%	07/01/2021	A+	1,300,000	1,399,125
City of Phoenix, Civic Improvement Corporation, Senior Lien Wastewater System Revenue Refunding Bonds, Series 2008	5.500%	07/01/2023	Aa2	1,000,000	1,144,170
Scottsdale Unified School District No. 48 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series B (2012)	4.000%	07/01/2023	AA	1,000,000	1,087,420
Sedona-Oak Creek Joint Unified School District No. 9 of Coconino and Yavapai Counties, Arizona, School Improvement Bonds, Project of 2007, Series B (2009)	5.000%	07/01/2023	A+	1,460,000	1,659,801
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2023	Aa2	800,000	947,160
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2024	AA-	1,140,000	1,361,810
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	4.000%	07/01/2024	Aa2	300,000	328,404
Peoria Unified School District No. 11 of Maricopa County, Arizona, Refunding Bonds, Series 2012	4.000%	07/01/2025	Aa3	1,500,000	1,662,465
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2025	Aa2	1,100,000	1,202,575
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2025	AA-	2,000,000	2,378,500
Scottsdale Unified School District No. 48 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series B (2012)	4.250%	07/01/2025	AA	2,000,000	2,197,040
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2026	Aa2	500,000	544,850
Pima County, Arizona, General Obligation Bonds, Series 2012A	4.000%	07/01/2026	AA-	2,015,000	2,236,166
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2026	AA-	1,725,000	2,043,625
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009) (Bank Qualified)	5.000%	07/01/2027	A+	2,000,000	2,253,460
City of Phoenix, Arizona, Various Purpose General Obligation Bonds, Series 2012A	4.000%	07/01/2027	Aa1	2,000,000	2,200,780
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2027	AA-	1,000,000	1,179,430
Pinal County Community College District of Pinal County, Arizona, General Obligation Bonds, Project of 2008, Series B (2012)	4.500%	07/01/2027	AA-	2,480,000	2,700,819

See accompanying notes to financial statements.	143

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arizona (Cont.)
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011 Series A (2012)	4.000%	07/01/2028	Aa2	$4,165,000	$4,547,472
Pima County, Arizona, General Obligation Bonds, Series 2013A	4.000%	07/01/2028	AA-	3,000,000	3,286,860
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011 Series A (2012)	4.000%	07/01/2029	Aa2	2,000,000	2,176,580

					42,920,310

Arkansas (1.81%)
Beaver Water District of Benton and Washington Counties, Arkansas, Water Refunding Revenue Bonds, Series 2010	4.000%	11/15/2021	AA+	1,000,000	1,096,680
Conway School District No. 1 of Faulkner County, Arkansas Refunding Bonds (Prerefunded to 02-01-2015 @ 100) (b)	4.000%	02/01/2022	NR	1,270,000	1,273,353
Springdale School District No. 50 of Washington County, Arkansas Refunding and Construction Bonds, Series A	4.250%	06/01/2027	Aa2	1,500,000	1,595,505
Cabot School District No. 4 of Lonoke County, Arkansas, Refunding Bonds	3.500%	02/01/2028	NR	655,000	661,733
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2012B	5.000%	11/01/2029	Aa2	1,935,000	2,232,893
Rogers School District No. 30 of Benton County, Arkansas Refunding Bonds	4.000%	02/01/2030	NR	1,000,000	1,045,430
Rogers School District No. 30 of Benton County, Arkansas Refunding Bonds	4.000%	02/01/2031	NR	1,395,000	1,423,332

					9,328,926

California (2.17%)
Grossmont Healthcare District, San Diego County, California, General Obligation Bonds, 2006 Election, 2007 Series A	5.000%	07/15/2020	Aa2	900,000	992,394
City of Napa (Napa County California) Water Revenue Bonds, Series 2007 (Water System Improvement Projects)	4.500%	05/01/2022	AA-	560,000	604,419
Santa Barbara County, California, Santa Barbara Schools Financing Authority, 2007 General Obligation Revenue Bonds, Series B	4.750%	08/01/2024	Aa3	1,000,000	1,090,350
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2025	AA	885,000	964,854
Yosemite Community College District, (Stanislaus, Tuolumne, Calaveras, San Joaquin, Santa Clara and Merced Counties, California), Tax-Exempt General Obligation Bonds, Election of 2004, Series 2005A	5.000%	08/01/2025	AA-	210,000	215,500
Yosemite Community College District, (Stanislaus, Tuolumne, Calaveras, San Joaquin, Santa Clara and Merced Counties, California), Tax-Exempt General Obligation Bonds, Election of 2004, Series 2005A (Prerefunded to 08-01-2015 @ 100) (b)	5.000%	08/01/2025	Aa2	985,000	1,012,176
State of California, Various Purpose General Obligation Bonds	5.500%	03/01/2026	A+	1,300,000	1,477,229
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2026	AA	930,000	1,012,658
Marin Community College District, (Marin County, California), Election of 2004 General Obligation Bonds, Series C	4.250%	08/01/2027	AA	1,440,000	1,616,818
Ventura County Community College District (Ventura County, California) Election of 2002 General Obligation Bonds, Series C	5.500%	08/01/2029	Aa2	1,000,000	1,160,070
Santa Clara Unified School District, (Santa Clara County, California), General Obligation Bonds, Election of 2004, Series 2008	5.000%	07/01/2030	AA	1,000,000	1,060,850

					11,207,318

Colorado (1.65%)
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B (Prerefunded to 11-15-2015 @ 100) (b)	4.750%	11/15/2022	Aa2	250,000	259,815
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	4.000%	12/15/2022	Aa2	1,000,000	1,114,600
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2012B	3.000%	12/15/2024	AA	965,000	1,006,630
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	4.000%	12/15/2024	Aa2	1,350,000	1,486,431
Jefferson County School District No. R-1, (in Jefferson and Broomfield Counties, Colorado), General Obligation Refunding Bonds, Series 2012	3.500%	12/15/2024	AA-	395,000	432,766

144	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Colorado (Cont.)
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2009	5.000%	12/15/2025	AA	$1,185,000	$1,349,502
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	4.000%	12/15/2025	Aa2	1,385,000	1,513,847
City and County of Denver, Colorado, Master Resolution Water Revenue Bonds, Series 2012A	4.000%	12/15/2026	Aaa	1,230,000	1,332,201

					8,495,792

Connecticut (1.09%)
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Series C	4.000%	04/01/2021	Aaa	1,010,000	1,101,082
Town of Darien, Connecticut, General Obligation Refunding Bonds, Issue of 2012, Series B	2.000%	08/01/2022	Aaa	850,000	847,025
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	4.000%	06/15/2023	Aaa	1,230,000	1,309,298
Town of Bethel, Connecticut, General Obligation Bonds, Issue of 2009, Series A	4.000%	11/15/2026	AAA	950,000	982,889
Town of Bethel, Connecticut, General Obligation Sewer Bonds, Issue of 2009, Series B	4.000%	11/15/2026	AAA	620,000	641,464
City of Stamford, Connecticut, General Obligation Bonds, Issue of 2013	3.000%	02/01/2029	Aa1	750,000	758,730

					5,640,488

Delaware (1.02%)
The Delaware River and Bay Authority, Revenue Bonds, Refunding Series 2005 (Prerefunded to 01-01-2015 @ 100) (b)	5.000%	01/01/2021	A1	590,000	590,000
The Delaware River and Bay Authority, Revenue Bonds, Refunding Series 2005 (Prerefunded to 01-01-2015 @100) (b)	5.000%	01/01/2021	A	1,035,000	1,035,000
New Castle County, Delaware, General Obligation Bonds, Series 2012B	4.000%	07/15/2026	Aaa	2,045,000	2,270,523
The City of Wilmington, Delaware, General Obligation Bonds, Series of 2008A (Prerefunded to 12-01-2018 @ 100) (b)	5.000%	12/01/2028	Aa2	1,120,000	1,285,939
The City of Wilmington, Delaware, General Obligation Bonds, Series of 2008A	5.000%	12/01/2028	Aa2	50,000	56,204

					5,237,666

Florida (3.51%)
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2006A	4.200%	07/01/2021	Aa3	1,500,000	1,582,875
JEA Florida, Electric System Revenue Bonds, Series Three D-1	4.000%	10/01/2021	AA-	1,000,000	1,022,910
City of Fort Lauderdale, Florida, Water and Sewer Revenue Bonds, Series 2010	4.000%	03/01/2023	Aa1	765,000	830,507
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2024	Aa3	3,130,000	3,691,960
City of Winter Park, Florida, Water and Sewer Refunding and Improvement Revenue Bonds, Series 2009	4.250%	12/01/2024	AA-	1,000,000	1,091,850
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A	5.000%	10/01/2026	Aa2	400,000	469,204
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007	4.500%	06/01/2027	NR	1,000,000	1,060,280
City of Tallahassee, Florida, Consolidated Utility Systems Revenue Bonds, Series 2007	5.000%	10/01/2027	Aa1	1,700,000	1,876,256
State of Florida, State Board of Education, Public Education Capital Outlay Bonds, 2004 Series C	4.750%	06/01/2029	AAA	1,205,000	1,235,956
State of Florida, State Board of Education, Public Education Capital Outlay Bonds, 2004 Series C (Economically Defeased to 06-01-2015 @ 101) (b)	4.750%	06/01/2029	NR	795,000	817,268
Palm Beach County, Florida, Water and Sewer Revenue Refunding Bonds, Series 2013	5.000%	10/01/2029	Aaa	1,750,000	2,086,822
Palm Beach County, Florida, Water and Sewer Revenue Refunding Bonds, Series 2013	5.000%	10/01/2030	Aaa	1,960,000	2,330,479

					18,096,367

Georgia (1.21%)
Upper Oconee Basin Water Authority, Georgia, Revenue Refunding Bonds, Series 2005	5.000%	07/01/2023	Aa2	1,000,000	1,022,710
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Bonds, Series 2010	4.000%	08/01/2023	Aa2	320,000	351,267
Fulton County, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 2011	5.000%	01/01/2025	Aa3	2,000,000	2,346,760
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008	6.125%	09/01/2028	A1	1,000,000	1,168,050

See accompanying notes to financial statements.	145

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Georgia (Cont.)
Fayette County, Georgia, Water Revenue Bonds, Series 2009	4.750%	10/01/2029	Aa2	$1,205,000	$1,359,228

					6,248,015

Hawaii (0.45%)
State of Hawaii, Highway Revenue Bonds, Series 2008	6.000%	01/01/2029	Aa2	2,000,000	2,330,920

Idaho (1.08%)
School District No. 271 (Coeur d’Alene), Kootenai County, State of Idaho, General Obligation Bonds, Series 2012B	4.000%	09/15/2022	Aa2	2,280,000	2,568,899
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007 (Prerefunded to 08-01-2017 @ 100) (b)	4.750%	08/01/2024	AA	1,430,000	1,576,832
Bonneville County, State of Idaho, School District No. 91 (Idaho Falls), General Obligation Bonds, Series 2012A	5.000%	09/15/2028	Aa3	1,220,000	1,441,528

					5,587,259

Illinois (0.97%)
The Illinois State Toll Highway Authority, Toll Highway Senior Priority Revenue Bonds, 2005 Series A (Prerefunded to 07-01-2015 @ 100) (b)	4.125%	01/01/2020	Aa3	4,900,000	4,995,354

Indiana (0.24%)
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2025	Aa3	1,000,000	1,112,710
Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, 2008 Series A	6.250%	07/01/2033	Aaa	135,000	136,245

					1,248,955

Iowa (2.23%)
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2021	Aa2	350,000	376,744
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2012 (The State University of Iowa)	3.000%	07/01/2022	AA	1,510,000	1,605,840
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2023	Aa2	1,410,000	1,514,819
City of Des Moines, Iowa, General Obligation Bonds, Series 2008D	4.250%	06/01/2025	Aa2	1,015,000	1,058,361
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008 (The State University of Iowa)	4.750%	07/01/2028	AA	1,785,000	1,986,473
Ankeny Community School District, Polk County, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2029	Aa3	1,270,000	1,376,693
Des Moines Metropolitan, Wastewater Reclamation Authority, Sewer Revenue Refunding Bonds, Series 2013B	4.000%	06/01/2030	Aa3	3,400,000	3,598,696

					11,517,626

Kansas (2.02%)
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding Bonds, Series 2012-A	2.000%	10/01/2022	Aaa	4,065,000	4,080,325
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2027	Aaa	1,840,000	2,049,668
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2028	Aaa	2,460,000	2,735,692
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A	5.000%	10/01/2030	AA-	1,400,000	1,574,006

					10,439,691

Kentucky (1.58%)
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2019	Aa3	110,000	119,065
Northern Kentucky University, General Receipts Bonds, 2007 Series A	4.300%	09/01/2025	A1	2,700,000	2,894,400
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A (Prerefunded to 11-01-2016 @ 100) (b)	4.250%	11/01/2025	Aa1	1,000,000	1,069,340
Northern Kentucky University, General Receipts Bonds, 2007 Series A	4.300%	09/01/2026	A1	2,545,000	2,717,933

146	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Kentucky (Cont.)
Northern Kentucky Water District Revenue Bonds, 2013 Series A	4.125%	02/01/2031	Aa3	$1,255,000	$1,361,964

					8,162,702

Louisiana (0.05%)
Parish-Wide School District of Ascension Parish, Louisiana, General Obligation School Bonds, Series 2013	3.000%	03/01/2025	AA-	260,000	272,665

Maine (0.18%)
Town of Gorham, Maine, 2012 General Obligation Refunding Bonds	4.000%	11/01/2022	Aa2	815,000	916,720

Maryland (1.17%)
Howard County, Maryland, Consolidated Public Improvement Bonds, 2012 Series A	4.000%	02/15/2023	Aaa	1,845,000	2,044,131
Washington Suburban Sanitary District, Maryland, Water Supply Bonds of 2005 (Prerefunded to 06-01-2015 @ 100) (b)	5.000%	06/01/2023	Aaa	1,000,000	1,019,640
Howard County, Maryland, Metropolitan District Bonds, 2012 Series A	4.000%	02/15/2032	Aaa	2,790,000	2,977,042

					6,040,813

Massachusetts (1.03%)
Town of Carlisle, Massachusetts, General Obligation Municipal Purpose Loan of 2012 Bonds, Unlimited Tax	3.000%	11/15/2025	Aa1	465,000	478,871
Town of Carlisle, Massachusetts, General Obligation Municipal Purpose Loan of 2012 Bonds, Unlimited Tax	3.000%	11/15/2026	Aa1	215,000	219,876
Town of Carlisle, Massachusetts, General Obligation Municipal Purpose Loan of 2012 Bonds, Unlimited Tax	3.000%	11/15/2027	Aa1	190,000	192,860
Town of Georgetown, Massachusetts, General Obligation School Bonds	4.000%	05/01/2031	Aa2	900,000	967,293
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2014, Series A	5.000%	12/01/2034	Aa1	1,000,000	1,169,320
The Commonwealth of Massachusetts, Commonwealth Transportation Fund Revenue Bonds, (Accelerated Bridge Program), 2013 Series A	5.000%	06/01/2035	Aaa	2,000,000	2,297,920

					5,326,140

Michigan (4.95%)
Traverse City Area Public Schools, Counties of Grand Traverse, Leelanau and Benzie, State of Michigan, 2010 School Building and Site Bonds (General Obligation - Unlimited Tax)	3.500%	05/01/2020	AA-	1,000,000	1,084,260
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	5.000%	02/01/2023	AA-	720,000	833,062
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	5.000%	02/01/2024	AA-	225,000	259,502
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2024	A+	1,625,000	1,742,309
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax)	4.750%	05/01/2024	Aa2	1,000,000	1,083,830
Howell Public Schools, County of Livingston, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.250%	05/01/2025	A+	2,760,000	3,055,844
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2027	A+	1,600,000	1,698,304
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2027	Aa2	4,240,000	4,542,566
Birmingham Public Schools, County of Oakland, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2029	AA+	3,545,000	3,869,651
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A	5.000%	05/01/2029	A+	1,000,000	1,180,220
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A	5.000%	05/01/2030	A+	750,000	881,805
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A	5.000%	05/01/2031	A+	1,000,000	1,171,270

See accompanying notes to financial statements.	147

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Michigan (Cont.)
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2013 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2032	A+	$2,900,000	$3,079,075
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2013 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2033	A+	1,000,000	1,057,990

					25,539,688

Minnesota (0.87%)
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1	1,000,000	1,138,960
City of Rochester, Minnesota, General Obligation Waste Water Revenue Refunding Bonds, Series 2012A	4.000%	02/01/2026	Aaa	2,500,000	2,796,575
Independent School District No. 276, Minnetonka, Minnesota, General Obligation Refunding Bonds, Series 2013H	4.000%	02/01/2026	Aaa	500,000	554,495

					4,490,030

Mississippi (0.77%)
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	5.000%	03/01/2020	AA-	1,000,000	1,144,580
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	5.000%	03/01/2021	AA-	1,000,000	1,154,650
Madison County School District, Madison County, Mississippi, General Obligation Refunding Bonds, Series 2012	4.000%	04/15/2023	AA-	1,480,000	1,671,956

					3,971,186

Missouri (1.86%)
Missouri State Improvement and Energy Water Pollution Revenue, Series 2000B	5.625%	07/01/2016	Aaa	500,000	501,850
Parkway C-2 School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2009	4.625%	03/01/2025	AAA	1,000,000	1,113,380
School District of the City of Ladue, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2025	AAA	1,000,000	1,087,570
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	4.000%	03/01/2026	Aa1	2,490,000	2,752,072
Joplin Schools, Joplin, Missouri, General Obligation School Building Bonds, (Missouri Direct Deposit Program), Series 2012	4.000%	03/01/2028	A+	2,750,000	2,968,048
The School District of Springfield R-XII, Springfield, Missouri, General Obligation School Building Bonds, (Missouri Direct Deposit Program), Series 2013	5.000%	03/01/2032	AA	1,000,000	1,169,660

					9,592,580

Montana (0.45%)
State of Montana, General Obligation Bonds, (Drinking Water State Revolving Fund Program), Series 2005F	4.750%	07/15/2018	AA	315,000	322,009
School District No. 7 (Bozeman), Gallatin County, Montana, General Obligation School Building Bonds, Series 2013	4.000%	06/01/2023	Aa2	380,000	424,559
City of Billings, Montana, General Obligation Bonds, Series 2012	4.000%	07/01/2026	Aa2	265,000	292,891
City of Billings, Montana, General Obligation Bonds, Series 2012	4.000%	07/01/2027	Aa2	525,000	578,576
City of Billings, Montana, General Obligation Bonds, Series 2012	4.000%	07/01/2028	Aa2	655,000	718,509

					2,336,544

Nebraska (1.84%)
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	4.000%	12/15/2021	AA-	1,140,000	1,266,768
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2027	AA-	1,850,000	2,095,144
Omaha Public Power District (Nebraska) Electric System Revenue Bonds, 2008 Series A (Prerefunded to 02-01-2018 @ 100) (b)	5.500%	02/01/2028	Aa2	1,500,000	1,708,905

148	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Nebraska (Cont.)
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Bonds, Series 2012B	4.000%	01/15/2030	AA-	$1,930,000	$2,051,416
Hall County School District 0002, In the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014	5.000%	12/15/2032	AA-	2,000,000	2,371,860

					9,494,093

New Hampshire (0.11%)
New Hampshire Municipal Bond Bank, 2007 Series B Bonds	4.750%	08/15/2024	A1	500,000	538,205

New Jersey (3.97%)
Passaic Valley Sewer Commissioners, State of New Jersey, Sewer System Bonds, Series F	5.000%	12/01/2018	A2	1,300,000	1,303,809
The Board of Education of the Township of South Brunswick in the County of Middlesex, New Jersey, Refunding School Bonds	3.000%	12/01/2021	AA+	580,000	612,608
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2021	Aa2	1,205,000	1,298,990
The Board of Education of the Township of South Brunswick in the County of Middlesex, New Jersey, Refunding School Bonds	4.000%	12/01/2023	AA+	175,000	194,260
The County of Morris, New Jersey, General Obligation Bonds, Series 2012 B	2.000%	12/15/2023	Aaa	215,000	218,074
The Board of Education of the Borough of Haddon Heights in the County of Camden, New Jersey, Refunding School Bonds	3.000%	01/01/2024	AA-	715,000	757,757
The Board of Education of the Warren Hills Regional School District in the County of Warren, New Jersey, Refunding School Bonds, Series 2012	4.000%	02/15/2024	AA	1,390,000	1,515,531
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Refunding Bonds, Series 2012	4.000%	07/15/2024	AA	370,000	408,924
The Board of Education of the Township of North Brunswick in the County of Middlesex, New Jersey, Refunding School Bonds	4.250%	01/15/2025	AA	2,200,000	2,421,298
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Refunding Bonds, Series 2012	4.000%	07/15/2025	AA	1,390,000	1,528,208
The Board of Education of the Warren Hills Regional School District in the County of Warren, New Jersey, Refunding School Bonds, Series 2012	4.000%	02/15/2026	AA	1,485,000	1,602,092
The Board of Education of the Township of Bernards in the County of Somerset, New Jersey, Refunding School Bonds, Series 2013	4.000%	07/15/2026	AA+	850,000	942,522
Refunding School Bonds, Series 2012 B, The Board of Education of the Borough of Madison, in the County of Morris, New Jersey	4.000%	12/15/2026	AA	1,440,000	1,566,547
The Board of Education of the Somerset Hills School District in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2027	Aa1	1,110,000	1,212,819
The Board of Education of the Township of Wyckoff in the County of Bergen, New Jersey, Refunding School Bonds	4.000%	04/01/2027	AA+	1,415,000	1,557,674
The Board of Education of the Township of Bernards in the County of Somerset, New Jersey, Refunding School Bonds, Series 2013	4.000%	07/15/2027	AA+	630,000	696,030
Refunding School Bonds, Series 2012 B, The Board of Education of the Borough of Madison, in the County of Morris, New Jersey	4.000%	12/15/2027	AA	1,495,000	1,626,381
The Board of Education of the Somerset Hills School District in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2028	Aa1	920,000	1,000,187

					20,463,711

New Mexico (1.76%)
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012	3.000%	08/01/2022	AA	1,750,000	1,834,648
Las Cruces School District No. 2, General Obligation School Building Bonds, Series 2011A	4.000%	08/01/2023	Aa3	1,700,000	1,847,458
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2005 (Prerefunded to 07-01-2015 @ 100) (b)	4.400%	07/01/2024	Aa2	1,000,000	1,020,542
City of Albuquerque, New Mexico, General Obligation General Purpose Bonds, Series 2012A	4.000%	07/01/2024	Aa1	2,500,000	2,724,600
City of Santa Fe, New Mexico, Water Utility System / Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009A (Tax-Exempt)	5.000%	06/01/2025	AA+	470,000	536,162

See accompanying notes to financial statements.	149

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New Mexico (Cont.)
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2008A	5.000%	07/01/2030	Aa2	$1,000,000	$1,114,110

					9,077,520

New York (2.65%)
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2021	AA	865,000	894,739
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B (Prerefunded to 10-01-2015 @ 100) (b)	5.000%	04/01/2021	NR	135,000	139,774
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2021	AA	430,000	457,090
County of Suffolk, New York, Public Improvement Serial Bonds - 2009 Series C	4.000%	10/15/2021	A3	1,000,000	1,083,500
East Hampton Union Free School District, Suffolk County, New York, School District Serial Bonds - 2009	4.000%	06/15/2022	Aa1	1,285,000	1,397,116
Miller Place Union Free School District in the Town of Brookhaven, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	02/15/2025	Aa2	685,000	728,422
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2025	AA	510,000	539,131
County of Suffolk, New York, Public Improvement Serial Bonds - 2008 Series B	5.000%	11/01/2027	A3	1,000,000	1,123,880
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2030	Aa3	1,000,000	1,097,440
County of Saratoga, New York, General Obligations, Public Improvement (Serial) Bonds, Series 2009A	4.750%	07/15/2031	Aa2	950,000	1,038,825
County of Saratoga, New York, General Obligations, Public Improvement (Serial) Bonds, Series 2009A	4.750%	07/15/2032	Aa2	995,000	1,086,261
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Seventy-Ninth Series	5.000%	12/01/2032	Aa3	1,000,000	1,181,780
New York City, Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD	5.000%	06/15/2035	Aa2	2,500,000	2,921,850

					13,689,808

North Carolina (3.16%)
City of Fayetteville, North Carolina, Public Works Commission, Revenue Refunding Bonds, Series 2009A	5.000%	03/01/2024	Aa2	1,355,000	1,554,063
County of Wake, North Carolina, General Obligation Public Improvement Bonds, Series 2011	4.000%	04/01/2024	Aaa	2,000,000	2,238,360
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,265,000	1,388,464
State of North Carolina, General Obligation Public Improvement Bonds, Series 2010A	4.000%	05/01/2026	Aaa	1,000,000	1,110,030
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B	4.250%	07/01/2026	Aaa	1,500,000	1,683,660
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2026	Aa2	195,000	213,086
City of Raleigh, North Carolina, General Obligation Public Improvement Bonds, Series 2012B	4.000%	04/01/2027	Aaa	4,000,000	4,433,920
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B	5.000%	07/01/2027	Aaa	1,500,000	1,764,255
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2027	Aa2	300,000	327,345
City of Durham, North Carolina, General Obligation Bonds, Series 2012A	3.000%	07/01/2028	Aaa	455,000	469,815
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2008	5.000%	07/01/2038	Aaa	1,000,000	1,118,440

					16,301,438

North Dakota (0.27%)
West Fargo Public School District No. 6, Cass County, North Dakota, General Obligation School Building Bonds, Series 2011	4.000%	05/01/2026	Aa3	1,300,000	1,399,112

Ohio (3.87%)
Board of Education Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2022	Aaa	750,000	786,390
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	AA-	1,000,000	1,218,500

150	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Ohio (Cont.)
Columbus City School District, Franklin County, Ohio, School Facilities Construction and Improvement Bonds, Series 2009-B (General Obligation - Unlimited Tax) (Prerefunded to 12-01-2019 @ 100) (b)	5.000%	12/01/2023	Aa2	$1,000,000	$1,172,580
State of Ohio, Common Schools General Obligation Bonds, Series 2006D	4.300%	09/15/2025	Aa1	2,500,000	2,597,450
South-Western City School District, Franklin and Pickaway Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 2012 (General Obligation - Unlimited Tax)	4.000%	12/01/2025	AA-	1,315,000	1,436,361
Miami University, (A State University of Ohio), General Receipts Revenue and Refunding Bonds, Series 2011	5.000%	09/01/2026	Aa3	1,000,000	1,162,300
City of Columbus, Ohio, General Obligation Bonds, Various Purpose Unlimited Tax Bonds, Series 2012A	4.000%	02/15/2027	Aaa	1,500,000	1,654,980
Plain Local School District (Stark County), Ohio, General Obligation (Unlimited Tax), School Improvement Refunding Bonds, Series 2011A	4.500%	11/01/2027	AA-	2,000,000	2,177,260
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A	4.000%	12/01/2028	Aaa	2,520,000	2,781,778
Olentangy Local School District, Delaware and Franklin Counties, Ohio, Refunding Bonds, Series 2013B, (Tax-Exempt), (General Obligation-Unlimited Tax)	4.000%	12/01/2028	Aa1	1,870,000	2,033,588
Olentangy Local School District, Delaware and Franklin Counties, Ohio, Refunding Bonds, Series 2013B, (Tax-Exempt), (General Obligation-Unlimited Tax)	4.000%	12/01/2029	Aa1	1,680,000	1,820,767
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014	5.000%	11/01/2031	Aa3	960,000	1,118,294

					19,960,248

Oklahoma (1.49%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2013	4.000%	03/01/2023	AA	2,500,000	2,742,325
Oklahoma Turnpike Authority, Oklahoma Turnpike System, Second Senior Revenue Bonds, Series 2011B	5.000%	01/01/2026	Aa3	1,000,000	1,167,840
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2008	4.750%	05/01/2026	AA	1,165,000	1,244,942
City of Oklahoma City, Oklahoma, General Obligation Bonds, Series 2008	5.000%	03/01/2027	Aaa	400,000	444,648
Oklahoma Turnpike Authority, Oklahoma Turnpike System, Second Senior Revenue Bonds, Series 2011B	5.000%	01/01/2028	Aa3	770,000	897,820
Grand River Dam Authority, Revenue Bonds, Series 2014A	5.000%	06/01/2031	A1	1,000,000	1,180,740

					7,678,315

Oregon (3.17%)
City of Portland, Oregon, First Lien Water System Revenue and Refunding Bonds, 2010 Series A (Tax Exempt)	4.000%	05/01/2021	Aaa	1,070,000	1,179,161
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2022	Aa3	1,825,000	2,047,614
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2023	Aa3	1,375,000	1,541,238
City of Portland, Oregon, First Lien Water System Revenue Bonds, 2011 Series A	4.000%	05/01/2024	Aaa	1,500,000	1,643,595
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Series F (Tax Exempt)	4.625%	08/01/2024	Aa1	570,000	620,912
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Refunding Series G (Tax Exempt)	4.625%	08/01/2024	Aa1	330,000	359,476
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2009 Series A (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2024	Aa1	575,000	670,312
North Clackamas School District No. 12, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2014	5.000%	06/15/2029	A	3,585,000	4,331,218
Oregon Trail School District No. 46, Clackamas County, Oregon, General Obligation Bonds, Series 2009	5.000%	06/15/2029	A+	1,000,000	1,138,750
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2009 Series A (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2029	Aa1	940,000	1,095,814
State of Oregon, General Obligation Bonds, 2012 Series I, (ODOT Project - Tax-Exempt)	5.000%	05/01/2037	Aa1	1,500,000	1,719,105

					16,347,195

Pennsylvania (2.94%)
County of Berks, Pennsylvania, General Obligation Bonds, Series of 2013	5.000%	11/15/2025	Aa1	860,000	1,008,685

See accompanying notes to financial statements.	151

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Pennsylvania (Cont.)
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2026	Aa2	$2,575,000	$2,823,796
County of Chester, Commonwealth of Pennsylvania, General Obligation Bonds, Series of 2011	4.000%	11/15/2026	Aaa	1,465,000	1,614,327
County of Berks, Pennsylvania, General Obligation Bonds, Series of 2013	5.000%	11/15/2027	Aa1	950,000	1,109,648
County of Berks, Pennsylvania, General Obligation Bonds, Series of 2013	5.000%	11/15/2028	Aa1	995,000	1,158,618
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2029	AA	1,180,000	1,374,039
County of Northampton, Commonwealth of Pennsylvania, General Obligation Bonds, Series B of 2012 (Tax-Exempt)	5.000%	10/01/2030	AA	1,500,000	1,749,600
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2031	AA	1,055,000	1,222,165
The Municipal Authority, of the Borough of West View, (Allegheny County, Pennsylvania), Water Revenue Bonds, Series of 2014	5.000%	11/15/2031	AA	1,000,000	1,187,400
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2032	AA	1,660,000	1,918,080

					15,166,358

Rhode Island (0.76%)
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A (Prerefunded to 08-01-2017 @ 100) (b)	4.750%	08/01/2024	Aa2	1,000,000	1,102,680
Town of Westerly, Rhode Island, General Obligation Refunding Bonds, 2012 Series B	4.000%	08/15/2024	Aa2	2,050,000	2,276,812
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund Revenue Bonds, Series 2007 A (Pooled Loan Issue)	4.750%	10/01/2025	Aaa	500,000	547,345

					3,926,837

South Carolina (4.81%)
Renewable Water Resources, South Carolina, Sewer System Refunding Revenue Bonds, Series 2012	5.000%	01/01/2024	Aa3	2,500,000	2,929,800
School District of Beaufort County, South Carolina, General Obligation Refunding Bonds, Series 2012B	4.000%	03/01/2024	AA	1,800,000	2,001,978
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2010	4.500%	02/01/2025	AA	1,020,000	1,148,632
School District No. 1 of Richland County, South Carolina, General Obligation Bonds, Series 2006B (Prerefunded to 03-01-2017 @ 100) (b)	4.450%	03/01/2025	Aa2	1,500,000	1,623,660
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2026	AA-	2,620,000	2,932,802
South Carolina Public Service Authority, Revenue Obligations, Series 2008, Tax-Exempt Series A	5.375%	01/01/2028	A1	3,500,000	4,015,550
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2028	AA-	2,850,000	3,167,006
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Bonds, Series 2013A	4.000%	03/01/2028	AA-	1,525,000	1,695,114
City of Columbia, South Carolina, Waterworks and Sewer System Refunding Revenue Bonds, Series 2012	5.000%	02/01/2030	AA	1,000,000	1,168,820
Spartanburg Sanitary Sewer District, South Carolina, Sewer System Refunding Convertible Bonds, Series 2013B	5.000%	03/01/2032	A1	3,585,000	4,108,374

					24,791,736

Tennessee (3.43%)
City of Knoxville, Tennessee, Water System Revenue Bonds, Series U-2009	4.000%	03/01/2022	Aa2	175,000	189,896
Wilson County, Tennessee, General Obligation Refunding Bonds, Series 2012	5.000%	04/01/2023	AA	2,000,000	2,391,860
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program Bonds, 2008 Series B (Prerefunded to 05-01-2018 @ 100) (b)	4.750%	05/01/2023	AA	1,000,000	1,125,970
The Hallsdale-Powell Utility District of Knox County, Tennessee, Waterworks and Sewer Revenue Refunding Bonds, Series 2013	3.000%	04/01/2025	AA	1,260,000	1,287,997

152	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Tennessee (Cont.)
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Refunding Bonds, Series 2012	4.000%	07/01/2025	Aa2	$1,000,000	$1,114,840
State of Tennessee, General Obligation Bonds, 2012 Refunding Series A	4.000%	08/01/2025	AA+	5,000,000	5,616,900
State of Tennessee, General Obligation Bonds, 2007 Series A (Prerefunded to 10-01-2015 @ 100) (b)	4.500%	10/01/2025	AA+	425,000	438,694
City of Chattanooga, Tennessee, General Obligation Refunding Bonds, Series 2007A	4.750%	03/01/2026	AAA	2,250,000	2,425,725
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2008 Series A	4.750%	05/15/2026	AA+	1,175,000	1,309,408
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2031	Aa2	825,000	886,636
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2032	Aa2	850,000	910,979

					17,698,905

Texas (2.47%)
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A	5.000%	11/15/2026	Aa2	2,000,000	2,310,520
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008	5.750%	02/01/2027	Aa3	1,500,000	1,690,530
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building and Refunding Bonds, Series 2012	4.000%	02/15/2028	AA	2,000,000	2,144,340
New Braunfels Independent School District, (A political subdivision of the State of Texas located in Comal and Guadalupe Counties, Texas), Unlimited Tax School Building Bonds, Series 2008	5.000%	02/01/2029	AA	900,000	967,572
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2012	5.000%	02/15/2029	AA+	2,365,000	2,728,359
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building Bonds, Series 2013A	4.000%	02/15/2030	AA	1,000,000	1,085,730
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2012	5.000%	02/15/2031	AA+	1,565,000	1,795,822

					12,722,873

Utah (0.68%)
Board of Education of Canyons School District, Utah, General Obligation Bonds, (Utah School Bond Guaranty Program), Series 2011	4.000%	06/15/2023	Aaa	1,000,000	1,115,820
Board of Education of Alpine School District, Utah County, Utah, General Obligation School Building and Refunding Bonds, (Utah School Bond Guaranty Program), Series 2012B	3.000%	03/15/2024	Aa1	500,000	529,195
Jordan Valley Water Conservancy District, Water Revenue and Refunding Bonds, Series 2014A	5.000%	10/01/2029	AA+	500,000	571,335
Weber Basin Water Conservancy District, Water Revenue Bonds, Series 2013B	4.250%	04/01/2033	AA+	1,195,000	1,277,132

					3,493,482

Virginia (3.58%)
Fairfax County Water Authority, Water Refunding Revenue Bonds, Series 1997	5.000%	04/01/2021	Aaa	900,000	1,032,480
City of Salem, Virginia General Obligation Public Improvement Refunding Bonds Series 2007A	4.500%	01/01/2023	Aa3	520,000	544,149
General Obligation Public Improvement and Refunding Bonds, Series 2007 of the City of Hampton, Virginia	4.375%	01/15/2023	Aa1	1,550,000	1,662,251
Virginia Public School Authority, Special Obligation School Financing Bonds, Prince William County Series 2012	4.500%	07/15/2024	Aaa	3,285,000	3,793,715
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2006 A (Prerefunded to 08-01-2016 @ 100) (b)	4.500%	08/01/2024	Aa1	1,000,000	1,063,750
Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2011A	4.000%	12/01/2026	Aaa	1,395,000	1,533,258
City of Norfolk, Virginia, Water Revenue Bonds, Series 2013	5.000%	11/01/2029	Aa2	1,790,000	2,062,456
City of Norfolk, Virginia, Water Revenue Bonds, Series 2013	5.000%	11/01/2030	Aa2	1,880,000	2,160,214
City of Norfolk, Virginia, Water Revenue Bonds, Series 2013	5.000%	11/01/2031	Aa2	1,975,000	2,263,152
City of Norfolk, Virginia, Water Revenue Bonds, Series 2013	5.000%	11/01/2032	Aa2	2,075,000	2,371,206

					18,486,631

See accompanying notes to financial statements.	153

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Washington (4.28%)
Bethel School District No. 403, Pierce County, Washington, Unlimited Tax General Obligation Bonds, 2006 (Prerefunded to 06-01-2016 @ 100) (b)	5.000%	12/01/2020	Aa2	$1,420,000	$1,510,866
Bellevue School District No. 405, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2012B	3.000%	12/01/2023	AA+	5,000,000	5,348,650
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	5.000%	12/01/2025	AA	2,000,000	2,281,500
Bellevue School District No. 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	4.750%	12/01/2026	AA+	2,500,000	2,761,500
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2028	Aa2	680,000	760,294
College Place School District No. 250, Walla Walla County, Washington, Unlimited Tax General Obligation Bonds, Series 2012	4.250%	12/01/2028	A1	2,445,000	2,631,333
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.125%	01/01/2029	Aa2	445,000	498,622
Public Utility District No. 1 of Douglas County, Washington, Wells Hydroelectric Revenue and Refunding Bonds, Series 2005B (Non-AMT)	5.000%	09/01/2030	Aa3	900,000	924,075
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	5.000%	12/01/2030	Aa3	1,325,000	1,536,457
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2031	A1	2,205,000	2,546,047
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2014	5.000%	01/01/2032	Aa2	1,100,000	1,289,178

					22,088,522

West Virginia (3.14%)
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	5.000%	10/01/2022	A	2,200,000	2,613,930
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.250%	05/01/2027	AA	2,260,000	2,477,005
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	4.750%	10/01/2027	A	2,240,000	2,582,093
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.375%	05/01/2028	AA	2,350,000	2,586,810
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	4.750%	10/01/2028	A	2,595,000	2,982,563
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	5.000%	05/01/2030	AA	2,555,000	2,935,516

					16,177,917

Wisconsin (1.70%)
Fox Valley Technical College District, Wisconsin, General Obligation School Facilities Bonds, Series 2012C	3.000%	12/01/2023	Aaa	2,700,000	2,833,839
School District of Elbrook, Waukesha County, Wisconsin, General Obligation School Building and Improvement Bonds (Prerefunded to 04-01-2018 @ 100) (b)	5.000%	04/01/2028	Aaa	850,000	962,642
City of Oshkosh, Wisconsin, Storm Water Utility Revenue Bonds, Series 2013A	4.000%	05/01/2029	A1	2,495,000	2,626,636
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2032	A+	2,000,000	2,328,700

					8,751,817

Total Long-term Municipal Bonds
(cost $464,322,858)					484,191,832

154	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Short-term Investments (5.08%)
JPMorgan Tax Free Money Market Fund	26,223,122	$26,223,122

Total Short-term Investments
(cost $26,223,122)		26,223,122

TOTAL INVESTMENTS (98.94%)
(cost $490,545,980)		510,414,954
OTHER ASSETS, NET OF LIABILITIES (1.06%)		5,470,723

NET ASSETS (100.00%)		$515,885,677

(a)	Ratings are not audited and represent the lower of Moody’s or S&P issuer specific ratings.

(b)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government, U.S. Government Agency or other securities to support the timely payment of principal and interest.

NR – Not Rated

See accompanying notes to financial statements.	155

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Principal
	amount	Value
Short-term Investments (98.84%)
Agriculture, Foods, & Beverage (1.32%)
Coca-Cola Co. (a)
0.090%, 01/28/2015	$4,000,000	$3,999,730

Automotive (12.26%)
American Honda Finance Corp.
0.120%, 02/19/2015	10,850,000	10,848,228
0.130%, 02/23/2015	4,500,000	4,499,139
PACCAR Financial Corp.
0.110%, 01/16/2015	3,000,000	2,999,862
0.110%, 01/23/2015	1,896,000	1,895,873
Toyota Motor Credit Corp.
0.120%, 01/20/2015	6,000,000	5,999,620
0.130%, 02/04/2015	9,000,000	8,998,895
0.140%, 02/25/2015	1,895,000	1,894,595

		37,136,212

Chemicals (1.91%)
Praxair Inc.
0.070%, 01/15/2015	5,780,000	5,779,843

Computer Software & Services (5.06%)
Microsoft Corp. (a)
0.070%, 02/04/2015	12,621,000	12,620,166
0.090%, 02/09/2015	2,700,000	2,699,737

		15,319,903

Government Agency Securities (b) (33.48%)
Federal Home Loan Bank
0.085%, 02/04/2015	9,800,000	9,799,213
0.070%, 02/05/2015	11,000,000	10,999,251
0.082%, 02/06/2015	6,490,000	6,489,468
0.080%, 02/09/2015	35,445,000	35,441,928
0.095%, 02/20/2015	18,000,000	17,997,638
0.090%, 02/20/2015	2,000,000	1,999,737
0.080%, 02/23/2015	8,000,000	7,999,058
0.090%, 02/25/2015	2,000,000	1,999,725
0.050%, 03/02/2015	4,000,000	3,999,667
0.090%, 03/04/2015	3,000,000	2,999,535
0.115%, 03/06/2015	1,700,000	1,699,652

		101,424,872

Health Care (12.44%)
Abbott Laboratories (a)
0.090%, 01/20/2015	12,150,000	12,149,423
0.120%, 02/27/2015	4,745,000	4,744,097
Eli Lilly and Co. (a)
0.140%, 03/16/2015	14,789,000	14,784,744
Roche Holdings Inc. (a)
0.090%, 01/06/2015	6,000,000	5,999,925

		37,678,189

Machinery & Manufacturing (9.38%)
Caterpillar Finance Service Corp.
0.150%, 03/17/2015	15,185,000	15,180,255

	Principal
	amount	Value
Short-term Investments (Cont.)
Machinery & Manufacturing (Cont.)
John Deere Capital Corp. (a)
0.090%, 01/08/2015	$13,230,000	$13,229,768

		28,410,023

Media & Broadcasting (5.02%)
Walt Disney Co., The (a)
0.060%, 02/17/2015	15,222,000	15,220,808

Oil & Gas (5.25%)
Chevron Corp. (a)
0.090%, 01/13/2015	2,252,000	2,251,932
0.100%, 01/15/2015	1,560,000	1,559,939
0.090%, 01/27/2015	5,525,000	5,524,641
Exxon Mobil Corp.
0.130%, 02/04/2015	2,585,000	2,584,683
0.100%, 02/09/2015	4,000,000	3,999,567

		15,920,762

	Shares	Value
Registered Investment Companies (0.17%)
JPMorgan U.S. Government Money Market Fund	525,040	$525,040

	Principal amount	Value
U.S. Government Obligations (12.55%)
U.S. Treasury Bill
0.001%, 01/22/2015	$38,000,000	$37,999,978

Total Short-term Investments
(cost $ 299,415,360)		299,415,360

TOTAL INVESTMENTS (98.84%)
(cost $ 299,415,360)		299,415,360
OTHER ASSETS, NET OF LIABILITIES (1.16%)		3,511,308

NET ASSETS (100.00%)		$302,926,668

(a)	Securities exempt from registration under Section 4(a)(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid.

(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

156	See accompanying notes to financial statements.

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157

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$376,861,782	241,380,078	116,698,050

Investments in securities at market value	$497,502,177	278,410,588	137,866,860
Cash	—	—	—
Foreign currencies at value (cost $2,369,298)	—	—	—
Receivable for:
Dividends and interest	340,531	225,042	199,947
Shares of the Fund sold	349,852	195,879	138,403
Securities sold	4,429,861	952,061	1,966,727
SFIMC	31	—	8,219
Federal tax expense reimbursement	—	—	—
Variation margin on futures contracts	—	—	—
Unrealized gain on forward foreign currency contracts	—	—	1,142
Prepaid expenses	3,862	2,707	1,454

Total assets	502,626,314	279,786,277	140,182,752

Liabilities and Net Assets
Distributions to shareholders	—	754	2
Payable for:
Shares of the Fund redeemed	845,480	134,554	86,706
Securities Purchased	4,335,837	557,899	1,787,641
Variation margin on futures contracts	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	2,012
Due to bank	—	119,876	—
Due to bank on foreign currencies at value (cost $9,812)	—	—	9,760
Due to affiliates	475,646	362,007	212,632
Accrued liabilities	66,518	68,125	99,063

Total liabilities	5,723,481	1,243,215	2,197,816

Net assets applicable to shares outstanding of common stock	$496,902,833	278,543,062	137,984,936

Analysis of Net Assets
Paid-in-capital	$373,255,762	239,322,755	125,886,958
Accumulated net realized gain (loss)	2,979,140	2,185,404	(7,959,083)
Net unrealized appreciation (depreciation)	120,640,395	37,030,510	21,153,332
Accumulated undistributed net investment income (loss)	27,536	4,393	(1,096,271)

Net assets applicable to shares outstanding	$496,902,833	278,543,062	137,984,936

Fund shares outstanding:
Class A Shares	11,969,759	7,681,854	3,890,720
Class B Shares	326,081	1,159,596	942,980
Legacy Class A Shares	11,308,145	8,497,658	4,370,118
Legacy Class B Shares	885,191	1,122,696	955,711
Institutional Shares	24,066,928	3,868,350	1,780,484
Class R-1 Shares	239,405	298,520	225,808
Class R-2 Shares	1,459,737	1,034,542	588,399
Class R-3 Shares	232,318	236,537	191,653
Net assets applicable to shares outstanding:
Class A Shares	$116,411,057	90,692,003	41,341,186
Class B Shares	3,157,041	12,797,527	9,882,573
Legacy Class A Shares	114,464,504	98,127,628	46,863,887
Legacy Class B Shares	8,938,467	12,013,197	10,120,351
Institutional Shares	235,162,625	46,831,466	19,091,639
Class R-1 Shares	2,330,546	3,348,585	2,387,323
Class R-2 Shares	14,167,901	11,900,671	6,244,913
Class R-3 Shares	2,270,692	2,831,985	2,053,064
Net asset value:
Class A Shares	$9.73	11.81	10.63
Class B Shares	9.68	11.04	10.48
Legacy Class A Shares	10.12	11.55	10.72
Legacy Class B Shares	10.10	10.70	10.59
Institutional Shares	9.77	12.11	10.72
Class R-1 Shares	9.73	11.22	10.57
Class R-2 Shares	9.71	11.50	10.61
Class R-3 Shares	9.77	11.97	10.71
Maximum offering price:
Class A Shares	$10.24	12.43	11.19
Legacy Class A Shares	10.43	11.91	11.05

(a)	Relates to investments in affiliated investment companies.

(b)	Includes $384,796 pledged for open futures contracts.

158	See accompanying notes to financial statements.

S&P 500 Index Fund	Small Cap Index Fund	International Index Fund	Equity and Bond Fund		Bond Fund	Tax Advantaged Bond Fund	Money Market Fund

588,191,366	319,844,535	200,138,244	247,186,118	(a)	706,356,908	490,545,980	299,415,360

1,048,952,830	444,851,693	245,902,252	298,389,912	(a)	724,232,989	510,414,954	299,415,360
6,002	—	—	6,118,141		—	—	—
—	—	2,329,851 (b)	—		—	—	—

1,346,106	537,134	481,806	283,121		5,202,198	5,596,562	11
1,229,737	406,905	214,871	630,851		684,743	584,760	5,127,452
—	—	5,204	—		—	—	—
—	—	—	57,482		—	—	137,502
—	1,069	—	—		—	—	—
—	—	80,668	—		—	—	—
—	—	2,665	—		—	—	—
18,762	4,199	2,591	621		6,040	4,287	2,908

1,051,553,437	445,801,000	249,019,908	305,480,128		730,125,970	516,600,563	304,683,233

—	4,145	3	—		343,862	253,858	556

536,417	59,874	79,216	531,007		1,079,122	85,832	1,523,860
—	100,579	—	—		—	—	—
510,361	28,545	—	—		—	—	—
—	—	33,651	—		—	—	—
—	—	—	—		—	—	—
—	—	—	—		—	—	—
707,031	380,303	296,870	81,156		399,745	303,211	165,942
141,465	111,435	143,046	58,103		105,567	71,985	66,207

1,895,274	684,881	552,786	670,266		1,928,296	714,886	1,756,565

1,049,658,163	445,116,119	248,467,122	304,809,862		728,197,674	515,885,677	302,926,668

598,856,038	319,084,315	234,729,510	251,216,581		710,820,116	497,898,184	302,926,668
(11,035,332)	1,084,366	(30,279,161)	2,355,267		(498,523)	(1,881,481)	—
460,903,467	124,969,334	45,744,564	51,203,794		17,876,081	19,868,974	—
933,990	(21,896)	(1,727,791)	34,220		—	—	—

1,049,658,163	445,116,119	248,467,122	304,809,862		728,197,674	515,885,677	302,926,668

24,660,385	6,488,935	6,762,112	10,309,606		31,502,837	35,551,298	153,319,184
807,670	881,866	970,942	1,300,877		1,043,631	580,589	527,192
28,623,522	12,422,317	7,936,394	9,981,731		11,375,628	7,252,714	64,943,878
1,902,438	1,816,015	1,257,972	2,221,821		433,018	63,961	1,130,364
9,495,819	5,046,492	3,748,194	2,647,743		18,822,644		63,788,502
445,593	227,860	271,479	268,732		307,768		4,189,345
1,304,010	555,485	654,987	628,529		704,547		13,008,322
134,222	146,798	181,333	141,854		164,515		2,019,890

382,658,124	105,290,441	77,121,420	113,785,430		356,478,526	422,236,852	153,319,185
12,598,364	14,006,213	11,090,215	14,372,468		11,801,143	6,892,461	527,192
446,624,173	199,719,803	90,394,745	111,228,564		128,816,765	85,997,874	64,943,876
29,921,065	28,564,001	14,409,494	24,817,965		4,906,122	758,490	1,130,358
148,598,329	82,435,457	42,821,122	29,262,822		212,885,378		63,788,500
6,946,070	3,688,675	3,101,560	2,929,477		3,482,695		4,189,344
20,215,188	9,012,696	7,454,600	6,861,793		7,964,821		13,008,323
2,096,850	2,398,833	2,073,966	1,551,343		1,862,224		2,019,890

15.52	16.23	11.40	11.04		11.32	11.88	1.00
15.60	15.88	11.42	11.05		11.31	11.87	1.00
15.60	16.08	11.39	11.14		11.32	11.86	1.00
15.73	15.73	11.45	11.17		11.33	11.86	1.00
15.65	16.34	11.42	11.05		11.31		1.00
15.59	16.19	11.42	10.90		11.32		1.00
15.50	16.22	11.38	10.92		11.30		1.00
15.62	16.34	11.44	10.94		11.32		1.00

16.34	17.08	12.00	11.62		11.67	12.25	1.00
16.08	16.58	11.74	11.48		11.67	12.23	1.00

See accompanying notes to financial statements.	159

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund
Assets
Investments in securities in Master Portfolios	$1,210,105,576	2,000,823,024	1,885,920,330	1,381,482,105	257,003,477
Receivable for:
Shares of the Fund sold	2,358,898	3,184,823	4,153,234	2,593,838	594,788
SFIMC	76,087	125,767	118,328	86,920	16,114
Prepaid expenses	11,116	21,453	15,974	12,917	2,300

Total assets	1,212,551,677	2,004,155,067	1,890,207,866	1,384,175,780	257,616,679

Liabilities and Net Assets
Distributions to shareholders	417,449	349,456	170,394	185,109	305,049
Payable for:
Shares of the Fund redeemed	389,423	1,245,890	534,491	1,305,330	150,811
Investments in Master Portfolios	1,969,476	1,938,934	3,618,743	1,288,507	443,977
Due to affiliates	960,176	1,608,800	1,535,098	1,136,891	227,966
Accrued liabilities	79,352	117,437	143,126	143,259	60,766

Total liabilities	3,815,876	5,260,517	6,001,852	4,059,096	1,188,569

Net assets applicable to shares outstanding of common stock	$1,208,735,801	1,998,894,550	1,884,206,014	1,380,116,684	256,428,110

Analysis of Net Assets
Paid-in-capital	1,154,729,864	1,886,247,546	1,766,764,026	1,287,153,461	242,559,449
Accumulated net realized gain (loss)	20,366,572	44,673,114	32,546,582	22,751,168	(1,448,005)
Net unrealized appreciation (depreciation)	33,962,105	66,665,416	83,202,613	68,554,510	15,328,392
Accumulated undistributed net investment income (loss)	(322,740)	1,308,474	1,692,793	1,657,545	(11,726)

Net assets applicable to shares outstanding	$1,208,735,801	1,998,894,550	1,884,206,014	1,380,116,684	256,428,110

Fund shares outstanding:
Class A Shares	64,260,564	86,228,200	78,308,396	46,972,825	22,892,089
Class B Shares	1,040,639	2,357,594	2,921,312	2,895,749
Legacy Class A Shares	22,328,161	32,398,599	24,535,725	17,204,116
Legacy Class B Shares	722,718	1,606,697	1,458,532	1,324,376
Institutional Shares	7,780,394	13,976,039	14,935,514	17,195,978
Class R-1 Shares	540,889	1,262,162	1,760,512	1,211,325	526,110
Class R-2 Shares	1,892,657	4,161,573	3,558,143	2,870,813	1,097,707
Class R-3 Shares	145,706	316,330	294,135	278,374
Net assets applicable to shares outstanding:
Class A Shares	$780,724,374	1,212,026,622	1,153,687,402	719,071,491	239,382,293
Class B Shares	12,729,422	32,926,702	42,826,949	44,081,183
Legacy Class A Shares	277,547,044	453,913,781	362,124,518	264,314,566
Legacy Class B Shares	9,028,995	22,637,830	21,565,892	20,406,281
Institutional Shares	96,707,582	197,020,450	221,482,082	265,492,742
Class R-1 Shares	6,598,004	17,664,048	25,810,119	18,471,241	5,520,779
Class R-2 Shares	23,591,365	58,255,264	52,345,146	43,936,170	11,525,038
Class R-3 Shares	1,809,015	4,449,853	4,363,906	4,343,010
Net asset value:
Class A Shares	$12.15	14.06	14.73	15.31	10.46
Class B Shares	12.23	13.97	14.66	15.22
Legacy Class A Shares	12.43	14.01	14.76	15.36
Legacy Class B Shares	12.49	14.09	14.79	15.41
Institutional Shares	12.43	14.10	14.83	15.44
Class R-1 Shares	12.20	14.00	14.66	15.25	10.49
Class R-2 Shares	12.46	14.00	14.71	15.30	10.50
Class R-3 Shares	12.42	14.07	14.84	15.60
Maximum offering price:
Class A Shares	$12.79	14.80	15.51	16.12	11.01
Legacy Class A Shares	12.81	14.44	15.22	15.84

160	See accompanying notes to financial statements.

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STATE FARM MUTUAL FUND TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2014

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	S&P 500 Index Fund	Small Cap Index Fund
Investment Income: (a)
Dividends	$7,614,166	3,137,560	2,776,955	18,773,526	5,314,632
Interest	1,084	440	—	—	1,187
Securities lending - net	—	—	—	—	—
Tax-exempt interest	—	—	—	—	—

	7,615,250	3,138,000	2,776,955	18,773,526	5,315,819
Less: foreign withholding taxes	—	(3,246)	(263,587)	(2,184)	(3,029)
Portfolio expenses of Master Portfolios (c)	—	—	—	—	—

Total investment income	7,615,250	3,134,754	2,513,368	18,771,342	5,312,790
Expenses:
Investment advisory and management fees	2,711,996	2,207,192	1,149,710	1,699,561	1,414,148
Shareholder services fees	1,141,893	702,147	366,934	2,379,817	1,081,940
Distribution fees Class A	246,804	215,831	105,208	798,590	236,534
Distribution fees Class B	27,959	114,356	89,023	114,417	115,317
Distribution fees Legacy Class A	265,947	246,800	123,937	1,054,874	490,454
Distribution fees Legacy Class B	59,536	87,216	70,286	210,223	196,159
Distribution fees Class R-1	11,098	18,125	13,185	33,214	19,434
Distribution fees Class R-2	37,780	33,658	18,538	56,781	26,583
Regulatory fees	89,707	94,971	86,648	108,363	95,330
Reports to shareholders	90,313	90,828	51,448	237,078	153,028
Professional fees	42,684	40,731	57,031	45,126	46,604
Trustees’ fees and expenses	19,580	12,263	8,010	40,860	19,033
Custodian fees	6,659	16,709	130,200	23,066	62,803
Errors and omissions insurance	2,286	2,331	1,335	7,470	3,664
ICI dues	3,665	2,283	1,447	7,469	3,633
Securities valuation fees	1,300	1,674	15,085	3,440	18,774
Fidelity bond expense	292	298	34	964	545
License index fees	—	—	—	98,742	62,499

Total expenses	4,759,499	3,887,413	2,288,059	6,920,055	4,046,482
Less: expense reimbursement from affiliates (d)	(192)	(39)	(63,811)	—	(37,383)

Net expenses	4,759,307	3,887,374	2,224,248	6,920,055	4,009,099

Net investment income (loss)	2,855,943	(752,620)	289,120	11,851,287	1,303,691
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	45,475,600	25,327,970	3,255,863	3,360,660	21,761,147
Net realized gain (loss) from affiliated investment companies	—	—	—	—	—
Net realized gain (loss) on forward foreign currency contracts	—	—	4,933	—	—
Net realized gain (loss) on foreign currency transactions	—	—	(57,614)	—	(47)
Net realized gain (loss) on futures contracts	—	—	—	4,813,430	373,579
Change in net unrealized gain (loss) on open futures contracts	—	—	—	(558,994)	(257,596)
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	16,572,812	(13,371,353)	(13,023,152)	96,369,688	(6,105,521)

Net realized and unrealized gain (loss) on investments	62,048,412	11,956,617	(9,819,970)	103,984,784	15,771,562

Net change in net assets resulting from operations	$64,904,355	11,203,997	(9,530,850)	115,836,071	17,075,253

(a)	Components of investment income for the LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds reflect each Fund’s proportionate income from its Master Portfolio.

(b)	Relates to investments in affiliated investment companies.

(c)	Portfolio expenses of Master Portfolios for the LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds include the effect of expense reductions at the Master Portfolio level. See Note 7 under Expense Reduction Agreements.

(d)	For the Money Market Fund, this amount includes $1,501,993 of additional voluntary fee waivers from SFIMC and VP Management Corp. See Note 7 under Expense Reduction Agreements.

162	See accompanying notes to financial statements.

International Index Fund	Equity and Bond Fund		Bond Fund	Tax Advantaged Bond Fund	Money Market Fund	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund

10,229,887	4,311,891	(b)	—	—	—	9,409,114	20,061,655	24,934,140	21,887,495	4,317,855
122	—		22,054,744	5,656	215,412	16,438,220	21,701,815	13,939,920	6,546,850	555,182
—	—		—	—	—	150,443	252,183	239,053	193,100	33,419
—	—		—	16,784,416	—	—	—	—	—	—

10,230,009	4,311,891		22,054,744	16,790,072	215,412	25,997,777	42,015,653	39,113,113	28,627,445	4,906,456
(622,266)	—		—	—	—	—	—	—	—	—
—	—		—	—	—	(2,911,791)	(4,402,878)	(3,692,242)	(2,444,191)	(389,534)

9,607,743	4,311,891		22,054,744	16,790,072	215,412	23,085,986	37,612,775	35,420,871	26,183,254	4,516,922

1,256,583	—		696,350	490,525	300,307	4,001,312	6,520,635	6,103,181	4,477,507	766,937
663,983	7,183		1,750,121	1,226,312	764,478	2,879,570	4,709,480	4,414,081	3,241,772	558,119
190,231	238,389		847,060	998,736	226,190	1,782,749	2,746,949	2,592,368	1,619,090	510,999
99,294	117,581		77,740	44,269	3,432	109,127	317,859	408,188	415,032	—
245,721	264,606		324,873	208,465	103,307	704,946	1,116,541	889,088	646,427	—
106,892	159,103		38,285	5,420	8,383	71,001	174,024	161,511	150,197	—
17,730	13,663		17,792	—	17,960	33,434	88,514	131,906	95,172	25,830
23,371	18,188		23,472	—	26,627	66,716	156,333	142,891	117,843	28,677
88,577	94,096		93,123	65,687	128,067	123,901	154,746	142,308	126,959	49,516
130,503	79,776		100,449	31,642	64,442	119,918	224,889	249,022	230,781	76,056
75,292	39,032		60,414	58,123	44,666	60,367	70,192	72,614	58,502	43,592
11,910	12,183		30,256	21,351	13,467	49,785	72,488	73,615	50,450	9,505
156,038	4		12,928	5,300	3,519	2,274	2,597	2,667	2,590	2,597
2,179	2,250		5,364	4,628	2,634	9,620	15,322	14,719	12,595	1,356
2,312	—		7,910	5,787	3,170	9,786	15,637	13,410	4,415	1,224
18,178	—		82,640	78,658	5,466	—	—	—	—	—
264	289		700	689	340	624	2,157	1,268	1,432	140
113,635	—		—	—	—	—	—	—	—	—

3,202,693	1,046,343		4,169,477	3,245,592	1,716,455	10,025,130	16,388,363	15,412,837	11,250,764	2,074,548
(75,311)	(227,631)		—	—	(1,501,993)	(800,262)	(1,304,127)	(1,220,636)	(895,501)	(153,387)

3,127,382	818,712		4,169,477	3,245,592	214,462	9,224,868	15,084,236	14,192,201	10,355,263	1,921,161

6,480,361	3,493,179		17,885,267	13,544,480	950	13,861,118	22,528,539	21,228,670	15,827,991	2,595,761

(596,901)	30,569	(b)	(498,523)	(332,885)	—	53,520,019	106,913,042	119,303,547	100,762,603	14,162,476
—	2,339,293		—	—	—	—	—	—	—	—
(253,491)	—		—	—	—	—	—	—	—	—
(285,619)	—		—	—	—	—	—	—	—	—
457,893	—		—	—	—	—	—	—	—	—
(92,617)	—		—	—	—	—	—	—	—	—
(22,750,361)	23,842,427	(b)	20,745,958	27,470,772	—	(17,910,833)	(45,911,931)	(57,897,594)	(53,399,931)	(5,853,602)

(23,521,096)	26,212,289		20,247,435	27,137,887	—	35,609,186	61,001,111	61,405,953	47,362,672	8,308,874

(17,040,735)	29,705,468		38,132,702	40,682,367	950	49,470,304	83,529,650	82,634,623	63,190,663	10,904,635

See accompanying notes to financial statements.	163

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund
Years ended December 31,	2014	2013
From operations:
Net investment income (loss)	$2,855,943	2,128,208
Net realized gain (loss)	45,475,600	48,684,581
Change in net unrealized appreciation or depreciation	16,572,812	52,864,350

Net change in net assets resulting from operations	64,904,355	103,677,139
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(653,844)	(383,697)
Class B Shares	2	—
Legacy Class A Shares	(549,303)	(410,088)
Legacy Class B Shares	(2,781)	—
Institutional Shares	(1,784,801)	(1,352,171)
Class R-1 Shares	(5,709)	—
Class R-2 Shares	(63,053)	(37,122)
Class R-3 Shares	(15,167)	(11,898)

	(3,074,656)	(2,194,976)
Net realized gain:
Class A Shares	(1,472,685)	—
Class B Shares	(40,117)	—
Legacy Class A Shares	(1,389,481)	—
Legacy Class B Shares	(109,681)	—
Institutional Shares	(2,995,516)	—
Class R-1 Shares	(30,727)	—
Class R-2 Shares	(181,216)	—
Class R-3 Shares	(28,475)	—

	(6,247,898)	—

Total distributions to shareholders	(9,322,554)	(2,194,976)
From Fund share transactions:
Proceeds from shares sold	55,917,459	48,971,918
Reinvestment of distributions	5,597,982	1,126,025

	61,515,441	50,097,943
Less payments for shares redeemed	(39,161,431)	(47,218,254)

Net increase (decrease) in net assets from Fund share transactions	22,354,010	2,879,689

Total increase (decrease) in net assets	77,935,811	104,361,852

Net assets:
Beginning of period	418,967,022	314,605,170

End of period*	$496,902,833	418,967,022

* Including accumulated undistributed net investment income (loss)	$27,536	236,470

164	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		S&P 500 Index Fund		Small Cap Index Fund
2014	2013	2014	2013	2014	2013	2014	2013

(752,620)	(1,021,868)	289,120	722,265	11,851,287	9,781,628	1,303,691	762,981
25,327,970	45,105,988	3,203,182	11,231,471	8,174,090	5,662,058	22,134,679	21,076,629
(13,371,353)	23,987,615	(13,023,152)	9,654,432	95,810,694	188,027,238	(6,363,117)	95,048,629

11,203,997	68,071,735	(9,530,850)	21,608,168	115,836,071	203,470,924	17,075,253	116,888,239

—	(179,580)	(279,905)	(431,875)	(4,325,089)	(3,213,809)	(326,361)	(311,310)
—	—	(4,064)	(79,085)	(51,693)	(47,034)	—	—
—	(203,173)	(301,750)	(518,164)	(4,797,181)	(4,546,462)	(557,656)	(642,945)
—	—	(23,212)	(74,305)	(169,703)	(232,429)	(71)	16
—	(183,366)	(173,378)	(251,497)	(1,953,357)	(1,580,423)	(419,726)	(418,162)
—	—	(6,188)	(21,943)	(53,529)	(63,826)	—	(2,217)
—	(12,588)	(35,962)	(53,956)	(203,553)	(204,996)	(13,750)	(21,521)
—	(10,744)	(17,358)	(25,543)	(25,796)	(47,288)	(10,855)	(11,736)

—	(589,451)	(841,817)	(1,456,368)	(11,579,901)	(9,936,267)	(1,328,419)	(1,407,875)

(9,972,751)	(7,612,852)	—	—	—	—	(5,684,090)	(4,012,171)
(1,618,138)	(1,453,989)	—	—	—	—	(802,962)	(697,507)
(11,159,698)	(9,589,224)	—	—	—	—	(10,930,099)	(9,395,974)
(1,535,922)	(1,524,844)	—	—	—	—	(1,644,676)	(1,603,081)
(5,003,979)	(4,167,251)	—	—	—	—	(4,397,024)	(3,593,955)
(398,106)	(372,833)	—	—	—	—	(202,385)	(195,961)
(1,343,250)	(1,035,514)	—	—	—	—	(487,959)	(415,302)
(320,684)	(276,635)	—	—	—	—	(132,050)	(114,971)

(31,352,528)	(26,033,142)	—	—	—	—	(24,281,245)	(20,028,922)

(31,352,528)	(26,622,593)	(841,817)	(1,456,368)	(11,579,901)	(9,936,267)	(25,609,664)	(21,436,797)

38,145,769	41,411,942	16,205,763	17,900,304	197,656,682	161,059,741	53,870,573	52,313,794
24,204,100	19,969,684	571,862	916,368	11,520,238	9,714,877	20,674,251	17,129,145

62,349,869	61,381,626	16,777,625	18,816,672	209,176,920	170,774,618	74,544,824	69,442,939
(31,879,897)	(31,198,937)	(14,160,585)	(15,010,770)	(141,412,874)	(122,268,328)	(49,960,385)	(43,798,422)

30,469,972	30,182,689	2,617,040	3,805,902	67,764,046	48,506,290	24,584,439	25,644,517

10,321,441	71,631,831	(7,755,627)	23,957,702	172,020,216	242,040,947	16,050,028	121,095,959

268,221,621	196,589,790	145,740,563	121,782,861	877,637,947	635,597,000	429,066,091	307,970,132

278,543,062	268,221,621	137,984,936	145,740,563	1,049,658,163	877,637,947	445,116,119	429,066,091

4,393	—	(1,096,271)	(490,893)	933,990	737,296	(21,896)	77,845

See accompanying notes to financial statements.	165

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Index Fund
Years ended December 31,	2014	2013
From operations:
Net investment income (loss)	$6,480,361	4,145,798
Net realized gain (loss)	(678,118)	(557,989)
Change in net unrealized appreciation or depreciation	(22,842,978)	39,036,961

Net change in net assets resulting from operations	(17,040,735)	42,624,770
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(1,940,575)	(1,167,452)
Class B Shares	(210,372)	(149,510)
Legacy Class A Shares	(2,246,966)	(1,648,833)
Legacy Class B Shares	(291,884)	(223,618)
Institutional Shares	(1,168,972)	(831,141)
Class R-1 Shares	(64,927)	(49,183)
Class R-2 Shares	(178,176)	(118,024)
Class R-3 Shares	(55,845)	(41,545)

	(6,157,717)	(4,229,306)
Net realized gain:
Class A Shares	—	—
Class B Shares	—	—
Legacy Class A Shares	—	—
Legacy Class B Shares	—	—
Institutional Shares	—	—
Class R-1 Shares	—	—
Class R-2 Shares	—	—
Class R-3 Shares	—	—

	—	—

Total distributions to shareholders	(6,157,717)	(4,229,306)
From Fund share transactions:
Proceeds from shares sold	40,400,333	33,852,562
Reinvestment of distributions	4,776,911	3,236,650

	45,177,244	37,089,212
Less payments for shares redeemed	(28,561,149)	(26,902,215)

Net increase (decrease) in net assets from Fund share transactions	16,616,095	10,186,997

Total increase (decrease) in net assets	(6,582,357)	48,582,461

Net assets:
Beginning of period	255,049,479	206,467,018

End of period*	$248,467,122	255,049,479

* Including accumulated undistributed net investment income (loss)	$(1,727,791)	(1,521,667)

(a)	Relates to investments in affiliated investment companies.

166	See accompanying notes to financial statements.

Equity and Bond Fund		Bond Fund		Tax Advantaged Bond Fund		Money Market Fund
2014	2013	2014	2013	2014	2013	2014	2013

3,493,179 (a)	2,735,698 (a)	17,885,267	18,763,643	13,544,480	14,628,000	950	1,441
2,369,862 (a)	690,397 (a)	(498,523)	5,999,569	(332,885)	(1,504,075)	—	638
23,842,427 (a)	33,089,734 (a)	20,745,958	(52,708,997)	27,470,772	(36,142,742)	—	—

29,705,468	36,515,829	38,132,702	(27,945,785)	40,682,367	(23,018,817)	950	2,079

(1,341,091)	(905,308)	(8,527,005)	(9,236,804)	(11,052,549)	(12,025,308)	—	—
(92,521)	(81,676)	(253,508)	(262,297)	(161,505)	(159,560)	—	—
(1,345,233)	(1,142,774)	(3,274,797)	(3,617,701)	(2,311,345)	(2,338,117)	—	—
(204,450)	(182,520)	(125,160)	(241,722)	(19,849)	(105,015)	—	—
(422,023)	(329,295)	(5,438,552)	(5,055,448)	—	—	(922)	(1,384)
(27,394)	(20,882)	(78,345)	(94,328)	—	—	—	—
(76,969)	(58,552)	(187,586)	(198,912)	—	—	—	—
(21,845)	(19,140)	(49,264)	(56,431)	—	—	(28)	(57)

(3,531,526)	(2,740,147)	(17,934,217)	(18,763,643)	(13,545,248)	(14,628,000)	(950)	(1,441)

(201,183)	—	(53,329)	(2,471,793)	—	—	—	—
(25,663)	—	(1,774)	(88,031)	—	—	—	—
(195,407)	—	(19,383)	(970,585)	—	—	—	—
(43,777)	—	(735)	(54,819)	—	—	—	—
(51,685)	—	(31,864)	(1,371,827)	—	—	—	—
(5,234)	—	(524)	(28,354)	—	—	—	—
(12,524)	—	(1,196)	(60,590)	—	—	—	—
(2,794)	—	(279)	(13,428)	—	—	—	—

(538,267)	—	(109,084)	(5,059,427)	—	—	—	—

(4,069,793)	(2,740,147)	(18,043,301)	(23,823,070)	(13,545,248)	(14,628,000)	(950)	(1,441)

51,975,649	46,309,777	140,860,097	174,881,737	76,458,287	132,543,840	419,276,822	435,032,169
3,358,440	2,236,020	14,383,994	19,762,826	10,555,527	11,513,252	876	1,272

55,334,089	48,545,797	155,244,091	194,644,563	87,013,814	144,057,092	419,277,698	435,033,441
(31,988,445)	(29,658,674)	(129,665,194)	(208,585,482)	(75,397,711)	(198,045,807)	(433,933,192)	(405,879,625)

23,345,644	18,887,123	25,578,897	(13,940,919)	11,616,103	(53,988,715)	(14,655,494)	29,153,816

48,981,319	52,662,805	45,668,298	(65,709,774)	38,753,222	(91,635,532)	(14,655,494)	29,154,454

255,828,543	203,165,738	682,529,376	748,239,150	477,132,455	568,767,987	317,582,162	288,427,708

304,809,862	255,828,543	728,197,674	682,529,376	515,885,677	477,132,455	302,926,668	317,582,162

34,220	72,567	—	—	—	—	—	—

See accompanying notes to financial statements.	167

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Retirement Fund
Years ended December 31,	2014	2013
From operations:
Net investment income	$13,861,118	10,252,077
Net realized gain (loss)	53,520,019	48,971,853
Change in net unrealized appreciation or depreciation	(17,910,833)	(2,168,016)

Net change in net assets resulting from operations	49,470,304	57,055,914
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(8,845,329)	(6,037,193)
Class B Shares	(77,535)	(86,303)
Legacy Class A Shares	(3,252,717)	(2,770,990)
Legacy Class B Shares	(70,661)	(93,092)
Institutional Shares	(1,338,273)	(1,033,311)
Class R-1 Shares	(58,271)	(42,314)
Class R-2 Shares	(235,506)	(159,526)
Class R-3 Shares	(24,050)	(19,841)

	(13,902,342)	(10,242,570)
Net realized gain:
Class A Shares	(38,042,699)	(20,604,216)
Class B Shares	(617,574)	(397,537)
Legacy Class A Shares	(13,248,102)	(8,753,443)
Legacy Class B Shares	(429,019)	(452,148)
Institutional Shares	(4,594,050)	(2,777,502)
Class R-1 Shares	(320,500)	(193,079)
Class R-2 Shares	(1,121,850)	(616,862)
Class R-3 Shares	(86,327)	(52,928)

	(58,460,121)	(33,847,715)

Total distributions to shareholders	(72,362,463)	(44,090,285)
From Fund share transactions:
Proceeds from shares sold	261,777,605	295,530,879
Reinvestment of distributions	71,849,203	43,708,301

	333,626,808	339,239,180
Less payments for shares redeemed	(182,105,672)	(171,858,802)

Net increase (decrease) in net assets from Fund share transactions	151,521,136	167,380,378

Total increase (decrease) in net assets	128,628,977	180,346,007

Net assets:
Beginning of period	1,080,106,824	899,760,817

End of period*	$1,208,735,801	1,080,106,824

* Including accumulated undistributed net investment income (loss)	$(322,740)	(281,516)

168	See accompanying notes to financial statements.

LifePath 2020 Fund		LifePath 2030 Fund		LifePath 2040 Fund		LifePath 2050 Fund
2014	2013	2014	2013	2014	2013	2014	2013

22,528,539	18,235,008	21,228,670	18,683,507	15,827,991	14,966,804	2,595,761	2,319,111
106,913,042	100,980,029	119,303,547	108,924,954	100,762,603	88,429,037	14,162,476	12,588,191
(45,911,931)	22,020,585	(57,897,594)	50,778,737	(53,399,931)	56,145,868	(5,853,602)	11,358,503

83,529,650	141,235,622	82,634,623	178,387,198	63,190,663	159,541,709	10,904,635	26,265,805

(13,645,855)	(11,253,626)	(12,441,263)	(11,911,112)	(7,844,804)	(7,880,194)	(2,433,443)	(2,216,215)
(125,082)	(154,002)	(147,020)	(268,027)	(162,661)	(301,234)	—	—
(4,963,837)	(4,764,192)	(3,752,274)	(4,243,857)	(2,769,975)	(3,286,010)	—	—
(117,851)	(176,461)	(106,730)	(202,089)	(106,065)	(225,527)	—	—
(2,623,377)	(2,284,241)	(2,844,946)	(2,819,547)	(3,440,106)	(3,413,944)	—	—
(135,487)	(139,141)	(181,968)	(249,197)	(130,203)	(193,069)	(38,493)	(46,279)
(614,489)	(449,606)	(509,573)	(467,633)	(442,856)	(411,567)	(109,547)	(80,493)
(56,380)	(35,320)	(53,112)	(49,659)	(53,219)	(50,650)	—	—

(22,282,358)	(19,256,589)	(20,036,886)	(20,211,121)	(14,949,889)	(15,762,195)	(2,581,483)	(2,342,987)

(72,334,556)	(38,149,653)	(80,963,753)	(36,743,799)	(56,255,883)	(22,238,736)	(16,765,327)	(8,218,016)
(1,993,478)	(1,279,126)	(3,043,957)	(1,674,165)	(3,492,471)	(1,621,087)	—	—
(27,200,639)	(16,786,371)	(25,396,008)	(13,531,065)	(20,626,197)	(9,545,182)	—	—
(1,356,446)	(1,303,191)	(1,518,062)	(1,213,523)	(1,598,001)	(1,080,207)	—	—
(11,705,388)	(6,571,107)	(15,407,810)	(7,539,870)	(20,546,527)	(8,410,953)	—	—
(1,060,700)	(678,855)	(1,829,821)	(992,329)	(1,453,307)	(713,674)	(392,481)	(224,572)
(3,543,094)	(1,748,482)	(3,697,280)	(1,659,244)	(3,483,809)	(1,301,732)	(819,321)	(363,626)
(265,162)	(111,455)	(304,002)	(145,007)	(333,539)	(131,812)	—	—

(119,459,463)	(66,628,240)	(132,160,693)	(63,499,002)	(107,789,734)	(45,043,383)	(17,977,129)	(8,806,214)

(141,741,821)	(85,884,829)	(152,197,579)	(83,710,123)	(122,739,623)	(60,805,578)	(20,558,612)	(11,149,201)

439,512,967	400,567,875	411,045,784	371,404,810	306,556,039	254,817,840	94,979,639	70,535,523
141,462,951	85,627,637	152,019,822	83,568,710	122,559,004	60,719,636	20,253,495	10,929,799

580,975,918	486,195,512	563,065,606	454,973,520	429,115,043	315,537,476	115,233,134	81,465,322
(251,492,877)	(221,090,222)	(212,945,052)	(193,511,862)	(164,753,599)	(143,606,417)	(32,004,334)	(26,374,266)

329,483,041	265,105,290	350,120,554	261,461,658	264,361,444	171,931,059	83,228,800	55,091,056

271,270,870	320,456,083	280,557,598	356,138,733	204,812,484	270,667,190	73,574,823	70,207,660

1,727,623,680	1,407,167,597	1,603,648,416	1,247,509,683	1,175,304,200	904,637,010	182,853,287	112,645,627

1,998,894,550	1,727,623,680	1,884,206,014	1,603,648,416	1,380,116,684	1,175,304,200	256,428,110	182,853,287

1,308,474	1,062,293	1,692,793	501,009	1,657,545	779,443	(11,726)	(26,004)

See accompanying notes to financial statements.	169

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Mutual Fund Trust (the “Trust”) has 15 separate investment portfolios (the “Funds”). The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. Each Fund has its own investment objective, investment policies, restrictions, and attendant risks and is diversified as defined in the Investment Company Act of 1940. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Equity Fund (the “Equity Fund”) seeks long-term growth of capital. The Equity Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of large capitalization companies.

The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund”) seeks long-term growth of capital. The Fund primarily invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in common stock and other equity securities of small and mid-capitalization stocks issued by U.S. companies.

The State Farm International Equity Fund (the “International Equity Fund”) seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500® Index. The S&P 500 Index Fund pursues its investment objective by investing in substantially all of the securities that make up the S&P 500 Index. The S&P 500 Index tracks the common stock performance of 500 large U.S. companies.

The State Farm Small Cap Index Fund (the “Small Cap Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000® Small Stock Index (the “Russell 2000”). The Small Cap Index Fund pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The State Farm International Index Fund (the “International Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (the “EAFE® Free”). The International Index Fund selects a representative sample of the securities contained in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The State Farm Equity and Bond Fund (the “Equity and Bond Fund”) seeks long-term growth of principal while providing some current income. The Equity and Bond Fund invests in the Institutional shares of the State Farm Equity Fund and State Farm Bond Fund of the Trust.

The State Farm Bond Fund (the “Bond Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Fund typically invests 80% or more of its net assets (plus any borrowings for investment purposes) in investment grade bonds or bonds determined to be of comparable quality.

The State Farm Tax Advantaged Bond Fund (the “Tax Advantaged Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Tax Advantaged Bond Fund normally invests so that either (1) at least 80% of the Tax Advantaged Bond Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% or more of the Tax Advantaged Bond Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the “Money Market Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Money Market Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as The World Bank.

The State Farm LifePath® Retirement Fund (the “LifePath Retirement Fund”) seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Retirement Fund will be broadly diversified across global asset classes. The LifePath Retirement Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath Retirement Master Portfolio. The LifePath Retirement Master Portfolio and the LifePath Retirement Fund have substantially similar investment objectives.

The State Farm LifePath 2020® Fund (the “LifePath 2020 Fund”) seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2020 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time. The LifePath 2020 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2020 Master Portfolio. The LifePath 2020 Master Portfolio and the LifePath 2020 Fund have substantially similar investment objectives.

The State Farm LifePath 2030® Fund (the “LifePath 2030 Fund”) seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time. The LifePath 2030 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2030 Master Portfolio. The LifePath 2030 Master Portfolio and the LifePath 2030 Fund have substantially similar investment objectives.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The State Farm LifePath 2040® Fund (the “LifePath 2040 Fund”) seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time. The LifePath 2040 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2040 Master Portfolio. The LifePath 2040 Master Portfolio and the LifePath 2040 Fund have substantially similar investment objectives.

The State Farm LifePath 2050® Fund (the “LifePath 2050 Fund”) seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time. The LifePath 2050 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2050 Master Portfolio. The LifePath 2050 Master Portfolio and the LifePath 2050 Fund have substantially similar investment objectives.

Each LifePath Master Portfolio invests in a combination of equity, fixed income and short-term money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive asset allocation investment strategy that gradually becomes more conservative as the year in the LifePath Fund’s name approaches, except for the LifePath Retirement Master Portfolio that already is in its most conservative phase. The Underlying Funds include the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, collectively defined as the “Underlying Master Portfolios”.

The LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds are collectively defined as the “Feeder Funds”. The LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio are collectively defined as the “Master Portfolios”.

For more information about the Master Portfolios refer to the Master Investment Portfolio (“MIP”) section.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Multi-class Fund Structure

Each Fund, other than the Tax Advantaged Bond Fund and LifePath 2050 Fund, offers eight classes of shares. The Tax Advantaged Bond Fund offers four classes of shares: Class A, Legacy Class A, Class B and Legacy Class B. The LifePath 2050 Fund offers three classes of shares: Class A, Class R-1 and Class R-2. Except for new investments in the Money Market Fund, Class A and Legacy Class A shares are offered to investors subject to an initial sales charge. The maximum offering price for Class A shares of each Fund, other than the Money Market Fund, the Bond Fund and the Tax Advantaged Bond Fund, is computed by dividing the Net Asset Value (“NAV”) by 0.95. The maximum offering price for Class A shares of the Bond Fund and the Tax Advantaged Bond Fund is computed by dividing the NAV by 0.97. The maximum offering price for Legacy Class A shares of each Fund, other than the Money Market Fund, is computed by dividing the NAV by 0.97. Class B and Legacy Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A and Legacy Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B and Legacy Class B shares automatically convert to the corresponding Class A and Legacy Class A shares eight years after issuance. Institutional shares are offered to institutional investors, including certain insurance companies, defined contribution plans and defined benefit plans, and may be used as a funding vehicle for certain IRAs. Class R-1, R-2 and R-3 shares are available for purchase or exchange only by certain qualified purchasers as defined in the prospectus for Class R-1, R-2, and R-3 shares. Institutional, Class R-1, R-2 and R-3 shares are not subject to an initial sales charge or a contingent deferred sales charge.

Investment income and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of fair value of settled shares outstanding for the Bond, Tax Advantaged Bond and Money Market Funds and, indirectly, the Equity and Bond Fund, and relative net assets for all other Funds. Realized and unrealized gains and losses are borne pro rata on the basis of relative net assets for all Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in the payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

Fund Share Valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its NAV, plus an initial sales charge on the Class A and Legacy Class A shares. The offering price of the Money Market Fund and all Funds’ Class B, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares is the NAV. A separate NAV is calculated for each class of each Fund.

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually at 3:00 p.m., Central Time) on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Securities Valuation

All investments in securities are recorded at their fair value. For more information refer to Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Expenses arising in connection with a specific share class are allocated to that class. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes.

For more information refer to Note 6 Income Taxes and Distributions to Shareholders.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2014. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Investments in Master Portfolios

Each Feeder Fund records its investment in its Master Portfolio based upon each Feeder Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation policies relating to securities held by each Master Portfolio are disclosed in the MIP Notes to Financial Statements included elsewhere in this report.

Each Feeder Fund records daily its proportionate share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses.

For more information refer to Note 4 Investments in Master Portfolios.

Securities Purchased on a “When-issued” Basis

The Tax Advantaged Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Tax Advantaged Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment canceled. At December 31, 2014, the Tax Advantaged Bond Fund did not have any commitments for when-issued securities.

Short Sales

The S&P 500 Index Fund, Small Cap Index Fund and the International Index Fund may enter into covered short sale transactions to dispose of certain securities received as part of involuntary corporate actions (e.g., corporate mergers, spin-offs, distributions) that are no longer included in the respective benchmark indices. These transactions are designed to help minimize the impact these non-index securities have on the overall performance of these Funds.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Money Market Fund Reform

In July 2014, the Securities and Exchange Commission (“SEC”) adopted amendments to the rules under the Investment Company Act of 1940 governing the operations of registered money market funds such as the Money Market Fund. The amendments are generally intended to address circumstances in which money market funds may face heavy redemptions and to increase the transparency of risks associated with investments in money market funds. Money market funds are required to comply with the reform over the next two years. At this time, the Trust’s management is evaluating the impact these SEC adopted rules may have on the Trust’s financial statements, if any.

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible to the Funds for identical assets or liabilities.
•

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include SFIMC’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter (“OTC”) market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Non-feeder Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indices. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, ETFs, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including understanding a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets and liabilities as of December 31, 2014:

	Investments in Securities				Derivative Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity Fund					$—	$—	$—	$—
Common Stocks (a)	$486,456,279	$—	$—	$486,456,279
Short-term Investments	11,045,898	—	—	11,045,898
Small/Mid Cap Equity Fund					—	—	—	—
Common Stocks (a)	278,192,082	—	—	278,192,082
Short-term Investments	218,506	—	—	218,506
International Equity Fund					—	(870)	—	(870)
Common Stocks (a)	—	134,914,645	—	134,914,645
Preferred Stocks (a)	—	1,858,934	—	1,858,934
Short-term Investments	1,093,281	—	—	1,093,281
S&P 500 Index Fund					142,003	—	—	142,003
Common Stocks (a)	1,006,399,256	—	—	1,006,399,256
Short-term Investments	42,553,574	—	—	42,553,574
Small Cap Index Fund					(37,824)	—	—	(37,824)
Common Stocks (a)	441,916,851	17,537	21,537	441,955,925
Short-term Investments	2,120,882	774,886	—	2,895,768
International Index Fund					82,524	(30,986)	—	51,538
Common Stocks (a)	—	243,556,830	0	243,556,830
Preferred Stocks (a)	—	1,633,911	—	1,633,911
Short-term Investments	711,511	—	—	711,511
Equity and Bond Fund					—	—	—	—
Registered Investment Companies	298,389,912	—	—	298,389,912
Bond Fund					—	—	—	—
Corporate Bonds (a)	—	482,779,776	—	482,779,776
Agency Commercial
Mortgage-Backed Securities	—	67,333,583	—	67,333,583
Agency Mortgage-Backed Securities	—	51,207,420	—	51,207,420
Agency Notes & Bonds	—	7,763,736	—	7,763,736
U.S. Treasury Obligations	—	97,734,071	—	97,734,071
Short-term Investments	17,414,403	—	—	17,414,403

(a) Industry classification and/or country is disclosed in the Schedules of Investments.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Investments in Securities				Derivative Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Tax Advantaged Bond Fund					$—	$—	$—	$—
Long-term Municipal Bonds	$—	$484,191,832	$—	$484,191,832
Short-term Investments	26,223,122	—	—	26,223,122
Money Market Fund					—	—	—	—
Short-term Investments	525,040	298,890,320	—	299,415,360
LifePath Retirement Fund					—	—	—	—
Investments in securities in Master Portfolios	—	1,210,105,576	—	1,210,105,576
LifePath 2020 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	2,000,823,024	—	2,000,823,024
LifePath 2030 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	1,885,920,330	—	1,885,920,330
LifePath 2040 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	1,381,482,105	—	1,381,482,105
LifePath 2050 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	257,003,477	—	257,003,477
On December 31, 2013, substantially all of the common stocks and preferred stocks in the International Equity Fund and International Index Fund were valued at last traded price, because the Trust’s valuation procedures did not require the use of the independent statistical fair value service. On December 31, 2014, substantially all of the common stocks and preferred stocks in these Funds were fair valued using the independent statistical fair value service in accordance with valuation procedures approved by the Trust’s Board of Trustees, and were therefore valued using Level 2 inputs. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks and preferred stocks valued on December 31, 2014 at $136,773,579 were transferred from Level 1 to Level 2 in the International Equity Fund and $245,190,741 of common stocks and preferred stocks were transferred from Level 1 to Level 2 in the International Index Fund.

For the remaining Funds, there were no transfers of securities between Level 1 and Level 2 as of December 31, 2014 as compared to December 31, 2013.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Small Cap Index Fund Investments in Securities (a)
Balance as of December 31, 2013	$6,216
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(4,662)
Purchases	—
Issuances	21,537
Sales	—
Transfers in	—
Transfers out	(1,554)

Balance as of December 31, 2014	$21,537

(a) Using the end of the reporting period method for determining when transfers between levels are recognized.

For the Small Cap Index Fund, the total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2014 was $21,537.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2013 or for the year ended December 31, 2014. The remaining Funds (other than the Small Cap Index Fund, as noted above) did not hold any Level 3 securities as of December 31, 2013 or for the year ended December 31, 2014.

Derivative instruments, such as futures and foreign currency contracts, are valued at the unrealized appreciation (depreciation) of the instrument. For more information, see Note 5 Derivative Instruments.

4.	Investments in Master Portfolios

The Feeder Funds, through their investments in the Master Portfolios, are diversified, open-end management investment companies. The Feeder Funds invest all of their assets in the Master Portfolios.

The Master Portfolios are diversified, open-end management investment companies, each of which has an investment objective substantially similar to that of its corresponding Feeder Fund. The financial statements of each Master Portfolio, including Schedules of Investments, are included elsewhere in this report.

The performance of a Feeder Fund is directly affected by the performance of its corresponding Master Portfolio. In addition, the Feeder Funds, through their investments in the Master Portfolios (that in turn, invest in the Underlying Funds), are subject to the risks of the Underlying Funds. Financial statements for the Underlying Funds are available, without charge, on the SEC’s website at “http://www.sec.gov.” For more information on the Master Portfolios’ investment allocations among the Underlying Funds, please refer to the MIP section found later in this report.

The percentage ownership in the Master Portfolios held by the Feeder Funds as of December 31, 2014 is detailed below:

Feeder Fund	Invests in Master Portfolio	% ownership interest held by the Feeder Funds
LifePath Retirement Fund	LifePath Retirement Master Portfolio	76.10%
LifePath 2020 Fund	LifePath 2020 Master Portfolio	69.58%
LifePath 2030 Fund	LifePath 2030 Master Portfolio	69.78%
LifePath 2040 Fund	LifePath 2040 Master Portfolio	66.12%
LifePath 2050 Fund	LifePath 2050 Master Portfolio	58.48%

5.	Derivative Instruments

The S&P 500 Index Fund, Small Cap Index Fund and International Index Fund are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds entered into stock index futures contracts to gain exposure to market fluctuations, as the use of these instruments was more efficient or cost effective than actually buying the underlying securities. These contracts obligated those Funds to make or take delivery of a derivative instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared futures contracts. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bore the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds might not have been able to achieve the anticipated benefits of the futures contract and might realize a loss. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearing house, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. In an attempt to decrease exposure to this risk, both Funds engaged in transaction hedging and the International Index Fund engaged in portfolio hedging with the objective to protect against variations in exchange rates. Transaction hedging involved the purchase and sale of forward foreign currency contracts between trade date and settlement date on security transactions. Portfolio hedging involved selling forward foreign currency contracts with respect to the actual or anticipated portfolio security position denominated or quoted in the particular currency. Realized and unrealized gains and losses on forward foreign currency contracts are reflected in the Statements of Operations. Unrealized gains and losses on forward foreign currency contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedule of Investments. These Funds bore the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts, and as a result, might realize a loss.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2014, the fair value of derivative instruments, which are also disclosed in the Schedules of Investments, was as follows:

		Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	Value		Statements of Assets and Liabilities Location	Value
International Equity Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$1,142		Unrealized loss on forward foreign currency contracts	$2,012

Total			$1,142			$2,012

		Variation Margin;			Variation Margin;
S&P 500 Index Fund	Stock Index Futures Contracts	Analysis of Net Assets - Net Unrealized Appreciation	$142,003	(a)	Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$142,003			$—

		Variation Margin;			Variation Margin;
Small Cap Index Fund	Stock Index Futures Contracts	Analysis of Net Assets - Net Unrealized Appreciation	$—		Analysis of Net Assets - Net Unrealized Depreciation	$37,824	(a)

Total			$—			$37,824

International Index Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$2,665		Unrealized loss on forward foreign currency contracts	$33,651
		Variation Margin;			Variation Margin;
International Index Fund	Stock Index Futures Contracts	Analysis of Net Assets- Net Unrealized Appreciation	82,524	(a)	Analysis of Net Assets - Net Unrealized Depreciation	—

Total			$85,189			$33,651

(a) Represents cumulative unrealized gain (loss) of futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.

As of December 31, 2014, the effect of derivative instruments on the Statements of Operations was as follows:

	Derivatives not accounted for as hedging instruments	Amount of Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund		Futures	Forward Currency Contracts	Futures	Forward Currency Contracts
International Equity Fund	Forward Foreign Currency Contracts	$—	$4,933	$—	$22
S&P 500 Index Fund	Stock Index Futures Contracts	4,813,430	—	(558,994)	—
Small Cap Index Fund	Stock Index Futures Contracts	373,579	—	(257,596)	—
International Index Fund	Forward Foreign Currency Contracts	—	(253,491)	—	(34,114)
International Index Fund	Stock Index Futures Contracts	457,893	—	(92,617)	—

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2014, the average quarterly balance of outstanding derivative instruments was as follows:

	Futures Contracts		Foreign Currency Contracts
Fund	Average Number of Contracts Purchased	Average Notional Value of Contracts Purchased	Average Number of Contracts Purchased	Average U.S. Dollar Amount of Contracts Purchased	Average Number of Contracts Sold	Average U.S. Dollar Amount of Contracts Sold
International Equity Fund	—	$—	6	$791,543	5	$996,115
S&P 500 Index Fund	318	30,649,653	—	—	—	—
Small Cap Index Fund	60	6,930,097	—	—	—	—
International Index Fund	89	5,822,055	2	316,000	6	2,542,571

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, the International Equity Fund and International Index Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including certain forward foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements differ by type of derivative. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts). For financial reporting purposes, cash and non-cash collateral that has been pledged to cover obligations of a Fund, if any, are noted in the Schedules of Investments. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities is based on contractual netting/set-off provisions in the ISDA Master Agreement; however, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable.

For financial reporting purposes, the International Index Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The remaining Funds have not invested in any portfolio securities or entered into any derivative transactions with gross exposures on the Statements of Assets and Liabilities that could be netted subject to netting agreements as of December 31, 2014.

As of December 31, 2014, the International Index Fund’s derivative assets and liabilities (by type) were as follows:

Derivatives Instruments:	Assets	Liabilities
Futures contracts	$80,668	$—
Forward foreign currency contracts	2,665	33,651

Total derivative assets and liabilities in the Statements of Assets and Liabilities	83,333	33,651
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	83,333	554

Total assets and liabilities subject to a MNA	$—	$33,097

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2014, the International Index Fund’s derivative liabilities by counterparty, net of amounts available for offset under a MNA, were as follows:

Counterparty	Derivative Liabilities subject to a MNA	Derivatives Available for Offset	Net Amount of Derivative Liabilities (a)
Morgan Stanley and Co. Inc.	$(28,440)	$—	$(28,440)
UBS AG	(3,751)	—	(3,751)
Goldman Sachs Capital Markets LP	(906)	—	(906)

Total	$(33,097)	—	$(33,097)

(a) Net amount represents the net amount payable by the Fund to the counterparty in the event of a default.

6.	Income Taxes and Distributions to Shareholders

As of December 31, 2014, the Trust’s management has completed a review of uncertain tax positions taken by the Funds and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of December 31, 2014, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2014, aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes for certain Funds were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Fund	$377,601,608	$124,135,160	$(4,234,591)	$119,900,569
Small/Mid Cap Equity Fund	242,080,931	45,692,281	(9,362,624)	36,329,657
International Equity Fund	119,340,344	23,785,365	(5,258,849)	18,526,516
S&P 500 Index Fund	588,395,218	470,066,229	(9,508,617)	460,557,612
Small Cap Index Fund	319,998,549	163,603,489	(38,750,345)	124,853,144
International Index Fund	204,731,538	70,955,503	(29,784,789)	41,170,714
Equity and Bond Fund	247,186,118	51,203,794	—	51,203,794
Bond Fund	706,356,908	21,704,181	(3,828,100)	17,876,081
Tax Advantaged Bond Fund	490,545,980	20,671,459	(802,485)	19,868,974
Money Market Fund	299,415,360	—	—	—

The differences, if any, between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Master Portfolios are organized as partnerships for federal income tax purposes. Information relating to the cost of investments, gross and net unrealized appreciation (depreciation) and other tax matters for the Master Portfolios may be found in the MIP Schedules of Investments which are included in this report.

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund and LifePath 2050 Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund and Money Market Fund declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

The LifePath Retirement Fund declares and distributes dividends quarterly and capital gain distributions, if any, at least annually.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

After utilizing capital loss carryforwards to offset realized capital gains in 2014, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. As of December 31, 2014, if not applied, the carryforwards will expire as follows:

		Non Expiring		Year of Expiration
	Utilized	Short-term	Long-term	2016	2017	2018	Total
Equity Fund	$35,416,336	$—	$—	$—	$—	$—	$—
International Equity Fund	4,422,530	—	—	—	3,362,302	2,909,152	6,271,454
S&P 500 Index Fund	6,374,605	—	—	—	597,033	10,032,679	10,629,712
International Index Fund	—	—	10,187,406	5,140,621	7,747,891	4,077,752	27,153,670
Bond Fund	—	—	498,523	—	—	—	498,523
Tax Advantaged Bond Fund	—	1,263,864	617,617	—	—	—	1,881,481

Capital losses incurred on or after January 1, 2011 are permitted to carry forward indefinitely. These losses must be utilized prior to losses incurred before January 1, 2011. Therefore, any losses incurred prior to 2011 may be more likely to expire unused.

As of December 31, 2014, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Equity Fund	$27,536	$3,785,420	$119,900,569	$(66,454)	$123,647,071
Small/Mid Cap Equity Fund	349,224	3,774,178	36,329,657	(1,232,752)	39,220,307
International Equity Fund	279,305	—	18,512,659	(6,693,986)	12,097,978
S&P 500 Index Fund	874,222	—	460,557,615	(10,629,712)	450,802,125
Small Cap Index Fund	312,527	866,132	124,853,145	—	126,031,804
International Index Fund	119,057	—	41,141,428	(27,522,873)	13,737,612
Equity and Bond Fund	34,220	2,355,267	51,203,794	—	53,593,281
Bond Fund	—	—	17,876,081	(498,523)	17,377,558
Tax Advantaged Bond Fund	—	—	19,868,974	(1,881,481)	17,987,493
Money Market Fund	—	—	—	—	—
LifePath Retirement Fund	3,948,490	3,060,489	46,996,958	—	54,005,937
LifePath 2020 Fund	5,744,601	5,426,770	101,475,633	—	112,647,004
LifePath 2030 Fund	4,480,785	7,208,434	105,752,769	—	117,441,988
LifePath 2040 Fund	2,969,596	6,301,095	83,692,532	—	92,963,223
LifePath 2050 Fund	247,817	1,087,382	12,533,462	—	13,868,661

The difference between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2014 relates to one or more of the following: short-term capital gains, forward foreign currency contracts, mark-to-market of Passive Foreign Investment Companies (“PFICs”), post-October loss deferrals, return of capital transactions, and nondeductible start-up expenses.

From November 1, 2014 through December 31, 2014, the Equity Fund incurred $66,454 in realized losses, the Small/Mid Cap Equity Fund incurred $1,232,752 in realized losses, the International Equity Fund incurred $422,532 in realized losses and the International Index Fund incurred $335,105 in specified losses and $34,098 in realized losses. As permitted by the Internal Revenue Code, the Funds intend to elect to defer these losses and treat them as arising on January 1, 2015.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, net operating losses, the timing of Fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2014, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Accumulated Undistributed Net Investment Income (Loss)
Equity Fund	$—	$(9,779)	$—	$9,779
Small/Mid Cap Equity Fund	5,456	(762,469)	—	757,013
International Equity Fund	—	52,681	—	(52,681)
S&P 500 Index Fund	(2)	74,694	—	(74,692)
Small Cap Index Fund	—	75,013	—	(75,013)
International Index Fund	(20)	528,788	—	(528,768)
Bond Fund	(49,347)	397	—	48,950
Tax Advantaged Fund	(632)	(136)	—	768
Money Market Fund	638	(638)	—	—

The tax character of distributions was designated as follows for the years ended December 31, 2014 and December 31, 2013, respectively:

2014	Tax Exempt Income	Ordinary Income	Long- term Capital Gain	Total
Small Cap Index Fund	$—	$3,470,759	$22,138,905	$25,609,664
Tax Advantaged Bond Fund	13,540,559	4,689	—	13,545,248
LifePath Retirement Fund	—	24,502,511	47,859,952	72,362,463
LifePath 2020 Fund	—	42,931,794	98,810,027	141,741,821
LifePath 2030 Fund	—	44,197,388	108,000,191	152,197,579
LifePath 2040 Fund	—	35,239,905	87,499,718	122,739,623
LifePath 2050 Fund	—	5,538,543	15,020,069	20,558,612

2013	Tax Exempt Income	Ordinary Income	Long- term Capital Gain	Total
Small Cap Index Fund	$—	$2,917,895	$18,518,902	$21,436,797
Tax Advantaged Bond Fund	14,623,258	4,742	—	14,628,000
LifePath Retirement Fund	—	17,579,941	26,510,344	44,090,285
LifePath 2020 Fund	—	36,494,091	49,390,738	85,884,829
LifePath 2030 Fund	—	34,085,772	49,624,351	83,710,123
LifePath 2040 Fund	—	21,141,028	39,664,550	60,805,578
LifePath 2050 Fund	—	5,166,805	5,982,396	11,149,201

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statement of Changes in Net Assets for the years ended December 31, 2014 and December 31, 2013.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

7.	Fees and Other Transactions with Affiliates

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC, which serves as the Trust’s investment adviser and conducts the business and affairs of the Trust. Each Fund pays SFIMC an investment advisory and management services fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to SFIMC monthly. The rates for the Feeder Funds include the fee for BlackRock Fund Advisors (“BlackRock”) investment advisory services to the Master Portfolios.

Equity Fund	0.60%	Tax Advantaged Bond Fund	0.10%
Small/Mid Cap Equity Fund	0.80%	Money Market Fund	0.10%
International Equity Fund	0.80%	LifePath Retirement Fund	0.70%
S&P 500 Index Fund	0.18%	LifePath 2020 Fund	0.70%
Small Cap Index Fund (a)	0.33%	LifePath 2030 Fund	0.70%
International Index Fund (a)	0.48%	LifePath 2040 Fund	0.70%
Equity and Bond Fund	None	LifePath 2050 Fund	0.70%
Bond Fund	0.10%

(a) Through September 30, 2013, investment advisory and management services for the Small Cap Index Fund and International Index Fund were 0.35% and 0.50% of average daily net assets, respectively.

SFIMC does not receive an investment advisory and management services fee for performing its services for the Equity and Bond Fund. However, SFIMC receives investment advisory and management services fees from managing the underlying funds into which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to SFIMC to acquire shares of each Fund in which it invests. Because the underlying funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Equity Fund; Bridgeway and Rainier Investment Management, LLC (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund; BlackRock as the investment sub-adviser to provide day-to-day portfolio management for the S&P 500 Index Fund; and Northern Trust Investments, Inc. (“Northern Trust”) as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and International Index Fund.

In accordance with the investment objective of the Fund or Funds each sub-advises, Bridgeway, Westwood, Rainier, Marsico, Northern Cross, BlackRock, and Northern Trust determine which securities to buy and sell, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, BlackRock’s, and Northern Trust’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

For the year ended December 31, 2014, the following fees were earned by Bridgeway, Westwood, Rainier, Marsico, Northern Cross, BlackRock and Northern Trust for providing sub-advisory services (although not all amounts indicated were paid during that period):

	Bridgeway	Westwood	Rainier	Marsico	Northern Cross	BlackRock	Northern Trust
Equity Fund	$951,032	$762,849	$—	$—	$—	$—	$—
Small/Mid Cap Equity Fund	809,379	—	790,308	—	—	—	—
International Equity Fund	—	—	—	361,047	428,894	—	—
S&P 500 Index Fund	—	—	—	—	—	170,263	—
Small Cap Index Fund	—	—	—	—	—	—	382,928
International Index Fund	—	—	—	—	—	—	249,418

Total Sub-Advisory Fees	$1,760,411	$762,849	$790,308	$361,047	$428,894	$170,263	$632,346

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Distribution and Shareholder Services Agreements

The Trust has entered into a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with State Farm VP Management Corp. (“VP Management Corp.”). Under terms of this plan, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts (not all Funds offer all classes shown):

	Class A	Class B	Legacy Class A	Legacy Class B	Class R-1	Class R-2
Small/Mid Cap Equity Fund (a)	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%
International Equity Fund (b)	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%
Small Cap Index Fund (c)	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%
International Index Fund (d)	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%
Equity and Bond Fund (e)	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%
Bond Fund	0.25%	0.65%	0.25%	0.65%	0.50%	0.30%
Tax Advantaged Bond Fund	0.25%	0.65%	0.25%	0.65%
Money Market Fund	0.15%	0.55%	0.15%	0.55%	0.40%	0.20%
LifePath Retirement Fund (f)	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%
All Other Funds	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%

(a)       For the period July 1, 2013 through November 10, 2013, the distribution and service (12b-1) fees for the Small/Mid Cap Equity Fund Class B shares were 0.60% of average daily net assets. For the period November 11, 2013 through April 7, 2014, the distribution and service (12b-1) fees for the Small/Mid Cap Equity Fund Class B shares were 0.50% of average daily net assets.

(b)       For the period January 1, 2013 through April 7, 2014, the distribution and service (12b-1) fees for the International Equity Fund Class B shares were 0.60% of average daily net assets.

(c)       For the period October 1, 2013 through November 10, 2013, the distribution and service (12b-1) fees for the Small Cap Index Fund Class B shares were 0.65% of average daily net assets. For the period November 11, 2013 through December 8, 2013, the distribution and service (12b-1) fees for the Small Cap Index Fund Class B shares were 0.45% of average daily net assets. For the period December 9, 2013 through December 31, 2013, the distribution and service (12b-1) fees for the Small Cap Index Fund Class B shares were 0.00% of average daily net assets. For the period January 1, 2014 through April 7, 2014, the distribution and service (12b-1) fees for the Small Cap Index Fund Class B shares were 0.45% of average daily net assets.

(d)       For the period July 1, 2013 through November 10, 2013, the distribution and service (12b-1) fees for the International Index Fund Class B shares were 0.65% of average daily net assets. For the period November 11, 2013 through April 7, 2014, the distribution and services (12b-1) fees for the International Index Fund Class B shares were 0.45% of average daily net assets.

(e)       For the period July 1, 2013 through April 7, 2014, the distribution and service (12b-1) fees for the Equity and Bond Fund Class B shares were 0.65% of average daily net assets.

(f)       For the period January 1, 2013 through April 7, 2014, the distribution and service (12b-1) fees for the LifePath Retirement Fund Class B shares were 0.55% of average daily net assets.

The annual fee amount is payable to VP Management Corp. by each Fund only to the extent VP Management Corp. has incurred distribution expenses to be reimbursed. Any distribution expenses incurred by VP Management Corp. and not otherwise reimbursed by the Funds under the distribution plan can be carried forward and reimbursed in a later time period in amounts not to exceed the annual fee percentages outlined above. At December 31, 2014, VP Management Corp. had not been reimbursed for the following amounts (the TOTAL below is the cumulative amount of unreimbursed distribution expenses incurred since the commencement of operations of the Trust, although the total amount incurred by Fund depends upon the timing of commencement of the applicable section of the distribution plan for each such Fund and its classes):

Equity Fund	$10,156,128	Tax Advantaged Bond Fund	$16,340,946
Small/Mid Cap Equity Fund	9,926,075	Money Market Fund	15,617,982
International Equity Fund	7,189,457	LifePath Retirement Fund	18,609,943
S&P 500 Index Fund	31,700,362	LifePath 2020 Fund	38,192,372
Small Cap Index Fund	16,306,969	LifePath 2030 Fund	29,600,257
International Index Fund	11,244,710	LifePath 2040 Fund	20,566,839
Equity and Bond Fund	12,553,918	LifePath 2050 Fund	1,604,817

Bond Fund	19,678,045	TOTAL	$259,288,820

The Trust has a separate shareholder services agreement with SFIMC. Each Fund, except the Equity and Bond Fund, pays SFIMC a fee of 0.25% of average daily net assets of Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares and, for the current year, 0.32% of Class R-1, Class R-2 and Class R-3 shares. The Equity and Bond Fund does not directly pay SFIMC any shareholder services fee for Class A, Class B, Legacy Class A,

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Legacy Class B or Institutional shares and, for the current year, directly pays 0.07% of average daily net assets of Class R-1, Class R-2 and Class R-3 shares. However, SFIMC receives a shareholder services fee from managing the Equity Fund and Bond Fund into which the Equity and Bond Fund invests. Additionally, SFIMC receives proceeds from the account fee imposed on certain shareholders of the Trust.

Expense Reduction Agreements

Effective May 1, 2013, for all Funds, SFIMC has contractually agreed to reimburse each Class if, and to the extent, the Class’s total annual operating expenses (for the Feeder Funds, this includes net expenses incurred at the Master Portfolio and Underlying Fund levels as applicable) exceed the percentage of each Class’s average daily net assets (“expense reimbursement threshold” or “ERT”) indicated in the table below. With respect to the Equity and Bond Fund, SFIMC has contractually agreed to reimburse all expenses directly incurred by each Class other than 12b-1 distribution fees, shareholder services fees directly incurred by the Fund and acquired fund fees and expenses. SFIMC may not discontinue these agreements to reimburse each class before April 30, 2015, without the consent of the Board. Through April 30, 2013, such arrangements were voluntary.

	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3
Equity Fund	1.20%	1.90%	1.20%	1.60%	0.95%	1.52%	1.32%	1.02%
Small/Mid Cap Equity Fund (a)	1.40%	2.10%	1.40%	1.80%	1.15%	1.72%	1.52%	1.22%
International Equity Fund (b)	1.50%	2.20%	1.50%	1.90%	1.25%	1.82%	1.62%	1.32%
S&P 500 Index Fund	0.78%	1.48%	0.78%	1.18%	0.53%	1.10%	0.90%	0.60%
Small Cap Index Fund (c)(d)	0.93%	1.63%	0.93%	1.33%	0.68%	1.25%	1.05%	0.75%
International Index Fund (e)(f)	1.18%	1.88%	1.18%	1.58%	0.93%	1.50%	1.30%	1.00%
Equity and Bond Fund (g)	0.25%	0.95%	0.25%	0.65%	—	0.57%	0.37%	0.07%
Bond Fund	0.70%	1.10%	0.70%	1.10%	0.45%	1.02%	0.82%	0.52%
Tax Advantaged Bond Fund	0.70%	1.10%	0.70%	1.10%
Money Market Fund	0.60%	1.00%	0.60%	1.00%	0.45%	0.92%	0.72%	0.52%
LifePath Retirement Fund (h)	1.23%	1.93%	1.23%	1.63%	0.98%	1.55%	1.35%	1.05%
LifePath 2020 Fund	1.23%	1.93%	1.23%	1.63%	0.98%	1.55%	1.35%	1.05%
LifePath 2030 Fund	1.23%	1.93%	1.23%	1.63%	0.98%	1.55%	1.35%	1.05%
LifePath 2040 Fund	1.23%	1.93%	1.23%	1.63%	0.98%	1.55%	1.35%	1.05%
LifePath 2050 Fund	1.23%					1.55%	1.35%

(a)       For the period July 1, 2013 through November 10, 2013, the ERT for Small/Mid Cap Equity Fund Class B was 1.75%. For the period November 11, 2013 through April 7, 2014, the ERT for Small/Mid Cap Equity Fund Class B was 1.65%.

(b)       For the period January 1, 2013 through April 7, 2014, the ERT for International Equity Fund Class B was 1.85%.

(c)       Through September 30, 2013, the ERT for Small Cap Index Fund Class A, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 was 0.95%, 0.95%, 1.35%, 0.70%, 1.27%, 1.07% and 0.77%, respectively.

(d)       Through September 30, 2013, the ERT for Small Cap Index Fund Class B was 1.65%. For the period October 1, 2013 through November 10, 2013, the ERT for Small Cap Index Fund Class B was 1.33%. For the period November 11, 2013 through December 8, 2013, the ERT for Small Cap Index Fund Class B was 1.13%. For the period December 9, 2013 through December 31, 2013, the ERT for Small Cap Index Fund Class B was 0.68%. For the period January 1, 2014 through April 7, 2014, the ERT for Small Cap Index Fund Class B was 1.13%.

(e)       Through September 30, 2013, the ERT for International Index Fund Class A, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 was 1.20%, 1.20%, 1.60%, 0.95%, 1.52%, 1.32% and 1.02%, respectively.

(f)       Through June 30, 2013, the ERT for International Index Fund Class B was 1.90%. For the period July 1, 2013 through September 30, 2013, the ERT for International Index Fund Class B was 1.60%. For the period October 1, 2013 through November 10, 2013, the ERT for International Index Fund Class B was 1.58%. For the period November 11, 2013 through April 7, 2014, the ERT for International Index Fund Class B was 1.38%.

(g)       For the period July 1, 2013 through April 7, 2014, the ERT for Equity and Bond Fund Class B was 0.65%.

(h)       For the period January 1, 2013 through April 7, 2014, the ERT for LifePath Retirement Fund Class B was 1.53%.

Effective May 1, 2013, SFIMC contractually agreed to reimburse an additional 0.07% of each LifePath Fund’s average daily net assets on an annual basis. SFIMC may not discontinue this agreement before April 30, 2015 without the consent of the Board. Through April 30, 2013, such arrangement was voluntary. This reimbursement is reflected in the expense reimbursement thresholds shown in the table above.

Beginning in late January 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIMC and VP Management Corp. have been voluntarily waiving portions of their fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero. This arrangement is voluntary and may be eliminated by SFIMC or VP Management Corp. at any time.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

BlackRock has contractually agreed to waive the investment advisory fees charged to the LifePath Master Portfolios in an amount equal to the advisory fees and administration fees, if any, received by BlackRock or BlackRock Advisors, LLC (“BAL”), an affiliate of BlackRock and administrator to certain of the Underlying Funds, from each investment company in which the Master Portfolios and Underlying Master Portfolios invest through April 30, 2015.

BlackRock has also contractually agreed to provide an offsetting credit against the investment advisory fees BlackRock receives from the LifePath Master Portfolios in an amount equal to the fees and expenses of the MIP independent trustees, counsel to such trustees, and independent registered public accounting firm (“independent expenses”) that are paid by the LifePath Master Portfolios through April 30, 2024. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Active Stock Master Portfolio to BAL in an amount equal to the independent expenses that are paid by this Underlying Fund through April 30, 2015. BAL has also contractually agreed to provide an offsetting credit against the investment advisory fees paid by the CoreAlpha Bond Master Portfolio in an amount equal to the independent expenses paid by this Underlying Fund through April 30, 2015.

BlackRock and BAL may not discontinue or modify this contractual waiver or these offsetting credits without the approval of the Board of Trustees of the Master Portfolios.

BAL has agreed to voluntarily waive a portion of its administration fees payable by the Active Stock Master Portfolio in an amount sufficient to maintain the investment advisory fees of the LifePath Master Portfolios, which are not to exceed 0.35% of the average daily net assets of each LifePath Master Portfolio. This arrangement is voluntary and may be terminated at any time.

Related Party Disclosure

As of December 31, 2014, State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, owned more than 10% of the outstanding shares of each Class of the following Funds:

	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3
Small/Mid Cap Equity Fund	11.47%	75.98%	22.31%	60.36%	—	38.11%	11.00%	48.10%
International Equity Fund	21.67%	89.42%	42.21%	87.58%	19.06%	53.23%	20.43%	62.71%
Small Cap Index Fund	10.23%	75.30%	16.71%	66.17%	—	36.18%	14.84%	56.16%
International Index Fund	11.34%	78.98%	23.68%	77.73%	—	40.61%	16.83%	60.80%
Equity and Bond Fund	—	76.95%	14.01%	68.52%	—	40.76%	17.43%	77.21%
Bond Fund	—	47.39%	—	—	—	30.62%	13.38%	57.29%
Tax Advantaged Bond Fund	—	52.68%	37.89%	57.78%
LifePath 2050 Fund	—					19.01%	—

Line of Credit

Auto Company, the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. The S&P 500 Index Fund, Small Cap Index Fund and International Index Fund may not borrow money from Auto Company under the agreement. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. The Funds did not borrow under the Line of Credit Agreement during the year ended December 31, 2014.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

8.	Investment Transactions

For the year ended December 31, 2014, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases (excluding U.S. Government Obligations)	Sales (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Equity Fund	$236,908,998	$226,136,678	$—	$—
Small/Mid Cap Equity Fund	283,758,656	279,842,737	—	—
International Equity Fund	138,891,190	133,478,901	—	—
S&P 500 Index Fund	77,938,964	18,200,715	—	—
Small Cap Index Fund	68,984,575	65,790,907	—	—
International Index Fund	21,276,113	3,879,107	—	—
Equity and Bond Fund	21,600,000	2,336,000	—	—
Bond Fund	70,305,465	63,595,159	10,768,906	4,000,000
Tax Advantaged Bond Fund	27,388,371	30,521,164	—	—

9.	Fund Share Transactions

At December 31, 2014, the Funds were authorized to issue an unlimited number of shares (no par value) in an unlimited number of classes. Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following number of shares and dollars by class:

Year ended December 31, 2014:

	Class A Dollar Amounts				Class A Share Amounts
2014	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$33,799,114	$2,115,789	$14,935,655	$20,979,248	3,727,843	215,677	1,636,081	2,307,439
Small/Mid Cap Equity Fund	21,398,927	8,683,028	13,178,968	16,902,987	1,669,759	730,281	1,031,690	1,368,350
International Equity Fund	9,197,516	217,213	6,024,924	3,389,805	826,769	20,168	546,887	300,050
S&P 500 Index Fund	125,114,016	4,290,526	55,441,430	73,963,112	8,567,542	273,452	3,827,018	5,013,976
Small Cap Index Fund	28,690,928	5,348,827	13,838,993	20,200,762	1,750,440	327,346	847,665	1,230,121
International Index Fund	23,263,769	1,704,939	9,352,319	15,616,389	1,872,348	147,106	758,188	1,261,266
Equity and Bond Fund	34,473,104	1,364,064	13,487,328	22,349,840	3,265,432	124,136	1,283,622	2,105,946
Bond Fund	78,450,718	8,245,566	72,952,860	13,743,424	6,966,944	731,585	6,499,342	1,199,187
Tax Advantaged Bond Fund	72,190,867	9,388,459	69,640,910	11,938,416	6,162,836	802,378	5,990,773	974,441
Money Market Fund	319,504,292	—	330,383,836	(10,879,544)	319,504,622	—	330,383,836	(10,879,214)
LifePath Retirement Fund	212,339,086	46,624,144	114,097,235	144,865,995	16,755,558	3,813,977	9,020,142	11,549,393
LifePath 2020 Fund	323,690,171	85,829,423	150,247,021	259,272,573	21,739,644	6,104,381	10,121,224	17,722,801
LifePath 2030 Fund	296,786,385	93,302,938	119,111,865	270,977,458	18,848,250	6,334,217	7,587,281	17,595,186
LifePath 2040 Fund	187,523,369	63,995,126	79,177,082	172,341,413	11,375,230	4,179,955	4,813,640	10,741,545
LifePath 2050 Fund	86,677,845	19,081,435	28,093,749	77,665,531	7,776,867	1,824,234	2,526,651	7,074,45

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class B Dollar Amounts				Class B Share Amounts
2014	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$505,993	$39,973	$525,606	$20,360	56,082	4,096	58,413	1,765
Small/Mid Cap Equity Fund	405,347	353,750	432,829	326,268	33,675	31,841	35,602	29,914
International Equity Fund	106,979	430	232,488	(125,079)	9,769	40	21,638	(11,829)
S&P 500 Index Fund	2,113,724	51,464	3,810,919	(1,645,731)	145,020	3,261	268,637	(120,356)
Small Cap Index Fund	481,425	189,658	692,305	(21,222)	29,948	11,861	43,571	(1,762)
International Index Fund	307,858	43,621	477,216	(125,737)	24,782	3,757	38,723	(10,184)
Equity and Bond Fund	790,913	26,935	451,047	366,801	74,792	2,440	42,860	34,372
Bond Fund	589,828	135,203	1,132,272	(407,241)	52,458	12,008	100,711	(36,245)
Tax Advantaged Bond Fund	361,944	73,875	565,093	(129,274)	31,003	6,320	48,606	(11,283)
Money Market Fund	391,455	—	549,195	(157,740)	391,457	—	549,195	(157,738)
LifePath Retirement Fund	1,851,504	693,888	2,261,180	284,212	145,281	56,507	177,308	24,480
LifePath 2020 Fund	4,308,334	2,114,919	5,470,925	952,328	292,836	151,392	371,355	72,873
LifePath 2030 Fund	6,245,431	3,187,634	6,959,161	2,473,904	400,864	217,438	445,578	172,724
LifePath 2040 Fund	6,931,925	3,655,136	6,438,011	4,149,050	425,497	240,154	394,124	271,527

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2014	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$7,448,435	$1,934,562	$10,107,317	$(724,320)	798,275	189,477	1,079,204	(91,452)
Small/Mid Cap Equity Fund	5,793,580	8,409,587	7,042,582	7,160,585	463,453	723,093	562,969	623,577
International Equity Fund	2,061,592	173,397	3,065,702	(830,713)	184,200	15,952	275,076	(74,924)
S&P 500 Index Fund	31,264,520	4,777,754	42,009,497	(5,967,223)	2,153,925	302,779	2,874,219	(417,515)
Small Cap Index Fund	10,141,644	9,420,111	16,638,945	2,922,810	626,004	581,848	1,024,850	183,002
International Index Fund	6,486,699	1,693,700	7,733,019	447,380	523,122	146,388	626,427	43,083
Equity and Bond Fund	7,355,762	1,318,952	9,157,511	(482,797)	696,858	119,130	863,884	(47,896)
Bond Fund	9,276,065	3,126,242	18,547,612	(6,145,305)	823,542	277,238	1,651,317	(550,537)
Tax Advantaged Bond Fund	3,885,661	1,083,638	4,905,700	63,599	332,169	92,782	424,045	906
Money Market Fund	27,395,556	—	33,476,172	(6,080,616)	27,395,698	—	33,476,172	(6,080,474)
LifePath Retirement Fund	20,393,625	16,252,615	37,721,557	(1,075,317)	1,581,734	1,299,185	2,919,909	(38,990)
LifePath 2020 Fund	43,005,549	32,093,290	43,699,110	31,399,729	2,910,946	2,290,742	2,955,163	2,246,525
LifePath 2030 Fund	36,360,105	29,098,714	33,172,567	32,286,252	2,323,532	1,971,452	2,109,630	2,185,354
LifePath 2040 Fund	28,180,084	23,373,810	25,894,797	25,659,097	1,717,945	1,521,734	1,573,799	1,665,880

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2014	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$622,343	$112,455	$2,878,719	$(2,143,921)	67,078	11,047	311,373	(233,248)
Small/Mid Cap Equity Fund	303,704	563,078	1,983,636	(1,116,854)	25,934	52,282	169,143	(90,927)
International Equity Fund	92,715	2,873	732,663	(637,075)	8,401	268	66,470	(57,801)
S&P 500 Index Fund	1,692,525	169,613	12,383,062	(10,520,924)	115,678	10,661	852,041	(725,702)
Small Cap Index Fund	545,850	535,758	4,740,400	(3,658,792)	34,488	33,823	299,550	(231,239)
International Index Fund	214,622	63,992	2,397,836	(2,119,222)	17,230	5,498	192,200	(169,472)
Equity and Bond Fund	475,440	78,630	2,760,123	(2,206,053)	44,959	7,058	262,265	(210,248)
Bond Fund	406,809	124,516	3,236,157	(2,704,832)	36,110	11,044	287,798	(240,644)
Tax Advantaged Bond Fund	19,815	9,555	286,008	(256,638)	1,703	820	24,713	(22,190)
Money Market Fund	499,859	—	1,372,694	(872,835)	499,865	—	1,372,694	(872,829)
LifePath Retirement Fund	558,181	499,673	6,637,920	(5,580,066)	43,021	39,812	514,312	(431,479)
LifePath 2020 Fund	1,608,461	1,473,251	13,747,691	(10,665,979)	108,709	104,560	934,612	(721,343)
LifePath 2030 Fund	1,779,482	1,624,644	11,806,040	(8,401,914)	113,850	109,847	758,336	(534,639)
LifePath 2040 Fund	1,499,632	1,702,161	10,230,474	(7,028,681)	91,018	110,456	626,448	(424,974)

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2014	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$8,451,900	$1,072,429	$6,522,217	$3,002,112	930,638	108,876	708,382	331,132
Small/Mid Cap Equity Fund	6,178,514	4,623,157	6,037,900	4,763,771	473,800	379,259	463,463	389,596
International Equity Fund	2,080,525	140,074	1,959,077	261,522	185,873	12,886	175,246	23,513
S&P 500 Index Fund	27,837,781	1,948,363	13,133,209	16,652,935	1,892,339	123,159	895,669	1,119,829
Small Cap Index Fund	10,023,823	4,569,498	9,391,555	5,201,766	606,734	277,783	570,234	314,283
International Index Fund	7,000,942	1,063,236	5,702,264	2,361,914	568,195	91,587	459,644	200,138
Equity and Bond Fund	6,476,890	471,607	4,740,273	2,208,224	618,593	42,999	442,556	219,036
Bond Fund	48,764,653	2,515,362	29,597,241	21,682,774	4,332,980	223,342	2,639,377	1,916,945
Money Market Fund	62,500,791	849	57,923,167	4,578,473	62,500,910	849	57,923,167	4,578,592
LifePath Retirement Fund	16,644,124	5,934,875	14,087,029	8,491,970	1,288,039	474,012	1,089,800	672,251
LifePath 2020 Fund	35,871,219	14,325,032	18,974,344	31,221,907	2,402,846	1,015,989	1,275,661	2,143,174
LifePath 2030 Fund	39,377,490	18,255,300	20,067,813	37,564,977	2,488,993	1,230,974	1,276,185	2,443,782
LifePath 2040 Fund	53,842,280	23,986,581	22,571,198	55,257,663	3,252,805	1,553,528	1,358,162	3,448,171

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2014	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$844,168	$34,864	$889,811	$(10,779)	93,254	3,550	97,933	(1,129)
Small/Mid Cap Equity Fund	697,517	234,843	1,021,840	(89,480)	57,194	20,801	83,272	(5,277)
International Equity Fund	398,304	2,816	759,007	(357,887)	36,238	263	68,793	(32,292)
S&P 500 Index Fund	2,547,578	53,169	4,471,678	(1,870,931)	174,456	3,372	312,490	(134,662)
Small Cap Index Fund	1,101,596	126,317	1,610,932	(383,019)	67,808	7,750	99,569	(24,011)
International Index Fund	902,370	38,184	1,248,838	(308,284)	72,712	3,289	99,662	(23,661)
Equity and Bond Fund	396,296	19,142	285,113	130,325	38,325	1,762	27,431	12,656
Bond Fund	915,258	54,247	1,248,426	(278,921)	81,270	4,814	110,938	(24,854)
Money Market Fund	3,291,209	—	3,690,973	(399,764)	3,291,218	—	3,690,973	(399,755)
LifePath Retirement Fund	2,035,654	378,771	2,081,500	332,925	160,788	30,884	163,739	27,933
LifePath 2020 Fund	7,566,069	1,196,187	8,166,842	595,414	513,462	85,442	554,374	44,530
LifePath 2030 Fund	10,645,608	2,003,791	10,958,389	1,691,010	683,968	136,684	698,823	121,829
LifePath 2040 Fund	8,834,896	1,583,510	9,695,449	722,957	540,110	103,837	589,361	54,586
LifePath 2050 Fund	2,514,817	343,444	1,758,199	1,100,062	225,600	32,740	157,178	101,162

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2014	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$4,123,755	$244,269	$2,919,296	$1,448,728	452,112	24,951	315,129	161,934
Small/Mid Cap Equity Fund	3,255,032	1,179,236	2,105,269	2,328,999	256,981	101,834	167,557	191,258
International Equity Fund	2,175,823	28,623	1,322,612	881,834	193,490	2,660	119,144	77,006
S&P 500 Index Fund	6,836,665	203,553	8,271,150	(1,230,932)	467,398	12,990	570,632	(90,244)
Small Cap Index Fund	2,762,617	423,498	2,862,833	323,282	168,205	25,918	174,000	20,123
International Index Fund	2,119,815	147,702	1,535,944	731,573	170,059	12,766	124,383	58,442
Equity and Bond Fund	1,957,924	73,606	1,017,231	1,014,299	187,695	6,767	96,419	98,043
Bond Fund	2,342,269	162,121	2,859,344	(354,954)	207,885	14,398	255,379	(33,096)
Money Market Fund	4,921,412	—	6,277,570	(1,356,158)	4,921,441	—	6,277,570	(1,356,129)
LifePath Retirement Fund	7,797,762	1,354,860	5,081,036	4,071,586	603,337	108,046	392,544	318,839
LifePath 2020 Fund	21,608,931	4,109,307	10,694,901	15,023,337	1,457,434	293,522	725,792	1,025,164
LifePath 2030 Fund	19,223,785	4,189,687	10,716,296	12,697,176	1,221,263	284,819	682,982	823,100
LifePath 2040 Fund	18,912,462	3,875,922	10,559,674	12,228,710	1,143,786	253,328	644,593	752,521
LifePath 2050 Fund	5,786,977	828,616	2,152,386	4,463,207	516,187	78,916	192,395	402,708

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2014	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$121,751	$43,641	$382,810	$(217,418)	13,377	4,431	43,044	(25,236)
Small/Mid Cap Equity Fund	113,148	157,421	76,873	193,696	8,711	13,064	6,009	15,766
International Equity Fund	92,309	6,436	64,112	34,633	8,277	593	5,736	3,134
S&P 500 Index Fund	249,873	25,796	1,891,929	(1,616,260)	16,965	1,633	134,771	(116,173)
Small Cap Index Fund	122,690	60,584	184,422	(1,148)	7,419	3,681	11,596	(496)
International Index Fund	104,258	21,537	113,713	12,082	8,359	1,853	9,177	1,035
Equity and Bond Fund	49,320	5,504	89,819	(34,995)	4,698	507	8,951	(3,746)
Bond Fund	114,497	20,737	91,282	43,952	10,185	1,840	8,146	3,879
Money Market Fund	772,248	27	259,585	512,690	772,251	27	259,585	512,693
LifePath Retirement Fund	157,669	110,377	138,215	129,831	12,229	8,826	10,742	10,313
LifePath 2020 Fund	1,854,233	321,542	492,043	1,683,732	126,237	22,853	33,358	115,732
LifePath 2030 Fund	627,498	357,114	152,921	831,691	39,908	24,064	9,660	54,312
LifePath 2040 Fund	831,391	386,758	186,914	1,031,235	49,629	24,792	11,195	63,226

The following reflects the conversion of shares between classes (reflected as Sales and Redemptions) for the Year ended December 31, 2014.

Fund	Class A Dollar Amounts from Class B	Class A Share Amounts from Class B	Class A Dollar Amounts from Class R-2	Class A Share Amounts from Class R-2	Legacy Class A Dollar Amounts from Legacy Class B	Legacy Class A Share Amounts from Legacy Class B	Class R-2 Dollar Amounts from Class R-1	Class R-2 Share Amounts from Class R-1
Equity Fund	$131,592	14,309	$39,952	4,287	$1,987,659	215,291	$580,167	63,286
Small/Mid Cap Equity Fund	104,766	8,123	86,866	6,591	1,274,829	102,547	405,769	31,765
International Equity Fund	84,832	7,753	—	—	583,809	52,228	317,295	28,651
S&P 500 Index Fund	711,399	47,853	1,389,876	92,412	9,354,187	649,500	1,069,064	72,577
Small Cap Index Fund	316,668	19,586	1,443,160	87,147	3,387,280	209,960	576,545	34,974
International Index Fund	222,442	18,052	66,167	5,206	1,835,176	147,978	557,268	44,228
Equity and Bond Fund	108,572	10,144	1,005	94	1,955,635	186,453	105,773	9,909
Bond Fund	202,039	17,848	26,845	2,367	2,374,453	211,345	519,646	45,876
Tax Advantaged Bond Fund	4,799	410	—	—	221,620	19,131	—	—
Money Market Fund	189,568	189,568	23,616	23,616	714,263	714,262	290,229	290,229
LifePath Retirement Fund	792,140	62,234	1,081,166	86,286	5,419,927	421,904	764,315	59,270
LifePath 2020 Fund	2,298,025	153,618	782,630	53,567	11,083,418	755,665	4,886,972	329,725
LifePath 2030 Fund	2,505,456	158,600	715,193	46,392	9,662,510	620,984	4,916,882	310,128
LifePath 2040 Fund	2,331,886	141,004	411,499	25,555	7,897,580	484,464	6,058,240	365,275
LifePath 2050 Fund	—	—	272,815	25,121	—	—	988,766	87,939

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Year ended December 31, 2013:

	Class A Dollar Amounts				Class A Share Amounts
2013	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$28,164,124	$381,222	$16,373,464	$12,171,882	3,694,111	44,945	2,092,601	1,646,455
Small/Mid Cap Equity Fund	22,236,215	6,588,623	10,216,327	18,608,511	1,807,997	520,018	820,383	1,507,632
International Equity Fund	9,946,767	328,773	4,638,269	5,637,271	948,909	28,840	436,398	541,351
S&P 500 Index Fund	92,873,872	3,073,893	30,455,718	65,492,047	7,455,740	224,703	2,459,591	5,220,852
Small Cap Index Fund	23,890,002	3,748,674	9,323,619	18,315,057	1,574,079	227,196	611,897	1,189,378
International Index Fund	17,714,832	997,154	7,412,172	11,299,814	1,530,272	79,902	642,787	967,387
Equity and Bond Fund	29,446,842	780,229	9,480,321	20,746,750	3,102,217	79,337	1,000,491	2,181,063
Bond Fund	99,732,394	11,259,512	120,473,813	(9,481,907)	8,676,372	996,762	10,652,577	(979,443)
Tax Advantaged Bond Fund	127,326,976	10,249,740	171,330,394	(33,753,678)	10,858,104	892,389	15,114,410	(3,363,917)
Money Market Fund	320,261,409	—	275,888,281	44,373,128	320,261,409	—	275,888,281	44,373,128
LifePath Retirement Fund	228,622,019	26,444,245	92,368,095	162,698,169	18,380,628	2,140,612	7,418,736	13,102,504
LifePath 2020 Fund	295,676,248	49,228,964	110,818,972	234,086,240	20,428,485	3,406,838	7,633,621	16,201,702
LifePath 2030 Fund	259,729,898	48,562,299	89,417,246	218,874,951	17,200,870	3,178,182	5,910,352	14,468,700
LifePath 2040 Fund	154,617,025	30,056,304	58,094,154	126,579,175	9,931,352	1,879,686	3,726,204	8,084,834
LifePath 2050 Fund	62,235,280	10,349,183	20,009,523	52,574,940	5,914,825	959,206	1,884,815	4,989,216

	Class B Dollar Amounts				Class B Share Amounts
2013	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$464,005	$—	$4,093,032	$(3,629,027)	61,365	—	513,789	(452,424)
Small/Mid Cap Equity Fund	438,090	295,046	251,654	481,482	37,335	24,587	21,194	40,728
International Equity Fund	149,091	9,185	106,951	51,325	14,288	817	10,216	4,889
S&P 500 Index Fund	1,599,868	39,248	10,827,725	(9,188,609)	129,971	2,854	919,946	(787,121)
Small Cap Index Fund	497,124	166,637	319,855	343,906	33,923	10,280	21,453	22,750
International Index Fund	301,625	32,307	267,026	66,906	26,421	2,587	23,300	5,708
Equity and Bond Fund	765,951	16,894	172,455	610,390	81,275	1,685	18,303	64,657
Bond Fund	1,403,608	188,194	1,294,940	296,862	122,111	16,701	114,178	24,634
Tax Advantaged Bond Fund	757,505	75,666	740,270	92,901	64,849	6,602	65,038	6,413
Money Market Fund	266,667	—	2,728,252	(2,461,585)	266,667	—	2,728,252	(2,461,585)
LifePath Retirement Fund	2,055,115	483,007	1,482,206	1,055,916	164,245	38,851	118,653	84,443
LifePath 2020 Fund	4,999,012	1,430,653	3,179,317	3,250,348	348,486	99,628	221,282	226,832
LifePath 2030 Fund	6,628,224	1,940,288	3,780,809	4,787,703	442,657	127,651	253,080	317,228
LifePath 2040 Fund	6,062,534	1,911,323	3,918,899	4,054,958	392,713	120,183	253,645	259,251

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2013	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$8,105,440	$409,073	$10,502,798	$(1,988,285)	1,036,451	46,432	1,332,687	(249,804)
Small/Mid Cap Equity Fund	6,563,015	7,215,683	7,161,151	6,617,547	542,736	580,973	593,458	530,251
International Equity Fund	2,252,908	301,038	3,014,539	(460,593)	213,044	26,155	283,719	(44,520)
S&P 500 Index Fund	33,293,921	4,524,739	40,745,717	(2,927,057)	2,691,525	329,078	3,259,398	(238,795)
Small Cap Index Fund	12,501,466	8,220,116	16,741,602	3,979,980	847,386	502,761	1,123,945	226,202
International Index Fund	6,668,447	1,243,335	8,152,727	(240,945)	582,964	99,786	704,890	(22,140)
Equity and Bond Fund	8,491,650	978,315	10,086,233	(616,268)	895,058	98,874	1,056,013	(62,081)
Bond Fund	13,085,921	4,360,612	29,569,250	(12,122,717)	1,141,638	385,657	2,601,779	(1,074,484)
Tax Advantaged Bond Fund	4,425,114	1,168,720	10,323,219	(4,729,385)	382,015	101,889	907,088	(423,184)
Money Market Fund	34,588,308	—	38,992,322	(4,404,014)	34,588,308	—	38,992,322	(4,404,014)
LifePath Retirement Fund	29,477,449	11,343,990	39,503,821	1,317,618	2,324,585	899,014	3,108,529	115,070
LifePath 2020 Fund	43,907,491	21,481,724	45,969,923	19,419,292	3,046,017	1,491,785	3,185,965	1,351,837
LifePath 2030 Fund	40,049,536	17,728,493	34,782,629	22,995,400	2,656,914	1,159,482	2,305,217	1,511,179
LifePath 2040 Fund	30,997,593	12,819,280	27,084,138	16,732,735	1,992,504	799,697	1,735,713	1,056,488

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2013	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$674,025	$—	$3,304,517	$(2,630,492)	85,818	—	427,729	(341,911)
Small/Mid Cap Equity Fund	342,070	633,012	2,123,623	(1,148,541)	30,064	54,289	187,613	(103,260)
International Equity Fund	93,154	12,867	968,956	(862,935)	8,921	1,133	93,405	(83,351)
S&P 500 Index Fund	1,944,168	232,356	15,551,148	(13,374,624)	156,918	16,786	1,261,640	(1,087,936)
Small Cap Index Fund	690,833	643,037	5,954,444	(4,620,574)	47,801	40,115	419,796	(331,880)
International Index Fund	287,644	69,804	3,355,424	(2,997,976)	25,153	5,575	293,860	(263,132)
Equity and Bond Fund	554,842	69,012	3,501,341	(2,877,487)	58,436	6,912	369,654	(304,306)
Bond Fund	502,476	255,247	15,390,728	(14,633,005)	43,789	22,528	1,324,257	(1,257,940)
Tax Advantaged Bond Fund	34,245	19,126	15,651,924	(15,598,553)	3,003	1,662	1,316,198	(1,311,533)
Money Market Fund	1,359,947	—	4,597,968	(3,238,021)	1,359,947	—	4,597,967	(3,238,020)
LifePath Retirement Fund	1,172,135	544,618	10,682,493	(8,965,740)	92,138	42,993	838,949	(703,818)
LifePath 2020 Fund	2,101,034	1,478,740	18,688,371	(15,108,597)	145,945	102,335	1,298,252	(1,049,972)
LifePath 2030 Fund	2,050,822	1,415,256	17,337,111	(13,871,033)	137,161	92,500	1,154,816	(925,155)
LifePath 2040 Fund	1,746,620	1,305,610	12,049,207	(8,996,977)	112,621	81,347	776,457	(582,489)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2013	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$5,518,469	$286,710	$3,138,005	$2,667,174	728,463	33,693	409,358	352,798
Small/Mid Cap Equity Fund	7,148,767	3,986,456	5,381,309	5,753,914	569,758	308,549	429,746	448,561
International Equity Fund	2,962,627	202,402	2,812,061	352,968	278,827	17,600	266,243	30,184
S&P 500 Index Fund	21,899,956	1,580,210	14,314,003	9,166,163	1,756,571	114,590	1,143,633	727,528
Small Cap Index Fund	10,878,385	3,797,437	7,231,758	7,444,064	719,544	228,897	471,403	477,038
International Index Fund	5,702,743	751,604	3,625,787	2,828,560	492,447	60,125	313,970	238,602
Equity and Bond Fund	4,556,102	327,691	3,277,677	1,606,116	482,193	33,465	350,620	165,038
Bond Fund	55,047,035	3,352,855	35,790,744	22,609,146	4,846,746	296,968	3,174,274	1,969,440
Money Market Fund	66,820,078	1,226	67,119,289	(297,985)	66,820,078	1,226	67,119,289	(297,985)
LifePath Retirement Fund	20,222,994	3,807,975	13,835,991	10,194,978	1,591,921	301,801	1,091,104	802,618
LifePath 2020 Fund	28,384,253	8,848,580	16,983,375	20,249,458	1,954,955	610,670	1,170,705	1,394,920
LifePath 2030 Fund	33,161,385	10,359,615	16,874,373	26,646,627	2,190,811	674,456	1,111,855	1,753,412
LifePath 2040 Fund	38,936,946	11,824,615	19,036,288	31,725,273	2,495,412	734,019	1,208,246	2,021,185

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2013	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,356,083	$—	$2,759,488	$(1,403,405)	185,622	—	354,445	(168,823)
Small/Mid Cap Equity Fund	850,699	222,308	1,237,935	(164,928)	72,665	18,312	104,877	(13,900)
International Equity Fund	709,823	11,750	739,332	(17,759)	68,067	1,036	69,855	(752)
S&P 500 Index Fund	2,361,893	50,781	2,732,231	(319,557)	193,466	3,696	218,228	(21,066)
Small Cap Index Fund	804,751	131,572	909,412	26,911	53,818	7,993	62,459	(648)
International Index Fund	643,502	30,528	1,028,699	(354,669)	55,552	2,444	88,645	(30,649)
Equity and Bond Fund	544,163	12,018	1,027,440	(471,259)	58,798	1,234	110,275	(50,243)
Bond Fund	1,335,086	89,877	1,858,900	(433,937)	116,143	7,956	163,757	(39,658)
Money Market Fund	2,289,326	—	3,340,565	(1,051,239)	2,289,326	—	3,340,565	(1,051,239)
LifePath Retirement Fund	2,970,611	235,317	2,772,460	433,468	237,856	18,976	221,776	35,056
LifePath 2020 Fund	6,781,552	817,969	7,158,611	440,910	470,729	56,843	497,587	29,985
LifePath 2030 Fund	10,185,152	1,241,526	7,804,056	3,622,622	682,828	81,679	523,806	240,701
LifePath 2040 Fund	7,567,513	906,743	7,056,962	1,417,294	488,765	56,956	453,872	91,849
LifePath 2050 Fund	2,016,807	204,097	1,505,369	715,535	192,954	18,846	144,437	67,363

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2013	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$4,177,015	$37,122	$5,769,191	$(1,555,054)	550,133	4,388	774,984	(220,463)
Small/Mid Cap Equity Fund	3,417,561	896,636	4,629,373	(315,176)	285,497	72,368	396,197	(38,332)
International Equity Fund	1,692,331	41,180	2,622,288	(888,777)	160,919	3,615	254,042	(89,508)
S&P 500 Index Fund	6,506,877	187,824	7,301,267	(606,566)	522,057	13,750	608,655	(72,848)
Small Cap Index Fund	2,947,045	367,549	3,191,814	122,780	196,238	22,289	218,171	356
International Index Fund	2,414,687	95,974	2,961,405	(450,744)	208,416	7,703	262,588	(46,469)
Equity and Bond Fund	1,910,065	47,146	1,975,501	(18,290)	207,656	4,848	210,690	1,814
Bond Fund	3,550,018	223,579	3,678,601	94,996	308,618	19,835	320,197	8,256
Money Market Fund	8,526,678	—	11,586,000	(3,059,322)	8,526,678	—	11,586,000	(3,059,322)
LifePath Retirement Fund	10,827,256	776,381	11,070,138	533,499	852,362	61,380	873,981	39,761
LifePath 2020 Fund	17,777,855	2,194,233	17,215,557	2,756,531	1,238,991	152,377	1,200,595	190,773
LifePath 2030 Fund	18,382,718	2,126,568	21,986,206	(1,476,920)	1,232,953	139,356	1,483,893	(111,584)
LifePath 2040 Fund	14,025,233	1,713,299	15,532,747	205,785	907,403	107,148	1,015,858	(1,307)
LifePath 2050 Fund	6,283,436	376,519	4,859,374	1,800,581	611,913	34,734	455,816	190,831

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2013	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$512,757	$11,898	$1,277,759	$(753,104)	66,887	1,398	154,924	(86,639)
Small/Mid Cap Equity Fund	415,525	131,920	197,565	349,880	31,664	10,306	14,822	27,148
International Equity Fund	93,603	9,173	108,374	(5,598)	8,865	798	9,527	136
S&P 500 Index Fund	579,186	25,826	340,519	264,493	44,885	1,876	27,086	19,675
Small Cap Index Fund	104,188	54,123	125,918	32,393	6,962	3,260	8,494	1,728
International Index Fund	119,082	15,944	98,975	36,051	10,415	1,273	8,612	3,076
Equity and Bond Fund	40,162	4,715	137,706	(92,829)	4,285	487	14,936	(10,164)
Bond Fund	225,199	32,950	528,506	(270,357)	19,609	2,909	47,346	(24,828)
Money Market Fund	919,756	46	1,626,948	(707,146)	919,756	46	1,626,948	(707,146)
LifePath Retirement Fund	183,300	72,768	143,598	112,470	14,515	5,773	11,119	9,169
LifePath 2020 Fund	940,430	146,774	1,076,096	11,108	66,142	10,150	73,185	3,107
LifePath 2030 Fund	1,217,075	194,665	1,529,432	(117,692)	81,363	12,665	98,203	(4,175)
LifePath 2040 Fund	864,376	182,462	834,022	212,816	55,220	11,222	52,415	14,027

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The following reflects the conversion of shares between classes (reflected as Sales and Redemptions) for the year ended December 31, 2013.

Fund	Class A Dollar Amounts from Class B	Class A Share Amounts from Class B	Class A Dollar Amounts from Class R-2	Class A Share Amounts from Class R-2	Legacy Class A Dollar Amounts from Legacy Class B	Legacy Class A Share Amounts from Legacy Class B	Class R-2 Dollar Amounts from Class R-1	Class R-2 Share Amounts from Class R-1
Equity Fund	$144	17	$2,821,805	393,009	$2,211,015	285,767	$172,080	23,814
Small/Mid Cap Equity Fund	1,684	138	2,460,290	209,208	1,529,175	128,230	273,096	23,089
International Equity Fund	507	48	1,387,949	135,146	639,568	60,749	85,507	8,063
S&P 500 Index Fund	3,955	319	3,531,774	300,321	11,685,166	952,088	500,687	42,805
Small Cap Index Fund	198	12	1,349,874	95,129	4,317,799	297,744	289,468	20,528
International Index Fund	377	34	1,524,559	136,243	2,537,758	222,775	262,902	23,253
Equity and Bond Fund	679	72	852,700	93,089	2,543,439	268,966	492,779	54,315
Bond Fund	747	66	1,836,912	157,810	3,811,375	331,393	601,920	51,710
Tax Advantaged Bond Fund	—	—	—	—	516,898	45,102	—	—
Money Market Fund	—	—	3,687,732	3,687,732	1,108,412	1,108,410	638,398	638,398
LifePath Retirement Fund	13,431	1,082	5,149,121	413,584	8,346,260	657,382	1,043,102	82,106
LifePath 2020 Fund	1,568	107	8,435,849	589,096	15,011,241	1,041,958	2,203,372	154,479
LifePath 2030 Fund	10,473	694	11,735,844	793,499	13,613,617	904,771	3,515,906	237,878
LifePath 2040 Fund	32,778	2,116	8,187,058	540,043	9,052,669	581,909	2,455,008	158,844
LifePath 2050 Fund	—	—	1,610,685	158,376	—	—	577,151	55,648

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM MUTUAL FUND TRUST EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (c)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2014	$8.62	$0.05	$1.25	$1.30	$(0.06)	$(0.13)	$(0.19)
Year ended 12/31/2013	6.53	0.04	2.09	2.13	(0.04)	—	(0.04)
Year ended 12/31/2012	5.69	0.07	0.84	0.91	(0.07)	—	(0.07)
Year ended 12/31/2011	5.78	0.04	(0.09)	(0.05)	(0.04)	—	(0.04)
Year ended 12/31/2010	5.14	0.02	0.64	0.66	(0.02)	—	(0.02)
Class B Shares
Year ended 12/31/2014	8.59	(0.02)	1.24	1.22	—	(0.13)	(0.13)
Year ended 12/31/2013	6.53	(0.02)	2.08	2.06	—	—	—
Year ended 12/31/2012	5.68	0.02	0.85	0.87	(0.02)	—	(0.02)
Year ended 12/31/2011	5.77	—	(0.09)	(0.09)	—	—	—
Year ended 12/31/2010	5.15	(0.02)	0.64	0.62	—	—	—
Legacy Class A Shares
Year ended 12/31/2014	8.96	0.05	1.29	1.34	(0.05)	(0.13)	(0.18)
Year ended 12/31/2013	6.79	0.04	2.17	2.21	(0.04)	—	(0.04)
Year ended 12/31/2012	5.90	0.07	0.88	0.95	(0.06)	—	(0.06)
Year ended 12/31/2011	5.99	0.04	(0.09)	(0.05)	(0.04)	—	(0.04)
Year ended 12/31/2010	5.32	0.02	0.67	0.69	(0.02)	—	(0.02)
Legacy Class B Shares
Year ended 12/31/2014	8.93	0.01	1.29	1.30	—	(0.13)	(0.13)
Year ended 12/31/2013	6.77	0.01	2.15	2.16	—	—	—
Year ended 12/31/2012	5.88	0.04	0.88	0.92	(0.03)	—	(0.03)
Year ended 12/31/2011	5.96	0.02	(0.10)	(0.08)	—	—	—
Year ended 12/31/2010	5.30	—	0.66	0.66	—	—	—
Institutional Shares
Year ended 12/31/2014	8.65	0.07	1.25	1.32	(0.07)	(0.13)	(0.20)
Year ended 12/31/2013	6.56	0.06	2.09	2.15	(0.06)	—	(0.06)
Year ended 12/31/2012	5.71	0.08	0.85	0.93	(0.08)	—	(0.08)
Year ended 12/31/2011	5.80	0.06	(0.09)	(0.03)	(0.06)	—	(0.06)
Year ended 12/31/2010	5.15	0.03	0.65	0.68	(0.03)	—	(0.03)
Class R-1 Shares
Year ended 12/31/2014	8.63	0.02	1.23	1.25	(0.02)	(0.13)	(0.15)
Year ended 12/31/2013	6.53	0.01	2.09	2.10	—	—	—
Year ended 12/31/2012	5.69	0.05	0.84	0.89	(0.05)	—	(0.05)
Year ended 12/31/2011	5.78	0.02	(0.09)	(0.07)	(0.02)	—	(0.02)
Year ended 12/31/2010	5.13	—	0.65	0.65	—	—	—
Class R-2 Shares
Year ended 12/31/2014	8.60	0.04	1.24	1.28	(0.04)	(0.13)	(0.17)
Year ended 12/31/2013	6.52	0.03	2.08	2.11	(0.03)	—	(0.03)
Year ended 12/31/2012	5.68	0.06	0.84	0.90	(0.06)	—	(0.06)
Year ended 12/31/2011	5.77	0.03	(0.08)	(0.05)	(0.04)	—	(0.04)
Year ended 12/31/2010	5.13	0.02	0.64	0.66	(0.02)	—	(0.02)
Class R-3 Shares
Year ended 12/31/2014	8.65	0.06	1.26	1.32	(0.07)	(0.13)	(0.20)
Year ended 12/31/2013	6.56	0.05	2.08	2.13	(0.04)	—	(0.04)
Year ended 12/31/2012	5.70	0.08	0.86	0.94	(0.08)	—	(0.08)
Year ended 12/31/2011	5.79	0.05	(0.09)	(0.04)	(0.05)	—	(0.05)
Year ended 12/31/2010	5.15	0.03	0.64	0.67	(0.03)	—	(0.03)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share for Class B shares in 2011 and Legacy Class B and Class R-1 shares in 2010.

(c)	Net investment income distribution represents less than $0.01 per share for Legacy Class B shares in 2014 and Class B and Legacy Class B shares in 2011.

(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(e)	Net investment income represents less than 0.005% per share for Class B shares in 2011.

196	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses	Net investment income (loss) (e)	Expenses	Net investment income (loss) (e)	Portfolio turnover rate

$9.73	14.95%	$116.4	1.16%	0.52%	1.16%	0.52%	51%
8.62	32.63	83.3	1.17	0.48	1.17	0.48	69
6.53	15.93	52.4	1.18	1.06	1.18	1.06	56
5.69	(0.79)	38.0	1.18	0.71	1.18	0.71	43
5.78	12.89	32.1	1.20	0.40	1.20	0.40	54

9.68	14.13	3.2	1.86	(0.17)	1.86	(0.17)	51
8.59	31.55	2.8	1.86	(0.21)	1.86	(0.21)	69
6.53	15.35	5.1	1.88	0.34	1.88	0.34	56
5.68	(1.53)	4.3	1.88	0.00	1.88	0.00	43
5.77	12.04	4.2	1.90	(0.30)	1.90	(0.30)	54

10.12	14.88	114.5	1.16	0.53	1.16	0.53	51
8.96	32.50	102.1	1.17	0.47	1.17	0.47	69
6.79	16.14	79.1	1.18	1.03	1.18	1.03	56
5.90	(0.82)	69.4	1.18	0.70	1.18	0.70	43
5.99	12.94	69.8	1.20	0.39	1.20	0.39	54

10.10	14.53	8.9	1.56	0.14	1.56	0.14	51
8.93	31.91	10.0	1.57	0.07	1.57	0.07	69
6.77	15.62	9.9	1.58	0.60	1.58	0.60	56
5.88	(1.29)	11.7	1.58	0.27	1.58	0.27	43
5.96	12.45	18.4	1.60	(0.01)	1.60	(0.01)	54

9.77	15.24	235.2	0.91	0.78	0.91	0.78	51
8.65	32.74	205.4	0.92	0.72	0.92	0.72	69
6.56	16.28	153.4	0.93	1.29	0.93	1.29	56
5.71	(0.57)	130.2	0.93	0.95	0.93	0.95	43
5.80	13.26	132.2	0.95	0.65	0.95	0.65	54

9.73	14.45	2.3	1.48	0.21	1.48	0.21	51
8.63	32.16	2.1	1.48	0.16	1.48	0.16	69
6.53	15.61	2.7	1.50	0.73	1.50	0.73	56
5.69	(1.16)	2.2	1.50	0.38	1.50	0.38	43
5.78	12.67	2.3	1.52	0.07	1.52	0.07	54

9.71	14.85	14.2	1.28	0.40	1.28	0.40	51
8.60	32.35	11.2	1.29	0.36	1.29	0.36	69
6.52	15.82	9.9	1.30	0.95	1.30	0.95	56
5.68	(0.94)	7.5	1.30	0.57	1.30	0.57	43
5.77	12.79	7.0	1.32	0.29	1.32	0.29	54

9.77	15.15	2.3	0.98	0.71	0.98	0.71	51
8.65	32.55	2.2	0.98	0.65	0.98	0.65	69
6.56	16.42	2.3	1.00	1.22	1.00	1.22	56
5.70	(0.66)	1.8	1.00	0.87	1.00	0.87	43
5.79	13.00	1.9	1.02	0.58	1.02	0.58	54

See accompanying notes to financial statements.	197

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2014	$12.71	$(0.03)	$0.57	$0.54	$—	$(1.44)	$(1.44)
Year ended 12/31/2013	10.49	(0.05)	3.62	3.57	(0.03)	(1.32)	(1.35)
Year ended 12/31/2012	8.99	0.05	1.45	1.50	—	—	—
Year ended 12/31/2011	9.24	(0.02)	(0.23)	(0.25)	—	—	—
Year ended 12/31/2010	7.55	(0.02)	1.71	1.69	—	—	—
Class B Shares
Year ended 12/31/2014	12.04	(0.10)	0.54	0.44	—	(1.44)	(1.44)
Year ended 12/31/2013	10.02	(0.11)	3.45	3.34	—	(1.32)	(1.32)
Year ended 12/31/2012	8.65	(0.02)	1.39	1.37	—	—	—
Year ended 12/31/2011	8.95	(0.08)	(0.22)	(0.30)	—	—	—
Year ended 12/31/2010	7.35	(0.06)	1.66	1.60	—	—	—
Legacy Class A Shares
Year ended 12/31/2014	12.46	(0.03)	0.56	0.53	—	(1.44)	(1.44)
Year ended 12/31/2013	10.31	(0.05)	3.55	3.50	(0.03)	(1.32)	(1.35)
Year ended 12/31/2012	8.83	0.05	1.43	1.48	—	—	—
Year ended 12/31/2011	9.07	(0.02)	(0.22)	(0.24)	—	—	—
Year ended 12/31/2010	7.41	(0.02)	1.68	1.66	—	—	—
Legacy Class B Shares
Year ended 12/31/2014	11.69	(0.08)	0.53	0.45	—	(1.44)	(1.44)
Year ended 12/31/2013	9.75	(0.09)	3.35	3.26	—	(1.32)	(1.32)
Year ended 12/31/2012	8.39	0.01	1.35	1.36	—	—	—
Year ended 12/31/2011	8.65	(0.06)	(0.20)	(0.26)	—	—	—
Year ended 12/31/2010	7.10	(0.05)	1.60	1.55	—	—	—
Institutional Shares
Year ended 12/31/2014	12.96	—	0.59	0.59	—	(1.44)	(1.44)
Year ended 12/31/2013	10.68	(0.02)	3.68	3.66	(0.06)	(1.32)	(1.38)
Year ended 12/31/2012	9.13	0.08	1.47	1.55	—	—	—
Year ended 12/31/2011	9.35	—	(0.22)	(0.22)	—	—	—
Year ended 12/31/2010	7.62	—	1.73	1.73	—	—	—
Class R-1 Shares
Year ended 12/31/2014	12.18	(0.07)	0.55	0.48	—	(1.44)	(1.44)
Year ended 12/31/2013	10.11	(0.09)	3.48	3.39	—	(1.32)	(1.32)
Year ended 12/31/2012	8.69	0.02	1.40	1.42	—	—	—
Year ended 12/31/2011	8.96	(0.05)	(0.22)	(0.27)	—	—	—
Year ended 12/31/2010	7.34	(0.04)	1.66	1.62	—	—	—
Class R-2 Shares
Year ended 12/31/2014	12.43	(0.05)	0.56	0.51	—	(1.44)	(1.44)
Year ended 12/31/2013	10.29	(0.06)	3.54	3.48	(0.02)	(1.32)	(1.34)
Year ended 12/31/2012	8.83	0.04	1.42	1.46	—	—	—
Year ended 12/31/2011	9.08	(0.03)	(0.22)	(0.25)	—	—	—
Year ended 12/31/2010	7.43	(0.02)	1.67	1.65	—	—	—
Class R-3 Shares
Year ended 12/31/2014	12.84	(0.01)	0.58	0.57	—	(1.44)	(1.44)
Year ended 12/31/2013	10.59	(0.03)	3.65	3.62	(0.05)	(1.32)	(1.37)
Year ended 12/31/2012	9.06	0.07	1.46	1.53	—	—	—
Year ended 12/31/2011	9.29	(0.01)	(0.22)	(0.23)	—	—	—
Year ended 12/31/2010	7.57	—	1.72	1.72	—	—	—

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share for Institutional shares in 2014 and 2011 and Institutional and Class R-3 shares in 2010.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of the expense reduction changes for Class B shares described in Note 7 under Expense Reduction Agreements.

198	See accompanying notes to financial statements.

		Ratios/supplemental data
Net asset value, end of period		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
	Total return (c)		Expenses (d)	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$11.81	4.13%	$90.7	1.40%	(0.26)%	1.40%	(0.26)%	102%
12.71	34.04	80.2	1.40	(0.41)	1.40	(0.41)	116
10.49	16.69	50.4	1.40	0.55	1.42	0.53	91
8.99	(2.71)	39.3	1.40	(0.23)	1.43	(0.26)	86
9.24	22.38	36.0	1.40	(0.19)	1.47	(0.26)	107

11.04	3.54	12.8	1.98	(0.84)	1.98	(0.84)	102
12.04	33.33	13.6	1.90	(0.91)	1.90	(0.91)	116
10.02	15.84	10.9	2.10	(0.18)	2.12	(0.20)	91
8.65	(3.35)	9.4	2.10	(0.94)	2.13	(0.97)	86
8.95	21.77	9.4	2.00	(0.80)	2.07	(0.87)	107

11.55	4.13	98.1	1.39	(0.26)	1.39	(0.26)	102
12.46	33.92	98.1	1.40	(0.42)	1.40	(0.42)	116
10.31	16.76	75.7	1.40	0.52	1.42	0.50	91
8.83	(2.65)	65.9	1.40	(0.24)	1.43	(0.27)	86
9.07	22.40	67.2	1.40	(0.20)	1.47	(0.27)	107

10.70	3.73	12.0	1.79	(0.66)	1.79	(0.66)	102
11.69	33.42	14.2	1.80	(0.82)	1.80	(0.82)	116
9.75	16.21	12.8	1.80	0.07	1.82	0.05	91
8.39	(3.01)	13.4	1.80	(0.66)	1.83	(0.69)	86
8.65	21.83	17.8	1.80	(0.62)	1.87	(0.69)	107

12.11	4.44	46.8	1.14	(0.01)	1.14	(0.01)	102
12.96	34.25	45.1	1.15	(0.16)	1.15	(0.16)	116
10.68	16.98	32.4	1.15	0.79	1.17	0.77	91
9.13	(2.35)	26.2	1.15	0.01	1.18	(0.02)	86
9.35	22.70	25.9	1.15	0.05	1.22	(0.02)	107

11.22	3.83	3.3	1.71	(0.58)	1.71	(0.58)	102
12.18	33.53	3.7	1.72	(0.74)	1.72	(0.74)	116
10.11	16.34	3.2	1.72	0.17	1.74	0.15	91
8.69	(3.01)	3.0	1.72	(0.56)	1.75	(0.59)	86
8.96	22.07	3.3	1.72	(0.53)	1.79	(0.60)	107

11.50	3.98	11.9	1.52	(0.38)	1.52	(0.38)	102
12.43	33.78	10.5	1.52	(0.52)	1.52	(0.52)	116
10.29	16.53	9.1	1.52	0.45	1.54	0.43	91
8.83	(2.75)	6.4	1.52	(0.38)	1.55	(0.41)	86
9.08	22.21	7.1	1.52	(0.30)	1.59	(0.37)	107

11.97	4.33	2.8	1.21	(0.08)	1.21	(0.08)	102
12.84	34.19	2.8	1.22	(0.23)	1.22	(0.23)	116
10.59	16.89	2.1	1.22	0.72	1.24	0.70	91
9.06	(2.48)	1.6	1.22	(0.07)	1.25	(0.10)	86
9.29	22.72	1.9	1.22	(0.02)	1.29	(0.09)	107

See accompanying notes to financial statements.	199

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (c)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2014	$11.42	$0.03	$(0.75)	$(0.72)	$(0.07)	$—	$(0.07)
Year ended 12/31/2013	9.82	0.06	1.66	1.72	(0.12)	—	(0.12)
Year ended 12/31/2012	8.28	0.09	1.45	1.54	—	—	—
Year ended 12/31/2011	9.77	0.07	(1.43)	(1.36)	(0.13)	—	(0.13)
Year ended 12/31/2010	8.87	0.05	0.99	1.04	(0.14)	—	(0.14)
Class B Shares
Year ended 12/31/2014	11.27	(0.04)	(0.75)	(0.79)	—	—	—
Year ended 12/31/2013	9.69	0.02	1.64	1.66	(0.08)	—	(0.08)
Year ended 12/31/2012	8.23	0.03	1.43	1.46	—	—	—
Year ended 12/31/2011	9.70	0.01	(1.41)	(1.40)	(0.07)	—	(0.07)
Year ended 12/31/2010	8.81	—	0.98	0.98	(0.09)	—	(0.09)
Legacy Class A Shares
Year ended 12/31/2014	11.53	0.03	(0.77)	(0.74)	(0.07)	—	(0.07)
Year ended 12/31/2013	9.91	0.06	1.68	1.74	(0.12)	—	(0.12)
Year ended 12/31/2012	8.35	0.09	1.47	1.56	—	—	—
Year ended 12/31/2011	9.85	0.07	(1.44)	(1.37)	(0.13)	—	(0.13)
Year ended 12/31/2010	8.94	0.05	1.00	1.05	(0.14)	—	(0.14)
Legacy Class B Shares
Year ended 12/31/2014	11.38	(0.02)	(0.75)	(0.77)	(0.02)	—	(0.02)
Year ended 12/31/2013	9.79	0.02	1.64	1.66	(0.07)	—	(0.07)
Year ended 12/31/2012	8.29	0.05	1.45	1.50	—	—	—
Year ended 12/31/2011	9.76	0.04	(1.42)	(1.38)	(0.09)	—	(0.09)
Year ended 12/31/2010	8.86	0.02	0.98	1.00	(0.10)	—	(0.10)
Institutional Shares
Year ended 12/31/2014	11.53	0.06	(0.77)	(0.71)	(0.10)	—	(0.10)
Year ended 12/31/2013	9.91	0.09	1.67	1.76	(0.14)	—	(0.14)
Year ended 12/31/2012	8.33	0.11	1.47	1.58	—	—	—
Year ended 12/31/2011	9.83	0.10	(1.44)	(1.34)	(0.16)	—	(0.16)
Year ended 12/31/2010	8.92	0.07	1.00	1.07	(0.16)	—	(0.16)
Class R-1 Shares
Year ended 12/31/2014	11.36	—	(0.76)	(0.76)	(0.03)	—	(0.03)
Year ended 12/31/2013	9.77	0.03	1.64	1.67	(0.08)	—	(0.08)
Year ended 12/31/2012	8.26	0.06	1.45	1.51	—	—	—
Year ended 12/31/2011	9.74	0.04	(1.42)	(1.38)	(0.10)	—	(0.10)
Year ended 12/31/2010	8.84	0.02	0.99	1.01	(0.11)	—	(0.11)
Class R-2 Shares
Year ended 12/31/2014	11.41	0.01	(0.75)	(0.74)	(0.06)	—	(0.06)
Year ended 12/31/2013	9.81	0.04	1.67	1.71	(0.11)	—	(0.11)
Year ended 12/31/2012	8.29	0.08	1.44	1.52	—	—	—
Year ended 12/31/2011	9.77	0.06	(1.42)	(1.36)	(0.12)	—	(0.12)
Year ended 12/31/2010	8.87	0.04	0.99	1.03	(0.13)	—	(0.13)
Class R-3 Shares
Year ended 12/31/2014	11.52	0.05	(0.77)	(0.72)	(0.09)	—	(0.09)
Year ended 12/31/2013	9.90	0.08	1.68	1.76	(0.14)	—	(0.14)
Year ended 12/31/2012	8.33	0.11	1.46	1.57	—	—	—
Year ended 12/31/2011	9.83	0.09	(1.44)	(1.35)	(0.15)	—	(0.15)
Year ended 12/31/2010	8.91	0.07	1.00	1.07	(0.15)	—	(0.15)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share for Class R-1 shares in 2014 and Class B shares in 2010.

(c)	Net investment income distribution represents less than $0.01 per share for Class B shares in 2014.

(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios include the effect of the expense reduction change for Class B shares described in Note 7 under Expense Reduction Agreements.

200	See accompanying notes to financial statements.

		Ratios/supplemental data
Net asset value, end of period		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
	Total return (d)		Expenses (e)	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$10.63	(6.29)%	$41.3	1.50%	0.24%	1.54%	0.20%	96%
11.42	17.53	41.0	1.50	0.56	1.53	0.53	77
9.82	18.60	30.0	1.50	0.99	1.55	0.94	47
8.28	(13.89)	23.3	1.50	0.77	1.63	0.64	57
9.77	11.75	24.9	1.50	0.55	1.68	0.37	66

10.48	(6.97)	9.9	2.11	(0.35)	2.15	(0.39)	96
11.27	17.16	10.8	1.85	0.24	1.88	0.21	77
9.69	17.74	9.2	2.20	0.30	2.25	0.25	47
8.23	(14.45)	7.8	2.20	0.07	2.33	(0.06)	57
9.70	11.09	9.1	2.10	(0.04)	2.27	(0.21)	66

10.72	(6.43)	46.9	1.50	0.26	1.54	0.22	96
11.53	17.53	51.2	1.50	0.59	1.53	0.56	77
9.91	18.68	44.5	1.50	1.00	1.55	0.95	47
8.35	(13.89)	38.6	1.50	0.77	1.63	0.64	57
9.85	11.72	45.5	1.50	0.57	1.67	0.40	66

10.59	(6.73)	10.1	1.90	(0.14)	1.94	(0.18)	96
11.38	16.99	11.5	1.90	0.20	1.93	0.17	77
9.79	18.09	10.7	1.90	0.61	1.95	0.56	47
8.29	(14.14)	10.1	1.90	0.38	2.03	0.25	57
9.76	11.27	13.3	1.90	0.18	2.07	0.01	66

10.72	(6.19)	19.1	1.25	0.50	1.29	0.46	96
11.53	17.81	20.3	1.25	0.83	1.28	0.80	77
9.91	18.97	17.1	1.25	1.25	1.30	1.20	47
8.33	(13.68)	13.6	1.25	1.03	1.38	0.90	57
9.83	12.01	15.3	1.25	0.82	1.43	0.64	66

10.57	(6.71)	2.4	1.82	(0.04)	1.86	(0.08)	96
11.36	17.14	2.9	1.82	0.27	1.85	0.24	77
9.77	18.28	2.5	1.82	0.69	1.87	0.64	47
8.26	(14.16)	2.4	1.82	0.48	1.95	0.35	57
9.74	11.40	2.9	1.82	0.24	1.99	0.07	66

10.61	(6.48)	6.2	1.62	0.10	1.66	0.06	96
11.41	17.40	5.8	1.62	0.40	1.65	0.37	77
9.81	18.34	5.9	1.62	0.87	1.67	0.82	47
8.29	(13.94)	4.7	1.62	0.66	1.75	0.53	57
9.77	11.63	5.8	1.62	0.43	1.80	0.25	66

10.71	(6.25)	2.1	1.32	0.43	1.36	0.39	96
11.52	17.74	2.2	1.32	0.76	1.35	0.73	77
9.90	18.85	1.9	1.32	1.20	1.37	1.15	47
8.33	(13.75)	1.6	1.32	0.95	1.45	0.82	57
9.83	12.06	1.9	1.32	0.75	1.49	0.58	66

See accompanying notes to financial statements.	201

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized) (c)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2014	$13.91	$0.18	$1.61	$1.79	$(0.18)	$—	$(0.18)
Year ended 12/31/2013	10.72	0.16	3.20	3.36	(0.17)	—	(0.17)
Year ended 12/31/2012	9.45	0.16	1.27	1.43	(0.16)	—	(0.16)
Year ended 12/31/2011	9.45	0.13	—	0.13	(0.13)	—	(0.13)
Year ended 12/31/2010	8.37	0.11	1.08	1.19	(0.11)	—	(0.11)
Class B Shares
Year ended 12/31/2014	13.98	0.08	1.60	1.68	(0.06)	—	(0.06)
Year ended 12/31/2013	10.76	0.07	3.20	3.27	(0.05)	—	(0.05)
Year ended 12/31/2012	9.48	0.09	1.27	1.36	(0.08)	—	(0.08)
Year ended 12/31/2011	9.48	0.06	—	0.06	(0.06)	—	(0.06)
Year ended 12/31/2010	8.40	0.05	1.08	1.13	(0.05)	—	(0.05)
Legacy Class A Shares
Year ended 12/31/2014	13.98	0.18	1.61	1.79	(0.17)	—	(0.17)
Year ended 12/31/2013	10.76	0.16	3.22	3.38	(0.16)	—	(0.16)
Year ended 12/31/2012	9.48	0.16	1.27	1.43	(0.15)	—	(0.15)
Year ended 12/31/2011	9.48	0.13	—	0.13	(0.13)	—	(0.13)
Year ended 12/31/2010	8.40	0.11	1.08	1.19	(0.11)	—	(0.11)
Legacy Class B Shares
Year ended 12/31/2014	14.08	0.12	1.62	1.74	(0.09)	—	(0.09)
Year ended 12/31/2013	10.82	0.11	3.24	3.35	(0.09)	—	(0.09)
Year ended 12/31/2012	9.52	0.11	1.28	1.39	(0.09)	—	(0.09)
Year ended 12/31/2011	9.51	0.09	(0.01)	0.08	(0.07)	—	(0.07)
Year ended 12/31/2010	8.41	0.08	1.08	1.16	(0.06)	—	(0.06)
Institutional Shares
Year ended 12/31/2014	14.02	0.22	1.62	1.84	(0.21)	—	(0.21)
Year ended 12/31/2013	10.79	0.20	3.22	3.42	(0.19)	—	(0.19)
Year ended 12/31/2012	9.51	0.19	1.27	1.46	(0.18)	—	(0.18)
Year ended 12/31/2011	9.51	0.15	—	0.15	(0.15)	—	(0.15)
Year ended 12/31/2010	8.41	0.13	1.10	1.23	(0.13)	—	(0.13)
Class R-1 Shares
Year ended 12/31/2014	13.97	0.13	1.61	1.74	(0.12)	—	(0.12)
Year ended 12/31/2013	10.75	0.12	3.21	3.33	(0.11)	—	(0.11)
Year ended 12/31/2012	9.47	0.13	1.27	1.40	(0.12)	—	(0.12)
Year ended 12/31/2011	9.48	0.10	(0.01)	0.09	(0.10)	—	(0.10)
Year ended 12/31/2010	8.39	0.08	1.09	1.17	(0.08)	—	(0.08)
Class R-2 Shares
Year ended 12/31/2014	13.89	0.16	1.60	1.76	(0.15)	—	(0.15)
Year ended 12/31/2013	10.70	0.15	3.19	3.34	(0.15)	—	(0.15)
Year ended 12/31/2012	9.43	0.15	1.26	1.41	(0.14)	—	(0.14)
Year ended 12/31/2011	9.44	0.12	—	0.12	(0.13)	—	(0.13)
Year ended 12/31/2010	8.36	0.10	1.08	1.18	(0.10)	—	(0.10)
Class R-3 Shares
Year ended 12/31/2014	14.00	0.20	1.61	1.81	(0.19)	—	(0.19)
Year ended 12/31/2013	10.78	0.19	3.22	3.41	(0.19)	—	(0.19)
Year ended 12/31/2012	9.50	0.18	1.27	1.45	(0.17)	—	(0.17)
Year ended 12/31/2011	9.50	0.15	—	0.15	(0.15)	—	(0.15)
Year ended 12/31/2010	8.42	0.13	1.08	1.21	(0.13)	—	(0.13)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio through May 11, 2012.

(c)	Net gain (loss) on investments represents less than $0.01 per share for Class A, Class B, Legacy Class A, Institutional, Class R-2 and Class R-3 shares in 2011.

(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(e)	The 2012 portfolio turnover rate reflects the period from May 12, 2012 to December 31, 2012 and excludes in-kind contribution of portfolio securities received on May 12, 2012. Prior to May 12, 2012, the S&P 500 Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2012 through May 11, 2012 was 5%.

202	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (b)	Net investment income (loss) (b)	Expenses (b)	Net investment income (loss) (b)	Portfolio turnover rate (e)

$15.52	12.84%	$382.7	0.74%	1.25%	0.74%	1.25%	2%
13.91	31.46	273.3	0.75	1.30	0.75	1.30	3
10.72	15.02	154.6	0.76	1.54	0.76	1.54	2
9.45	1.39	115.0	0.80	1.34	0.81	1.33	5
9.45	14.27	98.5	0.79	1.29	0.79	1.29	9

15.60	12.04	12.6	1.44	0.54	1.44	0.54	2
13.98	30.41	13.0	1.44	0.59	1.44	0.59	3
10.76	14.37	18.5	1.47	0.83	1.47	0.83	2
9.48	0.67	15.8	1.50	0.64	1.51	0.63	5
9.48	13.43	15.3	1.49	0.59	1.49	0.59	9

15.60	12.79	446.6	0.74	1.25	0.74	1.25	2
13.98	31.42	406.0	0.75	1.30	0.75	1.30	3
10.76	15.13	315.1	0.77	1.53	0.77	1.53	2
9.48	1.35	277.0	0.80	1.33	0.81	1.32	5
9.48	14.17	275.7	0.79	1.28	0.79	1.28	9

15.73	12.35	29.9	1.14	0.85	1.14	0.85	2
14.08	30.97	37.0	1.14	0.91	1.14	0.91	3
10.82	14.63	40.2	1.17	1.10	1.17	1.10	2
9.52	0.87	52.2	1.20	0.91	1.21	0.90	5
9.51	13.84	77.0	1.19	0.88	1.19	0.88	9

15.65	13.10	148.6	0.49	1.50	0.49	1.50	2
14.02	31.73	117.4	0.50	1.55	0.50	1.55	3
10.79	15.37	82.5	0.52	1.78	0.52	1.78	2
9.51	1.61	68.3	0.55	1.58	0.56	1.57	5
9.51	14.66	67.0	0.54	1.53	0.54	1.53	9

15.59	12.45	6.9	1.06	0.93	1.06	0.93	2
13.97	31.01	8.1	1.07	0.99	1.07	0.99	3
10.75	14.77	6.5	1.09	1.20	1.09	1.20	2
9.47	0.98	6.0	1.12	1.02	1.13	1.01	5
9.48	13.89	5.9	1.11	0.96	1.11	0.96	9

15.50	12.69	20.2	0.86	1.13	0.86	1.13	2
13.89	31.22	19.4	0.86	1.19	0.86	1.19	3
10.70	14.98	15.7	0.89	1.42	0.89	1.42	2
9.43	1.21	13.3	0.92	1.21	0.93	1.20	5
9.44	14.14	12.6	0.91	1.17	0.91	1.17	9

15.62	12.95	2.1	0.56	1.42	0.56	1.42	2
14.00	31.61	3.5	0.57	1.49	0.57	1.49	3
10.78	15.32	2.5	0.59	1.72	0.59	1.72	2
9.50	1.60	1.9	0.62	1.51	0.63	1.50	5
9.50	14.35	2.0	0.61	1.47	0.61	1.47	9

See accompanying notes to financial statements.	203

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2014	$16.54	$0.05	$0.61	$0.66	$(0.05)	$(0.92)	$(0.97)
Year ended 12/31/2013	12.65	0.03	4.72	4.75	(0.06)	(0.80)	(0.86)
Year ended 12/31/2012	11.35	0.13	1.59	1.72	(0.11)	(0.31)	(0.42)
Year ended 12/31/2011	12.09	0.03	(0.63)	(0.60)	(0.03)	(0.11)	(0.14)
Year ended 12/31/2010	9.65	0.04	2.44	2.48	(0.04)	—	(0.04)
Class B Shares
Year ended 12/31/2014	16.25	(0.04)	0.59	0.55	—	(0.92)	(0.92)
Year ended 12/31/2013	12.46	(0.05)	4.64	4.59	—	(0.80)	(0.80)
Year ended 12/31/2012	11.18	0.04	1.57	1.61	(0.02)	(0.31)	(0.33)
Year ended 12/31/2011	11.98	(0.05)	(0.64)	(0.69)	—	(0.11)	(0.11)
Year ended 12/31/2010	9.60	(0.03)	2.41	2.38	—	—	—
Legacy Class A Shares
Year ended 12/31/2014	16.39	0.05	0.61	0.66	(0.05)	(0.92)	(0.97)
Year ended 12/31/2013	12.53	0.03	4.68	4.71	(0.05)	(0.80)	(0.85)
Year ended 12/31/2012	11.24	0.13	1.57	1.70	(0.10)	(0.31)	(0.41)
Year ended 12/31/2011	11.98	0.03	(0.64)	(0.61)	(0.02)	(0.11)	(0.13)
Year ended 12/31/2010	9.56	0.04	2.41	2.45	(0.03)	—	(0.03)
Legacy Class B Shares
Year ended 12/31/2014	16.08	(0.01)	0.58	0.57	—	(0.92)	(0.92)
Year ended 12/31/2013	12.31	(0.03)	4.60	4.57	—	(0.80)	(0.80)
Year ended 12/31/2012	11.05	0.07	1.55	1.62	(0.05)	(0.31)	(0.36)
Year ended 12/31/2011	11.80	(0.02)	(0.62)	(0.64)	—	(0.11)	(0.11)
Year ended 12/31/2010	9.42	—	2.38	2.38	—	—	—
Institutional Shares
Year ended 12/31/2014	16.64	0.09	0.62	0.71	(0.09)	(0.92)	(1.01)
Year ended 12/31/2013	12.71	0.07	4.75	4.82	(0.09)	(0.80)	(0.89)
Year ended 12/31/2012	11.39	0.16	1.60	1.76	(0.13)	(0.31)	(0.44)
Year ended 12/31/2011	12.14	0.06	(0.65)	(0.59)	(0.05)	(0.11)	(0.16)
Year ended 12/31/2010	9.68	0.07	2.45	2.52	(0.06)	—	(0.06)
Class R-1 Shares
Year ended 12/31/2014	16.51	—	0.60	0.60	—	(0.92)	(0.92)
Year ended 12/31/2013	12.63	(0.01)	4.70	4.69	(0.01)	(0.80)	(0.81)
Year ended 12/31/2012	11.32	0.09	1.59	1.68	(0.06)	(0.31)	(0.37)
Year ended 12/31/2011	12.08	(0.01)	(0.64)	(0.65)	—	(0.11)	(0.11)
Year ended 12/31/2010	9.64	—	2.44	2.44	—	—	—
Class R-2 Shares
Year ended 12/31/2014	16.53	0.03	0.61	0.64	(0.03)	(0.92)	(0.95)
Year ended 12/31/2013	12.64	0.01	4.72	4.73	(0.04)	(0.80)	(0.84)
Year ended 12/31/2012	11.34	0.11	1.59	1.70	(0.09)	(0.31)	(0.40)
Year ended 12/31/2011	12.08	0.02	(0.64)	(0.62)	(0.01)	(0.11)	(0.12)
Year ended 12/31/2010	9.64	0.03	2.43	2.46	(0.02)	—	(0.02)
Class R-3 Shares
Year ended 12/31/2014	16.64	0.08	0.62	0.70	(0.08)	(0.92)	(1.00)
Year ended 12/31/2013	12.71	0.06	4.75	4.81	(0.08)	(0.80)	(0.88)
Year ended 12/31/2012	11.40	0.15	1.60	1.75	(0.13)	(0.31)	(0.44)
Year ended 12/31/2011	12.15	0.05	(0.65)	(0.60)	(0.04)	(0.11)	(0.15)
Year ended 12/31/2010	9.69	0.06	2.45	2.51	(0.05)	—	(0.05)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share for Class R-1 shares in 2014 and Legacy Class B and Class R-1 shares in 2010.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of the expense reduction changes described in Note 7 under Expense Reduction Agreements.

204	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d)	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$16.23	3.99%	$105.3	0.93%	0.31%	0.94%	0.30%	16%
16.54	37.57	87.0	0.94	0.23	0.96	0.21	14
12.65	15.22	51.5	0.95	1.05	0.98	1.02	14
11.35	(4.97)	41.8	0.95	0.28	0.98	0.25	14
12.09	25.66	39.6	0.95	0.41	1.01	0.35	15

15.88	3.36	14.0	1.50	(0.25)	1.50	(0.25)	16
16.25	36.84	14.4	1.49	(0.33)	1.51	(0.35)	14
12.46	14.48	10.7	1.65	0.33	1.68	0.30	14
11.18	(5.73)	9.6	1.65	(0.43)	1.68	(0.46)	14
11.98	24.79	10.1	1.65	(0.31)	1.71	(0.37)	15

16.08	3.99	199.7	0.93	0.31	0.94	0.30	16
16.39	37.63	200.6	0.94	0.21	0.96	0.19	14
12.53	15.26	150.6	0.95	1.02	0.98	0.99	14
11.24	(5.04)	134.7	0.95	0.27	0.98	0.24	14
11.98	25.65	143.8	0.95	0.39	1.01	0.33	15

15.73	3.52	28.6	1.33	(0.08)	1.34	(0.09)	16
16.08	37.14	32.9	1.34	(0.19)	1.36	(0.21)	14
12.31	14.72	29.3	1.35	0.58	1.38	0.55	14
11.05	(5.39)	32.5	1.35	(0.15)	1.38	(0.18)	14
11.80	25.27	44.1	1.35	(0.03)	1.41	(0.09)	15

16.34	4.24	82.4	0.68	0.56	0.69	0.55	16
16.64	37.96	78.7	0.69	0.47	0.71	0.45	14
12.71	15.60	54.1	0.70	1.27	0.73	1.24	14
11.39	(4.81)	47.6	0.70	0.51	0.73	0.48	14
12.14	26.01	50.3	0.70	0.64	0.76	0.58	15

16.19	3.61	3.7	1.25	(0.01)	1.26	(0.02)	16
16.51	37.25	4.2	1.26	(0.10)	1.28	(0.12)	14
12.63	14.88	3.2	1.27	0.71	1.30	0.68	14
11.32	(5.35)	2.7	1.27	(0.06)	1.30	(0.09)	14
12.08	25.31	3.0	1.27	0.04	1.33	(0.02)	15

16.22	3.89	9.0	1.05	0.18	1.06	0.17	16
16.53	37.44	8.9	1.06	0.10	1.08	0.08	14
12.64	15.09	6.8	1.07	0.93	1.10	0.90	14
11.34	(5.13)	5.6	1.07	0.13	1.10	0.10	14
12.08	25.57	5.9	1.07	0.29	1.13	0.23	15

16.34	4.15	2.4	0.75	0.49	0.76	0.48	16
16.64	37.86	2.5	0.76	0.40	0.78	0.38	14
12.71	15.44	1.9	0.77	1.24	0.80	1.21	14
11.40	(4.88)	1.5	0.77	0.44	0.80	0.41	14
12.15	25.92	1.7	0.77	0.58	0.83	0.52	15

See accompanying notes to financial statements.	205

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2014	$12.49	$0.30	$(1.10)	$(0.80)	$(0.29)	$—	$(0.29)
Year ended 12/31/2013	10.55	0.21	1.95	2.16	(0.22)	—	(0.22)
Year ended 12/31/2012	9.19	0.22	1.38	1.60	(0.24)	—	(0.24)
Year ended 12/31/2011	10.84	0.22	(1.62)	(1.40)	(0.25)	—	(0.25)
Year ended 12/31/2010	10.33	0.16	0.52	0.68	(0.17)	—	(0.17)
Class B Shares
Year ended 12/31/2014	12.50	0.24	(1.10)	(0.86)	(0.22)	—	(0.22)
Year ended 12/31/2013	10.57	0.15	1.93	2.08	(0.15)	—	(0.15)
Year ended 12/31/2012	9.20	0.15	1.39	1.54	(0.17)	—	(0.17)
Year ended 12/31/2011	10.84	0.16	(1.63)	(1.47)	(0.17)	—	(0.17)
Year ended 12/31/2010	10.34	0.09	0.51	0.60	(0.10)	—	(0.10)
Legacy Class A Shares
Year ended 12/31/2014	12.47	0.31	(1.10)	(0.79)	(0.29)	—	(0.29)
Year ended 12/31/2013	10.53	0.21	1.94	2.15	(0.21)	—	(0.21)
Year ended 12/31/2012	9.17	0.22	1.38	1.60	(0.24)	—	(0.24)
Year ended 12/31/2011	10.81	0.23	(1.63)	(1.40)	(0.24)	—	(0.24)
Year ended 12/31/2010	10.30	0.16	0.52	0.68	(0.17)	—	(0.17)
Legacy Class B Shares
Year ended 12/31/2014	12.53	0.27	(1.12)	(0.85)	(0.23)	—	(0.23)
Year ended 12/31/2013	10.58	0.17	1.94	2.11	(0.16)	—	(0.16)
Year ended 12/31/2012	9.21	0.18	1.38	1.56	(0.19)	—	(0.19)
Year ended 12/31/2011	10.84	0.19	(1.63)	(1.44)	(0.19)	—	(0.19)
Year ended 12/31/2010	10.33	0.13	0.50	0.63	(0.12)	—	(0.12)
Institutional Shares
Year ended 12/31/2014	12.51	0.34	(1.11)	(0.77)	(0.32)	—	(0.32)
Year ended 12/31/2013	10.57	0.24	1.94	2.18	(0.24)	—	(0.24)
Year ended 12/31/2012	9.19	0.25	1.39	1.64	(0.26)	—	(0.26)
Year ended 12/31/2011	10.84	0.26	(1.64)	(1.38)	(0.27)	—	(0.27)
Year ended 12/31/2010	10.33	0.19	0.52	0.71	(0.20)	—	(0.20)
Class R-1 Shares
Year ended 12/31/2014	12.50	0.28	(1.12)	(0.84)	(0.24)	—	(0.24)
Year ended 12/31/2013	10.56	0.18	1.93	2.11	(0.17)	—	(0.17)
Year ended 12/31/2012	9.19	0.19	1.38	1.57	(0.20)	—	(0.20)
Year ended 12/31/2011	10.83	0.20	(1.63)	(1.43)	(0.21)	—	(0.21)
Year ended 12/31/2010	10.32	0.13	0.51	0.64	(0.13)	—	(0.13)
Class R-2 Shares
Year ended 12/31/2014	12.46	0.29	(1.09)	(0.80)	(0.28)	—	(0.28)
Year ended 12/31/2013	10.53	0.19	1.94	2.13	(0.20)	—	(0.20)
Year ended 12/31/2012	9.17	0.21	1.38	1.59	(0.23)	—	(0.23)
Year ended 12/31/2011	10.81	0.22	(1.63)	(1.41)	(0.23)	—	(0.23)
Year ended 12/31/2010	10.31	0.15	0.51	0.66	(0.16)	—	(0.16)
Class R-3 Shares
Year ended 12/31/2014	12.52	0.34	(1.11)	(0.77)	(0.31)	—	(0.31)
Year ended 12/31/2013	10.58	0.23	1.94	2.17	(0.23)	—	(0.23)
Year ended 12/31/2012	9.20	0.24	1.40	1.64	(0.26)	—	(0.26)
Year ended 12/31/2011	10.85	0.25	(1.64)	(1.39)	(0.26)	—	(0.26)
Year ended 12/31/2010	10.35	0.18	0.51	0.69	(0.19)	—	(0.19)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(c)	The expense ratios include the effect of the expense reduction changes described in Note 7 under Expense Reduction Agreements.

206	See accompanying notes to financial statements.

		Ratios/supplemental data
Net asset value, end of period		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
	Total return (b)		Expenses (c)	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$11.40	(6.33)%	$77.1	1.18%	2.44%	1.21%	2.41%	2%
12.49	20.44	68.7	1.19	1.81	1.23	1.77	1
10.55	17.41	47.8	1.20	2.23	1.26	2.17	4
9.19	(12.94)	38.7	1.20	2.17	1.23	2.14	4
10.84	6.59	42.5	1.20	1.62	1.23	1.59	4

11.42	(6.93)	11.1	1.75	1.95	1.77	1.93	2
12.50	19.71	12.3	1.71	1.33	1.75	1.29	1
10.57	16.74	10.3	1.90	1.55	1.96	1.49	4
9.20	(13.54)	9.0	1.90	1.48	1.93	1.45	4
10.84	5.80	10.5	1.90	0.93	1.93	0.90	4

11.39	(6.39)	90.4	1.18	2.51	1.21	2.48	2
12.47	20.43	98.4	1.19	1.84	1.23	1.80	1
10.53	17.43	83.4	1.20	2.25	1.26	2.19	4
9.17	(12.91)	74.1	1.20	2.19	1.23	2.16	4
10.81	6.58	89.5	1.20	1.63	1.23	1.60	4

11.45	(6.71)	14.4	1.58	2.16	1.61	2.13	2
12.53	19.92	17.9	1.59	1.47	1.63	1.43	1
10.58	16.96	17.9	1.60	1.88	1.66	1.82	4
9.21	(13.24)	18.5	1.60	1.80	1.63	1.77	4
10.84	6.12	25.6	1.60	1.25	1.63	1.22	4

11.42	(6.11)	42.8	0.93	2.76	0.96	2.73	2
12.51	20.63	44.4	0.94	2.09	0.98	2.05	1
10.57	17.88	35.0	0.95	2.50	1.01	2.44	4
9.19	(12.72)	30.0	0.95	2.45	0.98	2.42	4
10.84	6.81	35.2	0.95	1.89	0.98	1.86	4

11.42	(6.65)	3.1	1.50	2.28	1.53	2.25	2
12.50	19.97	3.7	1.51	1.54	1.55	1.50	1
10.56	17.13	3.4	1.52	1.98	1.58	1.92	4
9.19	(13.19)	3.1	1.52	1.86	1.55	1.83	4
10.83	6.21	3.6	1.52	1.33	1.55	1.30	4

11.38	(6.49)	7.5	1.30	2.31	1.33	2.28	2
12.46	20.23	7.4	1.31	1.69	1.35	1.65	1
10.53	17.30	6.8	1.32	2.10	1.38	2.04	4
9.17	(13.00)	5.7	1.32	2.08	1.35	2.05	4
10.81	6.39	6.4	1.32	1.49	1.35	1.46	4

11.44	(6.18)	2.1	1.00	2.69	1.03	2.66	2
12.52	20.53	2.3	1.01	2.00	1.05	1.96	1
10.58	17.81	1.9	1.02	2.42	1.08	2.36	4
9.20	(12.77)	1.5	1.02	2.37	1.05	2.34	4
10.85	6.66	1.8	1.02	1.80	1.05	1.77	4

See accompanying notes to financial statements.	207

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (b)	Total distributions
Class A Shares
Year ended 12/31/2014	$10.07	$0.14	$0.99	$1.13	$(0.14)	$(0.02)	$(0.16)
Year ended 12/31/2013	8.67	0.12	1.40	1.52	(0.12)	—	(0.12)
Year ended 12/31/2012	7.94	0.14	0.73	0.87	(0.14)	—	(0.14)
Year ended 12/31/2011	7.86	0.13	0.08	0.21	(0.13)	—	(0.13)
Year ended 12/31/2010	7.24	0.12	0.62	0.74	(0.12)	—	(0.12)
Class B Shares
Year ended 12/31/2014	10.08	0.07	0.99	1.06	(0.07)	(0.02)	(0.09)
Year ended 12/31/2013	8.69	0.07	1.38	1.45	(0.06)	—	(0.06)
Year ended 12/31/2012	7.95	0.08	0.74	0.82	(0.08)	—	(0.08)
Year ended 12/31/2011	7.87	0.07	0.08	0.15	(0.07)	—	(0.07)
Year ended 12/31/2010	7.25	0.07	0.62	0.69	(0.07)	—	(0.07)
Legacy Class A Shares
Year ended 12/31/2014	10.16	0.14	1.00	1.14	(0.14)	(0.02)	(0.16)
Year ended 12/31/2013	8.75	0.12	1.40	1.52	(0.11)	—	(0.11)
Year ended 12/31/2012	8.01	0.14	0.74	0.88	(0.14)	—	(0.14)
Year ended 12/31/2011	7.93	0.13	0.08	0.21	(0.13)	—	(0.13)
Year ended 12/31/2010	7.30	0.11	0.63	0.74	(0.11)	—	(0.11)
Legacy Class B Shares
Year ended 12/31/2014	10.19	0.09	1.00	1.09	(0.09)	(0.02)	(0.11)
Year ended 12/31/2013	8.77	0.08	1.41	1.49	(0.07)	—	(0.07)
Year ended 12/31/2012	8.03	0.10	0.74	0.84	(0.10)	—	(0.10)
Year ended 12/31/2011	7.94	0.09	0.09	0.18	(0.09)	—	(0.09)
Year ended 12/31/2010	7.31	0.08	0.63	0.71	(0.08)	—	(0.08)
Institutional Shares
Year ended 12/31/2014	10.08	0.16	0.99	1.15	(0.16)	(0.02)	(0.18)
Year ended 12/31/2013	8.68	0.14	1.40	1.54	(0.14)	—	(0.14)
Year ended 12/31/2012	7.95	0.16	0.73	0.89	(0.16)	—	(0.16)
Year ended 12/31/2011	7.86	0.15	0.09	0.24	(0.15)	—	(0.15)
Year ended 12/31/2010	7.24	0.13	0.62	0.75	(0.13)	—	(0.13)
Class R-1 Shares
Year ended 12/31/2014	9.95	0.10	0.97	1.07	(0.10)	(0.02)	(0.12)
Year ended 12/31/2013	8.57	0.08	1.38	1.46	(0.08)	—	(0.08)
Year ended 12/31/2012	7.84	0.11	0.73	0.84	(0.11)	—	(0.11)
Year ended 12/31/2011	7.76	0.10	0.08	0.18	(0.10)	—	(0.10)
Year ended 12/31/2010	7.15	0.08	0.62	0.70	(0.09)	—	(0.09)
Class R-2 Shares
Year ended 12/31/2014	9.96	0.13	0.98	1.11	(0.13)	(0.02)	(0.15)
Year ended 12/31/2013	8.58	0.11	1.37	1.48	(0.10)	—	(0.10)
Year ended 12/31/2012	7.86	0.13	0.72	0.85	(0.13)	—	(0.13)
Year ended 12/31/2011	7.78	0.12	0.08	0.20	(0.12)	—	(0.12)
Year ended 12/31/2010	7.17	0.10	0.62	0.72	(0.11)	—	(0.11)
Class R-3 Shares
Year ended 12/31/2014	9.98	0.15	0.98	1.13	(0.15)	(0.02)	(0.17)
Year ended 12/31/2013	8.59	0.13	1.39	1.52	(0.13)	—	(0.13)
Year ended 12/31/2012	7.87	0.15	0.72	0.87	(0.15)	—	(0.15)
Year ended 12/31/2011	7.79	0.14	0.08	0.22	(0.14)	—	(0.14)
Year ended 12/31/2010	7.17	0.12	0.63	0.75	(0.13)	—	(0.13)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net realized gain distributions represent less than $0.01 per share for all classes in 2011.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

(e)	The expense ratios include the effect of the expense reduction change for Class B shares described in Note 7 under Expense Reduction Agreements.

208	See accompanying notes to financial statements.

		Ratios/supplemental data
Net asset value, end of period		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
	Total return (c)		Expenses (d)(e)	Net investment income (loss)	Expenses (d)	Net investment income (loss)	Portfolio turnover rate

$11.04	11.20%	$113.8	0.25%	1.35%	0.33%	1.27%	1%
10.07	17.53	82.6	0.25	1.30	0.34	1.21	0
8.67	10.98	52.2	0.25	1.69	0.35	1.59	1
7.94	2.73	40.8	0.25	1.62	0.36	1.51	2
7.86	10.25	34.6	0.25	1.55	0.36	1.44	1

11.05	10.53	14.4	0.87	0.67	0.96	0.58	1
10.08	16.74	12.8	0.79	0.70	0.88	0.61	0
8.69	10.32	10.4	0.95	0.93	1.05	0.83	1
7.95	2.01	9.3	0.95	0.90	1.06	0.79	2
7.87	9.55	9.1	0.85	0.88	0.96	0.77	1

11.14	11.19	111.2	0.25	1.29	0.33	1.21	1
10.16	17.46	101.9	0.25	1.22	0.34	1.13	0
8.75	11.00	88.3	0.25	1.62	0.35	1.52	1
8.01	2.68	80.6	0.25	1.60	0.36	1.49	2
7.93	10.27	77.7	0.25	1.48	0.36	1.37	1

11.17	10.71	24.8	0.65	0.87	0.73	0.79	1
10.19	17.06	24.8	0.65	0.80	0.74	0.71	0
8.77	10.51	24.0	0.65	1.18	0.75	1.08	1
8.03	2.35	25.5	0.65	1.13	0.76	1.02	2
7.94	9.79	31.9	0.65	1.05	0.77	0.93	1

11.05	11.44	29.3	0.00	1.54	0.08	1.46	1
10.08	17.78	24.5	0.00	1.49	0.09	1.40	0
8.68	11.23	19.7	0.00	1.90	0.10	1.80	1
7.95	3.10	15.8	0.00	1.86	0.11	1.75	2
7.86	10.49	14.6	0.00	1.74	0.11	1.63	1

10.90	10.79	2.9	0.57	0.97	0.65	0.89	1
9.95	17.07	2.5	0.57	0.86	0.66	0.77	0
8.57	10.78	2.6	0.57	1.32	0.67	1.22	1
7.84	2.42	2.3	0.57	1.29	0.68	1.18	2
7.76	9.86	2.3	0.57	1.14	0.69	1.02	1

10.92	11.11	6.9	0.37	1.21	0.45	1.13	1
9.96	17.33	5.3	0.37	1.13	0.46	1.04	0
8.58	10.82	4.5	0.37	1.48	0.47	1.38	1
7.86	2.63	3.6	0.37	1.46	0.48	1.35	2
7.78	10.04	3.7	0.37	1.31	0.49	1.19	1

10.94	11.39	1.6	0.07	1.47	0.15	1.39	1
9.98	17.76	1.5	0.07	1.40	0.16	1.31	0
8.59	11.14	1.3	0.07	1.80	0.17	1.70	1
7.87	2.92	1.2	0.07	1.75	0.18	1.64	2
7.79	10.52	1.1	0.07	1.66	0.18	1.55	1

See accompanying notes to financial statements.	209

STATE FARM MUTUAL FUND TRUST BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (a)	Total distributions
Class A Shares
Year ended 12/31/2014	$10.99	$0.28	$0.33	$0.61	$(0.28)	$—	$(0.28)
Year ended 12/31/2013	11.78	0.29	(0.71)	(0.42)	(0.29)	(0.08)	(0.37)
Year ended 12/31/2012	11.65	0.31	0.13	0.44	(0.31)	—	(0.31)
Year ended 12/31/2011	11.12	0.34	0.53	0.87	(0.34)	—	(0.34)
Year ended 12/31/2010	10.88	0.36	0.24	0.60	(0.36)	—	(0.36)
Class B Shares
Year ended 12/31/2014	10.98	0.24	0.33	0.57	(0.24)	—	(0.24)
Year ended 12/31/2013	11.78	0.24	(0.72)	(0.48)	(0.24)	(0.08)	(0.32)
Year ended 12/31/2012	11.65	0.26	0.13	0.39	(0.26)	—	(0.26)
Year ended 12/31/2011	11.11	0.30	0.54	0.84	(0.30)	—	(0.30)
Year ended 12/31/2010	10.87	0.32	0.24	0.56	(0.32)	—	(0.32)
Legacy Class A Shares
Year ended 12/31/2014	11.00	0.28	0.32	0.60	(0.28)	—	(0.28)
Year ended 12/31/2013	11.79	0.29	(0.71)	(0.42)	(0.29)	(0.08)	(0.37)
Year ended 12/31/2012	11.66	0.31	0.13	0.44	(0.31)	—	(0.31)
Year ended 12/31/2011	11.12	0.34	0.54	0.88	(0.34)	—	(0.34)
Year ended 12/31/2010	10.89	0.36	0.23	0.59	(0.36)	—	(0.36)
Legacy Class B Shares
Year ended 12/31/2014	11.00	0.24	0.33	0.57	(0.24)	—	(0.24)
Year ended 12/31/2013	11.80	0.24	(0.72)	(0.48)	(0.24)	(0.08)	(0.32)
Year ended 12/31/2012	11.67	0.26	0.13	0.39	(0.26)	—	(0.26)
Year ended 12/31/2011	11.13	0.30	0.54	0.84	(0.30)	—	(0.30)
Year ended 12/31/2010	10.89	0.32	0.24	0.56	(0.32)	—	(0.32)
Institutional Shares
Year ended 12/31/2014	10.98	0.31	0.33	0.64	(0.31)	—	(0.31)
Year ended 12/31/2013	11.78	0.32	(0.72)	(0.40)	(0.32)	(0.08)	(0.40)
Year ended 12/31/2012	11.65	0.33	0.13	0.46	(0.33)	—	(0.33)
Year ended 12/31/2011	11.11	0.37	0.54	0.91	(0.37)	—	(0.37)
Year ended 12/31/2010	10.87	0.39	0.24	0.63	(0.39)	—	(0.39)
Class R-1 Shares
Year ended 12/31/2014	10.99	0.25	0.33	0.58	(0.25)	—	(0.25)
Year ended 12/31/2013	11.78	0.25	(0.71)	(0.46)	(0.25)	(0.08)	(0.33)
Year ended 12/31/2012	11.65	0.27	0.13	0.40	(0.27)	—	(0.27)
Year ended 12/31/2011	11.12	0.30	0.53	0.83	(0.30)	—	(0.30)
Year ended 12/31/2010	10.88	0.33	0.24	0.57	(0.33)	—	(0.33)
Class R-2 Shares
Year ended 12/31/2014	10.98	0.27	0.32	0.59	(0.27)	—	(0.27)
Year ended 12/31/2013	11.77	0.27	(0.71)	(0.44)	(0.27)	(0.08)	(0.35)
Year ended 12/31/2012	11.64	0.29	0.13	0.42	(0.29)	—	(0.29)
Year ended 12/31/2011	11.11	0.33	0.53	0.86	(0.33)	—	(0.33)
Year ended 12/31/2010	10.87	0.35	0.24	0.59	(0.35)	—	(0.35)
Class R-3 Shares
Year ended 12/31/2014	10.99	0.30	0.33	0.63	(0.30)	—	(0.30)
Year ended 12/31/2013	11.79	0.31	(0.72)	(0.41)	(0.31)	(0.08)	(0.39)
Year ended 12/31/2012	11.66	0.33	0.13	0.46	(0.33)	—	(0.33)
Year ended 12/31/2011	11.12	0.36	0.54	0.90	(0.36)	—	(0.36)
Year ended 12/31/2010	10.88	0.38	0.24	0.62	(0.38)	—	(0.38)

(a)	Net realized gain distributions represent less than $0.01 per share for all classes in 2014.

(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

210	See accompanying notes to financial statements.

		Ratios/supplemental data
Net asset value, end of period	Total return (b)	Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
			Expenses	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$11.32	5.64%	$356.5	0.66%	2.51%	0.66%	2.51%	10%
10.99	(3.61)	333.0	0.66	2.52	0.66	2.52	21
11.78	3.77	368.6	0.66	2.57	0.66	2.57	8
11.65	7.95	208.9	0.67	2.99	0.67	2.99	8
11.12	5.56	160.5	0.68	3.19	0.68	3.19	16

11.31	5.22	11.8	1.06	2.11	1.06	2.11	10
10.98	(4.08)	11.9	1.06	2.13	1.06	2.13	21
11.78	3.36	12.4	1.06	2.20	1.06	2.20	8
11.65	7.62	10.9	1.07	2.60	1.07	2.60	8
11.11	5.14	9.7	1.08	2.82	1.08	2.82	16

11.32	5.54	128.8	0.66	2.51	0.66	2.51	10
11.00	(3.60)	131.1	0.66	2.52	0.66	2.52	21
11.79	3.77	153.3	0.66	2.60	0.66	2.60	8
11.66	8.05	142.4	0.67	3.00	0.67	3.00	8
11.12	5.46	130.2	0.68	3.23	0.68	3.23	16

11.33	5.22	4.9	1.06	2.12	1.06	2.12	10
11.00	(4.07)	7.4	1.06	2.10	1.06	2.10	21
11.80	3.36	22.8	1.06	2.21	1.06	2.21	8
11.67	7.61	38.1	1.07	2.61	1.07	2.61	8
11.13	5.14	47.3	1.08	2.84	1.08	2.84	16

11.31	5.91	212.9	0.41	2.76	0.41	2.76	10
10.98	(3.45)	185.7	0.41	2.78	0.41	2.78	21
11.78	4.03	175.9	0.41	2.84	0.41	2.84	8
11.65	8.32	140.1	0.42	3.25	0.42	3.25	8
11.11	5.82	124.3	0.43	3.47	0.43	3.47	16

11.32	5.30	3.5	0.98	2.19	0.98	2.19	10
10.99	(3.91)	3.7	0.98	2.20	0.98	2.20	21
11.78	3.44	4.4	0.98	2.28	0.98	2.28	8
11.65	7.61	3.9	0.99	2.68	0.99	2.68	8
11.12	5.22	3.7	1.00	2.92	1.00	2.92	16

11.30	5.42	8.0	0.78	2.39	0.78	2.39	10
10.98	(3.73)	8.1	0.78	2.41	0.78	2.41	21
11.77	3.65	8.6	0.78	2.47	0.78	2.47	8
11.64	7.83	6.7	0.79	2.88	0.79	2.88	8
11.11	5.43	5.9	0.80	3.10	0.80	3.10	16

11.32	5.83	1.9	0.48	2.69	0.48	2.69	10
10.99	(3.51)	1.8	0.48	2.70	0.48	2.70	21
11.79	3.96	2.2	0.48	2.78	0.48	2.78	8
11.66	8.24	1.9	0.49	3.19	0.49	3.19	8
11.12	5.75	1.7	0.50	3.42	0.50	3.42	16

See accompanying notes to financial statements.	211

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (a)	Total distributions
Class A Shares
Year ended 12/31/2014	$11.23	$0.32	$0.65	$0.97	$(0.32)	$—	$(0.32)
Year ended 12/31/2013	11.95	0.31	(0.72)	(0.41)	(0.31)	—	(0.31)
Year ended 12/31/2012	11.68	0.30	0.27	0.57	(0.30)	—	(0.30)
Year ended 12/31/2011	10.90	0.36	0.78	1.14	(0.36)	—	(0.36)
Year ended 12/31/2010	11.13	0.38	(0.22)	0.16	(0.38)	(0.01)	(0.39)
Class B Shares
Year ended 12/31/2014	11.22	0.28	0.65	0.93	(0.28)	—	(0.28)
Year ended 12/31/2013	11.95	0.26	(0.73)	(0.47)	(0.26)	—	(0.26)
Year ended 12/31/2012	11.68	0.26	0.27	0.53	(0.26)	—	(0.26)
Year ended 12/31/2011	10.89	0.32	0.79	1.11	(0.32)	—	(0.32)
Year ended 12/31/2010	11.13	0.33	(0.23)	0.10	(0.33)	(0.01)	(0.34)
Legacy Class A Shares
Year ended 12/31/2014	11.21	0.32	0.65	0.97	(0.32)	—	(0.32)
Year ended 12/31/2013	11.93	0.31	(0.72)	(0.41)	(0.31)	—	(0.31)
Year ended 12/31/2012	11.66	0.30	0.27	0.57	(0.30)	—	(0.30)
Year ended 12/31/2011	10.88	0.36	0.78	1.14	(0.36)	—	(0.36)
Year ended 12/31/2010	11.11	0.38	(0.22)	0.16	(0.38)	(0.01)	(0.39)
Legacy Class B Shares
Year ended 12/31/2014	11.21	0.28	0.65	0.93	(0.28)	—	(0.28)
Year ended 12/31/2013	11.93	0.26	(0.72)	(0.46)	(0.26)	—	(0.26)
Year ended 12/31/2012	11.66	0.26	0.27	0.53	(0.26)	—	(0.26)
Year ended 12/31/2011	10.88	0.32	0.78	1.10	(0.32)	—	(0.32)
Year ended 12/31/2010	11.11	0.33	(0.22)	0.11	(0.33)	(0.01)	(0.34)

(a)	Net realized gain distributions represent less than $0.01 per share for all classes in 2012.

(b)	Total return does not reflect the effect of sales charges.

212	See accompanying notes to financial statements.

Net asset value, end of period			Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate
	Total return (b)		Expenses	Net investment income (loss)	Expenses	Net investment income (loss)

$11.88	8.75%	$422.2	0.66%	2.77%	0.66%	2.77%	6%
11.23	(3.45)	388.2	0.67	2.68	0.67	2.68	14
11.95	4.97	453.5	0.66	2.53	0.66	2.53	3
11.68	10.69	211.1	0.68	3.22	0.68	3.22	10
10.90	1.35	159.2	0.68	3.35	0.68	3.35	4

11.87	8.33	6.9	1.06	2.37	1.06	2.37	6
11.22	(3.92)	6.6	1.07	2.29	1.07	2.29	14
11.95	4.55	7.0	1.06	2.16	1.06	2.16	3
11.68	10.35	5.3	1.08	2.83	1.08	2.83	10
10.89	0.86	4.5	1.08	2.97	1.08	2.97	4

11.86	8.76	86.0	0.66	2.77	0.66	2.77	6
11.21	(3.46)	81.3	0.67	2.69	0.67	2.69	14
11.93	4.98	91.6	0.66	2.57	0.66	2.57	3
11.66	10.70	77.7	0.68	3.23	0.68	3.23	10
10.88	1.35	66.2	0.68	3.38	0.68	3.38	4

11.86	8.33	0.8	1.06	2.38	1.06	2.38	6
11.21	(3.85)	1.0	1.05	2.12	1.05	2.12	14
11.93	4.56	16.7	1.06	2.18	1.06	2.18	3
11.66	10.26	25.9	1.08	2.84	1.08	2.84	10
10.88	0.95	25.1	1.08	2.98	1.08	2.98	4

See accompanying notes to financial statements.	213

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a)	Net gain (loss) on investments (both realized and unrealized) (b)	Total from investment operations	Net investment income (a)	Total distributions
Class A Shares
Year ended 12/31/2014	$1.00	$—	$—	$—	$—	$—
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—	—
Class B Shares
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—	—
Legacy Class A Shares
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—	—
Legacy Class B Shares
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—	—
Institutional Shares
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—	—
Class R-1 Shares
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—	—
Class R-2 Shares
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—	—
Class R-3 Shares
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—	—

(a)	Net investment income and distributions represent less than $0.01 per share for Institutional and Class R-3 shares in 2014, 2013, 2012, 2011 and 2010.

(b)	Net gain (loss) on investments represents less than $0.01 per share for all classes in 2013.

(c)	Total return does not reflect the effect of sales charge for Class B and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Net investment income and Total return represent less than 0.005% per share for Institutional and Class R-3 shares in 2014, 2013, 2012, 2011 and 2010.

(e)	The expense ratios include the effect of the voluntary fee waivers by SFIMC and VP Management Corp. described in Note 7 under Expense Reduction Agreements.

214	See accompanying notes to financial statements.

		Ratios/supplemental data
Net asset value, end of period		Net assets, end of period (millions)	Average Net Asset ratios		Average Net Asset ratios
			assuming expense reductions		absent expense reductions
	Total return (c)(d)		Expenses (e)	Net investment income (d)	Expenses	Net investment income

$1.00	0.00%	$153.3	0.07%	0.00%	0.59%	(0.52)%
1.00	0.00	164.2	0.09	0.00	0.59	(0.50)
1.00	0.00	119.8	0.11	0.00	0.59	(0.48)
1.00	0.00	106.8	0.11	0.00	0.60	(0.49)
1.00	0.00	94.0	0.17	0.00	0.60	(0.43)

1.00	0.00	0.5	0.07	0.00	0.99	(0.92)
1.00	0.00	0.7	0.09	0.00	0.99	(0.90)
1.00	0.00	3.1	0.11	0.00	0.99	(0.88)
1.00	0.00	3.2	0.11	0.00	1.00	(0.89)
1.00	0.00	3.1	0.17	0.00	1.00	(0.83)

1.00	0.00	64.9	0.07	0.00	0.59	(0.52)
1.00	0.00	71.0	0.09	0.00	0.59	(0.50)
1.00	0.00	75.4	0.11	0.00	0.59	(0.48)
1.00	0.00	80.5	0.11	0.00	0.60	(0.49)
1.00	0.00	75.0	0.17	0.00	0.60	(0.43)

1.00	0.00	1.1	0.07	0.00	0.99	(0.92)
1.00	0.00	2.0	0.09	0.00	0.99	(0.90)
1.00	0.00	5.2	0.11	0.00	0.99	(0.88)
1.00	0.00	7.7	0.12	0.00	1.00	(0.88)
1.00	0.00	8.6	0.17	0.00	1.00	(0.83)

1.00	0.00	63.8	0.07	0.00	0.44	(0.37)
1.00	0.00	59.2	0.09	0.00	0.44	(0.35)
1.00	0.00	59.5	0.11	0.00	0.44	(0.33)
1.00	0.00	52.0	0.11	0.00	0.45	(0.34)
1.00	0.00	40.8	0.17	0.00	0.45	(0.28)

1.00	0.00	4.2	0.07	0.00	0.91	(0.84)
1.00	0.00	4.6	0.09	0.00	0.91	(0.82)
1.00	0.00	5.6	0.11	0.00	0.91	(0.80)
1.00	0.00	5.6	0.12	0.00	0.92	(0.80)
1.00	0.00	5.9	0.17	0.00	0.92	(0.75)

1.00	0.00	13.0	0.07	0.00	0.71	(0.64)
1.00	0.00	14.4	0.09	0.00	0.71	(0.62)
1.00	0.00	17.4	0.11	0.00	0.71	(0.60)
1.00	0.00	15.8	0.11	0.00	0.72	(0.61)
1.00	0.00	14.5	0.17	0.00	0.72	(0.55)

1.00	0.00	2.0	0.07	0.00	0.51	(0.44)
1.00	0.00	1.5	0.09	0.00	0.51	(0.42)
1.00	0.00	2.2	0.11	0.00	0.51	(0.40)
1.00	0.00	2.5	0.11	0.00	0.52	(0.41)
1.00	0.00	3.1	0.17	0.00	0.52	(0.35)

See accompanying notes to financial statements.	215

STATE FARM MUTUAL FUND TRUST LIFEPATH RETIREMENT FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2014	$12.37	$0.15	$0.40	$0.55	$(0.15)	$(0.62)	$(0.77)
Year ended 12/31/2013	12.20	0.13	0.57	0.70	(0.13)	(0.40)	(0.53)
Year ended 12/31/2012	11.69	0.17	0.80	0.97	(0.19)	(0.27)	(0.46)
Year ended 12/31/2011	11.51	0.22	0.18	0.40	(0.22)	—	(0.22)
Year ended 12/31/2010	10.77	0.19	0.76	0.95	(0.19)	(0.02)	(0.21)
Class B Shares
Year ended 12/31/2014	12.45	0.08	0.40	0.48	(0.08)	(0.62)	(0.70)
Year ended 12/31/2013	12.27	0.09	0.58	0.67	(0.09)	(0.40)	(0.49)
Year ended 12/31/2012	11.75	0.10	0.81	0.91	(0.12)	(0.27)	(0.39)
Year ended 12/31/2011	11.57	0.14	0.18	0.32	(0.14)	—	(0.14)
Year ended 12/31/2010	10.82	0.11	0.77	0.88	(0.11)	(0.02)	(0.13)
Legacy Class A Shares
Year ended 12/31/2014	12.64	0.16	0.40	0.56	(0.15)	(0.62)	(0.77)
Year ended 12/31/2013	12.44	0.13	0.59	0.72	(0.12)	(0.40)	(0.52)
Year ended 12/31/2012	11.91	0.17	0.81	0.98	(0.18)	(0.27)	(0.45)
Year ended 12/31/2011	11.73	0.22	0.18	0.40	(0.22)	—	(0.22)
Year ended 12/31/2010	10.96	0.19	0.78	0.97	(0.18)	(0.02)	(0.20)
Legacy Class B Shares
Year ended 12/31/2014	12.69	0.10	0.41	0.51	(0.09)	(0.62)	(0.71)
Year ended 12/31/2013	12.49	0.08	0.59	0.67	(0.07)	(0.40)	(0.47)
Year ended 12/31/2012	11.95	0.12	0.81	0.93	(0.12)	(0.27)	(0.39)
Year ended 12/31/2011	11.76	0.18	0.18	0.36	(0.17)	—	(0.17)
Year ended 12/31/2010	10.99	0.14	0.79	0.93	(0.14)	(0.02)	(0.16)
Institutional Shares
Year ended 12/31/2014	12.64	0.19	0.41	0.60	(0.19)	(0.62)	(0.81)
Year ended 12/31/2013	12.44	0.16	0.59	0.75	(0.15)	(0.40)	(0.55)
Year ended 12/31/2012	11.92	0.20	0.80	1.00	(0.21)	(0.27)	(0.48)
Year ended 12/31/2011	11.73	0.25	0.19	0.44	(0.25)	—	(0.25)
Year ended 12/31/2010	10.96	0.22	0.78	1.00	(0.21)	(0.02)	(0.23)
Class R-1 Shares
Year ended 12/31/2014	12.42	0.11	0.40	0.51	(0.11)	(0.62)	(0.73)
Year ended 12/31/2013	12.24	0.09	0.58	0.67	(0.09)	(0.40)	(0.49)
Year ended 12/31/2012	11.72	0.13	0.80	0.93	(0.14)	(0.27)	(0.41)
Year ended 12/31/2011	11.54	0.18	0.18	0.36	(0.18)	—	(0.18)
Year ended 12/31/2010	10.79	0.15	0.76	0.91	(0.14)	(0.02)	(0.16)
Class R-2 Shares
Year ended 12/31/2014	12.67	0.14	0.41	0.55	(0.14)	(0.62)	(0.76)
Year ended 12/31/2013	12.48	0.11	0.59	0.70	(0.11)	(0.40)	(0.51)
Year ended 12/31/2012	11.94	0.15	0.83	0.98	(0.17)	(0.27)	(0.44)
Year ended 12/31/2011	11.75	0.21	0.19	0.40	(0.21)	—	(0.21)
Year ended 12/31/2010	10.99	0.18	0.77	0.95	(0.17)	(0.02)	(0.19)
Class R-3 Shares
Year ended 12/31/2014	12.63	0.18	0.40	0.58	(0.17)	(0.62)	(0.79)
Year ended 12/31/2013	12.43	0.15	0.60	0.75	(0.15)	(0.40)	(0.55)
Year ended 12/31/2012	11.90	0.19	0.81	1.00	(0.20)	(0.27)	(0.47)
Year ended 12/31/2011	11.71	0.25	0.18	0.43	(0.24)	—	(0.24)
Year ended 12/31/2010	10.95	0.21	0.77	0.98	(0.20)	(0.02)	(0.22)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements described in Note 7; but do not reflect indirect proportionate share of the expenses of the other registered investments companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.25% and 2.02%, respectively, for the year ended December 31, 2014.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of the expense reduction changes described in Note 7 under Expense Reduction Agreements.

(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 7 or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.73%, respectively, for the year ended December 31, 2014.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 13%, 20% and 14% for the years ended 2012, 2011 and 2010, respectively.

216	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (f)
			Expenses (b)(d)	Net investment income (loss) (b)	Expenses (e)	Net investment income (loss) (e)

$12.15	4.53%	$780.7	1.07%	1.21%	1.46%	0.82%	14%
12.37	5.80	652.2	1.07	1.02	1.45	0.64	17
12.20	8.31	483.2	1.14	1.37	1.45	1.06	4
11.69	3.51	352.7	1.17	1.89	1.47	1.59	4
11.51	8.92	266.9	1.17	1.71	1.51	1.37	4

12.23	3.87	12.7	1.66	0.61	2.05	0.22	14
12.45	5.51	12.7	1.37	0.72	1.75	0.34	17
12.27	7.65	11.4	1.69	0.81	2.00	0.50	4
11.75	2.85	10.3	1.87	1.18	2.17	0.88	4
11.57	8.22	9.5	1.87	0.99	2.21	0.65	4

12.43	4.48	277.5	1.07	1.21	1.46	0.82	14
12.64	5.81	282.7	1.07	1.02	1.45	0.64	17
12.44	8.29	276.9	1.14	1.36	1.45	1.05	4
11.91	3.50	258.3	1.17	1.88	1.47	1.58	4
11.73	9.01	263.0	1.17	1.68	1.51	1.34	4

12.49	4.07	9.0	1.47	0.80	1.85	0.42	14
12.69	5.39	14.7	1.48	0.60	1.86	0.22	17
12.49	7.85	23.2	1.54	0.93	1.85	0.62	4
11.95	3.06	34.6	1.57	1.47	1.87	1.17	4
11.76	8.55	44.4	1.57	1.28	1.91	0.94	4

12.43	4.76	96.7	0.82	1.46	1.21	1.07	14
12.64	6.15	89.8	0.82	1.27	1.20	0.89	17
12.44	8.47	78.5	0.89	1.62	1.20	1.31	4
11.92	3.78	64.6	0.92	2.14	1.22	1.84	4
11.73	9.29	57.1	0.92	1.94	1.26	1.60	4

12.20	4.16	6.6	1.39	0.89	1.78	0.50	14
12.42	5.50	6.4	1.39	0.70	1.77	0.32	17
12.24	8.00	5.8	1.46	1.03	1.77	0.72	4
11.72	3.16	5.3	1.49	1.56	1.79	1.26	4
11.54	8.59	5.3	1.49	1.34	1.83	1.00	4

12.46	4.44	23.6	1.19	1.09	1.58	0.70	14
12.67	5.64	19.9	1.19	0.89	1.57	0.51	17
12.48	8.14	19.1	1.26	1.23	1.57	0.92	4
11.94	3.38	16.6	1.29	1.77	1.59	1.47	4
11.75	8.88	16.5	1.29	1.59	1.63	1.25	4

12.42	4.68	1.8	0.89	1.39	1.28	1.00	14
12.63	6.09	1.7	0.89	1.20	1.27	0.82	17
12.43	8.44	1.6	0.96	1.53	1.27	1.22	4
11.90	3.71	1.6	0.99	2.06	1.29	1.76	4
11.71	9.13	1.3	0.99	1.86	1.33	1.52	4

See accompanying notes to financial statements.	217

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2014	$14.45	$0.18	$0.50	$0.68	$(0.17)	$(0.90)	$(1.07)
Year ended 12/31/2013	13.91	0.17	1.13	1.30	(0.17)	(0.59)	(0.76)
Year ended 12/31/2012	12.79	0.20	1.15	1.35	(0.21)	(0.02)	(0.23)
Year ended 12/31/2011	12.86	0.22	(0.08)	0.14	(0.21)	—	(0.21)
Year ended 12/31/2010	11.81	0.19	1.04	1.23	(0.18)	—	(0.18)
Class B Shares
Year ended 12/31/2014	14.36	0.07	0.50	0.57	(0.06)	(0.90)	(0.96)
Year ended 12/31/2013	13.82	0.07	1.13	1.20	(0.07)	(0.59)	(0.66)
Year ended 12/31/2012	12.72	0.10	1.14	1.24	(0.12)	(0.02)	(0.14)
Year ended 12/31/2011	12.79	0.13	(0.08)	0.05	(0.12)	—	(0.12)
Year ended 12/31/2010	11.75	0.10	1.04	1.14	(0.10)	—	(0.10)
Legacy Class A Shares
Year ended 12/31/2014	14.40	0.18	0.49	0.67	(0.16)	(0.90)	(1.06)
Year ended 12/31/2013	13.86	0.17	1.13	1.30	(0.17)	(0.59)	(0.76)
Year ended 12/31/2012	12.74	0.20	1.15	1.35	(0.21)	(0.02)	(0.23)
Year ended 12/31/2011	12.81	0.22	(0.08)	0.14	(0.21)	—	(0.21)
Year ended 12/31/2010	11.75	0.18	1.05	1.23	(0.17)	—	(0.17)
Legacy Class B Shares
Year ended 12/31/2014	14.45	0.12	0.50	0.62	(0.08)	(0.90)	(0.98)
Year ended 12/31/2013	13.88	0.10	1.14	1.24	(0.08)	(0.59)	(0.67)
Year ended 12/31/2012	12.74	0.13	1.15	1.28	(0.12)	(0.02)	(0.14)
Year ended 12/31/2011	12.79	0.16	(0.07)	0.09	(0.14)	—	(0.14)
Year ended 12/31/2010	11.74	0.14	1.03	1.17	(0.12)	—	(0.12)
Institutional Shares
Year ended 12/31/2014	14.49	0.22	0.49	0.71	(0.20)	(0.90)	(1.10)
Year ended 12/31/2013	13.93	0.20	1.15	1.35	(0.20)	(0.59)	(0.79)
Year ended 12/31/2012	12.81	0.23	1.15	1.38	(0.24)	(0.02)	(0.26)
Year ended 12/31/2011	12.88	0.25	(0.08)	0.17	(0.24)	—	(0.24)
Year ended 12/31/2010	11.81	0.22	1.05	1.27	(0.20)	—	(0.20)
Class R-1 Shares
Year ended 12/31/2014	14.39	0.13	0.50	0.63	(0.12)	(0.90)	(1.02)
Year ended 12/31/2013	13.84	0.12	1.14	1.26	(0.12)	(0.59)	(0.71)
Year ended 12/31/2012	12.73	0.15	1.15	1.30	(0.17)	(0.02)	(0.19)
Year ended 12/31/2011	12.81	0.18	(0.09)	0.09	(0.17)	—	(0.17)
Year ended 12/31/2010	11.75	0.14	1.05	1.19	(0.13)	—	(0.13)
Class R-2 Shares
Year ended 12/31/2014	14.40	0.16	0.50	0.66	(0.16)	(0.90)	(1.06)
Year ended 12/31/2013	13.86	0.15	1.13	1.28	(0.15)	(0.59)	(0.74)
Year ended 12/31/2012	12.75	0.18	1.15	1.33	(0.20)	(0.02)	(0.22)
Year ended 12/31/2011	12.82	0.20	(0.07)	0.13	(0.20)	—	(0.20)
Year ended 12/31/2010	11.77	0.18	1.03	1.21	(0.16)	—	(0.16)
Class R-3 Shares
Year ended 12/31/2014	14.46	0.21	0.49	0.70	(0.19)	(0.90)	(1.09)
Year ended 12/31/2013	13.90	0.19	1.15	1.34	(0.19)	(0.59)	(0.78)
Year ended 12/31/2012	12.76	0.22	1.16	1.38	(0.22)	(0.02)	(0.24)
Year ended 12/31/2011	12.83	0.24	(0.08)	0.16	(0.23)	—	(0.23)
Year ended 12/31/2010	11.77	0.21	1.04	1.25	(0.19)	—	(0.19)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements described in Note 7; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.24% and 2.01%, respectively, for the year ended December 31, 2014.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 7 or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.71%, respectively, for the year ended December 31, 2014.

(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 15%, 23% and 13% for the years ended 2012, 2011 and 2010, respectively.

218	See accompanying notes to financial statements.

Net asset value, end of period		Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (e)
	Total return (c)		Expenses (b)	Net investment income (loss) (b)	Expenses (d)	Net investment income (loss) (d)

$14.06	4.73%	$1,212.0	1.05%	1.21%	1.46%	0.80%	21%
14.45	9.34	989.9	1.04	1.18	1.44	0.78	19
13.91	10.59	727.4	1.11	1.47	1.45	1.13	5
12.79	1.12	537.2	1.13	1.70	1.45	1.38	5
12.86	10.40	433.6	1.13	1.56	1.48	1.21	4

13.97	3.97	32.9	1.75	0.51	2.16	0.10	21
14.36	8.66	32.8	1.74	0.46	2.15	0.05	19
13.82	9.75	28.4	1.81	0.75	2.15	0.41	5
12.72	0.42	24.1	1.83	0.98	2.15	0.66	5
12.79	9.66	21.9	1.83	0.85	2.18	0.50	4

14.01	4.71	453.9	1.05	1.21	1.46	0.80	21
14.40	9.32	434.3	1.04	1.16	1.45	0.75	19
13.86	10.59	399.0	1.11	1.45	1.45	1.11	5
12.74	1.09	356.9	1.13	1.68	1.45	1.36	5
12.81	10.47	358.8	1.13	1.53	1.48	1.18	4

14.09	4.30	22.6	1.45	0.80	1.86	0.39	21
14.45	8.90	33.6	1.45	0.71	1.85	0.31	19
13.88	10.11	46.9	1.52	1.00	1.85	0.67	5
12.74	0.71	62.5	1.53	1.26	1.85	0.94	5
12.79	9.96	76.3	1.53	1.12	1.88	0.77	4

14.10	4.95	197.0	0.80	1.46	1.21	1.05	21
14.49	9.69	171.4	0.79	1.41	1.20	1.00	19
13.93	10.80	145.4	0.86	1.70	1.20	1.36	5
12.81	1.34	125.4	0.88	1.94	1.20	1.62	5
12.88	10.77	114.3	0.88	1.80	1.23	1.45	4

14.00	4.37	17.7	1.37	0.88	1.78	0.47	21
14.39	9.07	17.5	1.36	0.83	1.77	0.42	19
13.84	10.16	16.4	1.43	1.14	1.77	0.80	5
12.73	0.77	13.1	1.45	1.35	1.77	1.03	5
12.81	10.10	12.2	1.45	1.17	1.80	0.82	4

14.00	4.58	58.3	1.17	1.09	1.58	0.68	21
14.40	9.21	45.2	1.16	1.03	1.57	0.62	19
13.86	10.43	40.8	1.23	1.35	1.57	1.01	5
12.75	0.99	30.4	1.25	1.57	1.57	1.25	5
12.82	10.31	26.9	1.25	1.45	1.60	1.10	4

14.07	4.88	4.4	0.87	1.40	1.28	0.99	21
14.46	9.58	2.9	0.87	1.34	1.27	0.94	19
13.90	10.77	2.7	0.94	1.59	1.28	1.25	5
12.76	1.29	2.7	0.95	1.85	1.27	1.53	5
12.83	10.60	2.9	0.95	1.70	1.30	1.35	4

See accompanying notes to financial statements.	219

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2014	$15.27	$0.19	$0.57	$0.76	$(0.17)	$(1.13)	$(1.30)
Year ended 12/31/2013	14.22	0.20	1.70	1.90	(0.21)	(0.64)	(0.85)
Year ended 12/31/2012	12.82	0.21	1.41	1.62	(0.22)	—	(0.22)
Year ended 12/31/2011	13.15	0.20	(0.34)	(0.14)	(0.19)	—	(0.19)
Year ended 12/31/2010	11.95	0.18	1.19	1.37	(0.17)	—	(0.17)
Class B Shares
Year ended 12/31/2014	15.20	0.08	0.56	0.64	(0.05)	(1.13)	(1.18)
Year ended 12/31/2013	14.16	0.09	1.69	1.78	(0.10)	(0.64)	(0.74)
Year ended 12/31/2012	12.77	0.11	1.40	1.51	(0.12)	—	(0.12)
Year ended 12/31/2011	13.10	0.11	(0.34)	(0.23)	(0.10)	—	(0.10)
Year ended 12/31/2010	11.91	0.09	1.18	1.27	(0.08)	—	(0.08)
Legacy Class A Shares
Year ended 12/31/2014	15.29	0.19	0.58	0.77	(0.17)	(1.13)	(1.30)
Year ended 12/31/2013	14.23	0.20	1.70	1.90	(0.20)	(0.64)	(0.84)
Year ended 12/31/2012	12.83	0.21	1.40	1.61	(0.21)	—	(0.21)
Year ended 12/31/2011	13.15	0.20	(0.33)	(0.13)	(0.19)	—	(0.19)
Year ended 12/31/2010	11.94	0.17	1.20	1.37	(0.16)	—	(0.16)
Legacy Class B Shares
Year ended 12/31/2014	15.30	0.12	0.58	0.70	(0.08)	(1.13)	(1.21)
Year ended 12/31/2013	14.21	0.12	1.72	1.84	(0.11)	(0.64)	(0.75)
Year ended 12/31/2012	12.79	0.15	1.40	1.55	(0.13)	—	(0.13)
Year ended 12/31/2011	13.10	0.14	(0.33)	(0.19)	(0.12)	—	(0.12)
Year ended 12/31/2010	11.89	0.12	1.20	1.32	(0.11)	—	(0.11)
Institutional Shares
Year ended 12/31/2014	15.36	0.23	0.58	0.81	(0.21)	(1.13)	(1.34)
Year ended 12/31/2013	14.29	0.24	1.71	1.95	(0.24)	(0.64)	(0.88)
Year ended 12/31/2012	12.88	0.25	1.41	1.66	(0.25)	—	(0.25)
Year ended 12/31/2011	13.21	0.23	(0.34)	(0.11)	(0.22)	—	(0.22)
Year ended 12/31/2010	11.99	0.21	1.20	1.41	(0.19)	—	(0.19)
Class R-1 Shares
Year ended 12/31/2014	15.20	0.14	0.56	0.70	(0.11)	(1.13)	(1.24)
Year ended 12/31/2013	14.16	0.15	1.69	1.84	(0.16)	(0.64)	(0.80)
Year ended 12/31/2012	12.76	0.16	1.41	1.57	(0.17)	—	(0.17)
Year ended 12/31/2011	13.08	0.15	(0.32)	(0.17)	(0.15)	—	(0.15)
Year ended 12/31/2010	11.88	0.13	1.19	1.32	(0.12)	—	(0.12)
Class R-2 Shares
Year ended 12/31/2014	15.26	0.17	0.57	0.74	(0.16)	(1.13)	(1.29)
Year ended 12/31/2013	14.20	0.17	1.71	1.88	(0.18)	(0.64)	(0.82)
Year ended 12/31/2012	12.81	0.20	1.40	1.60	(0.21)	—	(0.21)
Year ended 12/31/2011	13.13	0.19	(0.34)	(0.15)	(0.17)	—	(0.17)
Year ended 12/31/2010	11.94	0.16	1.18	1.34	(0.15)	—	(0.15)
Class R-3 Shares
Year ended 12/31/2014	15.37	0.22	0.58	0.80	(0.20)	(1.13)	(1.33)
Year ended 12/31/2013	14.29	0.22	1.72	1.94	(0.22)	(0.64)	(0.86)
Year ended 12/31/2012	12.87	0.23	1.42	1.65	(0.23)	—	(0.23)
Year ended 12/31/2011	13.19	0.22	(0.33)	(0.11)	(0.21)	—	(0.21)
Year ended 12/31/2010	11.98	0.20	1.19	1.39	(0.18)	—	(0.18)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements described in Note 7; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.21% and 2.02%, respectively, for the year ended December 31, 2014.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 7 or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.70%, respectively, for the year ended December 31, 2014.

(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 16%, 20% and 10% for the years ended 2012, 2011 and 2010, respectively.

220	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (e)
		Net assets, end of period (millions)	Expenses (b)	Net investment income (loss) (b)	Expenses (d)	Net investment income (loss) (d)

$14.73	4.90%	$1,153.7	1.02%	1.22%	1.47%	0.77%	33%
15.27	13.40	927.4	1.02	1.34	1.45	0.91	22
14.22	12.61	657.8	1.10	1.54	1.46	1.18	5
12.82	(1.04)	483.8	1.12	1.52	1.45	1.19	7
13.15	11.42	399.1	1.11	1.45	1.47	1.09	3

14.66	4.21	42.8	1.72	0.51	2.17	0.06	33
15.20	12.58	41.8	1.73	0.62	2.16	0.19	22
14.16	11.84	34.4	1.80	0.83	2.16	0.47	5
12.77	(1.74)	28.3	1.82	0.80	2.15	0.47	7
13.10	10.67	26.1	1.81	0.73	2.17	0.37	3

14.76	4.98	362.1	1.02	1.21	1.47	0.76	33
15.29	13.34	341.8	1.03	1.31	1.46	0.88	22
14.23	12.56	296.6	1.10	1.52	1.46	1.16	5
12.83	(1.00)	258.1	1.11	1.50	1.45	1.16	7
13.15	11.44	260.0	1.11	1.41	1.47	1.05	3

14.79	4.54	21.6	1.42	0.80	1.87	0.35	33
15.30	12.91	30.5	1.43	0.82	1.86	0.39	22
14.21	12.15	41.5	1.50	1.06	1.85	0.71	5
12.79	(1.44)	50.6	1.51	1.07	1.85	0.73	7
13.10	11.06	60.9	1.51	1.00	1.87	0.64	3

14.83	5.23	221.5	0.77	1.47	1.22	1.02	33
15.36	13.63	191.9	0.78	1.57	1.21	1.14	22
14.29	12.86	153.5	0.85	1.78	1.21	1.42	5
12.88	(0.82)	125.4	0.87	1.76	1.20	1.43	7
13.21	11.75	114.6	0.86	1.67	1.22	1.31	3

14.66	4.59	25.8	1.34	0.89	1.79	0.44	33
15.20	12.99	24.9	1.34	1.01	1.77	0.58	22
14.16	12.32	19.8	1.42	1.19	1.78	0.83	5
12.76	(1.32)	16.3	1.43	1.16	1.77	0.82	7
13.08	11.09	15.9	1.43	1.07	1.79	0.71	3

14.71	4.79	52.3	1.14	1.10	1.59	0.65	33
15.26	13.23	41.7	1.15	1.15	1.58	0.72	22
14.20	12.45	40.4	1.22	1.43	1.58	1.07	5
12.81	(1.11)	26.3	1.24	1.41	1.57	1.08	7
13.13	11.32	23.9	1.23	1.34	1.59	0.98	3

14.84	5.15	4.4	0.84	1.40	1.29	0.95	33
15.37	13.56	3.7	0.85	1.47	1.28	1.04	22
14.29	12.85	3.5	0.92	1.69	1.28	1.33	5
12.87	(0.85)	2.9	0.93	1.66	1.27	1.32	7
13.19	11.60	3.1	0.93	1.62	1.29	1.26	3

See accompanying notes to financial statements.	221

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2014	$15.99	$0.20	$0.62	$0.82	$(0.18)	$(1.32)	$(1.50)
Year ended 12/31/2013	14.46	0.23	2.18	2.41	(0.23)	(0.65)	(0.88)
Year ended 12/31/2012	12.85	0.22	1.62	1.84	(0.23)	—	(0.23)
Year ended 12/31/2011	13.41	0.18	(0.56)	(0.38)	(0.18)	—	(0.18)
Year ended 12/31/2010	12.08	0.16	1.32	1.48	(0.15)	—	(0.15)
Class B Shares
Year ended 12/31/2014	15.90	0.08	0.62	0.70	(0.06)	(1.32)	(1.38)
Year ended 12/31/2013	14.40	0.11	2.16	2.27	(0.12)	(0.65)	(0.77)
Year ended 12/31/2012	12.80	0.12	1.61	1.73	(0.13)	—	(0.13)
Year ended 12/31/2011	13.35	0.09	(0.55)	(0.46)	(0.09)	—	(0.09)
Year ended 12/31/2010	12.04	0.07	1.31	1.38	(0.07)	—	(0.07)
Legacy Class A Shares
Year ended 12/31/2014	16.03	0.20	0.63	0.83	(0.18)	(1.32)	(1.50)
Year ended 12/31/2013	14.50	0.22	2.18	2.40	(0.22)	(0.65)	(0.87)
Year ended 12/31/2012	12.88	0.22	1.62	1.84	(0.22)	—	(0.22)
Year ended 12/31/2011	13.42	0.18	(0.55)	(0.37)	(0.17)	—	(0.17)
Year ended 12/31/2010	12.09	0.16	1.32	1.48	(0.15)	—	(0.15)
Legacy Class B Shares
Year ended 12/31/2014	16.05	0.13	0.64	0.77	(0.09)	(1.32)	(1.41)
Year ended 12/31/2013	14.50	0.14	2.20	2.34	(0.14)	(0.65)	(0.79)
Year ended 12/31/2012	12.87	0.16	1.62	1.78	(0.15)	—	(0.15)
Year ended 12/31/2011	13.40	0.12	(0.54)	(0.42)	(0.11)	—	(0.11)
Year ended 12/31/2010	12.07	0.11	1.32	1.43	(0.10)	—	(0.10)
Institutional Shares
Year ended 12/31/2014	16.11	0.24	0.63	0.87	(0.22)	(1.32)	(1.54)
Year ended 12/31/2013	14.56	0.27	2.19	2.46	(0.26)	(0.65)	(0.91)
Year ended 12/31/2012	12.93	0.26	1.63	1.89	(0.26)	—	(0.26)
Year ended 12/31/2011	13.48	0.22	(0.56)	(0.34)	(0.21)	—	(0.21)
Year ended 12/31/2010	12.15	0.19	1.32	1.51	(0.18)	—	(0.18)
Class R-1 Shares
Year ended 12/31/2014	15.92	0.15	0.62	0.77	(0.12)	(1.32)	(1.44)
Year ended 12/31/2013	14.41	0.17	2.17	2.34	(0.18)	(0.65)	(0.83)
Year ended 12/31/2012	12.80	0.17	1.62	1.79	(0.18)	—	(0.18)
Year ended 12/31/2011	13.34	0.13	(0.54)	(0.41)	(0.13)	—	(0.13)
Year ended 12/31/2010	12.02	0.12	1.31	1.43	(0.11)	—	(0.11)
Class R-2 Shares
Year ended 12/31/2014	15.99	0.18	0.62	0.80	(0.17)	(1.32)	(1.49)
Year ended 12/31/2013	14.46	0.20	2.18	2.38	(0.20)	(0.65)	(0.85)
Year ended 12/31/2012	12.85	0.21	1.61	1.82	(0.21)	—	(0.21)
Year ended 12/31/2011	13.40	0.17	(0.56)	(0.39)	(0.16)	—	(0.16)
Year ended 12/31/2010	12.08	0.15	1.31	1.46	(0.14)	—	(0.14)
Class R-3 Shares
Year ended 12/31/2014	16.26	0.24	0.63	0.87	(0.21)	(1.32)	(1.53)
Year ended 12/31/2013	14.70	0.25	2.21	2.46	(0.25)	(0.65)	(0.90)
Year ended 12/31/2012	13.05	0.24	1.65	1.89	(0.24)	—	(0.24)
Year ended 12/31/2011	13.60	0.21	(0.56)	(0.35)	(0.20)	—	(0.20)
Year ended 12/31/2010	12.25	0.19	1.33	1.52	(0.17)	—	(0.17)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements described in Note 7; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.19% and 2.03%, respectively, for the year ended December 31, 2014.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 7 or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.69%, respectively, for the year ended December 31, 2014.

(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 14%, 20% and 9% for the years ended 2012, 2011 and 2010, respectively.

222	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (e)
			Expenses (b)	Net investment income (loss) (b)	Expenses (d)	Net investment income (loss) (d)

$15.31	5.12%	$719.1	1.01%	1.23%	1.47%	0.77%	42%
15.99	16.65	579.2	1.01	1.47	1.46	1.02	26
14.46	14.29	407.1	1.09	1.60	1.47	1.22	4
12.85	(2.85)	297.6	1.10	1.36	1.46	1.00	8
13.41	12.28	257.8	1.11	1.34	1.48	0.97	4

15.22	4.38	44.1	1.71	0.52	2.17	0.06	42
15.90	15.75	41.7	1.72	0.73	2.17	0.28	26
14.40	13.52	34.0	1.79	0.88	2.17	0.50	4
12.80	(3.47)	27.6	1.80	0.65	2.16	0.29	8
13.35	11.47	26.1	1.81	0.61	2.18	0.24	4

15.36	5.13	264.3	1.01	1.22	1.47	0.76	42
16.03	16.56	249.1	1.02	1.43	1.47	0.98	26
14.50	14.29	210.0	1.09	1.57	1.47	1.19	4
12.88	(2.81)	182.2	1.10	1.34	1.46	0.98	8
13.42	12.30	188.0	1.11	1.29	1.48	0.92	4

15.41	4.76	20.4	1.41	0.80	1.87	0.34	42
16.05	16.09	28.1	1.42	0.93	1.87	0.48	26
14.50	13.81	33.8	1.49	1.12	1.87	0.74	4
12.87	(3.15)	38.5	1.50	0.92	1.86	0.56	8
13.40	11.81	45.9	1.51	0.88	1.88	0.51	4

15.44	5.37	265.5	0.76	1.48	1.22	1.02	42
16.11	16.90	221.4	0.77	1.69	1.22	1.24	26
14.56	14.59	170.7	0.84	1.84	1.22	1.46	4
12.93	(2.55)	136.2	0.85	1.60	1.21	1.24	8
13.48	12.43	128.4	0.86	1.57	1.23	1.20	4

15.25	4.79	18.5	1.33	0.90	1.79	0.44	42
15.92	16.27	18.4	1.34	1.11	1.79	0.66	26
14.41	13.92	15.3	1.41	1.26	1.79	0.88	4
12.80	(3.08)	12.3	1.42	1.00	1.78	0.64	8
13.34	11.89	12.6	1.43	0.94	1.80	0.57	4

15.30	4.96	43.9	1.13	1.12	1.59	0.66	42
15.99	16.48	33.9	1.14	1.28	1.58	0.84	26
14.46	14.15	30.7	1.21	1.47	1.59	1.09	4
12.85	(2.91)	22.9	1.22	1.25	1.58	0.89	8
13.40	12.08	20.7	1.23	1.23	1.60	0.86	4

15.60	5.32	4.3	0.83	1.41	1.29	0.95	42
16.26	16.71	3.5	0.84	1.61	1.29	1.16	26
14.70	14.50	3.0	0.91	1.73	1.29	1.35	4
13.05	(2.60)	2.4	0.92	1.51	1.28	1.15	8
13.60	12.41	2.3	0.93	1.50	1.30	1.13	4

See accompanying notes to financial statements.	223

STATE FARM MUTUAL FUND TRUST LIFEPATH 2050 FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2014	$10.79	$0.13	$0.46	$0.59	$(0.12)	$(0.80)	$(0.92)
Year ended 12/31/2013	9.63	0.17	1.69	1.86	(0.15)	(0.55)	(0.70)
Year ended 12/31/2012	8.60	0.15	1.19	1.34	(0.14)	(0.17)	(0.31)
Year ended 12/31/2011	9.39	0.11	(0.51)	(0.40)	(0.09)	(0.30)	(0.39)
Year ended 12/31/2010	8.62	0.12	1.00	1.12	(0.08)	(0.27)	(0.35)
Class R-1 Shares
Year ended 12/31/2014	10.83	0.10	0.44	0.54	(0.08)	(0.80)	(0.88)
Year ended 12/31/2013	9.66	0.13	1.70	1.83	(0.11)	(0.55)	(0.66)
Year ended 12/31/2012	8.62	0.12	1.20	1.32	(0.11)	(0.17)	(0.28)
Year ended 12/31/2011	9.42	0.08	(0.51)	(0.43)	(0.07)	(0.30)	(0.37)
Year ended 12/31/2010	8.64	0.08	1.02	1.10	(0.05)	(0.27)	(0.32)
Class R-2 Shares
Year ended 12/31/2014	10.84	0.12	0.45	0.57	(0.11)	(0.80)	(0.91)
Year ended 12/31/2013	9.66	0.14	1.71	1.85	(0.12)	(0.55)	(0.67)
Year ended 12/31/2012	8.63	0.14	1.19	1.33	(0.13)	(0.17)	(0.30)
Year ended 12/31/2011	9.42	0.11	(0.51)	(0.40)	(0.09)	(0.30)	(0.39)
Year ended 12/31/2010	8.65	0.10	1.01	1.11	(0.07)	(0.27)	(0.34)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements described in Note 7; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.18% and 2.04%, respectively, for the year ended December 31, 2014.

(c)	Total return does not reflect the effect of sales charge for Class A shares. All other classes do not have a sales charge.

(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 7 or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.69%, respectively, for the year ended December 31, 2014.

(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 15%, 19% and 12% for the years ended 2012, 2011 and 2010, respectively.

224	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (e)
			Expenses (b)	Net investment income (loss) (b)	Expenses (d)	Net investment income (loss) (d)

$10.46	5.40%	$239.4	1.04%	1.20%	1.53%	0.71%	48%
10.79	19.34	170.7	1.08	1.60	1.56	1.12	28
9.63	15.54	104.3	1.14	1.61	1.60	1.15	5
8.60	(4.25)	62.2	1.13	1.23	1.63	0.73	13
9.39	12.98	42.6	1.12	1.32	1.76	0.68	5

10.49	4.94	5.5	1.36	0.87	1.85	0.38	48
10.83	19.02	4.6	1.40	1.26	1.88	0.78	28
9.66	15.29	3.5	1.46	1.27	1.92	0.81	5
8.62	(4.61)	2.5	1.45	0.89	1.95	0.39	13
9.42	12.69	1.8	1.44	0.90	2.08	0.26	5

10.50	5.20	11.5	1.16	1.08	1.65	0.59	48
10.84	19.21	7.5	1.21	1.32	1.68	0.85	28
9.66	15.37	4.9	1.26	1.52	1.72	1.06	5
8.63	(4.26)	2.9	1.26	1.15	1.74	0.67	13
9.42	12.79	1.7	1.24	1.14	1.89	0.49	5

See accompanying notes to financial statements.	225

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of the State Farm Mutual Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for the State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund for which the schedules of investments are not included), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Farm Equity Fund, State Farm Small/Mid Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity and Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund, State Farm Money Market Fund, State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund, fifteen funds comprising the State Farm Mutual Fund Trust (the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended December 31, 2010 were audited by another independent registered public accounting firm whose report dated February 28, 2011 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 27, 2015

FEDERAL INCOME TAX INFORMATION (unaudited)

The following information is provided as required by the Internal Revenue Code for dividends paid by each Fund during the year ended December 31, 2014.

Fund	Total Capital Gain Distributed	Total Qualified Dividend Income Distributed	Total Distributions Qualifying for the Dividends-Received Deduction	Total Foreign Taxes Paid	Total Foreign Source Income	Total Exempt Interest Distributed
Equity Fund	$6,247,898	$3,074,656	$3,074,656	$—	$—	$—
Small Mid/Cap Equity Fund	31,352,528	—	—	—	—	—
International Equity Fund	—	841,817	51,520	261,972	2,310,371	—
S&P 500 Index Fund	—	11,579,901	11,579,901	—	—	—
Small Cap Index Fund	22,138,905	3,470,759	3,470,759	—	—	—
International Index Fund	—	6,157,717	—	620,331	9,537,198	—
Equity and Bond Fund	538,267	1,382,946	1,382,946	—	—	—
Bond Fund	109,084	—	—	—	—	—
Tax Advantaged Bond Fund	—	—	—	—	—	13,540,559
Money Market Fund	—	—	—	—	—	—
LifePath Retirement Fund	47,859,952	6,936,661	3,966,957	—	—	—
LifePath 2020 Fund	98,810,027	15,227,908	8,208,559	—	—	—
LifePath 2030 Fund	108,000,191	19,177,247	9,909,054	—	—	—
LifePath 2040 Fund	87,499,718	16,897,534	8,577,393	—	—	—
LifePath 2050 Fund	15,020,069	3,386,265	1,643,839	—	—	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. Individual shareholders should refer to their Form 1099 to determine the amounts to be included on their federal income tax return.

Management Information – State Farm Mutual Fund Trust, December 31, 2014 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee	Began service in 2000 and serves until successor is elected or appointed.	PRESIDENT (since 6/2012) – St. Mary’s University; DEAN and PROFESSOR OF LAW (before 6/2012) – University of St. Thomas School of Law; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 70	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER – Tiehack Development Company (land developer); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 2000 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR (since 8/2012) – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER (since 7/2010) – Poudre River Press LLC (book publisher); CONSULTANT/ PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); ADJUNCT FACULTY (since 2/2010) – Bellevue University and University of Southern Mississippi; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (82 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Diane L. Wallace One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

228

Management Information – State Farm Mutual Fund Trust, December 31, 2014 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee and Chairperson of the Board	Began service as Trustee in 2000 and serves until successor is elected or appointed. Began service as Chairperson of the Board in 2012 and serves until removed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; TRUSTEE, PRESIDENT (before 12/2012) and CHAIRPERSON OF THE BOARD (since 12/2012) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – McGraw-Hill Financial (financial ratings/ information); DIRECTOR – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)

Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee and President	Began service as Trustee in 2002 and serves until successor is elected or appointed. Began service as President in 2012 and serves until removed.	VICE CHAIRMAN and CHIEF OPERATING OFFICER (since 12/2010), CHIEF FINANCIAL OFFICER (before 12/2010) and DIRECTOR – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (before 12/2012) and PRESIDENT (since 12/2012) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Mutual Fund Trust, State Farm VP Management Corp., State Farm Investment Management Corp. and with the affiliates of these companies.

Management Information – State Farm Mutual Fund Trust, December 31, 2014 (unaudited)

III. Information about Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years

Paul J. Smith One State Farm Plaza Bloomington, Illinois 61710 Age 51	Senior Vice President and Treasurer	Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	CHIEF FINANCIAL OFFICER (since 12/2010), TREASURER, SENIOR VICE PRESIDENT (3/2007 – 1/2013) and EXECUTIVE VICE PRESIDENT (since 1/2013) – State Farm Mutual Automobile Insurance Company; DIRECTOR (since 3/2011) and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 6/2011) and TREASURER (since 12/2012) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Joe R. Monk Jr. One State Farm Plaza Bloomington, Illinois 61710 Age 51	Senior Vice President	Began service in March 2011 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER (since 4/2010) and OPERATIONS VICE PRESIDENT (6/2008 – 4/2010) – State Farm Life Insurance Company; SENIOR VICE PRESIDENT – MUTUAL FUNDS (since 1/2011), VICE PRESIDENT – HEALTH (since 4/2010) and OPERATIONS VICE PRESIDENT – HEALTH (6/2008 – 4/2010) – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT (since 7/2010) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 3/2011) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 44	Vice President and Secretary	Began service in December 2012 and serves until removed.	ASSISTANT VICE PRESIDENT – MUTUAL FUNDS (since 12/2012) and MUTUAL FUNDS DIRECTOR (before 12/2012) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 3/2013) and ASSISTANT SECRETARY-TREASURER (12/2007 – 3/2013) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 12/2012) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 55	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary– Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Variable Product Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Investment Management Corp.; ASSISTANT SECRETARY-TREASURER – State Farm VP Management Corp.

Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 51	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT – FIXED INCOME (6/2011 – 12/2011) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FIXED INCOME (3/1998 – 5/2011) – Nationwide Insurance; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp.; VICE PRESIDENT (since 12/2011) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Dick Paul One State Farm Plaza Bloomington, Illinois 61710 Age 55	Vice President	Began service in March 2012 and serves until removed.	VICE PRESIDENT – LIFE/HEALTH/MUTUAL FUNDS (since 1/2012) and OPERATIONS VICE PRESIDENT – LIFE/HEALTH (5/2009 – 2/2012) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust and State Farm Associates’ Funds Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-4930 to request a copy of the SAI.

MASTER INVESTMENT PORTFOLIO

MASTER PORTFOLIO INFORMATION

as of December 31, 2014

LifePath® Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	60%
Equity Funds	40

Ten Largest Holdings	Percent of Affiliated Investment Companies
CoreAlpha Bond Master Portfolio	51%
Active Stock Master Portfolio	16
iShares TIPS Bond ETF	9
International Tilts Master Portfolio	7
Russell 1000® Index Master Portfolio	5
Master Small Cap Index Series	4
BlackRock Commodity Strategies Fund	3
BlackRock Emerging Markets Fund, Inc.	2
iShares MSCI Canada ETF	1
iShares Cohen & Steers REIT ETF	1

LifePath® 2020 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	53%
Fixed Income Funds	46
Short-Term Securities	1

Ten Largest Holdings	Percent of Affiliated Investment Companies
CoreAlpha Bond Master Portfolio	40%
Active Stock Master Portfolio	22
International Tilts Master Portfolio	10
iShares TIPS Bond ETF	7
Russell 1000® Index Master Portfolio	6
BlackRock Commodity Strategies Fund	4
Master Small Cap Index Series	3
BlackRock Emerging Markets Fund, Inc.	3
iShares Cohen & Steers REIT ETF	2
iShares International Developed Real Estate ETF	1

LifePath® 2030 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	75%
Fixed Income Funds	24
Short-Term Securities	1

Ten Largest Holdings	Percent of Affiliated Investment Companies
Active Stock Master Portfolio	27%
CoreAlpha Bond Master Portfolio	22
International Tilts Master Portfolio	14
Russell 1000® Index Master Portfolio	12
BlackRock Emerging Markets Fund, Inc.	4
iShares Cohen & Steers REIT ETF	4
BlackRock Commodity Strategies Fund	4
iShares International Developed Real Estate ETF	4
Master Small Cap Index Series	3
iShares TIPS Bond ETF	2

The LifePath Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Master Portfolios are regularly monitored and their composition may vary throughout various periods.

MASTER INVESTMENT PORTFOLIO

MASTER PORTFOLIO INFORMATION (Concluded)

as of December 31, 2014

LifePath® 2040 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	93%
Fixed Income Funds	6
Short-Term Securities	1

Ten Largest Holdings	Percent of Affiliated Investment Companies
Active Stock Master Portfolio	30%
Russell 1000® Index Master Portfolio	18
International Tilts Master Portfolio	18
iShares Cohen & Steers REIT ETF	7
CoreAlpha Bond Master Portfolio	6
BlackRock Emerging Markets Fund, Inc.	5
iShares International Developed Real Estate ETF	5
BlackRock Commodity Strategies Fund	4
iShares MSCI EAFE Small-Cap ETF	2
Master Small Cap Index Series	2

LifePath® 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	98%
Fixed Income Funds	1
Short-Term Securities	1

Ten Largest Holdings	Percent of Affiliated Investment Companies
Active Stock Master Portfolio	33%
International Tilts Master Portfolio	18
Russell 1000® Index Master Portfolio	16
iShares Cohen & Steers REIT ETF	7
iShares International Developed Real Estate ETF	6
BlackRock Emerging Markets Fund, Inc.	6
BlackRock Commodity Strategies Fund	4
iShares MSCI EAFE Small-Cap ETF	3
Master Small Cap Index Series	3
iShares MSCI Canada ETF	2

The LifePath Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Master Portfolios are regularly monitored and their composition may vary throughout various periods.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2014

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 39.5%
Active Stock Master Portfolio	$261,549,322	$261,549,322
BlackRock Commodity Strategies Fund	6,449,996	52,244,966
BlackRock Emerging Markets Fund, Inc.	1,751,608	34,138,845
International Tilts Master Portfolio	$113,464,710	113,464,710
iShares Cohen & Steers REIT ETF	45,789	4,434,207
iShares International Developed Real Estate ETF	71,776	2,156,151
iShares MSCI Canada ETF	369,599	10,666,627
iShares MSCI EAFE Small-Cap ETF	338,648	15,818,248
Master Small Cap Index Series	$61,149,952	61,149,952
Russell 1000® Index Master Portfolio	$71,857,425	71,857,425

		627,480,453

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Fixed Income Funds — 60.2%
CoreAlpha Bond Master Portfolio	$808,534,591	$808,534,591
iShares TIPS Bond ETF	1,328,000	148,749,280

		957,283,871
Short-Term Securities — 0.2%
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.15% (b)	3,367,223	3,367,223
Total Affiliated Investment Companies (Cost — $1,510,858,022) — 99.9%		1,588,131,547
Other Assets Less Liabilities — 0.1%		2,063,782

Net Assets — 100.0%		$1,590,195,329

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$301,116,371	—		$(39,567,049)[1]	$261,549,322	$261,549,322	$4,122,995	$50,016,113
ACWI ex-US Index Master Portfolio	$21,332,804	—		$(21,332,804)[1]	—	—	$130,286	$1,757,367
BlackRock Cash Funds: Institutional, SL Agency Shares	24,241,785	—		(20,874,562)[1]	3,367,223	$3,367,223	$3,519	—
BlackRock Cash Funds: Prime, SL Agency Shares	3,861,905	—		(3,861,905)[1]	—	—	$16,092	—
BlackRock Commodity Strategies Fund	6,117,587	887,157		(554,748)	6,449,996	$52,244,966	$12,272	$(600,228)
BlackRock Emerging Markets Fund, Inc.	779,979	1,037,356		(65,727)	1,751,608	$34,138,845	$182,516	$26,752
CoreAlpha Bond Master Portfolio	$829,309,521	—		$(20,774,930)[1]	$808,534,591	$808,534,591	$20,902,577	$13,180,841
International Tilts Master Portfolio	$52,994,384	$60,470,326	[2]	—	$113,464,710	$113,464,710	$2,746,895	$(1,565,940)
iShares Cohen & Steers REIT ETF	—	46,500		(711)	45,789	$4,434,207	$43,789	$8,419
iShares International Developed Real Estate ETF	—	73,061		(1,285)	71,776	$2,156,151	$15,931	$(1,498)
iShares MSCI Canada ETF	300,512	82,327		(13,240)	369,599	$10,666,627	$214,221	$10,563
iShares MSCI EAFE ETF	515,589	—		(515,589)	—	—	—	$12,246,932
iShares MSCI EAFE Small-Cap ETF	316,636	46,558		(24,546)	338,648	$15,818,248	$396,907	$148,095
iShares MSCI Emerging Markets ETF	282,562	—		(282,562)	—	—	—	$3,708,467
iShares TIPS Bond ETF	1,368,622	52,015		(92,637)	1,328,000	$148,749,280	$2,494,027	$(552,696)
Master Small Cap Index Series	$74,174,910	—		$(13,024,958)[1]	$61,149,952	$61,149,952	$938,971	$5,553,693
Russell 1000® Index Master Portfolio	$11,344,510	$60,512,915	[2]	—	$71,857,425	$71,857,425	$998,873	$(88,271)

[1]	Represents net shares/beneficial interest sold.
[2]	Represents net shares/beneficial interest purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access
•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

233 See Notes to Financial Statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2014

The following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$271,575,547	$1,316,556,000	—	$1,588,131,547

During the year ended December 31, 2014, there were no transfers between levels.

234	See Notes to Financial Statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2014

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 53.4%
Active Stock Master Portfolio	$627,945,748	$627,945,748
BlackRock Commodity Strategies Fund	12,567,336	101,795,418
BlackRock Emerging Markets Fund, Inc.	4,505,579	87,813,742
International Tilts Master Portfolio	$282,798,820	282,798,820
iShares Cohen & Steers REIT ETF (b)	498,805	48,304,276
iShares International Developed Real Estate ETF	1,382,421	41,527,927
iShares MSCI Canada ETF (b)	967,873	27,932,815
iShares MSCI EAFE Small-Cap ETF	881,531	41,176,313
Master Small Cap Index Series	$99,172,892	99,172,892
Russell 1000® Index Master Portfolio	$176,865,168	176,865,168

		1,535,333,119
Fixed Income Funds — 46.3%
CoreAlpha Bond Master Portfolio	$1,143,592,277	1,143,592,277
iShares TIPS Bond ETF	1,673,332	187,429,917

		1,331,022,194

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.4%
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.15% (c)	5,279,010	$5,279,010
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	6,776,550	6,776,550

		12,055,560
Total Affiliated Investment Companies (Cost — $2,713,634,291) — 100.1%		2,878,410,873
Liabilities in Excess of Other Assets — (0.1)%		(2,916,412)

Net Assets — 100.0%		$2,875,494,461

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$734,517,624	—		$(106,571,876)[1]	$627,945,748	$627,945,748	$10,257,724	$122,571,692
ACWI ex-US Index Master Portfolio	$31,390,459	—		$(31,390,459)[1]	—	—	$189,579	$2,750,343
BlackRock Cash Funds: Institutional, SL Agency Shares	40,527,090	—		(35,248,080)[1]	5,279,010	$5,279,010	$6,678	—
BlackRock Cash Funds: Prime, SL Agency Shares	6,350,735	425,815	[2]	—	6,776,550	$6,776,550	$51,345	—
BlackRock Commodity Strategies Fund	11,033,370	2,656,443		(1,122,477)	12,567,336	$101,795,418	$21,986	$(1,136,942)
BlackRock Emerging Markets Fund, Inc.	1,998,897	2,715,402		(208,720)	4,505,579	$87,813,742	$469,038	$91,326
CoreAlpha Bond Master Portfolio	$1,188,795,466	—		$(45,203,189)[1]	$1,143,592,277	$1,143,592,277	$30,433,847	$19,356,620
International Tilts Master Portfolio	$133,430,820	$149,368,000[2]		—	$282,798,820	$282,798,820	$6,916,333	$(3,810,784)
iShares Cohen & Steers REIT ETF	440,037	125,420		(66,652)	498,805	$48,304,276	$1,304,982	$1,151,062
iShares International Developed Real Estate ETF	1,210,918	312,758		(141,255)	1,382,421	$41,527,927	$1,323,065	$485,128
iShares MSCI Canada ETF	851,740	169,153		(53,020)	967,873	$27,932,815	$556,616	$(152,734)
iShares MSCI EAFE ETF	1,555,425	—		(1,555,425)	—	—	—	$34,762,048
iShares MSCI EAFE Small-Cap ETF	754,858	174,605		(47,932)	881,531	$41,176,313	$997,495	$255,176
iShares MSCI Emerging Markets ETF	811,846	—		(811,846)	—	—	—	$6,723,393
iShares TIPS Bond ETF	1,738,491	174,358		(239,517)	1,673,332	$187,429,917	$3,210,185	$(1,726,580)
Master Small Cap Index Series	$115,162,753	—		$(15,989,861)[1]	$99,172,892	$99,172,892	$1,489,194	$7,912,051
Russell 1000 Index Master Portfolio	$18,841,005	$158,024,163[2]		—	$176,865,168	$176,865,168	$1,946,379	$(80,931)

[1]	Represents net shares/beneficial interest sold.
[2]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

235 See Notes to Financial Statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2014

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$548,035,968	$2,330,374,905	—	$2,878,410,873

LifePath Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, collateral on securities loaned at value of $6,776,550 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

236	See Notes to Financial Statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2014

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 75.4%
Active Stock Master Portfolio	$732,007,711	$732,007,711
BlackRock Commodity Strategies Fund	12,540,270	101,576,184
BlackRock Emerging Markets Fund, Inc.	6,115,000	119,181,356
International Tilts Master Portfolio	$378,538,181	378,538,181
iShares Cohen & Steers REIT ETF	1,164,738	112,793,228
iShares International Developed Real Estate ETF	3,234,964	97,178,319
iShares MSCI Canada ETF (b)	1,320,806	38,118,461
iShares MSCI EAFE Small-Cap ETF	1,198,374	55,976,049
Master Small Cap Index Series	$75,431,704	75,431,704
Russell 1000® Index Master Portfolio	$325,759,398	325,759,398

		2,036,560,591
Fixed Income Funds — 24.3%
CoreAlpha Bond Master Portfolio	$591,843,692	591,843,692
iShares TIPS Bond ETF	587,067	65,757,375

		657,601,067

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (c)	5,873,387	$5,873,387
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	8,407,500	8,407,500

		14,280,887
Total Affiliated Investment Companies (Cost — $2,525,334,356) — 100.2%		2,708,442,545
Liabilities in Excess of Other Assets — (0.2)%		(5,646,777)

		$2,702,795,768

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$883,697,843	—		$(151,690,132)[1]	732,007,711	$732,007,711	$12,250,820	$146,004,155
ACWI ex-US Index Master Portfolio	$52,940,137	—		$(52,940,137)[1]	—	—	$311,550	$3,313,169
BlackRock Cash Funds: Institutional, SL Agency Shares	59,018,753	—		(53,145,366)[1]	5,873,387	$5,873,387	$7,179	—
BlackRock Cash Funds: Prime, SL Agency Shares	9,624,041	—		(1,216,541)[1]	8,407,500	$8,407,500	$65,198	—
BlackRock Commodity Strategies Fund	10,830,777	3,069,120		(1,359,627)	12,540,270	$101,576,184	$21,832	$(1,289,688)
BlackRock Emerging Markets Fund, Inc.	2,516,085	4,069,759		(470,844)	6,115,000	$119,181,356	$636,237	$394,284
CoreAlpha Bond Master Portfolio	$777,088,211	—		$(185,244,519)[1]	$591,843,692	$591,843,692	$19,580,079	$13,105,801
International Tilts Master Portfolio	$165,412,631	$213,125,550	[2]	—	$378,538,181	$378,538,181	$8,716,504	$(5,157,220)
iShares Cohen & Steers REIT ETF	951,541	372,162		(158,965)	1,164,738	$112,793,228	$2,902,017	$993,454
iShares International Developed Real Estate ETF	2,422,429	1,009,532		(196,997)	3,234,964	$97,178,319	$2,838,652	$(263,857)
iShares MSCI Canada ETF	1,012,839	407,410		(99,443)	1,320,806	$38,118,461	$731,454	$(215,111)
iShares MSCI EAFE ETF	1,843,415	—		(1,843,415)	—	—	—	$40,466,651
iShares MSCI EAFE Small-Cap ETF	973,793	306,041		(81,460)	1,198,374	$55,976,049	$1,332,819	$462,355
iShares MSCI Emerging Markets ETF	954,459	—		(954,459)	—	—	—	$6,364,747
iShares TIPS Bond ETF	863,157	93,803		(369,893)	587,067	$65,757,375	$1,596,802	$(293,610)
Master Small Cap Index Series	$87,580,909	—		$(12,149,205)[1]	$75,431,704	$75,431,704	$1,112,983	$5,656,527
Russell 1000 Index Master Portfolio	$48,110,697	$277,648,701	[2]	—	$325,759,398	$325,759,398	$3,109,746	$(257,048)

[1]	Represents net shares/beneficial interest sold.
[2]	Represents net shares/beneficial interest purchased.
(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	Security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

237 See Notes to Financial Statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2014

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$604,861,859	$2,103,580,686	—	$2,708,442,545

LifePath Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, collateral on securities loaned at value of $8,407,500 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

238	See Notes to Financial Statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2014

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 93.8%
Active Stock Master Portfolio	$617,793,419	$617,793,419
BlackRock Commodity Strategies Fund	10,188,103	82,523,638
BlackRock Emerging Markets Fund, Inc.	5,989,668	116,738,633
International Tilts Master Portfolio	$367,981,472	367,981,472
iShares Cohen & Steers REIT ETF (b)	1,402,976	135,864,196
iShares International Developed Real Estate ETF	3,883,740	116,667,550
iShares MSCI Canada ETF (b)	1,285,655	37,104,003
iShares MSCI EAFE Small-Cap ETF	1,170,755	54,685,966
Master Small Cap Index Series	$50,915,660	50,915,660
Russell 1000® Index Master Portfolio	$379,569,351	379,569,351

		1,959,843,888
Fixed Income Funds — 5.9%
CoreAlpha Bond Master Portfolio	$124,444,002	124,444,002

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (c)	4,210,819	$4,210,819
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	16,314,800	16,314,800

		20,525,619
Total Affiliated Investment Companies (Cost — $1,946,307,898) — 100.7%		2,104,813,509
Liabilities in Excess of Other Assets — (0.7)%		(15,500,144)

Net Assets — 100.0%		$2,089,313,365

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$799,127,066	—		$(181,333,647)[1]	$617,793,419	$617,793,419	$10,831,005	$132,762,819
ACWI ex-US Index Master Portfolio	$46,818,008	—		$(46,818,008)[1]	—	—	$282,728	$2,743,780
BlackRock Cash Funds: Institutional, SL Agency Shares	33,479,740	—		(29,268,921)[1]	4,210,819	$4,210,819	$5,668	—
BlackRock Cash Funds: Prime, SL Agency Shares	5,267,073	11,047,727	[2]	—	16,314,800	$16,314,800	$84,728	—
BlackRock Commodity Strategies Fund	8,674,420	2,448,345		(934,662)	10,188,103	$82,523,638	$18,022	$(915,288)
BlackRock Emerging Markets Fund, Inc.	2,360,437	4,086,676		(457,445)	5,989,668	$116,738,633	$621,783	$479,508
CoreAlpha Bond Master Portfolio	$401,864,037	—		$(277,420,035)[1]	$124,444,002	$124,444,002	$9,716,388	$7,286,207
International Tilts Master Portfolio	$154,522,993	$213,458,479	[2]	—	$367,981,472	$367,981,472	$8,114,290	$(4,786,525)
iShares Cohen & Steers REIT ETF	1,112,408	537,872		(247,304)	1,402,976	$135,864,196	$3,317,203	$1,264,675
iShares International Developed Real Estate ETF	2,633,592	1,554,859		(304,711)	3,883,740	$116,667,550	$3,271,760	$(537,382)
iShares MSCI Canada ETF	958,137	419,953		(92,435)	1,285,655	$37,104,003	$697,582	$(230,445)
iShares MSCI EAFE ETF	1,749,865	—		(1,749,865)	—	—	—	$37,379,682
iShares MSCI EAFE Small-Cap ETF	901,955	334,664		(65,864)	1,170,755	$54,685,966	$1,273,018	$400,062
iShares MSCI Emerging Markets ETF	896,775	—		(896,775)	—	—	—	$5,281,800
iShares TIPS Bond ETF	165,134	8,717		(173,851)	—	—	$290,162	$368,045
Master Small Cap Index Series	$54,999,126	—		$(4,083,466)[1]	$50,915,660	$50,915,660	$701,730	$3,499,325
Russell 1000 Index Master Portfolio	$66,301,350	$313,268,001	[2]	—	$379,569,351	$379,569,351	$3,501,743	$(180,994)

[1]	Represents net shares/beneficial interest sold.
[2]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

239 See Notes to Financial Statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2014

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$564,109,605	$1,540,703,904	—	$2,104,813,509

LifePath Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, collateral on securities loaned at value of $16,314,800 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

240	See Notes to Financial Statements.

LIFEPATH 2050 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2014

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 98.6%
Active Stock Master Portfolio	$147,719,967	$147,719,967
BlackRock Commodity Strategies Fund	2,193,346	17,766,099
BlackRock Emerging Markets Fund, Inc.	1,329,101	25,904,173
International Tilts Master Portfolio	$81,873,561	81,873,561
iShares Cohen & Steers REIT ETF	327,853	31,749,285
iShares International Developed Real Estate ETF	901,660	27,085,866
iShares MSCI Canada ETF (b)	285,386	8,236,240
iShares MSCI EAFE Small-Cap ETF	260,026	12,145,814
Master Small Cap Index Series	$11,565,177	11,565,177
Russell 1000® Index Master Portfolio	$69,086,943	69,086,943

		433,133,125
Fixed Income Funds — 1.1%
CoreAlpha Bond Master Portfolio	$4,957,761	4,957,761

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.9%
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.15%, (c)	1,215,707	$1,215,707
BlackRock Cash Funds: Prime, SL
Agency Shares, 0.13% (c)(d)	2,950,000	2,950,000

		4,165,707
Total Affiliated Investment Companies (Cost — $413,634,780) — 100.6%		442,256,593
Liabilities in Excess of Other Assets — (0.6)%		(2,812,942)

Net Assets — 100.0%		$439,443,651

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$176,775,516	—		$(29,055,549)[1]	147,719,967	$147,719,967	$2,339,620	$26,922,577
ACWI ex-US Index Master Portfolio	$27,522,238	—		$(27,522,238)[1]	—	—	$159,298	$1,476,519
BlackRock Cash Funds: Institutional, SL Agency Shares	5,872,036	—		(4,656,329)[1]	1,215,707	$1,215,707	$1,375	—
BlackRock Cash Funds: Prime, SL Agency Shares	859,378	2,090,622	[2]	—	2,950,000	$2,950,000	$17,363	—
BlackRock Commodity Strategies Fund	1,705,352	800,541		(312,547)	2,193,346	$17,766,099	$3,940	$(387,080)
BlackRock Emerging Markets Fund, Inc.	539,560	851,504		(61,963)	1,329,101	$25,904,173	$944,929	$11,541
CoreAlpha Bond Master Portfolio	$40,230,315	—		(35,272,554)[1]	$4,957,761	$4,957,761	$944,570	$728,781
International Tilts Master Portfolio	$36,382,911	$45,490,650	[2]	—	$81,873,561	$81,873,561	$1,813,792	$(1,166,605)
iShares Cohen & Steers REIT ETF	260,332	156,260		(88,739)	327,853	$31,749,285	$789,597	$167,145
iShares International Developed Real Estate ETF	725,825	338,093		(162,258)	901,660	$27,085,866	$792,505	$(453,885)
iShares MSCI Canada ETF	209,515	115,848		(39,977)	285,386	$8,236,240	$157,306	$(32,046)
iShares MSCI EAFE ETF	211,392	—		(211,392)	—	—	—	$3,846,398
iShares MSCI EAFE Small-Cap ETF	203,079	93,063		(36,116)	260,026	$12,145,814	$284,894	$248,710
iShares MSCI Emerging Markets ETF	113,169	—		(113,169)	—	—	—	$452,035
Master Small Cap Index Series	$8,543,922	$3,021,255	[2]	—	$11,565,177	$11,565,177	$116,971	$443,632
Russell 1000 Index Master Portfolio	$21,543,179	$47,543,764	[2]	—	$69,086,943	$69,086,943	$844,711	$1,265

[1]	Represents net shares/beneficial interest sold.
[2]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

241 See Notes to Financial Statements.

LIFEPATH 2050 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2014

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$127,053,184	$315,203,409	—	$442,256,593

LifePath Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, collateral on securities loaned at value of $2,950,000 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

242	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Assets
Investments at value — affiliated[1,2]	$1,588,131,547	$2,878,410,873	$2,708,442,545	$2,104,813,509	$442,256,593
Investments sold receivable	8,304,501	36,169,173	36,011,433	28,969,956	4,549,285
Investment advisor receivable	—	—	—	—	1,986
Contributions receivable from investors	1,969,476	1,938,934	3,618,743	1,288,507	443,977
Dividends receivable — affiliated	76	—	—	—	—
Securities lending income receivable — affiliated	—	3,326	2,752	11,688	950

Total assets	1,598,405,600	2,916,522,306	2,748,075,473	2,135,083,660	447,252,791

Liabilities
Collateral on securities loaned at value	—	6,776,550	8,407,500	16,314,800	2,950,000
Investments purchased payable	5,868,690	21,232,100	23,704,909	19,016,127	3,718,787
Trustees’ fees payable	11,838	20,740	19,352	15,089	3,589
Investment advisory fees payable	88,380	111,688	56,143	9,163	—
Professional fees payable	27,132	29,804	28,980	27,512	23,522
Withdrawals payable to investors	2,214,231	12,856,963	13,062,821	10,387,604	1,113,242

Total liabilities	8,210,271	41,027,845	45,279,705	45,770,295	7,809,140

Net Assets	$1,590,195,329	$2,875,494,461	$2,702,795,768	$2,089,313,365	$439,443,651

Net Assets Consist of
Investors’ capital	$1,512,921,804	$2,710,717,879	$2,519,687,579	$1,930,807,754	$410,821,838
Net unrealized appreciation/depreciation	77,273,525	164,776,582	183,108,189	158,505,611	28,621,813

Net Assets	$1,590,195,329	$2,875,494,461	$2,702,795,768	$2,089,313,365	$439,443,651

[1] Investments at cost — affiliated	$1,510,858,022	$2,713,634,291	$2,525,334,356	$1,946,307,898	$413,634,780

[2] Securities loaned at value	—	$6,626,574	$8,225,100	$15,872,664	$2,886,000

243 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS

Year Ended December 31, 2014

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Investment Income
Dividends — affiliated	$3,359,663	$7,882,976	$10,059,813	$9,489,113	$2,166,569
Securities lending — affiliated — net	16,092	51,345	65,198	84,728	17,363
Income — affiliated	3,519	6,678	7,179	5,668	1,375
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends	9,724,677	22,824,575	28,081,316	25,821,759	5,813,893
Interest	23,082,996	33,674,703	21,765,973	10,892,947	1,085,420
Expenses	(3,492,556)	(6,511,381)	(6,203,852)	(4,815,389)	(949,723)
Fees waived	525,480	1,245,159	1,438,245	1,248,567	269,372

Total income	33,219,871	59,174,055	55,213,872	42,727,393	8,404,269

Expenses
Investment advisory	5,577,351	10,029,021	9,401,718	7,281,306	1,434,290
Professional	27,984	29,589	29,308	28,738	26,652
Independent Trustees	48,009	83,892	79,179	62,170	15,265

Total expenses	5,653,344	10,142,502	9,510,205	7,372,214	1,476,207
Less fees waived by Manager	(4,565,145)	(8,642,209)	(8,587,353)	(6,956,180)	(1,423,923)

Total expenses after fees waived	1,088,199	1,500,293	922,852	416,034	52,284

Net investment income	32,131,672	57,673,762	54,291,020	42,311,359	8,351,985

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	1,776	2,777	1,450	2,298	—
Investments — affiliated	14,993,030	40,451,876	46,617,775	43,490,657	3,852,817
Allocations from the applicable Underlying Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	68,853,803	148,698,991	162,665,384	141,324,612	28,406,169

	83,848,609	189,153,644	209,284,609	184,817,567	32,258,986

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(22,521,163)	(50,383,218)	(50,601,414)	(132,277,953)	(4,030,057)
Allocated from the applicable Underlying Master Portfolios from investments, financial futures contracts, swaps and foreign currency translations	(11,277,399)	(44,267,760)	(63,619,292)	24,668,225	(14,085,843)

	(33,798,562)	(94,650,978)	(114,220,706)	(107,609,728)	(18,115,900)

Net realized and unrealized gain	50,050,047	94,502,666	95,063,903	77,207,839	14,143,086

Net Increase in Net Assets Resulting from Operations	$82,181,719	$152,176,428	$149,354,923	$119,519,198	$22,495,071

244	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Retirement Master Portfolio		LifePath 2020 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013
Operations
Net investment income	$32,131,672	$28,508,616	$57,673,762	$53,237,617
Net realized gain	83,848,609	76,997,571	189,153,644	175,291,019
Net change in unrealized appreciation/depreciation	(33,798,562)	(5,090,602)	(94,650,978)	35,384,494

Net increase in net assets resulting from operations	82,181,719	100,415,585	152,176,428	263,913,130

Capital Transactions
Proceeds from contributions	175,047,598	200,566,162	288,154,878	298,075,510
Value of withdrawals	(253,441,996)	(206,149,443)	(396,106,580)	(255,035,339)

Net decrease in net assets derived from capital transactions	(78,394,398)	(5,583,281)	(107,951,702)	43,040,171

Net Assets
Total increase in net assets	3,787,321	94,832,304	44,224,726	306,953,301
Beginning of year	1,586,408,008	1,491,575,704	2,831,269,735	2,524,316,434

End of year	$1,590,195,329	$1,586,408,008	$2,875,494,461	$2,831,269,735

	LifePath 2030 Master Portfolio		LifePath 2040 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013
Operations
Net investment income	$54,291,020	$52,303,739	$42,311,359	$42,730,509
Net realized gain	209,284,609	189,521,746	184,817,567	162,181,872
Net change in unrealized appreciation/depreciation	(114,220,706)	86,149,465	(107,609,728)	101,679,299

Net increase in net assets resulting from operations	149,354,923	327,974,950	119,519,198	306,591,680

Capital Transactions
Proceeds from contributions	299,751,622	287,895,384	231,414,329	203,577,910
Value of withdrawals	(397,791,695)	(201,833,907)	(326,313,422)	(146,733,461)

Net increase (decrease) in net assets derived from capital transactions	(98,040,073)	86,061,477	(94,899,093)	56,844,449

Net Assets
Total increase in net assets	51,314,850	414,036,427	24,620,105	363,436,129
Beginning of year	2,651,480,918	2,237,444,491	2,064,693,260	1,701,257,131

End of year	$2,702,795,768	$2,651,480,918	$2,089,313,365	$2,064,693,260

245 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

	LifePath 2050 Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013
Operations
Net investment income	$8,351,985	$8,415,880
Net realized gain	32,258,986	29,182,969
Net change in unrealized appreciation/depreciation	(18,115,900)	26,425,146

Net increase in net assets resulting from operations	22,495,071	64,023,995

Capital Transactions
Proceeds from contributions	110,692,340	110,404,463
Value of withdrawals	(109,007,078)	(27,016,387)

Net increase in net assets derived from capital transactions	1,685,262	83,388,076

Net Assets
Total increase in net assets	24,180,333	147,412,071
Beginning of year	415,263,318	267,851,247

End of year	$439,443,651	$415,263,318

246	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS

	LifePath Retirement Master Portfolio
	Year Ended December 31,
	2014		2013		2012		2011		2010
Total Return
Total return	5.25%		6.75%		9.11%		4.46%		9.83%

Ratios to Average Net Assets
Total expenses	0.54%	[1,2,3]	0.54%	[1,2,3]	0.55%	[4,5,6]	0.55%	[4,5,6]	0.61%	[4]

Total expenses after fees waived	0.25%	[1,2,3]	0.25%	[1,2,3]	0.28%	[4,5,6]	0.27%	[4,5,6]	0.26%	[4]

Net investment income[7]	2.02%	[1,2,3]	1.83%	[1,2,3]	2.22%	[4,5,6]	2.77%	[4,5,6]	2.60%	[4]

Supplemental Data
Net assets, end of year (000)	$1,590,195		$1,586,408		$1,491,576		$1,387,033		$1,380,141

Portfolio turnover rate	14%	[8]	17%	[8]	4%	[9]	4%	[9]	4%	[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.03% for each of the years ended December 31, 2014 and December 31, 2013, respectively.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10% for each of the years ended December 31, 2014 and December 31, 2013, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the year ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.03% and 0.02% for the years ended December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08% for each of the years ended December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the years ended December 31, 2014 and December 31, 2013, which also include International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20% and 14% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

247 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2020 Master Portfolio
	Year Ended December 31,
	2014		2013		2012		2011		2010
Total Return
Total return	5.56%		10.17%		11.49%		1.96%		11.40%

Ratios to Average Net Assets
Total expenses	0.54%	[1,2,3]	0.53%	[1,2,3]	0.53%	[4,5,6]	0.53%	[4,5,6]	0.59%	[4]

Total expenses after fees waived	0.24%	[1,2,3]	0.23%	[1,2,3]	0.25%	[4,5,6]	0.25%	[4,5,6]	0.23%	[4]

Net investment income[7]	2.01%	[1,2,3]	1.97%	[1,2,3]	2.30%	[4,5,6]	2.56%	[4,5,6]	2.45%	[4]

Supplemental Data
Net assets, end of year (000)	$2,875,494		$2,831,270		$2,524,316		$2,358,583		$2,343,961

Portfolio turnover rate	21%	[8]	19%	[8]	5%	[9]	5%	[9]	4%	[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.04% and 0.03% for the years ended December 31, 2014 and December 31, 2013, respectively.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% and 0.12%, for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the year ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.03% and 0.03% for the years ended December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the years ended December 31, 2014 and December 31, 2013, which also include International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

248	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2030 Master Portfolio
	Year Ended December 31,
	2014		2013		2012		2011		2010
Total Return
Total return	5.82%		14.16%		13.59%		(0.13)%		12.36%

Ratios to Average Net Assets
Total expenses	0.53%	[1,2,3]	0.52%	[1,2,3]	0.53%	[4,5,6]	0.52%	[4,5,6]	0.57%	[4]

Total expenses after fees waived	0.21%	[1,2,3]	0.20%	[1,2,3]	0.23%	[4,5,6]	0.22%	[4,5,6]	0.21%	[4]

Net investment income[7]	2.02%	[1,2,3]	2.13%	[1,2,3]	2.37%	[4,5,6]	2.39%	[4,5,6]	2.34%	[4]

Supplemental Data
Net assets, end of year (000)	$2,702,796		$2,651,481		$2,237,444		$2,014,111		$1,972,075

Portfolio turnover rate	33%	[8]	22%	[8]	5%	[9]	7%	[9]	3%	[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.05% and 0.04% for each of the years ended December 31, 2014 and December 31, 2013, respectively.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.14% and 0.15% for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the year ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.04% for each of the years ended December 31, 2012 and December 31, 2011.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13% for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the years ended December 31, 2014 and December 31, 2013, which also include International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

249 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2040 Master Portfolio
	Year Ended December 31,
	2014		2013		2012		2011		2010
Total Return
Total return	5.98%		17.42%		15.23%		(1.88)%		13.21%

Ratios to Average Net Assets
Total expenses	0.53%	[1,2,3]	0.51%	[1,2,3]	0.52%	[4,5,6]	0.52%	[4,5,6]	0.55%	[4]

Total expenses after fees waived	0.19%	[1,2,3]	0.18%	[1,2,3]	0.21%	[4,5,6]	0.20%	[4,5,6]	0.19%	[4]

Net investment income[7]	2.03%	[1,2,3]	2.26%	[1,2,3]	2.44%	[4,5,6]	2.24%	[4,5,6]	2.24%	[4]

Supplemental Data
Net assets, end of year (000)	$2,089,313		$2,064,693		$1,701,257		$1,509,756		$1,519,203

Portfolio turnover rate	42%	[8]	26%	[8]	4%	[9]	8%	[9]	4%	[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series, and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.06% and 0.05%, for the years ended December 31 2014 and December 31, 2013, respectively.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.16% and 0.17% for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the year ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.05% and 0.04% for the years ended December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the years ended December 31, 2014 and December 31, 2013, which also include International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

250	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Concluded)

	LifePath 2050 Master Portfolio
	Year Ended December 31,
	2014		2013		2012		2011		2010
Total Return
Total return	6.23%		20.32%		16.55%		(3.28)%		13.93%

Ratios to Average Net Assets
Total expenses	0.53%	[1,2,3]	0.53%	[1,2,3]	0.54%	[4,5,6]	0.53%	[4,5,6]	0.56%	[4]

Total expenses after fees waived	0.18%	[1,2,3]	0.20%	[1,2,3]	0.21%	[4,5,6]	0.18%	[4,5,6]	0.17%	[4]

Net investment income[7]	2.04%	[1,2,3]	2.46%	[1,2,3]	2.51%	[4,5,6]	2.18%	[4,5,6]	2.31%	[4]

Supplemental Data
Net assets, end of year (000)	$439,444		$415,263		$267,851		$180,087		$119,391

Portfolio turnover rate	48%	[8]	28%	[8]	5%	[9]	13%	[9]	5%	[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.07% and 0.06% for the years ended December 31, 2014 and December 31, 2013, respectively.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17% and 0.15% for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of the allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the year ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.06% and 0.05% for the years ended December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15% and 0.17% for the years ended December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the years ended December 31, 2014 and December 31, 2013, which also include International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

251 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

LIFEPATH MASTER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to five series of MIP: LifePath® Retirement Master Portfolio, LifePath® 2020 Master Portfolio, LifePath® 2030 Master Portfolio, LifePath® 2040 Master Portfolio and LifePath® 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”).

As of December 31, 2014, the investment of LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio in the Active Stock Master Portfolio represented 27.1%, and 29.6%, respectively, of net assets. The investment of LifePath Retirement Master Portfolio and LifePath 2020 Master Portfolio in CoreAlpha Bond Master Portfolio represented 50.9% and 39.8%, respectively, of net assets. As such, financial statements of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, including the Schedule of Investments, should be read in conjunction with each respective the LifePath Master Portfolio’s financial statements. Active Stock Master Portfolio’s and CoreAlpha Bond Master Portfolio’s financial statements are available, without charge, on the SEC’s website at http://www.sec.gov.

The LifePath Master Portfolios will generally invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Master Portfolios. The LifePath Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Master Portfolio’s investment in each of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that master portfolio. As of December 31, 2014, the LifePath Master Portfolios held interests in Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Master Small Cap Index Series	Russell 1000® Index Master Portfolio
LifePath Retirement Master Portfolio	10.7%	28.0%	9.1%	8.7%	2.6%
LifePath 2020 Master Portfolio	25.8%	39.6%	22.6%	14.1%	6.4%
LifePath 2030 Master Portfolio	30.1%	20.5%	30.3%	10.8%	11.8%
LifePath 2040 Master Portfolio	25.4%	4.3%	29.4%	7.3%	13.7%
LifePath 2050 Master Portfolio	6.1%	0.2%	6.6%	1.7%	2.5%

The LifePath Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The LifePath Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Master Portfolios:

Valuation: The LifePath Master Portfolios’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the LifePath Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Master Portfolios for all financial instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. The market value of the LifePath Master Portfolios’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open. The LifePath Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent

MASTER INVESTMENT PORTFOLIO

LIFEPATH MASTER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the LifePath Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio income, expenses and realized and unrealized gains and losses.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the LifePath Master Portfolios’ financial statement disclosures.

Other: Expenses directly related to a LifePath Master Portfolio are charged to that LifePath Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: Each LifePath Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with each LifePath Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each LifePath Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the LifePath Master Portfolio and any additional required collateral is delivered to the LifePath Master Portfolio on the next business day. During the term of the loan, each LifePath Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the LifePath Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each LifePath Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the LifePath Master Portfolios can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of each LifePath Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

LifePath 2020 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	$6,432,894	$(6,432,894)	—
UBS AG	193,680	(193,680)	—
Total	$6,626,574	$(6,626,574)	—

LifePath 2030 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	$8,225,100	$(8,225,100)	—

LifePath 2040 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	$10,101,000	$(10,101,000)	—
Goldman Sachs & Co.	5,771,664	(5,771,664)	—
Total	$15,872,664	$(15,872,664)	—

MASTER INVESTMENT PORTFOLIO

LIFEPATH MASTER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

LifePath 2050 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	$2,886,000	$(2,886,000)	—

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral has been received in connection with securities lending agreements as follows:

LifePath 2020 Master Portfolio	$6,776,550
LifePath 2030 Master Portfolio	$8,407,500
LifePath 2040 Master Portfolio	$16,314,800
LifePath 2050 Master Portfolio	$2,950,000

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the LifePath Master Portfolios benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each LifePath Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the LifePath Master Portfolios, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA” or the “Manager”), the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each LifePath Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Master Portfolio. For such services, each LifePath Master Portfolio paid BFA a monthly fee based on a percentage of such LifePath Master Portfolio’s average daily net assets. Each LifePath Master Portfolio pays BFA at an annual rate of 0.35% of the average daily net assets of each respective LifePath Master Portfolio.

MIP, on behalf of the LifePath Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Master Portfolios’ and MIP’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Master Portfolios.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the LifePath Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the LifePath Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the LifePath Master Portfolios.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Master Portfolio. BFA had contractually agreed to waive investment advisory fees charged to each LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, received by BFA or BAL, from each affiliated investment company in which the LifePath Master Portfolios invest through April 30, 2015. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2024. The amounts of the waivers, if any, are shown as fees waived by Manager in the Statements of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the LifePath Master Portfolios, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The LifePath Master Portfolios are responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the LifePath Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each LifePath Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each LifePath Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity

MASTER INVESTMENT PORTFOLIO

LIFEPATH MASTER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Complex through the lending of specials only securities in the calendar year 2014, each LifePath Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each LifePath Master Portfolio retained 65% of securities lending income and paid a fee to

BTC equal to 35% of such income. The share of securities lending income earned by each LifePath Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2014 each LifePath Master Portfolio paid BTC the following amounts in total for securities lending agent services and collateral investment fees:

LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
$5,460	$15,508	$17,947	$22,900	$4,599

Each LifePath Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments in the Underlying Funds and LifePath Master Portfolios, excluding short-term securities, were as follows:

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Purchases	$229,927,746	$601,697,643	$876,709,448	$874,417,702	$201,864,848
Sales	$310,253,211	$710,002,301	$973,305,047	$964,355,972	$199,221,687

6. Income Tax Information:

Each LifePath Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a LifePath Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the LifePath Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Master Portfolio’s assets will be managed so an investor in the LifePath Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination.

The statute of limitations on each LifePath Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on each LifePath Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to each LifePath Master Portfolio’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Tax cost	$1,511,718,784	$2,719,373,712	$2,532,823,891	$1,951,131,622	$414,606,449

Gross unrealized appreciation	$94,617,924	$368,573,680	$229,021,695	$307,940,473	$35,136,902
Gross unrealized depreciation	(18,205,161)	(209,536,519)	(53,403,041)	(154,258,586)	(7,486,758)

Net unrealized appreciation	$76,412,763	$159,037,161	$175,618,654	$153,681,887	$27,650,144

7. Bank Borrowings:

MIP, on behalf of the LifePath Master Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the LifePath Master Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the LifePath Master Portfolios, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit

MASTER INVESTMENT PORTFOLIO

LIFEPATH MASTER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Concluded)

agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the LifePath Master Portfolios, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the LifePath Master Portfolios did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the LifePath Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the LifePath Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Master Portfolio.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MASTER INVESTMENT PORTFOLIO

LIFEPATH MASTER PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Master Investment Portfolio and the Interestholders of LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (the “Master Portfolios”), each a series of Master Investment Portfolio, at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

MASTER INVESTMENT PORTFOLIO

OFFICERS AND TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 153 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None

MASTER INVESTMENT PORTFOLIO

OFFICERS AND TRUSTEES (Continued)

Name, Address[1] and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None

[1]   The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend terms of the Trustees on a case-by-case basis, as appropriate.

[3]   Date shown is the earliest date a person has served for the MIP. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the MIP’s Board. As a result, although the chart shows certain Trustees as joining the MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2009	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	29 RICs consisting of 97 Portfolios	None

[4]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

MASTER INVESTMENT PORTFOLIO

OFFICERS AND TRUSTEES (Concluded)

Name, Address[1] and Year of Birth	Position(s) Held with MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
MIP Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the MIP serve at the pleasure of the Board.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the MIP and Jennifer McGovern became a Vice President of the MIP.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the MIP and Ronald W. Forbes resigned as a Trustee of the MIP and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the MIP.

P.O. Box 219548
Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

120-6345 a.14-CH AP2015/02/9813 2-2015 Printed in U.S.A.

Pursuant to Securities and Exchange Commission Staff guidance contained in Letter to Chief Financial Officers from Lawrence A. Friend, dated November 7, 1997, “Investment Co. Accounting Guidance,” the foregoing State Farm Mutual Fund Trust annual report included as Item 1 on this Form N-CSR and sent to shareholders of registrant, includes the financial statements and notes to financial statements of five series of Master Investment Portfolio (MIP). MIP is unaffiliated with registrant and neither registrant nor the certifying officers to this Form N-CSR, have any control over the preparation or content of the information included in MIP’s financial statements and notes to financial statements included herein.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-4930.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in paragraph (d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2014: $ 489,611

Billed to registrant for fiscal year ending December 31, 2013: $ 475,139

The audit fees for December 31, 2014 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2014: $ 0

Billed to registrant for fiscal year ending December 31, 2013: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2014: $ 0

Billed for fiscal year ending December 31, 2013: $ 5,625

The nature of the services comprising the fees disclosed under this category: The audit-related fees for fiscal year ending December 31, 2013 were billed to registrant’s administrator, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees related to the performance of a review of the accounting services transition related to the State Farm S&P 500 Index Fund’s investment directly in individual securities after withdrawing all its assets from the S&P 500 Stock Master Portfolio.

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2014: $ 86,893

Billed to registrant for fiscal year ending December 31, 2013: $ 81,850

The nature of the services comprising the fees disclosed under this category:

For each fiscal year, the nature of the services includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. For each fiscal year, the nature of the services also includes fees for reviewing the registrant’s tax returns (federal, state, and excise), income tax and excise tax positions, and issues and tax accounting methods with respect to the registrant. For the fiscal year ending December 31, 2014, the fees also include tax services to assist the registrant’s State Farm Tax Advantaged Bond Fund series change a tax accounting calculation. The amount billed by the registrant’s independent principal accountant for assisting with changing the State Farm Tax Advantaged Bond Fund’s tax accounting calculation was $7,063, which was paid by the registrant’s investment adviser, State Farm Investment Management Corp. For the fiscal year ending December 31, 2013, the fees also include research and related activities regarding the State Farm S&P 500 Index Fund’s investment directly in individual securities after withdrawing all its assets from the S&P 500 Stock Master Portfolio.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2014: $ 0

Billed for fiscal year ending December 31, 2013: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2014: $ 0

Billed to registrant for fiscal year ending December 31, 2013: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2014: $ 15,800

Billed for fiscal year ending December 31, 2013: $ 20,600

The nature of the services comprising the fees disclosed under this category:

The fees were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees related to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

-	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2014:	not applicable	0%	not applicable
Fiscal year ending December 31, 2013:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2014:	not applicable	not applicable	100%
Fiscal year ending December 31, 2013:	100%	not applicable	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2014:     $ 86,893

Fiscal year ending December 31, 2013:     $ 81,850

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2014:     $ 15,800

Fiscal year ending December 31, 2013:     $ 20,600

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2014:     $ 0

Fiscal year ending December 31, 2013:     $ 0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Mutual Fund Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Mutual Fund Trust

By	/s/ Michael L. Tipsord
Michael L. Tipsord
President

Date March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael L. Tipsord
Michael L. Tipsord
President

Date March 2, 2015

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date March 2, 2015